Exhibit 10.15

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	1
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
29		See lock 14

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☒	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

Item 8 Rifle N247AC

PURPOSE OF THIS MODIFICATION: To correct Modification No. 28

Should read: Aircraft Substitution:  Replace N247AC with N173AC effective upon inspection and carding.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Colleen Hightower, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Colleen Hightower	6/8/10
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	1
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
28		See lock 14

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION. (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

Item 8 Rifle N247AC

PURPOSE OF THIS MODIFICATION:

Aircraft Substitution:  Replace N217AC with N173AC effective upon inspection and carding.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver Mrkg Mgr.		Colleen Hightower, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	5-28/10	/s/ Colleen Hightower	5/28/10
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
27		May 16, 2010

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☒	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION:  Update Exhibit 12 Hourly Flight Rate Chart.

Section C, Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart.

Replace with the attached flight rate chart, dated 05/16/2010, effective 05/16/2010

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
N/A		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Frank Gomez	5/12/10
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

HELICOPTER SERVICES
HOURLY FLIGHT RATES, FUEL CONSUMPTION, AND WEIGHT REDUCTION CHART EFFECTIVE
MAY 16, 2010
FOR CONTRACTS AWARDED 2008- 2011 (CWN/Exclusive Use)

COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	MAY, 2010 HOURLY FLIGHT RATE ($/HR)	LOAD CALCULATION Weight Reduction (Ibs)
AGUSTA WESTLAND	AW 119 KOALA	55	$1,114.00	230
	AW 139	129	$2,230.00	335
	EH 101	211	$4,395.00	NOT ESTABLISHED
AM. EUROCOPTER	SA-315B	58	$1,592.00	180
	SA-316B	58	$1,592.00	170
	SA-318C	45	$1,459.00	80
	SA-319B	45	$1,470.00	150
	AS-330J	179	$4,001.00	N/A
	AS 332L1	160	$3,967.00	N/A
	SA-341G	45	$1,438.00	170
	AS-350B/350BA	45	$1,025.00	130
	AS-350B-1	46	$1,029.00	160
	AS-350B-2	48	$1,043.00	160
	AS-350B-3	50	$1,103.00	175
	AS-350D	38	$996.00	130
	AS-355F-1/355F-2	58	$1,260.00	140
	AS-365N-1	87	$2,020.00	275
	EC-120	31	$795.00	NOT ESTABLISHED
	EC 130-B4	53	$1,045.00	NOT ESTABLISHED
	EC-135	64	$1,300.00	220
	EC 145	80	$1,604.00	NOT ESTABLISHED
	EC 155B1	95	$2,125.00	NOT ESTABLISHED
	EC 225	183	$3,705.00	NOT ESTABLISHED
BELL:	47/SOLOY	23	$642.00	120
	204B (UH-1 Series)	86	$1,566.00	200
	204 Super B	90	$1,608.00	200
	205A-1	88	$1,589.00	260
	205A-1++	90	$1,630.00	260
	206B-II	25	$777.00	100
	206B-III	27	$801.00	130
	206L-1	32	$936.00	150
	206L-3	38	$977.00	180
	206L-4	38	$961.00	180
	210	90	$1,625.00	260
	212	100	$1,859.00	390
	214B	160	$2,515.00	380
	214B1	145	$2,345.00	380
	214ST	133	$2,926.00	420
	222A	70	$1,777.00	NOT ESTABLISHED
	222B	83	$1,859.00	NOT ESTABLISHED
	222UT	83	$1,859.00	NOT ESTABLISHED
	407	45	$1,077.00	155
	412	110	$2,031.00	390
	412HP	110	$2,005.00	390
	UH-1B	86	$1,535.00	N/A
	UH-1B Super	88	$1,564.00	N/A
	UH-1F	88	$1,564.00	N/A
	UH-1H (-13 engine)	88	$1,564.00	N/A
	UH-1H (-17 engine)	90	$1,605.00	N/A
	TH-1L	88	$1,564.00	N/A
BOEING:	BV-107	180	$3,797.00	N/A
	BV-234	405	$6,858.00	N/A
HILLER:	*SL-3/4	21	$620.00	90
	H-1100B	22	$801.00	130
	UH-12/SOLOY	23	$704.00	100
KAMAN:	H43-F	85	$1,561.00	N/A
	K-1200	85	$1,710.00	N/A
MBB:	BO 105CBS	58	$1,239.00	180
	BK 117	77	$1,743.00	160
McDONNELL-	500C	23	$802.00	110
DOUGLAS:	5000/E	28	$820.00	120
	520N	32	$856.00	100
	530F	34	$917.00	120
	600N	41	$1,016.00	155
	900/902	69	$1,406.00	210
SIKORSKY:	CH 53D	425	$6,696.00	N/A
	CH 54/S 64	525	$7,248.00	N/A
	S-55T	47	$1,147.00	170
	S-58D/E	83	$1,655.00	N/A
	S-58T/PT6T-3	115	$2,157.00	400
	S-58T/PT6T-6	115	$2,157.00	460
	S-61N	170	$3,606.00	550
	S-62A	70	$1,348.00	300
	S-70	160	$3,444.00	N/A
	S-76C+	90	$2,031.00	NOT ESTABLISHED
	S-92	178	$3,029.00	NOT ESTABLISHED
AVERAGE GALLON PRICE:		JET FUEL:	$4.97

For the most recent version visit the FS webiste: http://www/fs/fed/is/fire/contracting

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	1
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
26		April 6, 2010

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) Charged availability and flight to WAE5Y4 (1302) during MAP

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243.4 Changes

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters, Item No. 1 Ely/Jeffco/Cadillac, N6962R

PURPOSE OF THIS MODIFICATION:  Change Mandatory Availability Period (MAP) Option Period 2 only.

MAP Cadillac:          April 6, 2010 through May 20, 2010 (45 days) 2010 Daily Availability Rate $20,600.00 effective 4/6/2010

MAP Ely:                May 21, 2010 through June 19, 2010 (30 days) 2010 Daily Availability Rate $20,600.00 effective 5/1/2010

MAP Jeffco:            June 20, 2010 through October 2, 2010 (105 days) 2010 Daily Availability Rate $20,600.00 effective 5/1/2010

Charged availability and flight to WAE5Y4 (1302) during MAP

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver Mkt Mgr		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	4/26/10	/s/ Frank Gomez	4/26/10
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	1
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
25		April 6, 2010

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) Charged availability and flight to WAE5Y4 (1302) during MAP

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243.4 Changes

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copy to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters, Item No. 1 Ely/Jeffco/Cadillac, N6962R

PURPOSE OF THIS MODIFICATION:  Change Mandatory Availability Period (MAP) Option Period 2 only.

MAP Cadillac:          April 6, 2010 through May 20, 2010 (45 days)

MAP Ely:                May 21, 2010 through June 19, 2010 (30 days)

MAP Jeffco:            June 20, 2010 through October 2, 2010 (105 days)

Charged availability and flight to WAE5Y4 (1302) during MAP

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver Mrkg Mgr		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

Tracy Weaver	4/9/10	Frank Gomex	4/8/10
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	1
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
24		April 5, 2010

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243.4 Changes

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copy to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters, Item N0. 1 Ely/Jeffco/Cadillac, N6962R

PURPOSE OF THIS MODIFICATION:  Change Mandatory Availability Period (MAP) Option Period 2 only.

MAP Cadillac:          April 5, 2010 through May 19, 2010 (45 days)

MAP Ely:                May 20, 2010 through June 18, 2010 (30 days)

MAP Jeffco:            June 19, 2010 through October 1, 2010 (105 days)

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver, Marketing Mgr		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	3/31/10	/s/ Frank Gomez	3/31/10.
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	53
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
23		May 1, 2010

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO.
ERICKSON AIR-CRANE INC		AG-024B-C-08-9345
3100 WILLOW SPRINGS ROAD		Item # 1 Cadillac/Ely/Jeffco
CENTRAL POINT OR 97502	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item # 8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) Charge Availability during MAP to WAE5Y4 (1302)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: C-24 Contract Period and Renwal Option

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters Item No. 1 Ely/Jeffco/Cadillac N6962R, Item No. 3 Silver City/Helena N164AC, Item No. 7 Reno N217AC, and Item No. 8 Rifle N247AC

PURPOSE OF THIS MODIFICATION: C-24 Contract Period and Renewal options.

a)  In accordance with contract clause C-24 notice is hereby given that the second option renewal period for 2010 is hereby executed and will become effective on 5/1/2010.  The Daily Availability Rates and Option Use Rates for 2010 as awarded in Contract Section B-1 will be in effect beginning 5/1/2010

b)  Exhibit 16 Wage Determinations: The most current revision of the following Wage Determinations are attached.

1995-0222 Rev No. 29 (12/04/2009) for the pilots

2005-2271 Rev No. 8 (06/17/2009) for the mechanic and fuel service truck driver for Cadillac

2005-2285 Rev No. 7 (10/28/2009) for the mechanic and fuel service truck driver for Ely

2005-2281 Rev No. 8 (07/31/2009) for the mechanic and fuel service truck driver for Jeffco

2005-2511 Rev No. 11 (08/11/2009) for the mechanic and fuel service truck driver for Silver City

2005-2317 Rev No. 8 (05/26/2009) for the mechanic and fuel service truck driver for Helena

2005-2333 Rev No. 8 (06/11/2009) for the mechanic and fuel service truck driver for Reno

2005-2083 Rev No. 8 (10/15/2009) for the mechanic and fuel service truck driver for Rifle

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver Mktg Mgr		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	3/10/10	/s/ Frank Gomez	3/10/10
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	53
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
23		May 1, 2010

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO.
ERICKSON AIR-CRANE INC		AG-024B-C-08-9345
3100 WILLOW SPRINGS ROAD		Item # 1 Cadillac/Ely/Jeffco
CENTRAL POINT OR 97502	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) Charge Availability during MAP to WAE5Y4 (1302)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: C-24 Contract Period and Renwal Option

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters Item No. 1 Ely/Jeffco/Cadillac N6962R, Item No. 3 Silver City/Helena N164AC, Item No. 7 Reno N217AC, and item No. 8 Rifle N247AC

PURPOSE OF THIS MODIFICATION: C-24 Contract Period and Renewal Options.

a)  In accordance with contract clause C-24 notice is hereby given that the second option renewal period for 2010 is hereby executed and will become effective on 5/1/2010.  The Daily Availability Rates and Option Use Rates for 2010 as awarded in Contract Section B-1 will be in effect beginning 5/1/2010

b)  Exhibit 16 Wage Determinations: The most current revision of the following Wage Determinations are attached.

1995-0222 Rev No. 29 (12/04/2009) for the pilots

2005-2271 Rev No. 8 (06/17/2009) for the mechanic and fuel service truck driver for Cadillac

2005-2285 Rev No. 7 (10/28/2009) for the mechanic and fuel service truck driver for Ely

2005-2081 Rev No. 8 (07/31/2009) for the mechanic and fuel service truck driver for Jeffco

2005-2511 Rev No. 11 (09/11/2009) for the mechanic and fuel service truck driver for Silver City

2005-2317 Rev No. 8 (05/26/2009) for the mechanic and fuel service truck driver for Helena

2005-2333 Rev No. 8 (06/11/2009) for the mechanic and fuel service truck driver for Reno

2005-2083 Rev No. 8 (10/15/2009) for the mechanic and fuel service truck driver for Rifle

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Frank Gomez, Contracting Officer
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Frank Gomez	3/10/10
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

WD 95-0222 (Rev.-29) was first posted on www.wdol.gov on 12/15/2009

Aerial Photographers/Seeding/Spraying

REGISTER OF WAGE DETERMINATIONS UNDER		U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT		EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor		WAGE AND HOUR DIVISION
WASHINGTON, D.C. 20210

Shirley F. Ebbesen	Division of Wage	Wage Determination No:	1995-0222
Director	Determinations	Revision No:	29
		Date Of Revision:	12/04/2009

Nationwide: Applicable in the continental U.S. Alaska, Puerto Rico, Hawaii and Virgin Islands.

**Fringe Benefits Required Follow the Occupational Listing**

Employed on U.S. Government contracts for aerial photographer, aerial seeding, aerial spraying, transportation of personnel and cargo, fire reconnaissance, administrative flying, fire detection, air taxi mail service, and other flying services.

OCCUPATION CODE - TITLE	FOOTNOTE	RATE

31010 - Airplane Pilot		24.90
(not set) - First Officer (Co-Pilot)		22.67
(not set) - Aerial Photographer		12.44

EXCEPT SCHEDULED AIRLINE TRANSPORTATION AND LARGE MULTI-ENGINE AIRCRAFT SUCH AS THE B-727, DC-8, AND THE DC-9.

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year, New Year’s Day, Martin Luther King Jr’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4174)

VACATION (Hawaii): 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 10 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HEALTH & WELFARE (Hawaii): $1.40 per hour, or $56.00 per week, or $242.66 per month hour for all employees on whose behalf the contractor provides health care benefits pursuant to the Hawaii prepaid Health Care Act. For those employees who are not receiving health care benefits mandated by the Hawaii prepaid Health Care Act, the new health and welfare benefit rate will be $3.35 per hour.

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C) (vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1)     When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2)     After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)     The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b) (2) of Regulations 29 CFR Part 4).

4)     Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)     The contracting officer transmits the Wage and Hour decision to the contractor.

6)     The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

** OCCUPATIONS NOT INCLUDED IN THE SCA DIRECTORY OF OCCUPATIONS **

Aerial Photographer

The aerial photographer must be skilled in reading flight maps, capable of assisting the pilot to adhere to flight lines, be able to level and operate a cartographic camera and its auxiliary equipment mounted in the aircraft so that the photographs that are taken will have the required forward lap and side lap for use in photogrammetric mapping equipment, and possess a working knowledge of aerial films and camera filters to insure proper exposure of the films.

First Officer (Co-Pilot)

Is second in command of commercial airplane and its crew while transporting passengers, mail, or other cargo on scheduled or nonscheduled flights. Assists or relieves an airline captain in operating the controls of an airplane; monitoring flight and engine instruments; and maintaining air-to-ground communications.

WD 05-2271 (Rev.-8) was first posted on www.wdol.gov on 06/23/2009

************************************************************************************************************

REGISTER OF WAGE DETERMINATIONS UNDER THE SERVICE CONTRACT ACT By direction of the Secretary of Labor		U.S. DEPARTMENT OF LABOR EMPLOYMENT STANDARDS ADMINISTRATION WAGE AND HOUR DIVISION
WASHINGTON D.C. 20210

		Wage Determination No.:	2005-2271
Shirley F. Ebbesen	Division of	Revision No.:	8
Director	Wage Determinations	Date Of Revision:	06/17/2009

State: Michigan

Area: Michigan Counties of Alcona, Alpena, Antrim, Arenac, Benzie, Charlevoix, Cheboygan, Crawford, Emmet, Grand Traverse, Iosco, Kalkaska, Leelanau, Manistee, Missaukee, Montmorency, Ogemaw, Oscoda, Otsego, Presque Isle, Roscommon, Wexford

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE	FOOTNOTE	RATE
01000 - Administrative Support And Clerical Occupations
01011 - Accounting Clerk I		13.75
01012 - Accounting Clerk II		15.45
01013 - Accounting Clerk III		17.53
01020 - Administrative Assistant		18.45
01040 - Court Reporter		16.51
01051 - Data Entry Operator I		12.18
01052 - Data Entry Operator II		13.58
01060 - Dispatcher, Motor Vehicle		15.61
01070 - Document Preparation Clerk		12.72
01090 - Duplicating Machine Operator		12.72
01111 - General Clerk I		11.12
01112 - General Clerk II		12.12
01113 - General Clerk III		14.69
01120 - Housing Referral Assistant		18.42
01141 - Messenger Courier		10.57
01191 - Order Clerk I		13.15
01192 - Order Clerk II		14.36
01261 - Personnel Assistant (Employment) I		15.21
01262 - Personnel Assistant (Employment) II		17.00
01263 - Personnel Assistant (Employment) III		18.97
01270 - Production Control Clerk		22.01
01280 - Receptionist		10.99
01290 - Rental Clerk		12.45
01300 - Scheduler, Maintenance		14.77
01311 - Secretary I		14.77
01312 - Secretary II		16.51
01313 - Secretary III		18.42
01320 - Service Order Dispatcher		13.70
01410 - Supply Technician		18.29
01420 - Survey Worker		14.46
01531 - Travel Clerk I		12.28
01532 - Travel Clerk II		13.34
01533 - Travel Clerk III		14.44
01611 - Word Processor I		13.15
01612 - Word Processor II		14.77
01613 - Word Processor III		16.51
05000 - Automotive Service Occupations
05005 - Automobile Body Repairer, Fiberglass		19.06
05010 - Automotive Electrician		14.68
05040 - Automotive Glass Installer		14.14
05070 - Automotive Worker		14.14
05110 - Mobile Equipment Servicer		13.06
05130 - Motor Equipment Metal Mechanic		15.19
05160 - Motor Equipment Metal Worker		14.14
05190 - Motor Vehicle Mechanic		18.02
05220.- Motor Vehicle Mechanic Helper		12.45
05250 - Motor Vehicle Upholstery Worker		13.65
05280 - Motor Vehicle Wrecker		14.14
05310 - Painter, Automotive		14.68
05340 - Radiator Repair Specialist		14.14
05370 - Tire Repairer		12.62
05400 - Transmission Repair Specialist		15.19
07000 - Food Preparation And Service Occupations
07010 - Baker		10.91
07041 - Cook I		10.33
07042 - Cook II		10.92
07070 - Dishwasher		8.39
07130 - Food Service Worker		8.89
07210 - Meat Cutter		13.25

07260 - Waiter/Waitress	8.73
09000 - Furniture Maintenance And Repair Occupations
09010 - Electrostatic Spray Painter	16.10
09040 - Furniture Handler	12.38
09080 - Furniture Refinisher	16.15
09090 - Furniture Refinisher Helper	13.70
09110 - Furniture Repairer, Minor	15.02
09130 - Upholsterer	16.10
11000 - General Services And Support Occupations
11030 - Cleaner, Vehicles	10.81
11060 - Elevator Operator	10.81
11090 - Gardener	13.55
11122 - Housekeeping Aide	9.23
11150 - Janitor	11.90
11210 - Laborer, Grounds Maintenance	12.04
11240 - Maid or Houseman	8.19
11260 - Pruner	11.29
11270 - Tractor Operator	13.28
11330 - Trail Maintenance Worker	12.04
11360 - Window Cleaner	12.36
12000 - Health Occupations
12010 - Ambulance Driver	16.04
12011 - Breath Alcohol Technician	16.18
12012 - Certified Occupational Therapist Assistant	18.70
12015 - Certified Physical Therapist Assistant	18.70
12020 - Dental Assistant	15.39
12025 - Dental Hygienist	24.83
12030 - EKG Technician	24.53
12035 - Electroneurodiagnostic Technologist	24.53
12040 - Emergency Medical Technician	16.04
12071 - Licensed Practical Nurse I	14.47
12072 - Licensed Practical Nurse II	16.18
12073 - Licensed Practical Nurse III	18.06
12100 - Medical Assistant	11.86
12130 - Medical Laboratory Technician	17.49
12160 - Medical Record Clerk	15.63
12190 - Medical Record Technician	17.48
12195 - Medical Transcriptionist	13.71
12210 - Nuclear Medicine Technologist	34.28
12221 - Nursing Assistant I	10.60
12222 - Nursing Assistant II	11.91
12223 - Nursing Assistant III	13.00
12224 - Nursing Assistant IV	14.60
12235 - Optical Dispenser	15.49
12236 - Optical Technician	13.84
12250 - Pharmacy Technician	14.11
12280 - Phlebotomist	14.60
12305 - Radiologic Technologist	21.34
12311 - Registered Nurse I	23.13
12312 - Registered Nurse II	29.25
12313 - Registered Nurse II, Specialist	29.25
12314 - Registered Nurse III	34.84
12315 - Registered Nurse III, Anesthetist	34.84
12316 - Registered Nurse IV	41.76
12317 - Scheduler (Drug and Alcohol Testing)	20.05
13000 - Information And Arts Occupations
13011 - Exhibits Specialist I	19.64
13012 - Exhibits Specialist II	22.75
13013 - Exhibits Specialist III	27.51
13041 - Illustrator I	19.64
13042 - Illustrator II	22.75
13043 - Illustrator III	27.51
13047 - Librarian	24.92
13050 - Library Aide/Clerk	11.22
13054 - Library Information Technology Systems Administrator	22.48
13058 - Library Technician	15.72
13061 - Media Specialist I	15.75
13062 - Media Specialist II	18.14
13063 - Media Specialist III	20.24
13071 - Photographer I	16.77
13072 - Photographer II	18.75
13073 - Photographer III	23.23
13074 - Photographer IV	27.78
13075 - Photographer V	29.54
13110 - Video Teleconference Technician	16.22
14000 - Information Technology Occupations
14041 - Computer Operator I	13.95
14042 - Computer Operator II	15.60
14043 - Computer Operator III	17.41
14044 - Computer Operator IV	19.33
14045 - Computer Operator V	21.41

14071 - Computer Programmer I	(see 1)	18.55
14072 - Computer Programmer II	(see 1)	23.00
14073 - Computer Programmer III	(see 1)
14074 - Computer Programmer IV	(see 1)
14101 - Computer Systems Analyst I	(see 1)	22.29
14102 - Computer Systems Analyst II	(see 1)	26.96
14103 - Computer Systems Analyst III	(see 1)
14150 - Peripheral Equipment Operator		13.95
14160 - Personal Computer Support Technician		19.33
15000 - Instructional Occupations
15010 - Aircrew Training Devices Instructor (Non-Rated)		22.27
15020 - Aircrew Training Devices Instructor (Rated)		26.96
15030 - Air Crew Training Devices Instructor (Pilot)		31.54
15050 - Computer Based Training Specialist / Instructor		23.54
15060 - Educational Technologist		23.69
15070 - Flight Instructor (Pilot)		31.54
15080 - Graphic Artist		18.59
15090 - Technical Instructor		20.15
15095 - Technical Instructor/Course Developer		23.54
15110 - Test Proctor		15.54
15120 - Tutor		15.54
16000 - Laundry, Dry-Cleaning, Pressing And Related Occupations
16010 - Assembler		9.51
16030 - Counter Attendant		9.51
16040 - Dry Cleaner		12.85
16070 - Finisher, Flatwork, Machine		9.51
16090 - Presser, Hand		9.51
16110 - Presser, Machine, Drycleaning		9.51
16130 - Presser, Machine, Shirts		9.51
16160 - Presser, Machine, Wearing Apparel, Laundry		9.51
16190 - Sewing Machine Operator		13.99
16220 - Tailor		15.08
16250 - Washer, Machine		10.61
19000 - Machine Tool Operation And Repair Occupations
19010 - Machine-Tool Operator (Tool Room)		22.03
19040 - Tool And Die Maker		25.30
21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator		20.74
21030 - Material Coordinator		22.01
21040 - Material Expediter		22.01
21050 - Material Handling Laborer		14.43
21071 - Order Filler		11.50
21080 - Production Line Worker (Food Processing)		20.74
21110 - Shipping Packer		19.25
21130 - Shipping/Receiving Clerk		19.25
21140 - Store Worker I		14.13
21150 - Stock Clerk		17.12
21210 - Tools And Parts Attendant		20.74
21410 - Warehouse Specialist		20.74
23000 - Mechanics And Maintenance And Repair Occupations
23010 - Aerospace Structural Welder		22.36
23021 - Aircraft Mechanic I		21.50
23022 - Aircraft Mechanic II		22.36
23023 - Aircraft Mechanic III		23.26
23040 - Aircraft Mechanic Helper		17.38
23050 - Aircraft, Painter		22.01
23060 - Aircraft Servicer		19.06
23080 - Aircraft Worker		19.73
23110 - Appliance Mechanic		17.86
23120 - Bicycle Repairer		12.62
23125 - Cable Splicer		23.56
23130 - Carpenter, Maintenance		20.90
23140 - Carpet Layer		18.19
23160 - Electrician, Maintenance		27.70
23181 - Electronics Technician Maintenance I		20.98
23182 - Electronics Technician Maintenance II		21.93
23183 - Electronics Technician Maintenance III		22.86
23260 - Fabric Worker		19.12
23290 - Fire Alarm System Mechanic		21.79
23310 - Fire Extinguisher Repairer		18.24
23311 - Fuel Distribution System Mechanic		23.97
23312 - Fuel Distribution System Operator		20.09
23370 - General Maintenance Worker		17.93
23380 - Ground Support Equipment Mechanic		22.22
23381 - Ground Support Equipment Servicer		19.06
23382 - Ground Support Equipment Worker		19.73
23391 - Gunsmith I		17.93
23392 - Gunsmith II		19.74
23393 - Gunsmith III		21.50
23410 - Heating, Ventilation And Air-Conditioning Mechanic		21.50

23411 - Heating, Ventilation And Air Conditioning Mechanic (Research Facility)		22.22
23430 - Heavy Equipment Mechanic		20.71
23440 - Heavy Equipment Operator		20.58
23460 - Instrument Mechanic		21.79
23465 - Laboratory/Shelter Mechanic		20.62
23470 - Laborer		14.43
23510 - Locksmith		20.90
23530 - Machinery Maintenance Mechanic		21.79
23550 - Machinist, Maintenance		21.50
23580 - Maintenance Trades Helper		14.34
23591 - Metrology Technician I		21.79
23592 - Metrology Technician II		22.68
23593 - Metrology Technician III		23.58
23640 - Millwright		28.14
23710 - Office Appliance Repairer		19.00
23760 - Painter, Maintenance		19.95
23790 - Pipefitter, Maintenance		23.89
23810 - Plumber, Maintenance		22.22
23820 - Pneudraulic Systems Mechanic		21.79
23850 - Rigger		21.79
23870 - Scale Mechanic		20.01
23890 - Sheet-Metal Worker, Maintenance		24.41
23910 - Small Engine Mechanic		20.71
23931 - Telecommunications Mechanic I		21.50
23932 - Telecommunications Mechanic II		22.36
23950 - Telephone Lineman		20.65
23960 - Welder, Combination, Maintenance		22.10
23965 - Well Driller		21.79
23970 - Woodcraft Worker		21.79
23980 - Woodworker		17.93
24000 - Personal Needs Occupations
24570 - Child Care Attendant		9.00
24580 - Child Care Center Clerk		11.24
24610 - Chore Aide		10.48
24620 - Family Readiness And Support Services Coordinator		12.19
24630 - Homemaker		12.48
25000 - Plant And System Operations Occupations
25010 - Boiler Tender		24.76
25040 - Sewage Plant Operator		18.57
25070 - Stationary Engineer		24.76
25190 - Ventilation Equipment Tender		17.02
25210 - Water Treatment Plant Operator		17.86
27000 - Protective Service Occupations
27004 - Alarm Monitor		17.04
27007 - Baggage Inspector		11.88
27008 - Corrections Officer		20.44
27010 - Court Security Officer		20.76
27030 - Detection Dog Handler		16.73
27040 - Detention Officer		20.44
27070 - Firefighter		18.59
27101 - Guard I		11.88
27102 - Guard II		16.73
27131 - Police Officer I		23.25
27132 - Police Officer II		25.85
28000 - Recreation Occupations
28041 - Carnival Equipment Operator		9.99
28042 - Carnival Equipment Repairer		10.41
28043 - Carnival Equipment Worker		8.50
28210 - Gate Attendant/Gate Tender		14.00
28310 - Lifeguard		11.56
28350 - Park Attendant (Aide)		15.66
28510 - Recreation Aide/Health Facility Attendant		12.21
28515 - Recreation Specialist		16.06
28630 - Sports Official		12.47
28690 - Swimming Pool Operator		17.16
29000 - Stevedoring/Longshoremen Occupational Services
29010 - Blocker And Bracer		22.91
29020 - Hatch Tender		22.91
29030 - Line Handler		22.91
29041 - Stevedore I		21.88
29042 - Stevedore II		23.94
30000 - Technical Occupations
30010 - Air Traffic Control Specialist, Center (HFO)	(see 2)	35.15
30011 - Air Traffic Control Specialist, Station (HFO)	(see 2)	24.24
30012 - Air Traffic Control Specialist, Terminal (HFO)	(see 2)	26.69
30021 - Archeological Technician I		11.47
30022 - Archeological Technician II		12.06
30023 - Archeological Technician III		16.27
30030 - Cartographic Technician		22.19

30040 - Civil Engineering Technician		22.19
30061 - Drafter/CAD Operator I		16.01
30062 - Drafter/CAD Operator II		17.91
30063 - Drafter/CAD Operator III		19.97
30064 - Drafter/CAD Operator IV		24.57
30081 - Engineering Technician I		14.70
30082 - Engineering Technician II		16.48
30083 - Engineering Technician III		18.44
30084 - Engineering Technician IV		22.85
30085 - Engineering Technician V		27.93
30086 - Engineering Technician VI		29.98
30090 - Environmental Technician		22.15
30210 - Laboratory Technician		21.97
30240 - Mathematical Technician		22.19
30361 - Paralegal/Legal Assistant I		18.52
30362 - Paralegal/Legal Assistant II		22.93
30363 - Paralegal/Legal Assistant III		28.06
30364 - Paralegal/Legal Assistant IV		33.95
30390 - Photo-Optics Technician		22.19
30461 - Technical Writer I		20.97
30462 - Technical Writer II		25.64
30463 - Technical Writer III		28.13
30491 - Unexploded Ordnance (UXO) Technician I		22.34
30492 - Unexploded Ordnance (UXO) Technician II		27.03
30493 - Unexploded Ordnance (UXO) Technician III		32.40
30494 - Unexploded (UXO) Safety Escort		22.34
30495 - Unexploded (UXO) Sweep Personnel		22.34
30620 - Weather Observer, Combined Upper Air Or Surface Programs	(see 3)	19.97
30621 - Weather Observer, Senior	(see 3)	21.29
31000 - Transportation/Mobile Equipment Operation Occupations
31020 - Bus Aide		12.30
31030 - Bus Driver		15.41
31043 - Driver Courier		14.35
31260 - Parking and Lot Attendant		11.54
31290 - Shuttle Bus Driver		15.35
31310 - Taxi Driver		12.05
31361 - Truckdriver, Light		14.66
31362 - Truckdriver, Medium		15.05
31363 - Truckdriver, Heavy		19.28
31364 - Truckdriver, Tractor-Trailer		19.28
99000 - Miscellaneous Occupations		9.00
99030 - Cashier
99050 - Desk Clerk		9.45
99095 - Embalmer		25.36
99251 - Laboratory Animal Caretaker I		11.79
99252 - Laboratory Animal Caretaker II		12.41
99310 - Mortician		27.17
99410 - Pest Controller		16.40
99510 - Photofinishing Worker		12.86
99710 - Recycling Laborer		17.08
99711 - Recycling Specialist		18.17
99730 - Refuse Collector		15.09
99810 - Sales Clerk		10.34
99820 - School Crossing Guard		10.42
99830 - Survey Party Chief		19.26
99831 - Surveying Aide		11.45
99832 - Surveying Technician		17.13
99840 - Vending Machine Attendant		14.58
99841 - Vending Machine Repairer		17.93
99842 - Vending Machine Repairer Helper		16.08

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 8 years, 4 weeks after 15 years, and 5 weeks after 25 years.

Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of eleven paid holidays per year: New Year’s Day, Martin Luther King Jr’s Birthday, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.)

(See 29 CFR 4.174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1)        COMPUTER EMPLOYEES: Under the SCA at section 8(b), this wage determination does not apply to any employee who individually qualifies as a bona fide executive, administrative, or professional employee as defined in 29 C.F.R. Part 541. Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals, (29 C.F.R. 541.400) wage rates may not be listed on this wage determination for all occupations within those job families. In addition, because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds $27.63 per hour conformances may be necessary for certain nonexempt employees. For example, if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate, then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination.

Additionally, because job titles vary widely and change quickly in the computer industry, job titles are not determinative of the application of the computer professional exemption. Therefore, the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:

(1)   The application of systems analysis techniques and procedures, including consulting with users, to determine hardware, software or system functional specifications;

(2)   The design, development, documentation, analysis, creation, testing or modification of computer systems or programs, including prototypes, based on and related to user or system design specifications;

(3)   The design, documentation, testing, creation or modification of computer programs related to machine operating systems; or

(4)   A combination of the aforementioned duties, the performance of which requires the same level of skills. (29 C.F.R. 541.400).

2)        APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY - NIGHT DIFFERENTIAL: An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay differential amounting to 10 percent of the rate of basic pay.

3)        AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am.

If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives.

Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es)is to be conformed.

The process for preparing a conformance request is as follows:

1)     When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2)     After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)     The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6 (b)(2) of Regulations 29 CFR Part 4).

4)     Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)     The contracting officer transmits the Wage and Hour decision to the contractor.

6)     The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

WD 05-2285 (Rev.-7) was first posted on www.wdol.gov on 11/03/2009

************************************************************************************************************

REGISTER OF WAGE DETERMINATIONS UNDER THE SERVICE CONTRACT ACT By direction of the Secretary of Labor		U.S. DEPARTMENT OF LABOR EMPLOYMENT STANDARDS ADMINISTRATION WAGE AND HOUR DIVISION WASHINGTON D.C. 20210

Shirley F. Ebbesen	Division of	Wage Determination No.:	2005-2285
Director	Wage Determinations	Revision No.:	7
		Date Of Revision:	10/28/2009

States: Minnesota, Wisconsin

Area: Minnesota Counties of Aitkin, Becker, Beltrami, Carlton, Cass, Clay, Clearwater, Cook, Crow Wing, Hubbard, Itasca, Kanabec, Kittson, Koochiching, Lake, Lake of The Woo, Mahnomen, Marshall, Norman, Otter Tail, Pennington, Pine, Polk, Red Lake, Roseau, St Louis, Wadena, Wilkin Wisconsin Counties of Ashland, Bayfield, Burnett, Douglas, Iron, Price, Rusk, Sawyer, Taylor, Washburn

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE	FOOTNOTE	RATE
01000 - Administrative Support And Clerical Occupations
01011 - Accounting Clerk I		14.34
01012 - Accounting Clerk II		16.10
01013 - Accounting Clerk III		17.89
01020 - Administrative Assistant		20.26
01040 - Court Reporter		17.46
01051 - Data Entry Operator I		12.27
01052 - Data Entry Operator II		13.46
01060 - Dispatcher, Motor Vehicle		18.53
01070 - Document Preparation Clerk		14.78
01090 - Duplicating Machine Operator		14.78
01111 - General Clerk I		11.30
01112 - General Clerk II		12.33
01113 - General Clerk III		13.84
01120 - Housing Referral Assistant		19.31
01141 - Messenger Courier		11.14
01191 - Order Clerk I		12.77
01192 - Order Clerk II		13.81
01261 - Personnel Assistant (Employment) I		16.05
01262 - Personnel Assistant (Employment) II		17.95
01263 - Personnel Assistant (Employment) III		20.02
01270 - Production Control Clerk		20.84
01280 - Receptionist		10.41
01290 - Rental Clerk		10.13
01300 - Scheduler, Maintenance		16.14
01311 - Secretary I		16.14
01312 - Secretary II		17.32
01313 - Secretary III		19.31
01320 - Service Order Dispatcher		14.44
01410 - Supply Technician		20.26
01420 - Survey Worker		13.45
01531 - Travel Clerk I		13.12
01532 - Travel Clerk II		14.16
01533 - Travel Clerk III		15.22
01611 - Word Processor I		13.51
01612 - Word Processor II		15.17
01613 - Word Processor III		16.96
05000 - Automotive Service Occupations
05005 - Automobile Body Repairer, Fiberglass		18.48
05010 - Automotive Electrician		16.89
05040 - Automotive Glass Installer		16.40
05070 - Automotive Worker		16.40
05110 - Mobile Equipment Servicer		14.99
05130 - Motor Equipment Metal Mechanic		17.42
05160 - Motor Equipment Metal Worker		16.40
05190 - Motor Vehicle Mechanic		17.16
05220 - Motor Vehicle Mechanic Helper		15.87
05250 - Motor Vehicle Upholstery Worker		15.58
05280 - Motor Vehicle Wrecker		16.40
05310 - Painter, Automotive		16.63
05340 - Radiator Repair Specialist		16.40
05370 - Tire Repairer		13.24
05400 - Transmission Repair Specialist		17.42
07000 - Food Preparation And Service Occupations
07010 - Baker		12.34
07041 - Cook I		10.76
07042 - Cook II		11.58
07070 - Dishwasher		7.85

07130 - Food Service Worker	10.69
07210 - Meat Cutter	17.76
07260 - Waiter/Waitress	8.83
09000 - Furniture Maintenance And Repair Occupations
09010 - Electrostatic Spray Painter	17.84
09040 - Furniture Handler	12.24
09080 - Furniture Refinisher	16.84
09090 - Furniture Refinisher Helper	14.60
09110 - Furniture Repairer, Minor	15.77
09130 - Upholsterer	17.84
11000 - General Services And Support Occupations
11030 - Cleaner, Vehicles	10.29
11060 - Elevator Operator	9.96
11090 - Gardener	12.33
11122 - Housekeeping Aide	9.96
11150 - Janitor	10.86
11210 - Laborer, Grounds Maintenance	11.32
11240 - Maid or Houseman	9.60
11260 - Pruner	10.55
11270 - Tractor Operator	12.20
11330 - Trail Maintenance Worker	11.32
11360 - Window Cleaner	11.39
12000 - Health Occupations
12010 - Ambulance Driver	12.63
12011 - Breath Alcohol Technician	15.32
12012 - Certified Occupational Therapist Assistant	18.07
12015 - Certified Physical Therapist Assistant	18.54
12020 - Dental Assistant	16.19
12025 - Dental Hygienist	27.90
12030 - EKG Technician	24.12
12035 - Electroneurodiagnostic Technologist	24.12
12040 - Emergency Medical Technician	12.63
12071 - Licensed Practical Nurse I	14.23
12072 - Licensed Practical Nurse II	15.91
12073 - Licensed Practical Nurse III	17.75
12100 - Medical Assistant	12.76
12130 - Medical Laboratory Technician	18.79
12160 - Medical Record Clerk	13.98
12190 - Medical Record Technician	16.21
12195 - Medical Transcriptionist	14.76
12210 - Nuclear Medicine Technologist	34.98
12221 - Nursing Assistant I	10.14
12222 - Nursing Assistant II	11.02
12223 - Nursing Assistant III	12.02
12224 - Nursing Assistant IV	13.49
12235 - Optical Dispenser	12.70
12236 - Optical Technician	11.75
12250 - Pharmacy Technician	13.20
12280 - Phlebotomist	13.49
12305 - Radiologic Technologist	25.69
12311 - Registered Nurse I	25.14
12312 - Registered Nurse II	29.47
12313 - Registered Nurse II, Specialist	29.52
12314 - Registered Nurse III	35.72
12315 - Registered Nurse III, Anesthetist	35.72
12316 - Registered Nurse IV	42.81
12317 - Scheduler (Drug and Alcohol Testing)	18.97
13000 - Information And Arts Occupations
13011 - Exhibits Specialist I	17.29
13012 - Exhibits Specialist II	21.41
13013 - Exhibits Specialist III	26.20
13041 - Illustrator I	17.47
13042 - Illustrator II	21.65
13043 - Illustrator III	25.47
13047 - Librarian	23.72
13050 - Library Aide/Clerk	12.16
13054 - Library Information Technology Systems Administrator	21.41
13058 - Library Technician	15.68
13061 - Media Specialist I	16.59
13062 - Media Specialist II	18.12
13063 - Media Specialist III	20.20
13071 - Photographer I	13.64
13072 - Photographer II	17.01
13073 - Photographer III	21.08
13074 - Photographer IV	25.78
13075 - Photographer V	30.49
13110 - Video Teleconference Technician	15.45
14000 - Information Technology Occupations
14041 - Computer Operator I	15.98
14042 - Computer Operator II	17.87
14043 - Computer Operator III	20.92

14044 - Computer Operator IV		23.25
14045 - Computer Operator V		25.73
14071 - Computer Programmer I	(see 1)	19.03
14072 - Computer Programmer II	(see 1)	22.53
14073 - Computer Programmer III	(see 1)	26.95
14074 - Computer Programmer IV	(see 1)
14101 - Computer Systems Analyst I	(see 1)
14102 - Computer Systems Analyst II	(see 1)
14103 - Computer Systems Analyst III	(see 1)
14150 - Peripheral Equipment Operator		15.98
14160 - Personal Computer Support Technician		25.73
15000 - Instructional Occupations
15010 - Aircrew Training Devices Instructor (Non-Rated)		28.96
15020 - Aircrew Training Devices Instructor (Rated)		35.04
15030 - Air Crew Training Devices Instructor (Pilot)		40.44
15050 - Computer Based Training Specialist / Instructor		28.26
15060 - Educational Technologist		29.11
15070 - Flight Instructor (Pilot)		36.76
15080 - Graphic Artist		17.35
15090 - Technical Instructor		18.67
15095 - Technical Instructor/Course Developer		22.84
15110 - Test Proctor		15.07
15120 - Tutor		15.07
16000 - Laundry, Dry-Cleaning, Pressing And Related Occupations
16010 - Assembler		10.55
16030 - Counter Attendant		10.55
16040 - Dry Cleaner		13.24
16070 - Finisher, Flatwork, Machine		10.55
16090 - Presser, Hand		10.55
16110 - Presser, Machine, Drycleaning		10.55
16130 - Presser, Machine, Shirts		10.55
16160 - Presser, Machine, Wearing Apparel, Laundry		10.55
16190 - Sewing Machine Operator		14.04
16220 - Tailor		14.81
16250 - Washer, Machine		11.68
19000 - Machine Tool Operation And Repair Occupations
19010 - Machine-Tool Operator (Tool Room)		20.09
19040 - Tool And Die Maker		24.67
21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator		16.61
21030 - Material Coordinator		21.52
21040 - Material Expediter		20.84
21050 - Material Handling Laborer		12.28
21071 - Order Filler		10.71
21080 - Production Line Worker (Food Processing)		16.61
21110 - Shipping Packer		14.21
21130 - Shipping/Receiving Clerk		13.42
21140 - Store Worker I		15.63
21150 - Stock Clerk		18.43
21210 - Tools And Parts Attendant		16.61
21410 - Warehouse Specialist		16.61
23000 - Mechanics And Maintenance And Repair Occupations
23010 - Aerospace Structural Welder		24.61
23021 - Aircraft Mechanic I		23.44
23022 - Aircraft Mechanic II		24.61
23023 - Aircraft Mechanic III		25.84
23040 - Aircraft Mechanic Helper		18.92
23050 - Aircraft, Painter		22.65
23060 - Aircraft Servicer		21.17
23080 - Aircraft Worker		22.06
23110 - Appliance Mechanic		23.18
23120 - Bicycle Repairer		13.24
23125 - Cable Splicer		25.20
23130 - Carpenter, Maintenance		21.48
23140 - Carpet Layer		21.04
23160 - Electrician, Maintenance		26.70
23181 - Electronics Technician Maintenance I		25.19
23182 - Electronics Technician Maintenance II		25.96
23183 - Electronics Technician Maintenance III		26.76
23260 - Fabric Worker		20.09
23290 - Fire Alarm System Mechanic		22.34
23310 - Fire Extinguisher Repairer		19.04
23311 - Fuel Distribution System Mechanic		24.31
23312 - Fuel Distribution System Operator		21.26
23370 - General Maintenance Worker		17.03
23380 - Ground Support Equipment Mechanic		23.44
23381 - Ground Support Equipment Servicer		20.44
23382 - Ground Support Equipment Worker		21.28
23391 - Gunsmith I		19.04
23392 - Gunsmith II		21.04
23393 - Gunsmith III		22.35
23410 - Heating, Ventilation And Air-Conditioning Mechanic		21.92

23411 - Heating, Ventilation And Air Conditioning Mechanic (Research Facility)	22.59
23430 - Heavy Equipment Mechanic	23.59
23440 - Heavy Equipment Operator	22.28
23460 - Instrument Mechanic	22.35
23465 - Laboratory/Shelter Mechanic	21.65
23470 - Laborer	12.28
23510 - Locksmith	21.65
23530 - Machinery Maintenance Mechanic	22.47
23550 - Machinist, Maintenance	18.85
23580 - Maintenance Trades Helper	15.11
23591 - Metrology Technician I	22.35
23592 - Metrology Technician II	23.04
23593 - Metrology Technician III	23.83
23640 - Millwright	23.54
23710 - Office Appliance Repairer	19.16
23760 - Painter, Maintenance	22.23
23790 - Pipefitter, Maintenance	28.41
23810 - Plumber, Maintenance	23.99
23820 - Pneudraulic Systems Mechanic	22.35
23850 - Rigger	22.35
23870 - Scale Mechanic	21.04
23890 - Sheet-Metal Worker, Maintenance	26.47
23910 - Small Engine Mechanic	16.25
23931 - Telecommunications Mechanic I	25.69
23932 - Telecommunications Mechanic II	26.50
23950 - Telephone Lineman	22.35
23960 - Welder, Combination, Maintenance	19.95
23965 - Well Driller	21.56
23970 - Woodcraft Worker	22.35
23980 - Woodworker	16.95
24000 - Personal Needs Occupations
24570 - Child Care Attendant	11.20
24580 - Child Care Center Clerk	13.95
24610 - Chore Aide	10.81
24620 - Family Readiness And Support Services Coordinator	12.76
24630 - Homemaker	17.83
25000 - Plant And System Operations Occupations
25010 - Boiler Tender	22.69
25040 - Sewage Plant Operator	21.94
25070 - Stationary Engineer	22.69
25190 - Ventilation Equipment Tender	18.21
25210 - Water Treatment Plant Operator	21.94
27000 - Protective Service Occupations
27004 - Alarm Monitor	19.17
27007 - Baggage Inspector	11.27
27008 - Corrections Officer	21.10
27010 - Court Security Officer	19.76
27030 - Detection Dog Handler	14.85
27040 - Detention Officer	21.10
27070 - Firefighter	15.86
27101 - Guard I	11.27
27102 - Guard II	14.85
27131 - Police Officer I	23.38
27132 - Police Officer II	25.97
28000 - Recreation Occupations
28041 - Carnival Equipment Operator	9.44
28042 - Carnival Equipment Repairer	9.86
28043 - Carnival Equpment Worker	8.35
28210 - Gate Attendant/Gate Tender	13.80
28310 - Lifeguard	11.34
28350 - Park Attendant (Aide)	15.43
28510 - Recreation Aide/Health Facility Attendant	11.27
28515 - Recreation Specialist	14.10
28630 - Sports Official	12.30
28690 - Swimming Pool Operator	13.78
29000 - Stevedoring/Longshoremen Occupational Services
29010 - Blocker And Bracer	21.64
29020 - Hatch Tender	21.97
29030 - Line Handler	21.97
29041 - Stevedore I	20.81
29042 - Stevedore II	24.36
30000 - Technical Occupations
30010 - Air Traffic Control Specialist, Center (HFO) (see 2)	35.15
30011 - Air Traffic Control Specialist, Station (HFO) (see 2)	24.24
30012 - Air Traffic Control Specialist, Terminal (HFO) (see 2)	26.69
30021 - Archeological Technician I	16.56
30022 - Archeological Technician II	18.65
30023 - Archeological Technician III	23.01
30030 - Cartographic Technician	21.87

30040 - Civil Engineering Technician		25.25
30061 - Drafter/CAD Operator I		15.58
30062 - Drafter/CAD Operator II		18.62
30063 - Drafter/CAD Operator III		19.67
30064 - Drafter/CAD Operator IV		23.91
30081 - Engineering Technician I		14.97
30082 - Engineering Technician II		16.80
30083 - Engineering Technician III		18.79
30084 - Engineering Technician IV		23.28
30085 - Engineering Technician V		28.48
30086 - Engineering Technician VI		34.46
30090 - Environmental Technician		21.39
30210 - Laboratory Technician		21.32
30240 - Mathematical Technician		22.68
30361 - Paralegal/Legal Assistant I		17.28
30362 - Paralegal/Legal Assistant II		20.34
30363 - Paralegal/Legal Assistant III		24.89
30364 - Paralegal/Legal Assistant IV		30.11
30390 - Photo-Optics Technician		22.79
30461 - Technical Writer I		19.47
30462 - Technical Writer II		23.81
30463 - Technical Writer III		28.82
30491 - Unexploded Ordnance (UXO) Technician I		22.34
30492 - Unexploded Ordnance (UXO) Technician II		27.03
30493 - Unexploded Ordnance (UXO) Technician III		32.40
30494 - Unexploded (UXO) Safety Escort		22.34
30495 - Unexploded (UXO) Sweep Personnel		22.34
30620 - Weather Observer, Combined Upper Air Or Surface Programs	(see 2)	19.67
30621 - Weather Observer, Senior	(see 2)	21.58
31000 - Transportation/Mobile Equipment Operation Occupations
31020 - Bus Aide		12.58
31030 - Bus Driver		16.02
31043 - Driver Courier		13.20
31260 - Parking and Lot Attendant		11.83
31290 - Shuttle Bus Driver		15.42
31310 - Taxi Driver		13.95
31361 - Truckdriver, Light		13.98
31362 - Truckdriver, Medium		14.54
31363 - Truckdriver, Heavy		19.03
31364 - Truckdriver, Tractor-Trailer		19.03
99000 - Miscellaneous Occupations
99030 - Cashier		8.30
99050 - Desk Clerk		9.09
99095 - Embalmer		28.92
99251 - Laboratory Animal Caretaker I		11.47
99252 - Laboratory Animal Caretaker II		12.16
99310 - Mortician		28.92
99410 - Pest Controller		13.48
99510 - Photofinishing Worker		11.74
99710 - Recycling Laborer		15.87
99711 - Recycling Specialist		15.86
99730 - Refuse Collector		15.01
99810 - Sales Clerk		10.69
99820 - School Crossing Guard		11.13
99830 - Survey Party Chief		22.19
99831 - Surveying Aide		14.91
99832 - Surveying Technician		19.49
99840 - Vending Machine Attendant		13.36
99841 - Vending Machine Repairer		14.91
99842 - Vending Machine Repairer Helper		13.44

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of eleven paid holidays per year: New Year’s Day, Martin Luther King Jr’s Birthday, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.)

(See 29 CFR 4.174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1)         COMPUTER EMPLOYEES: Under the SCA at section 8(b), this wage determination does not apply to any employee who individually qualifies as a bona fide executive, administrative, or professional employee as defined in 29 C.F.R. Part 541. Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals, (29 C.F.R. 541.400) wage rates may not be listed on this wage determination for all occupations within those job families. In addition, because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds $27.63 per hour conformances may be necessary for certain nonexempt employees. For example, if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate, then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination.

Additionally, because job titles vary widely and change quickly in the computer industry, job titles are not determinative of the application of the computer professional exemption. Therefore, the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:

(1)       The application of systems analysis techniques and procedures, including consulting with users, to determine hardware, software or system functional specifications;

(2)       The design, development, documentation, analysis, creation, testing or modification of computer systems or programs, including prototypes, based on and related to user or system design specifications;

(3)       The design, documentation, testing, creation or modification of computer programs related to machine operating systems; or

(4)       A combination of the aforementioned duties, the performance of which requires the same level of skills. (29 C.F.R. 541.400).

2)         AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am.

  If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives.

  Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C) (vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1)   When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2)   After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)   The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6 (b) (2) of Regulations 29 CFR Part 4).

4)   Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)   The contracting officer transmits the Wage and Hour decision to the contractor.

6)   The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

WD 05-2081 (Rev.-8) was first posted on www.wdol.gov on 08/11/2009

************************************************************************************************************

REGISTER OF WAGE DETERMINATIONS UNDER THE SERVICE CONTRACT ACT By direction of the Secretary of Labor		U. S. DEPARTMENT OF LABOR EMPLOYMENT STANDARDS ADMINISTRATION WAGE AND HOUR DIVISION WASHINGTON D. C. 20210

Shirley F. Ebbesen Director	Division of Wage Determinations	Wage Determination No.:	2005-2081
		Revision No.:	8
		Date of Revision:	07/31/2009

State: Colorado

Area: Colorado Counties of Adams, Arapahoe, Boulder, Broomfield, Clear Creek, Denver, Douglas, Elbert, Gilpin, Grand, Jackson, Jefferson, Logan, Morgan, Park, Phillips, Sedgwick, Summit, Washington, Weld, Yuma

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE	FOOTNOTE	RATE
01000 - Administrative Support And Clerical Occupations
01011 - Accounting Clerk I		14.16
01012 - Accounting Clerk II		16.44
01013 - Accounting Clerk III		18.38
01020 - Administrative Assistant		24.16
01040 - Court Reporter		19.59
01051 - Data Entry Operator I		12.78
01052 - Data Entry Operator II		14.60
01060 - Dispatcher, Motor Vehicle		19.37
01070 - Document Preparation Clerk		13.48
01090 - Duplicating Machine Operator		13.48
01111 - General Clerk I		13.39
01112 - General Clerk II		14.61
01113 - General Clerk III		16.40
01120 - Housing Referral Assistant		21.75
01141 - Messenger Courier		11.84
01191 - Order Clerk I		14.91
01192 - Order Clerk II		16.27
01261 - Personnel Assistant (Employment) I		16.50
01262 - Personnel Assistant (Employment) II		18.46
01263 - Personnel Assistant (Employment) III		20.58
01270 - Production Control Clerk		20.42
01280 - Receptionist		13.01
01290 - Rental Clerk		15.53
01300 - Scheduler, Maintenance		16.57
01311 - Secretary I		16.57
01312 - Secretary II		19.16
01313 - Secretary III		21.75
01320 - Service Order Dispatcher		14.37
01410 - Supply Technician		24.16
01420 - Survey Worker		17.77
01531 - Travel Clerk I		13.22
01532 - Travel Clerk II		13.87
01533 - Travel Clerk III		14.84
01611 - Word Processor I		14.15
01612 - Word Processor II		15.88
01613 - Word Processor III		17.77
05000 - Automotive Service Occupations
05005 - Automobile Body Repairer, Fiberglass		26.19
05010 - Automotive Electrician		19.46
05040 - Automotive Glass Installer		18.44
05070 - Automotive Worker		18.44
05110 - Mobile Equipment Servicer		16.77
05130 - Motor Equipment Metal Mechanic		19.83
05160 - Motor Equipment Metal Worker		18.44
05190 - Motor Vehicle Mechanic		19.83
05220 - Motor Vehicle Mechanic Helper		15.63
05250 - Motor Vehicle Upholstery Worker		18.44
05280 - Motor Vehicle Wrecker		18.44
05310 - Painter, Automotive		18.75
05340 - Radiator Repair Specialist		18.44
05370 - Tire Repairer		14.98
05400 - Transmission Repair Specialist		19.83
07000 - Food Preparation And Service Occupations
07010 - Baker		14.52
07041 - Cook I		12.57
07042 - Cook II		13.83
07070 - Dishwasher		9.69
07130 - Food Service Worker		10.90
07210 - Meat Cutter		15.13
07260 - Waiter/Waitress		9.68

09000 - Furniture Maintenance And Repair Occupations
09010 - Electrostatic Spray Painter		17.33
09040 - Furniture Handler		14.45
09080 - Furniture Refinisher		17.33
09090 - Furniture Refinisher Helper		14.45
09110 - Furniture Repairer, Minor		16.45
09130 - Upholsterer		17.33
11000 - General Services And Support Occupations
11030 - Cleaner, Vehicles		11.08
11060 - Elevator Operator		11.08
11090 - Gardener		18.19
11122 - Housekeeping Aide		11.33
11150 - Janitor		12.01
11210 - Laborer, Grounds Maintenance		14.67
11240 - Maid or Houseman		9.05
11260 - Pruner		13.16
11270 - Tractor Operator		17.30
11330 - Trail Maintenance Worker		14.67
11360 - Window Cleaner		13.37
12000 - Health Occupations
12010 - Ambulance Driver		17.76
12011 - Breath Alcohol Technician		20.66
12012 - Certified Occupational Therapist Assistant		19.48
12015 - Certified Physical Therapist Assistant		18.10
12020 - Dental Assistant		18.48
12025 - Dental Hygienist		36.33
12030 - EKG Technician		22.10
12035 - Electroneurodiagnostic Technologist		22.10
12040 - Emergency Medical Technician		17.76
12071 - Licensed Practical Nurse I		18.46
12072 - Licensed Practical Nurse II		20.66
12073 - Licensed Practical Nurse III		23.03
12100 - Medical Assistant		15.94
12130 - Medical Laboratory Technician		17.47
12160 - Medical Record Clerk		15.33
12190 - Medical Record Technician		17.12
12195 - Medical Transcriptionist		17.91
12210 - Nuclear Medicine Technologist		33.31
12221 - Nursing Assistant I		11.21
12222 - Nursing Assistant II		12.82
12223 - Nursing Assistant III		14.00
12224 - Nursing Assistant IV		15.71
12235 - Optical Dispenser		19.21
12236 - Optical Technician		18.19
12250 - Pharmacy Technician		15.22
12280 - Phlebotomist		15.71
12305 - Radiologic Technologist		25.62
12311 - Registered Nurse I		29.21
12312 - Registered Nurse II		35.73
12313 - Registered Nurse II, Specialist		35.73
12314 - Registered Nurse III		43.24
12315 - Registered Nurse III, Anesthetist		43.24
12316 - Registered Nurse IV		51.82
12317 - Scheduler (Drug and Alcohol Testing)		27.05
13000 - Information And Arts Occupations
13011 - Exhibits Specialist I		18.46
13012 - Exhibits Specialist II		22.87
13013 - Exhibits Specialist III		27.97
13041 - Illustrator I		18.65
13042 - Illustrator II		23.10
13043 - Illustrator III		28.26
13047 - Librarian		27.60
13050 - Library Aide/Clerk		14.55
13054 - Library Information Technology Systems Administrator		24.63
13058 - Library Technician		17.64
13061 - Media Specialist I		17.78
13062 - Media Specialist II		19.90
13063 - Media Specialist III		22.18
13071 - Photographer I		16.68
13072 - Photographer II		18.67
13073 - Photographer III		23.12
13074 - Photographer IV		28.28
13075 - Photographer V		34.22
13110 - Video Teleconference Technician		18.26
14000 - Information Technology Occupations
14041 - Computer Operator I		17.81
14042 - Computer Operator II		19.93
14043 - Computer Operator III		22.21
14044 - Computer Operator IV		24.69
14045 - Computer Operator V		28.56
14071 - Computer Programmer I	(see 1)	24.31

14072 - Computer Programmer II	(see 1)
14073 - Computer Programmer III	(see 1)
14074 - Computer Programmer IV	(see 1)
14101 - Computer Systems Analyst I	(see 1)
14102 - Computer Systems Analyst II	(see 1)
14103 - Computer Systems Analyst III	(see 1)
14150 - Peripheral Equipment Operator		17.81
14160 - Personal Computer Support Technician		24.69
15000 - Instructional Occupations
15010 - Aircrew Training Devices Instructor (Non-Rated)		35.58
15020 - Aircrew Training Devices Instructor (Rated)		43.06
15030 - Air Crew Training Devices Instructor (Pilot)		47.15
15050 - Computer Based Training Specialist / Instructor		33.42
15060 - Educational Technologist		29.88
15070 - Flight Instructor (Pilot)		47.15
15080 - Graphic Artist		21.23
15090 - Technical Instructor		21.09
15095 - Technical Instructor/Course Developer		25.80
15110 - Test Proctor		17.03
15120 - Tutor		17.03
16000 - Laundry, Dry-Cleaning, Pressing And Related Occupations
16010 - Assembler		9.84
16030 - Counter Attendant		9.84
16040 - Dry Cleaner		12.18
16070 - Finisher, Flatwork, Machine		9.84
16090 - Presser, Hand		9.84
16110 - Presser, Machine, Drycleaning		9.84
16130 - Presser, Machine, Shirts		9.84
16160 - Presser, Machine, Wearing Apparel, Laundry		9.84
16190 - Sewing Machine Operator		12.99
16220 - Tailor		14.48
16250 - Washer, Machine		10.48
19000 - Machine Tool Operation And Repair Occupations
19010 - Machine-Tool Operator (Tool Room)		18.32
19040 - Tool And Die Maker		21.57
21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator		14.96
21030 - Material Coordinator		20.42
21040 - Material Expediter		20.42
21050 - Material Handling Laborer		16.61
21071 - Order Filler		12.79
21080 - Production Line Worker (Food Processing)		14.96
21110 - Shipping Packer		14.69
21130 - Shipping/Receiving Clerk		14.69
21140 - Store Worker I		11.90
21150 - Stock Clerk		15.69
21210 - Tools And Parts Attendant		16.28
21410 - Warehouse Specialist		14.96
23000 - Mechanics And Maintenance And Repair Occupations
23010 - Aerospace Structural Welder		27.73
23021 - Aircraft Mechanic I		26.41
23022 - Aircraft Mechanic II		27.73
23023 - Aircraft Mechanic III		29.11
23040 - Aircraft Mechanic Helper		18.73
23050 - Aircraft, Painter		25.14
23060 - Aircraft Servicer		21.92
23080 - Aircraft Worker		23.52
23110 - Appliance Mechanic		22.34
23120 - Bicycle Repairer		14.98
23125 - Cable Splicer		30.57
23130 - Carpenter, Maintenance		19.14
23140 - Carpet Layer		18.72
23160 - Electrician, Maintenance		23.44
23181 - Electronics Technician Maintenance I		21.26
23182 - Electronics Technician Maintenance II		22.72
23183 - Electronics Technician Maintenance III		24.13
23260 - Fabric Worker		18.65
23290 - Fire Alarm System Mechanic		21.09
23310 - Fire Extinguisher Repairer		17.63
23311 - Fuel Distribution System Mechanic		22.13
23312 - Fuel Distribution System Operator		18.95
23370 - General Maintenance Worker		19.16
23380 - Ground Support Equipment Mechanic		26.41
23381 - Ground Support Equipment Servicer		21.92
23382 - Ground Support Equipment Worker		23.52
23391 - Gunsmith I		16.61
23392 - Gunsmith II		19.20
23393 - Gunsmith III		21.80
23410 - Heating, Ventilation And Air-Conditioning		22.73

Mechanic
23411 - Heating, Ventilation And Air Contditioning Mechanic (Research Facility)		23.92
23430 - Heavy Equipment Mechanic		21.11
23440 - Heavy Equipment Operator		20.74
23460 - Instrument Mechanic		28.48
23465 - Laboratory/Shelter Mechanic		20.53
23470 - Laborer		13.87
23510 - Locksmith		19.06
23530 - Machinery Maintenance Mechanic		23.43
23550 - Machinist, Maintenance		19.33
23580 - Maintenance Trades Helper		14.45
23591 - Metrology Technician I		28.48
23592 - Metrology Technician II		29.91
23593 - Metrology Technician III		31.16
23640 - Millwright		21.15
23710 - Office Appliance Repairer		20.72
23760 - Painter, Maintenance		17.55
23790 - Pipefitter, Maintenance		24.21
23810 - Plumber, Maintenance		21.59
23820 - Pneudraulic Systems Mechanic		21.80
23850 - Rigger		20.79
23870 - Scale Mechanic		19.20
23890 - Sheet-Metal Worker, Maintenance		18.23
23910 - Small Engine Mechanic		17.92
23931 - Telecommunications Mechanic I		25.16
23932 - Telecommunications Mechanic II		. 26.39
23950 - Telephone Lineman		22.96
23960 - Welder, Combination, Maintenance		19.79
23965 - Well Driller		20.88
23970 - Woodcraft Worker		21.80
23980 - Woodworker		16.73
24000 - Personal Needs Occupations
24570 - Child Care Attendant		10.69
24580 - Child Care Center Clerk		14.17
24610 - Chore Aide		9.56
24620 - Family Readiness And Support Services Coordinator		15.76
24630 - Homemaker		16.29
25000 - Plant And System Operations Occupations
25010 - Boiler Tender		24.07
25040 - Sewage Plant Operator		22.79
25070 - Stationary Engineer		24.07
25190 - Ventilation Equipment Tender		16.89
25210 - Water Treatment Plant Operator		22.79
27000 - Protective Service Occupations
27004 - Alarm Monitor		19.97
27007 - Baggage Inspector		11.99
27008 - Corrections Officer		22.48
27010 - Court Security Officer		26.26
27030 - Detection Dog Handler		19.97
27040 - Detention Officer		24.05
27070 - Firefighter		27.70
27101 - Guard I		11.99
27102 - Guard II		19.38
27131 - Police Officer I		28.61
27132 - Police Officer II		31.26
28000 - Recreation Occupations
28041 - Carnival Equipment Operator		11.89
28042 - Carnival Equipment Repairer		12.82
28043 - Carnival Equipment Worker		9.30
28210 - Gate Attendant/Gate Tender		14.97
28310 - Lifeguard		11.73
28350 - Park Attendant (Aide)		16.75
28510 - Recreation Aide/Health Facility Attendant		11.83
28515 - Recreation Specialist		14.80
28630 - Sports Official		13.34
28690 - Swimming Pool Operator		17.05
29000 - Stevedoring/Longshoremen Occupational Services
29010 - Blocker And Bracer		23.50
29020 - Hatch Tender		23.50
29030 - Line Handler		23.50
29041 - Stevedore I		21.91
29042 - Stevedore II		25.48
30000 - Technical Occupations
30010 - Air Traffic Control Specialist, Center (HFO)	(see 2)	37.64
30011 - Air Traffic Control Specialist, Station (HFO)	(see 2)	25.98
30012 - Air Traffic Control Specialist, Terminal (HFO)	(see 2)	28.61
30021 - Archeological Technician I		19.38
30022 - Archeological Technician II		21.67
30023 - Archeological Technician III		26.86
30030 - Cartographic Technician		26.41

30040 - Civil Engineering Technician		23.53
30061 - Drafter/CAD Operator I		18.43
30062 - Drafter/CAD Operator II		20.62
30063 - Drafter/CAD Operator III		23.84
30064 - Drafter/CAD Operator IV		31.50
30081 - Engineering Technician I		17.58
30082 - Engineering Technician II		19.73
30083 - Engineering Technician III		22.73
30084 - Engineering Technician IV		27.35
30085 - Engineering Technician V		33.46
30086 - Engineering Technician VI		40.49
30090 - Environmental Technician		24.08
30210 - Laboratory Technician		19.43
30240 - Mathematical Technician		26.62
30361 - Paralegal/Legal Assistant I		18.71
30362 - Paralegal/Legal Assistant II		23.17
30363 - Paralegal/Legal Assistant III		28.34
30364 - Paralegal/Legal Assistant IV		34.30
30390 - Photo-Optics Technician		26.62
30461 - Technical Writer I		25.48
30462 - Technical Writer II		31.17
30463 - Technical Writer III		37.72
30491 - Unexploded Ordnance (UXO) Technician I		23.94
30492 - Unexploded Ordnance (UXO) Technician II		28.97
30493 - Unexploded Ordnance (UXO) Technician III		34.72
30494 - Unexploded (UXO) Safety Escort		23.94
30495 - Unexploded (UXO) Sweep Personnel		23.94
30620 - Weather Observer, Combined Upper Air Or Surface Programs	(see 2)	23.84
30621 - Weather Observer, Senior	(see 2)	26.41
31000 - Transportation/Mobile Equipment Operation Occupations
31020 - Bus Aide		11.27
.31030 - Bus Driver		15.89
31043 - Driver Courier		14.43
31260 - Parking and Lot Attendant		9.13
31290 - Shuttle Bus Driver		15.48
31310 - Taxi Driver		11.72
31361 - Truckdriver, Light		15.48
31362 - Truckdriver, Medium		19.56
31363 - Truckdriver, Heavy		20.37
31364 - Truckdriver, Tractor-Trailer		20.37
99000 - Miscellaneous Occupations
99030 - Cashier		10.78
99050 - Desk Clerk		9.87
99095 - Embalmer		23.94
99251 - Laboratory Animal Caretaker I		10.92
99252 - Laboratory Animal Caretaker II		11.74
99310 - Mortician		24.19
99410 - Pest Controller		20.41
99510 - Photofinishing Worker		12.01
99710 - Recycling Laborer		16.90
99711 - Recycling Specialist		20.38
99730 - Refuse Collector		15.18
99810 - Sales Clerk		12.60
99820 - School Crossing Guard		12.64
99830 - Survey Party Chief		22.51
99831 - Surveying Aide		12.50
99832 - Surveying Technician		20.47
99840 - Vending Machine Attendant		14.38
99841 - Vending Machine Repairer		17.05
99842 - Vending Machine Repairer Helper		14.38

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year, New Year’s Day, Martin Luther King Jr’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1)     COMPUTER EMPLOYEES: Under the SCA at section 8 (b), this wage determination does not apply to any employee who individually qualifies as a bona fide executive, administrative, or professional employee as defined in 29 C.F.R. Part 541. Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals, (29 C.F.R. 541.400) wage rates may not be listed on this wage determination for all occupations within those job families. In addition, because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds $27.63 per hour conformances may be necessary for certain nonexempt employees. For example, if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate, then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination.

Additionally, because job titles vary widely and change quickly in the computer industry, job titles are not determinative of the application of the computer professional exemption. Therefore, the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:

(1)   The application of systems analysis techniques and procedures, including consulting with users, to determine hardware, software or system functional specifications;

(2)   The design, development, documentation, analysis, creation, testing or modification of computer systems or programs, including prototypes, based on and related to user or system design specifications;

(3)   The design, documentation, testing, creation or modification of computer programs related to machine operating systems; or

(4)   A combination of the aforementioned duties, the performance of which requires the same level of skills. (29 C.F.R. 541.400).

2)     AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6 pm and 6 am.

If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives.

Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6(C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1)   When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2)   After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)   The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U. S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4)   Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)   The contracting officer transmits the Wage and Hour decision to the contractor.

6)   The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

WD 05-2511 (Rev.-11) was first posted on www. wdol.gov on 09/22/2009

************************************************************************************************************

REGISTER OF WAGE DETERMINATIONS UNDER THE SERVICE CONTRACT ACT By direction of the Secretary of Labor	U. S. DEPARTMENT OF LABOR EMPLOYMENT STANDARDS ADMINISTRATION WAGE AND HOUR DIVISION WASHINGTON D.C. 20210

		Wage Determination No.:	2005-2511
		Revision No.:	11
Shirley F. Ebbesen Director	Division of Wage Determinations	Date Of Revision:	09/11/2009

States: New Mexico, Texas

Area: New Mexico Counties of Chaves, Dona Ana, Eddy, Grant, Hidalgo, Lincoln, Luna, Otero, Sierra

Texas Counties of Culberson, El Paso, Hudspeth

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE	FOOTNOTE	RATE
01000 - Administrative Support And Clerical Occupations
01011 - Accounting Clerk I		11.62
01012 - Accounting Clerk II		13.49
01013 - Accounting Clerk III		15.70
01020 - Administrative Assistant		17.23
01040 - Court Reporter		14.27
01051 - Data Entry Operator I		9.57
01052 - Data Entry Operator II		10.56
01060 - Dispatcher, Motor Vehicle		13.09
01070 - Document Preparation Clerk		11.19
01090 - Duplicating Machine Operator		11.19
01111 - General Clerk I		9.37
01112 - General Clerk II		10.22
01113 - General Clerk III		11.48
01120 - Housing Referral Assistant		14.58
01141 - Messenger Courier		8.72
01191 - Order Clerk I		9.78
01192 - Order Clerk II		11.20
01261 - Personnel Assistant (Employment) I		11.64
01262 - Personnel Assistant (Employment) II		13.33
01263 - Personnel Assistant (Employment) III		14.54
01270 - Production Control Clerk		15.17
01280 - Receptionist		8.85
01290 - Rental Clerk		10.50
01300 - Scheduler, Maintenance		11.49
01311 - Secretary I		11.49
01312 - Secretary II		12.97
01313 - Secretary III		14.58
01320 - Service Order Dispatcher		11.49
01410 - Supply Technician		17.23
01420 - Survey Worker		13.70
01531 - Travel Clerk I		10.78
01532 - Travel Clerk II		11.72
01533 - Travel Clerk III		12.49
01611 - Word Processor I		12.87
01612 - Word Processor II		14.45
01613 - Word Processor III		16.16
05000 - Automotive Service Occupations
05005 - Automobile Body Repairer, Fiberglass		15.63
05010 - Automotive Electrician		14.67
05040 - Automotive Glass Installer		13.69
05070 - Automotive Worker		13.69
05110 - Mobile Equipment Servicer		11.73
05130 - Motor Equipment Metal Mechanic		15.63
05160 - Motor Equipment Metal Worker		13.69
05190 - Motor Vehicle Mechanic		16.49
05220 - Motor Vehicle Mechanic Helper		10.75
05250 - Motor Vehicle Upholstery Worker		12.70
05280 - Motor Vehicle Wrecker		13.69
05310 - Painter, Automotive		14.67
05340 - Radiator Repair Specialist		13.69
05370 - Tire Repairer		11.33
05400 - Transmission Repair Specialist		15.63
07000 - Food Preparation And Service Occupations
07010 - Baker		10.51
07041 - Cook I		9.61
07042 - Cook II		11.21
07070 - Dishwasher		7.25
07130 - Food Service Worker		7.52
07210 - Meat Cutter		10.41
07260 - Waiter/Waitress		7.25

09000 - Furniture Maintenance And Repair Occupations
09010 - Electrostatic Spray Painter		14.67
09040 - Furniture Handler		8.80
09080 - Furniture Refinisher		14.67
09090 - Furniture Refinisher Helper		10.75
09110 - Furniture Repairer, Minor		11.95
09130 - Upholsterer		14.67
11000 - General Services And Support Occupations
11030 - Cleaner, Vehicles		7.40
11060 - Elevator Operator		7.73
11090 - Gardener		11.81
11122 - Housekeeping Aide		8.31
11150 - Janitor		8.66
11210 - Laborer, Grounds Maintenance		8.85
11240 - Maid or Houseman		7.25
11260 - Pruner		7.73
11270 - Tractor Operator		10.83
11330 - Trail Maintenance Worker		8.85
11360 - Window Cleaner		9.71
12000 - Health Occupations
12010 - Ambulance Driver		12.83
12011 - Breath Alcohol Technician		14.94
12012 - Certified Occupational Therapist Assistant		20.19
12015 - Certified Physical Therapist Assistant		21.09
12020 - Dental Assistant		12.61
12025 - Dental Hygienist		25.83
12030 - EKG Technician		24.46
12035 - Electroneurodiagnostic Technologist		24.46
12040 - Emergency Medical Technician		12.83
12071 - Licensed Practical Nurse I		15.42
12072 - Licensed Practical Nurse II		17.25
12073 - Licensed Practical Nurse III		19.24
12100 - Medical Assistant		10.35
12130 - Medical Laboratory Technician		13.56
12160 - Medical Record Clerk		13.27
12190 - Medical Record Technician		14.84
12195 - Medical Transcriptionist		13.04
12210 - Nuclear Medicine Technologist		33.37
12221 - Nursing Assistant I		8.97
12222 - Nursing Assistant II		10.08
12223 - Nursing Assistant III		11.00
12224 - Nursing Assistant IV		12.35
12235 - Optical Dispenser		10.77
12236 - Optical Technician		9.26
12250 - Pharmacy Technician		12.19
12280 - Phlebotomist		13.52
12305 - Radiologic Technologist		23.81
12311 - Registered Nurse I		23.99
12312 - Registered Nurse II		28.64
12313 - Registered Nurse II, Specialist		28.64
12314 - Registered Nurse III		34.65
12315 - Registered Nurse III, Anesthetist		34.65
12316 - Registered Nurse IV		41.55
12317 - Scheduler (Drug and Alcohol Testing)		21.37
13000 - Information And Arts Occupations
13011 - Exhibits Specialist I		19.15
13012 - Exhibits Specialist II		23.08
13013 - Exhibits Specialist III		26.14
13041 - Illustrator I		19.15
13042 - Illustrator II		23.08
13043 - Illustrator III		26.14
13047 - Librarian		23.66
13050 - Library Aide/Clerk		11.04
13054 - Library Information Technology Systems Administrator		21.36
13058 - Library Technician		17.24
13061 - Media Specialist I		14.39
13062 - Media Specialist II		17.24
13063 - Media Specialist III		19.23
13071 - Photographer I		12.83
13072 - Photographer II		16.45
13073 - Photographer III		20.57
13074 - Photographer IV		24.45
13075 - Photographer V		27.88
13110 - Video Teleconference Technician		14.70
14000 - Information Technology Occupations
14041 - Computer Operator I		12.43
14042 - Computer Operator II		14.05
14043 - Computer Operator III		15.72
14044 - Computer Operator IV		17.47
14045 - Computer Operator V		19.35
14071 - Computer Programmer I	(see 1)	21.28

14072 - Computer Programmer II	(see 1)	26.36
14 073 - Computer Programmer III	(see 1)
14074 - Computer Programmer IV	(see 1)
14101 - Computer Systems Analyst I	(see 1)
14102 - Computer Systems Analyst II	(see 1)
14103 - Computer Systems Analyst III	(see 1)
14150 - Peripheral Equipment Operator		12.43
14160 - Personal Computer Support Technician		22.41
15000 - Instructional Occupations
15010 - Aircrew Training Devices Instructor (Non-Rated)		26.13
15020 - Aircrew Training Devices Instructor (Rated)		32.14
15030 - Air Crew Training Devices Instructor (Pilot)		37.89
15050 - Computer Based Training Specialist / Instructor		26.13
15060 - Educational Technologist		32.13
15070 - Flight Instructor (Pilot)		37.89
15080 - Graphic Artist		19.52
15090 - Technical Instructor		18.06
15095 - Technical Instructor/Course Developer		22.09
15110 - Test Proctor		14.58
15120 - Tutor		14.58
16000 - Laundry, Dry-Cleaning, Pressing And Related Occupations
16010 - Assembler		7.38
16030 - Counter Attendant		7.38
16040 - Dry Cleaner		8.99
16070 - Finisher, Flatwork, Machine		7.38
16090 - Presser, Hand		7.38
16110 - Presser, Machine, Drycleaning		7.38
16130 - Presser, Machine, Shirts		7.38
16160 - Presser, Machine, Wearing Apparel, Laundry		7.38
16190 - Sewing Machine Operator		9.50
16220 - Tailor		10.05
16250 - Washer, Machine		7.91
19000 - Machine Tool Operation And Repair Occupations
19010 - Machine-Tool Operator (Tool Room)		14.67
19040 - Tool And Die Maker		18.42
21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator		10.39
21030 - Material Coordinator		15.17
21040 - Material Expediter		15.17
21050 - Material Handling Laborer		8.84
21071 - Order Filler		10.19
21080 - Production Line Worker (Food Processing)		10.86
21110 - Shipping Packer		10.02
21130 - Shipping/Receiving Clerk		10.02
21140 - Store Worker I		8.93
21150 - Stock Clerk		12.38
21210 - Tools And Parts Attendant		10.86
21410 - Warehouse Specialist		10.86
23000 - Mechanics And Maintenance And Repair Occupations
23010 - Aerospace Structural Welder		26.14
23021 - Aircraft Mechanic I		23.82
23022 - Aircraft Mechanic II		26.14
23023 - Aircraft Mechanic III		27.45
23040 - Aircraft Mechanic Helper		16.39
23050 - Aircraft, Painter		18.67
23060 - Aircraft Servicer		19.25
23080 - Aircraft Worker		20.78
23110 - Appliance Mechanic		14.67
23120 - Bicycle Repairer		11.33
23125 - Cable Splicer		20.80
23130 - Carpenter, Maintenance		14.67
23140 - Carpet Layer		13.69
23160 - Electrician, Maintenance		19.20
23181 - Electronics Technician Maintenance I		19.20
23182 - Electronics Technician Maintenance II		20.64
23183 - Electronics Technician Maintenance III		22.26
23260 - Fabric Worker		13.35
23290 - Fire Alarm System Mechanic		16.62
23310 - Fire Extinguisher Repairer		12.15
23311 - Fuel Distribution System Mechanic		18.42
23312 - Fuel Distribution System Operator		15.20
23370 - General Maintenance Worker		13.69
23380 - Ground Support Equipment Mechanic		23.82
23381 - Ground Support Equipment Servicer		19.25
23382 - Ground Support Equipment Worker		20.78
23391 - Gunsmith I		11.72
23392 - Gunsmith II		14.48
23393 - Gunsmith III		16.14
23410 - Heating, Ventilation And Air-Conditioning Mechanic		15.73

23411 - Heating, Ventilation And Air Conditioning Mechanic (Research Facility)		16.79
23430 - Heavy Equipment Mechanic		17.19
23440 - Heavy Equipment Operator		15.63
23460 - Instrument Mechanic		16.82
23465 - Laboratory/Shelter Mechanic		15.03
23470 - Laborer		8.84
23510 - Locksmith		14.67
23530 - Machinery Maintenance Mechanic		16.15
23550 - Machinist, Maintenance		15.98
23580 - Maintenance Trades Helper		10.75
23591 - Metrology Technician I		16.82
23592 - Metrology Technician II		17.87
23593 - Metrology Technician III		19.03
23640 - Millwright		17.46
23710 - Office Appliance Repairer		15.62
23760 - Painter, Maintenance		16.14
23790 - Pipefitter, Maintenance		17.02
23810 - Plumber, Maintenance		15.97
23820 - Pneudraulic Systems Mechanic		16.82
23850 - Rigger		16.82
23870 - Scale Mechanic		14.52
23890 - Sheet-Metal Worker, Maintenance		16.83
23910 - Small Engine Mechanic		14.52
23931 - Telecommunications Mechanic I		20.56
23932 - Telecommunications Mechanic II		21.87
23950 - Telephone Lineman		19.48
23960 - Welder, Combination, Maintenance		15.63
23965 - Well Driller		16.82
23970 - Woodcraft Worker		16.82
23980 - Woodworker		11.73
24000 - Personal Needs Occupations
24570 - Child Care Attendant		8.41
24580 - Child Care Center Clerk		10.49
24610 - Chore Aide		7.54
24620 - Family Readiness And Support Services Coordinator		10.01
24630 - Homemaker		12.70
25000 - Plant And System Operations Occupations
25010 - Boiler Tender		18.10
25040 - Sewage Plant Operator		15.63
25070 - Stationary Engineer		16.75
25190 - Ventilation Equipment Tender		11.79
25210 - Water Treatment Plant Operator		15.63
27000 - Protective Service Occupations
27004 - Alarm Monitor		15.20
27007 - Baggage Inspector		9.60
27008 - Corrections Officer		17.48
27010 - Court Security Officer		17.48
27030 - Detection Dog Handler		14.84
27040 - Detention Officer		17.48
27070 - Firefighter		19.83
27101 - Guard I		9.60
27102 - Guard II		14.84
27131 - Police Officer I		21.41
27132 - Police Officer II		23.78
28000 - Recreation Occupations
28041 - Carnival Equipment Operator		10.58
28042 - Carnival Equipment Repairer		11.54
28043 - Carnival Equipment Worker		7.68
28210 - Gate Attendant/Gate Tender		12.73
28310 - Lifeguard		10.82
28350 - Park Attendant (Aide)		14.24
28510 - Recreation Aide/Health Facility Attendant		10.09
28515 - Recreation Specialist		12.82
28630 - Sports Official		11.34
28690 - Swimming Pool Operator		14.87
29000 - Stevedoring/Longshoremen Occupational Services
29010 - Blocker And Bracer		16.72
29020 - Hatch Tender		16.72
29030 - Line Handler		16.72
29041 - Stevedore I		15.52
29042 - Stevedore II		18.98
30000 - Technical Occupations
30010 - Air Traffic Control Specialist, Center (HFO)	(see 2)	35.15
30011 - Air Traffic Control Specialist, Station (HFO)	(see 2)	24.24
30012 - Air Traffic Control Specialist, Terminal (HFO)	(see 2)	26.69
30021 - Archeological Technician I		18.13
30022 - Archeological Technician II		20.27
30023 - Archeological Technician III		25.11
30030 - Cartographic Technician		25.12

30040 - Civil Engineering Technician		18.93
30061 - Drafter/CAD Operator I		14.51
30062 - Drafter/CAD Operator II		16.23
30063 - Drafter/CAD Operator III		19.99
30064 - Drafter/CAD Operator IV		26.25
30081 - Engineering Technician I		14.42
30082 - Engineering Technician II		17.00
30083 - Engineering Technician III		20.27
30084 - Engineering Technician IV		24.96
30085 - Engineering Technician V		29.37
30086 - Engineering Technician VI		34.85
30090 - Environmental Technician		19.33
30210 - Laboratory Technician		19.91
30240 - Mathematical Technician		24.90
30361 - Paralegal/Legal Assistant I		16.54
30362 - Paralegal/Legal Assistant II		20.49
30363 - Paralegal/Legal Assistant III		25.07
30364 - Paralegal/Legal Assistant IV		30.33
30390 - Photo-Optics Technician		22.90
30461 - Technical Writer I		23.68
30462 - Technical Writer II		28.97
30463 - Technical Writer III		35.05
30491 - Unexploded Ordnance (UXO) Technician I		22.34
30492 - Unexploded Ordnance (UXO) Technician II		27.03
30493 - Unexploded Ordnance (UXO) Technician III		32.40
30494 - Unexploded (UXO) Safety Escort		22.34
30495 - Unexploded (UXO) Sweep Personnel		22.34
30620 - Weather Observer, Combined Upper Air Or Surface Programs	(see 3)	19.46
30621 - Weather Observer, Senior	(see 3)	19.97
31000 - Transportation/Mobile Equipment Operation Occupations
31020 - Bus Aide		9.07
31030 - Bus Driver		14.11
31043 - Driver Courier		11.32
31260 - Parking and Lot Attendant		7.25
31290 - Shuttle Bus Driver		12.39
31310 - Taxi Driver		9.55
31361 - Truckdriver, Light		12.39
31362 - Truckdriver, Medium		14.19
31363 - Truckdriver, Heavy		17.82
31364 - Truckdriver, Tractor-Trailer		17.82
99000 - Miscellaneous Occupations
99030 - Cashier		7.76
99050 - Desk Clerk		9.41
99095 - Embalmer		20.95
99251 - Laboratory Animal Caretaker I		9.70
99252 - Laboratory Animal Caretaker II		10.76
99310 - Mortician		20.63
99410 - Pest Controller		14.84
99510 - Photofinishing Worker		11.74
99710 - Recycling Laborer		10.74
99711 - Recycling Specialist		13.70
99730 - Refuse Collector		9.26
99810 - Sales Clerk		9.82
99820 - School Crossing Guard		8.48
99830 - Survey Party Chief		16.31
99831 - Surveying Aide		11.30
99832 - Surveying Technician		13.33
99840 - Vending Machine Attendant		9.87
99841 - Vending Machine Repairer		12.54
99842 - Vending Machine Repairer Helper		9.87

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year, New Year’s Day, Martin Luther King Jr’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1)                 COMPUTER EMPLOYEES: Under the SCA at section 8 (b), this wage determination does not apply to any employee who individually qualifies as a bona fide executive, administrative, or professional employee as defined in 29 C.F.R. Part 541. Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals, (29 C.F.R. 541.400) wage rates may not be listed on this wage determination for all occupations within those job families. In addition, because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds $27.63 per hour conformances may be necessary for certain nonexempt employees. For example, if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate, then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination.

Additionally, because job titles vary widely and change quickly in the computer industry, job titles are not determinative of the application of the computer professional exemption. Therefore, the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:

(1)          The application of systems analysis techniques and procedures, including consulting with users, to determine hardware, software or system functional specifications;

(2)          The design, development, documentation, analysis, creation, testing or modification of computer systems or programs, including prototypes, based on and related to user or system design specifications;

(3)          The design, documentation, testing, creation or modification of computer programs related to machine operating systems; or

(4)          A combination of the aforementioned duties, the performance of which requires the same level of skills. (29 C.F.R. 541.400).

2)                 APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY - NIGHT DIFFERENTIAL: An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay differential amounting to 10 percent of the rate of basic pay.

3)                 AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am.

If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives.

Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6(C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1)          When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate (s).

2)          After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)          The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4)          Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)          The contracting officer transmits the Wage and Hour decision to the contractor.

6)          The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

WD 05-2317 (Rev.-8) was first posted on www.wdol.gov on 06/02/2009

*********************************************************************************************************

REGISTER OF WAGE DETERMINATIONS UNDER THE SERVICE CONTRACT ACT By direction of the Secretary of Labor		U.S. DEPARTMENT OF LABOR EMPLOYMENT STANDARDS ADMINISTRATION WAGE AND HOUR DIVISION WASHINGTON D.C. 20210

		Wage Determination No.:	2005-2317
Shirley F. Ebbesen	Division of	Revision No.:	8
Director	Wage Determinations	Date Of Revision:	05/26/2009

State:	Montana
Area:	Montana Statewide

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE	FOOTNOTE	RATE
01000 - Administrative Support And Clerical Occupations
01011 - Accounting Clerk I		12.26
01012 - Accounting Clerk II		13.76
01013 - Accounting Clerk III		15.92
01020 - Administrative Assistant		16.87
01040 - Court Reporter		16.65
01051 - Data Entry Operator I		9.96
01052 - Data Entry Operator II		10.87
01060 - Dispatcher, Motor Vehicle		16.63
01070 - Document Preparation Clerk		12.32
01090 - Duplicating Machine Operator		12.32
01111 - General Clerk I		9.94
01112 - General Clerk II		10.84
01113 - General Clerk III		12.17
01120 - Housing Referral Assistant		15.05
01141 - Messenger Courier		9.59
01191 - Order Clerk I		11.31
01192 - Order Clerk II		12.34
01261 - Personnel Assistant (Employment) I		13.28
01262 - Personnel Assistant (Employment) II		14.86
01263 - Personnel Assistant (Employment) III		16.57
01270 - Production Control Clerk		19.04
01280 - Receptionist		10.57
01290 - Rental Clerk		9.95
01300 - Scheduler, Maintenance		11.33
01311 - Secretary I		11.33
01312 - Secretary II		12.67
01313 - Secretary III		15.05
01320 - Service Order Dispatcher		15.25
01410 - Supply Technician		16.87
01420 - Survey Worker		12.06
01531 - Travel Clerk I		11.23
01532 - Travel Clerk II		12.01
01533 - Travel Clerk III		12.78
01611 - Word Processor I		11.82
01612 - Word Processor II		13.27
01613 - Word Processor III		14.84
05000 - Automotive Service Occupations
05005 - Automobile Body Repairer, Fiberglass		16.86
05010 - Automotive Electrician		15.96
05040 - Automotive Glass Installer		15.07
05070 - Automotive Worker		15.07
05110 - Mobile Equipment Servicer		13.44
05130 - Motor Equipment Metal Mechanic		16.86
05160 - Motor Equipment Metal Worker		15.07
05190 - Motor Vehicle Mechanic		16.86
05220 - Motor Vehicle Mechanic Helper		12.70
05250 - Motor Vehicle Upholstery Worker		14.21
05280 - Motor Vehicle Wrecker		15.07
05310 - Painter, Automotive		15.96
05340 - Radiator Repair Specialist		15.07
05370 - Tire Repairer		12.99
05400 - Transmission Repair Specialist		16.86
07000 - Food Preparation And Service Occupations
07010 - Baker		11.11
07041 - Cook I		9.53
07042 - Cook II		10.80
07070 - Dishwasher		7.44
07130 - Food Service Worker		8.86
07210 - Meat Cutter		12.28
07260 - Waiter/Waitress		7.92

09000 - Furniture Maintenance And Repair Occupations
09010 - Electrostatic Spray Painter		15.96
09040 - Furniture Handler		11.23
09080 - Furniture Refinisher		15.96
09090 - Furniture Refinisher Helper		12.70
09110 - Furniture Repairer, Minor		14.21
09130 - Upholsterer		15.96
11000 - General Services And Support Occupations
11030 - Cleaner, Vehicles		8.51
11060 - Elevator Operator		9.75
11090 - Gardener		13.02
11122 - Housekeeping Aide		10.25
11150 - Janitor		10.32
11210 - Laborer, Grounds Maintenance		10.90
11240 - Maid or Houseman		8.10
11260 - Pruner		9.75
11270 - Tractor Operator		12.40
11330 - Trail Maintenance Worker		10.90
11360 - Window Cleaner		10.98
12000 - Health Occupations
12010 - Ambulance Driver		10.93
12011 - Breath Alcohol Technician		13.85
12012 - Certified Occupational Therapist Assistant		15.89
12015 - Certified Physical Therapist Assistant		16.87
12020 - Dental Assistant		13.45
12025 - Dental Hygienist		29.46
12030 - EKG Technician		20.90
12035 - Electroneurodiagnostic Technologist		20.90
12040 - Emergency Medical Technician		11.42
12071 - Licensed Practical Nurse I		12.35
12072 - Licensed Practical Nurse II		13.85
12073 - Licensed Practical Nurse III		15.71
12100 - Medical Assistant		12.91
12130 - Medical Laboratory Technician		16.57
12160 - Medical Record Clerk		12.35
12190 - Medical Record Technician		13.84
12195 - Medical Transcriptionist		13.30
12210 - Nuclear Medicine Technologist		28.81
12221 - Nursing Assistant I		10.00
12222 - Nursing Assistant II		11.24
12223 - Nursing Assistant III		12.27
12224 - Nursing Assistant IV		13.77
12235 - Optical Dispenser		12.26
12236 - Optical Technician		12.76
12250 - Pharmacy Technician		13.60
12280 - Phlebotomist		12.61
12305 - Radiologic Technologist		23.22
12311 - Registered Nurse I		21.34
12312 - Registered Nurse II		25.63
12313 - Registered Nurse II, Specialist		25.63
12314 - Registered Nurse III		31.01
12315 - Registered Nurse III, Anesthetist		31.01
12316 - Registered Nurse IV		37.17
12317 - Scheduler (Drug and Alcohol Testing)		17.40
13000 - Information And Arts Occupations
13011 - Exhibits Specialist I		15.39
13012 - Exhibits Specialist II		19.07
13013 - Exhibits Specialist III		23.33
13041 - Illustrator I		16.93
13042 - Illustrator II		20.98
13043 - Illustrator III		24.94
13047 - Librarian		17.88
13050 - Library Aide/Clerk		10.09
13054 - Library Information Technology Systems Administrator		18.76
13058 - Library Technician		12.55
13061 - Media Specialist I		12.70
13062 - Media Specialist II		12.75
13063 - Media Specialist III		14.48
13071 - Photographer I		14.05
13072 - Photographer II		17.56
13073 - Photographer III		21.38
13074 - Photographer IV		26.63
13075 - Photographer V		32.27
13110 - Video Teleconference Technician		12.41
14000 - Information Technology Occupations
14041 - Computer Operator I		11.74
14042 - Computer Operator II		13.13
14043 - Computer Operator III		14.64
14044 - Computer Operator IV		16.56
14045 - Computer Operator V		18.02
14071 - Computer Programmer I	(see 1)	20.30

14072 - Computer Programmer II	(see 1)	25.15
14073 - Computer Programmer III	(see 1)
14074 - Computer Programmer IV	(see 1)
14101 - Computer Systems Analyst I	(see 1)	26.91
14102 - Computer Systems Analyst II	(see 1)
14103 - Computer Systems Analyst III	(see 1)
14150 - Peripheral Equipment Operator		12.72
14160 - Personal Computer Support Technician		17.07
15000 - Instructional Occupations
15010 - Aircrew Training Devices Instructor (Non-Rated)		28.77
15020 - Aircrew Training Devices Instructor (Rated)		32.56
15030 - Air Crew Training Devices Instructor (Pilot)		37.72
15050 - Computer Based Training Specialist/Instructor		28.77
15060 - Educational Technologist		20.72
15070 - Flight Instructor (Pilot)		37.72
15080 - Graphic Artist		18.83
15090 - Technical Instructor		16.22
15095 - Technical Instructor/Course Developer		19.84
15110 - Test Proctor		13.09
15120 - Tutor		13.09
16000 - Laundry, Dry-Cleaning, Pressing And Related Occupations
16010 - Assembler		7.78
16030 - Counter Attendant		7.78
16040 - Dry Cleaner		9.72
16070 - Finisher, Flatwork, Machine		7.78
16090 - Presser, Hand		7.78
16110 - Presser, Machine, Drycleaning		7.78
16130 - Presser, Machine, Shirts		7.78
16160 - Presser, Machine, Wearing Apparel, Laundry		7.78
16190 - Sewing Machine Operator		10.37
16220 - Tailor		11.04
16250 - Washer, Machine		8.43
19000 - Machine Tool Operation And Repair Occupations
19010 - Machine-Tool Operator (Tool Room)		17.80
19040 - Tool And Die Maker		21.40
21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator		14.34
21030 - Material Coordinator		18.13
21040 - Material Expediter		18.13
21050 - Material Handling Laborer		14.36
21071 - Order Filler		12.17
21080 - Production Line Worker (Food Processing)		14.34
21110 - Shipping Packer		12.88
21130 - Shipping/Receiving Clerk		12.88
21140 - Store Worker I		10.93
21150 - Stock Clerk		15.32
21210 - Tools And Parts Attendant		14.34
21410 - Warehouse Specialist		14.34
23000 - Mechanics And Maintenance And Repair Occupations
23010 - Aerospace Structural Welder		21.90
23021 - Aircraft Mechanic I		20.75
23022 - Aircraft Mechanic II		21.90
23023 - Aircraft Mechanic III		23.04
23040 - Aircraft Mechanic Helper		16.19
23050 - Aircraft, Painter		20.05
23060 - Aircraft Servicer		17.70
23080 - Aircraft Worker		18.54
23110 - Appliance Mechanic		15.96
23120 - Bicycle Repairer		12.99
23125 - Cable Splicer		26.83
23130 - Carpenter, Maintenance		16.34
23140 - Carpet Layer		22.07
23160 - Electrician, Maintenance		22.08
23181 - Electronics Technician Maintenance I		18.27
23182 - Electronics Technician Maintenance II		21.90
23183 - Electronics Technician Maintenance III		24.94
23260 - Fabric Worker		16.76
23290 - Fire Alarm System Mechanic		18.55
23310 - Fire Extinguisher Repairer		15.55
23311 - Fuel Distribution System Mechanic		20.41
23312 - Fuel Distribution System Operator		17.01
23370 - General Maintenance Worker		15.16
23380 - Ground Support Equipment Mechanic		20.54
23381 - Ground Support Equipment Servicer		16.97
23382 - Ground Support Equipment Worker		18.07
23391 - Gunsmith I		15.42
23392 - Gunsmith II		17.96
23393 - Gunsmith III		20.54
23410 - Heating, Ventilation And Air-Conditioning		17.57

Mechanic
23411 - Heating, Ventilation And Air Conditioning		18.54
Mechanic (Research Facility)
23430 - Heavy Equipment Mechanic		19.26
23440 - Heavy Equipment Operator		19.32
23460 - Instrument Mechanic		19.71
23465 - Laboratory/Shelter Mechanic		19.29
23470 - Laborer		11.43
23510 - Locksmith		17.12
23530 - Machinery Maintenance Mechanic		20.48
23550 - Machinist, Maintenance		16.51
23580 - Maintenance Trades Helper		13.14
23591 - Metrology Technician I		20.60
23592 - Metrology Technician II		21.67
23593 - Metrology Technician III		22.80
23640 - Millwright		19.04
23710 - Office Appliance Repairer		17.57
23760 - Painter, Maintenance		19.01
23790 - Pipefitter, Maintenance		21.72
23810 - Plumber, Maintenance		17.92
23820 - Pneudraulic Systems Mechanic		20.54
23850 - Rigger		20.54
23870 - Scale Mechanic		17.96
23890 - Sheet-Metal Worker, Maintenance		18.53
23910 - Small Engine Mechanic		15.07
23931 - Telecommunications Mechanic I		22.68
23932 - Telecommunications Mechanic II		23.47
23950 - Telephone Lineman		22.32
23960 - Welder, Combination, Maintenance		18.55
23965 - Well Driller		20.31
23970 - Woodcraft Worker		20.54
23980 - Woodworker		14.41
24000 - Personal Needs Occupations
24570 - Child Care Attendant		8.23
24580 - Child Care Center Clerk		11.40
24610 - Chore Aide		8.82
24620 - Family Readiness And Support Services Coordinator		11.42
24630 - Homemaker		13.26
25000 - Plant And System Operations Occupations
25010 - Boiler Tender		20.96
25040 - Sewage Plant Operator		18.05
25070 - Stationary Engineer		20.96
25190 - Ventilation Equipment Tender		14.50
25210 - Water Treatment Plant Operator		17.73
27000 - Protective Service Occupations
27004 - Alarm Monitor		13.24
27007 - Baggage Inspector		10.18
27008 - Corrections Officer		18.00
27010 - Court Security Officer		19.14
27030 - Detection Dog Handler		12.36
27040 - Detention Officer		18.00
27070 - Firefighter		18.92
27101 - Guard I		10.18
27102 - Guard II		12.36
27131 - Police Officer I		21.39
27132 - Police Officer II		22.13
28000 - Recreation Occupations
28041 - Carnival Equipment Operator		9.99
28042 - Carnival Equipment Repairer		10.95
28043 - Carnival Equipment Worker		8.33
28210 - Gate Attendant/Gate Tender		13.35
28310 - Lifeguard		10.82
28350 - Park Attendant (Aide)		14.94
28510 - Recreation Aide/Health Facility Attendant		10.90
28515 - Recreation Specialist		11.54
28630 - Sports Official		11.90
28690 - Swimming Pool Operator		14.27
29000 - Stevedoring/Longshoremen Occupational Services
29010 - Blocker And Bracer		19.31
29020 - Hatch Tender		19.31
29030 - Line Handler		19.31
29041 - Stevedore I		18.93
29042 - Stevedore II		21.26
30000 - Technical Occupations
30010 - Air Traffic Control Specialist, Center (HFO)	(see 2)	35.15
30011 - Air Traffic Control Specialist, Station (HFO)	(see 2)	24.24
30012 - Air Traffic Control Specialist, Terminal (HFO)	(see 2)	26.69
30021 - Archeological Technician I		16.19
30022 - Archeological Technician II		18.62
30023 - Archeological Technician III		22.43
30030 - Cartographic Technician		22.86

30040 - Civil Engineering Technician		18.90
30061 - Drafter/CAD Operator I		16.19
30062 - Drafter/CAD Operator II		18.44
30063 - Drafter/CAD Operator III		20.47
30064 - Drafter/CAD Operator IV		24.86
30081 - Engineering Technician I		11.73
30082 - Engineering Technician II		14.91
30083 - Engineering Technician III		17.08
30084 - Engineering Technician IV		21.15
30085 - Engineering Technician V		25.88
30086 - Engineering Technician VI		31.31
30090 - Environmental Technician		16.22
30210 - Laboratory Technician		15.87
30240 - Mathematical Technician		21.02
30361 - Paralegal/Legal Assistant I		13.71
30362 - Paralegal/Legal Assistant II		17.11
30363 - Paralegal/Legal Assistant III		20.31
30364 - Paralegal/Legal Assistant IV		23.33
30390 - Photo-Optics Technician		19.90
30461 - Technical Writer I		18.37
30462 - Technical Writer II		22.46
30463 - Technical Writer III		27.18
30491 - Unexploded Ordnance (UXO) Technician I		22.34
30492 - Unexploded Ordnance (UXO) Technician II		27.03
30493 - Unexploded Ordnance (UXO) Technician III		32.40
30494 - Unexploded (UXO) Safety Escort		22.34
30495 - Unexploded (UXO) Sweep Personnel		22.34
30620 - Weather Observer, Combined Upper Air Or Surface Programs	(see 2)	17.90
30621 - Weather Observer, Senior	(see 2)	19.90
31000 - Transportation/Mobile Equipment Operation Occupations
31020 - Bus Aide		9.08
31030 - Bus Driver		13.77
31043 - Driver Courier		11.66
31260 - Parking and Lot Attendant		8.24
31290 - Shuttle Bus Driver		12.67
31310 - Taxi Driver		9.50
31361 - Truckdriver, Light		12.67
31362 - Truckdriver, Medium		18.56
31363 - Truckdriver, Heavy		16.28
31364 - Truckdriver, Tractor-Trailer		16.28
99000 - Miscellaneous Occupations
99030 - Cashier		8.48
99050 - Desk Clerk		8.44
99095 - Embalmer		23.62
99251 - Laboratory Animal Caretaker I		9.05
99252 - Laboratory Animal Caretaker II		9.83
99310 - Mortician		23.62
99410 - Pest Controller		12.94
99510 - Photofinishing Worker		11.79
99710 - Recycling Laborer		12.69
99711 - Recycling Specialist		17.19
99730 - Refuse Collector		12.27
99810 - Sales Clerk		10.82
99820 - School Crossing Guard		10.11
99830 - Survey Party Chief		18.54
99831 - Surveying Aide		11.51
99832 - Surveying Technician		15.65
99840 - Vending Machine Attendant		12.12
99841 - Vending Machine Repairer		14.38
99842 - Vending Machine Repairer Helper		12.12

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years.  Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility.  (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year:  New Year’s Day, Martin Luther King Jr.’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.  (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.)  (See 29 CFR 4.174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1)                 COMPUTER EMPLOYEES: Under the SCA at section 8(b), this wage determination does not apply to any employee who individually qualifies as a bona fide executive, administrative, or professional employee as defined in 29 C.F.R. Part 541. Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals, (29 C.F.R. 541. 400) wage rates may not be listed on this wage determination for all occupations within those job families. In addition, because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds $27.63 per hour conformances may be necessary for certain nonexempt employees. For example, if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate, then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination.

Additionally, because job titles vary widely and change quickly in the computer industry, job titles are not determinative of the application of the computer professional exemption. Therefore, the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:

(1)          The application of systems analysis techniques and procedures, including consulting with users, to determine hardware, software or system functional specifications;

(2)          The design, development, documentation, analysis, creation, testing or modification of computer systems or programs, including prototypes, based on and related to user or system design specifications;

(3)          The design, documentation, testing, creation or modification of computer programs related to machine operating systems; or

(4)          A combination of the aforementioned duties, the performance of which requires the same level of skills. (29 C.F.R. 541.400).

2)                 AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am.

If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6(C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1)                 When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2)                 After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)                 The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4)                 Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)                 The contracting officer transmits the Wage and Hour decision to the contractor.

6)                 The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

WD 05-2333 (Rev. -8) was first posted on www. wdol. gov on 06/16/2009

************************************************************************************************************

REGISTER OF WAGE DETERMINATIONS UNDER THE SERVICE CONTRACT ACT By direction of the Secretary of Labor		U.S. DEPARTMENT OF LABOR EMPLOYMENT STANDARDS ADMINISTRATION WAGE AND HOUR DIVISION WASHINGTON D.C. 20210

		Wage Determination No.:	2005-2333
Shirley F. Ebbesen	Division of	Revision No.:	8
Director	Wage Determinations	Date Of Revision:	06/11/2009

States: California, Nevada

Area: California Counties of Lassen, Mono

Nevada - All Counties except: Clark, Esmeralda, Lincoln, Nye

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE	FOOTNOTE	RATE
01000 - Administrative Support And Clerical Occupations
01011 - Accounting Clerk I		15.00
01012 - Accounting Clerk II		16.46
01013 - Accounting Clerk III		18.34
01020 - Administrative Assistant		23.69
01040 - Court Reporter		19.55
01051 - Data Entry Operator I		11.86
01052 - Data Entry Operator II		13.86
01060 - Dispatcher, Motor Vehicle		21.62
01070 - Document Preparation Clerk		15.67
01090 - Duplicating Machine Operator		15.67
01111 - General Clerk I		14.06
01112 - General Clerk II		15.35
01113 - General Clerk III		17.51
01120 - Housing Referral Assistant		21.80
01141 - Messenger Courier		11.34
01191 - Order Clerk I		12.52
01192 - Order Clerk II		14.81
01261 - Personnel Assistant (Employment) I		15.66
01262 - Personnel Assistant (Employment) II		17.52
01263 - Personnel Assistant (Employment) III		19.53
01270 - Production Control Clerk		18.69
01280 - Receptionist		13.21
01290 - Rental Clerk		14.69
01300 - Scheduler, Maintenance		17.48
01311 - Secretary I		17.48
01312 - Secretary II		19.55
01313 - Secretary III		21.80
01320 - Service Order Dispatcher		17.78
01410 - Supply Technician		23.69
01420 - Survey Worker		16.33
01531 - Travel Clerk I		12.82
01532 - Travel Clerk II		13.59
01533 - Travel Clerk III		14.20
01611 - Word Processor I		14.86
01612 - Word Processor II		16.69
01613 - Word Processor III		18.66
05000 - Automotive Service Occupations
05005 - Automobile Body Repairer, Fiberglass		21.58
05010 - Automotive Electrician		21.13
05040 - Automotive Glass Installer		19.65
05070 - Automotive Worker		19.65
05110 - Mobile Equipment Servicer		17.34
05130 - Motor Equipment Metal Mechanic		21.13
05160 - Motor Equipment Metal Worker		19.65
05190 - Motor Vehicle Mechanic		21.73
05220 - Motor Vehicle Mechanic Helper		17.34
05250 - Motor Vehicle Upholstery Worker		19.65
05280 - Motor Vehicle Wrecker		19.65
05310 - Painter, Automotive		20.49
05340 - Radiator Repair Specialist		19.65
05370 - Tire Repairer		14.76
05400 - Transmission Repair Specialist		21.13
07000 - Food Preparation And Service Occupations
07010 - Baker		13.08
07041 - Cook I		11.65
07042 - Cook II		12.66
07070 - Dishwasher		8.72
07130 - Food Service Worker		9.51
07210 - Meat Cutter		17.75
07260 - Waiter/Waitress		7.50

09000 - Furniture Maintenance And Repair Occupations
09010 - Electrostatic Spray Painter		17.26
09040 - Furniture Handler		13.89
09080 - Furniture Refinisher		17.26
09090 - Furniture Refinisher Helper		13.89
09110 - Furniture Repairer, Minor		15.55
09130 - Upholsterer		15.74
11000 - General Services And Support Occupations
11030 - Cleaner, Vehicles		10.89
11060 - Elevator Operator		10.22
11090 - Gardener		14.86
11122 - Housekeeping Aide		10.22
11150 - Janitor		10.22
11210 - Laborer, Grounds Maintenance		12.37
11240 - Maid or Houseman		9.72
11260 - Pruner		10.61
11270 - Tractor Operator		14.23
11330 - Trail Maintenance Worker		12.37
11360 - Window Cleaner		10.89
12000 - Health Occupations
12010 - Ambulance Driver		17.69
12011 - Breath Alcohol Technician		15.23
12012 - Certified Occupational Therapist Assistant		24.70
12015 - Certified Physical Therapist Assistant		21.57
12020 - Dental Assistant		18.09
12025 - Dental Hygienist		38.07
12030 - EKG Technician		27.30
12035 - Electroneurodiagnostic Technologist		27.30
12040 - Emergency Medical Technician		17.69
12071 - Licensed Practical Nurse I		17.69
12072 - Licensed Practical Nurse II		19.79
12073 - Licensed Practical Nurse III		22.09
12100 - Medical Assistant		16.17
12130 - Medical Laboratory Technician		16.08
12160 - Medical Record Clerk		15.32
12190 - Medical Record Technician		16.31
12195 - Medical Transcriptionist		18.60
12210 - Nuclear Medicine Technologist		34.89
12221 - Nursing Assistant I		10.39
12222 - Nursing Assistant II		11.68
12223 - Nursing Assistant III		12.74
12224 - Nursing Assistant IV		14.31
12235 - Optical Dispenser		16.74
12236 - Optical Technician		13.03
12250 - Pharmacy Technician		15.01
12280 - Phlebotomist		14.31
12305 - Radiologic Technologist		27.67
12311 - Registered Nurse I		25.12
12312 - Registered Nurse II		32.48
12313 - Registered Nurse II, Specialist		32.48
12314 - Registered Nurse III		37.22
12315 - Registered Nurse III, Anesthetist		37.22
12316 - Registered Nurse IV		44.58
12317 - Scheduler (Drug and Alcohol Testing)		24.88
13000 - Information And Arts Occupations
13011 - Exhibits Specialist I		21.37
13012 - Exhibits Specialist II		25.68
13013 - Exhibits Specialist III		32.35
13041 - Illustrator I		21.37
13042 - Illustrator II		25.68
13043 - Illustrator III		32.35
13047 - Librarian		29.32
13050 - Library Aide/Clerk		17.58
13054 - Library Information Technology Systems Administrator		26.48
13058 - Library Technician		17.99
13061 - Media Specialist I		18.53
13062 - Media Specialist II		20.73
13063 - Media Specialist III		22.81
13071 - Photographer I		15.87
13072 - Photographer II		17.74
13073 - Photographer III		21.98
13074 - Photographer IV		26.88
13075 - Photographer V		32.53
13110 - Video Teleconference Technician		19.06
14000 - Information Technology Occupations
14041 - Computer Operator I		14.64
14042 - Computer Operator II		17.05
14043 - Computer Operator III		19.38
14044 - Computer Operator IV		21.56
14045 - Computer Operator V		23.87
14071 - Computer Programmer I	(see 1)	22.61

14072 - Computer Programmer II	(see 1)	27.62
14073 - Computer Programmer III	(see 1)
14074 - Computer Programmer IV	(see 1)
14101 - Computer Systems Analyst I	(see 1)
14102 - Computer Systems Analyst II	(see 1)
14103 - Computer Systems Analyst III	(see 1)
14150 - Peripheral Equipment Operator		14.64
14160 - Personal Computer Support Technician		21.56
15000 - Instructional Occupations
15010 - Aircrew Training Devices Instructor (Non-Rated)		29.62
15020 - Aircrew Training Devices Instructor (Rated)		39.42
15030 - Air Crew Training Devices Instructor (Pilot)		40.72
15050 - Computer Based Training Specialist/Instructor		29.62
15060 - Educational Technologist		31.72
15070 - Flight Instructor (Pilot)		40.72
15080 - Graphic Artist		22.57
15090 - Technical Instructor		17.84
15095 - Technical Instructor/Course Developer		20.61
15110 - Test Proctor		16.24
15120 - Tutor		16.24
16000 - Laundry, Dry-Cleaning, Pressing And Related Occupations
16010 - Assembler		9.45
16030 - Counter Attendant		9.45
16040 - Dry Cleaner		12.12
16070 - Finisher, Flatwork, Machine		9.45
16090 - Presser, Hand		9.45
16110 - Presser, Machine, Drycleaning		9.45
16130 - Presser, Machine, Shirts		9.45
16160 - Presser, Machine, Wearing Apparel, Laundry		9.45
16190 - Sewing Machine Operator		13.00
16220 - Tailor		13.77
16250 - Washer, Machine		10.36
19000 - Machine Tool Operation And Repair Occupations
19010 - Machine-Tool Operator (Tool Room)		19.45
19040 - Tool And Die Maker		23.15
21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator		17.52
21030 - Material Coordinator		17.92
21040 - Material Expediter		17.92
21050 - Material Handling Laborer		13.04
21071 - Order Filler		14.13
21080 - Production Line Worker (Food Processing)		17.52
21110 - Shipping Packer		16.09
21130 - Shipping/Receiving Clerk		16.09
21140 - Store Worker I		13.27
21150 - Stock Clerk		16.82
21210 - Tools And Parts Attendant		17.52
21410 - Warehouse Specialist		17.52
23000 - Mechanics And Maintenance And Repair Occupations
23010 - Aerospace Structural Welder		24.06
23021 - Aircraft Mechanic I		23.08
23022 - Aircraft Mechanic II		24.06
23023 - Aircraft Mechanic III		24.97
23040 - Aircraft Mechanic Helper		17.83
23050 - Aircraft, Painter		23.49
23060 - Aircraft Servicer		19.97
23080 - Aircraft Worker		21.04
23110 - Appliance Mechanic		21.84
23120 - Bicycle Repairer		13.42
23125 - Cable Splicer		23.99
23130 - Carpenter, Maintenance		22.37
23140 - Carpet Layer		20.38
23160 - Electrician, Maintenance		23.28
23181 - Electronics Technician Maintenance I		18.48
23182 - Electronics Technician Maintenance II		23.14
23183 - Electronics Technician Maintenance III		25.45
23260 - Fabric Worker		19.56
23290 - Fire Alarm System Mechanic		20.80
23310 - Fire Extinguisher Repairer		18.41
23311 - Fuel Distribution System Mechanic		25.17
23312 - Fuel Distribution System Operator		21.51
23370 - General Maintenance Worker		16.58
23380 - Ground Support Equipment Mechanic		23.08
23381 - Ground Support Equipment Servicer		19.97
23382 - Ground Support Equipment Worker		21.04
23391 - Gunsmith I		18.41
23392 - Gunsmith II		20.69
23393 - Gunsmith III		23.01
23410 - Heating, Ventilation And Air-Conditioning		23.45

Mechanic
23411 - Heating, Ventilation And Air Conditioning Mechanic (Research Facility)		24.62
23430 - Heavy Equipment Mechanic		21.57
23440 - Heavy Equipment Operator		23.57
23460 - Instrument Mechanic		23.90
23465 - Laboratory/Shelter Mechanic		21.84
23470 - Laborer		11.31
23510 - Locksmith		18.99
23530 - Machinery Maintenance Mechanic		21.84
23550 - Machinist, Maintenance		20.64
23580 - Maintenance Trades Helper		15.88
23591 - Metrology Technician I		23.90
23592 - Metrology Technician II		24.97
23593 - Metrology Technician III		26.19
23640 - Millwright		23.01
23710 - Office Appliance Repairer		20.16
23760 - Painter, Maintenance		18.20
23790 - Pipefitter, Maintenance		25.15
23810 - Plumber, Maintenance		24.44
23820 - Pneudraulic Systems Mechanic		23.01
23850 - Rigger		23.01
23870 - Scale Mechanic		20.69
23890 - Sheet-Metal Worker, Maintenance		23.24
23910 - Small Engine Mechanic		16.80
23931 - Telecommunications Mechanic I		21.44
23932 - Telecommunications Mechanic II		22.62
23950 - Telephone Lineman		21.44
23960 - Welder, Combination, Maintenance		21.89
23965 - Well Driller		25.17
23970 - Woodcraft Worker		23.01
23980 - Woodworker		16.66
24000 - Personal Needs Occupations
24570 - Child Care Attendant		10.95
24580 - Child Care Center Clerk		14.96
24610 - Chore Aide		9.69
24620 - Family Readiness And Support Services Coordinator		15.02
2463 0 - Homemaker		16.68
25000 - Plant And System Operations Occupations
25010 - Boiler Tender		22.88
25040 - Sewage Plant Operator		24.45
25070 - Stationary Engineer		22.88
25190 - Ventilation Equipment Tender		17.28
25210 - Water Treatment Plant Operator		24.45
27000 - Protective Service Occupations
27004 - Alarm Monitor		21.82
27007 - Baggage Inspector		11.35
27008 - Corrections Officer		25.27
27010 - Court Security Officer		25.27
27030 - Detection Dog Handler		18.18
27040 - Detention Officer		25.27
27070 - Firefighter		22.02
27101 - Guard I		11.35
27102 - Guard II		18.18
27131 - Police Officer I		30.96
27132 - Police Officer II		34.42
28000 - Recreation Occupations
28041 - Carnival Equipment Operator		11.45
28042 - Carnival Equipment Repairer		11.97
28043 - Carnival Equipment Worker		8.93
28210 - Gate Attendant/Gate Tender		13.18
28310 - Lifeguard		11.84
28350 - Park Attendant (Aide)		14.74
28510 - Recreation Aide/Health Facility Attendant		11.10
28515 - Recreation Specialist		18.28
28630 - Sports Official		12.42
28690 - Swimming Pool Operator		17.68
29000 - Stevedoring/Longshoremen Occupational Services
29010 - Blocker And Bracer		21.53
29020 - Hatch Tender		21.53
29030 - Line Handler		21.53
29041 - Stevedore I		20.81
29042 - Stevedore II		23.24
30000 - Technical Occupations
30010 - Air Traffic Control Specialist, Center (HFO)	(see 2)	35.15
30011 - Air Traffic Control Specialist, Station (HFO)	(see 2)	24.24
30012 - Air Traffic Control Specialist, Terminal (HFO)	(see 2)	26.69
30021 - Archeological Technician I		17.11
30022 - Archeological Technician II		20.16
30023 - Archeological Technician III		24.55
30030 - Cartographic Technician		24.55

30040 - Civil Engineering Technician		21.66
30061 - Drafter/CAD Operator I		18.02
30062 - Drafter/CAD Operator II		20.17
30063 - Drafter/CAD Operator III		22.50
30064 - Drafter/CAD Operator IV		27.19
30081 - Engineering Technician I		16.00
30082 - Engineering Technician II		17.96
30083 - Engineering Technician III		20.10
30084 - Engineering Technician IV		24.88
30085 - Engineering Technician V		30.45
30086 - Engineering Technician VI		36.85
30090 - Environmental Technician		24.55
30210 - Laboratory Technician		17.03
30240 - Mathematical Technician		24.55
30361 - Paralegal/Legal Assistant I		20.22
30362 - Paralegal/Legal Assistant II		25.06
30363 - Paralegal/Legal Assistant III		30.36
30364 - Paralegal/Legal Assistant IV		37.09
30390 - Photo-Optics Technician		24.55
30461 - Technical Writer I		25.32
30462 - Technical Writer II		30.65
30463 - Technical Writer III		32.55
30491 - Unexploded Ordnance (UXO) Technician I		22.34
30492 - Unexploded Ordnance (UXO) Technician II		27.03
30493 - Unexploded Ordnance (UXO) Technician III		32.40
30494 - Unexploded (UXO) Safety Escort		22.34
30495 - Unexploded (UXO) Sweep Personnel		22.34
30620 - Weather Observer, Combined Upper Air Or Surface Programs	(see 3)	21.55
30621 - Weather Observer, Senior	(see 3)	24.55
31000 - Transportation/Mobile Equipment Operation Occupations
31020 - Bus Aide		13.03
31030 - Bus Driver		17.00
31043 - Driver Courier		15.81
31260 - Parking and Lot Attendant		8.75
31290 - Shuttle Bus Driver		16.01
31310 - Taxi Driver		10.73
31361 - Truckdriver, Light		16.01
31362 - Truckdriver, Medium		17.68
31363 - Truckdriver, Heavy		22.69
31364 - Truckdriver, Tractor-Trailer		22.69
99000 - Miscellaneous Occupations
99030 - Cashier		10.48
99050 - Desk Clerk		10.44
99095 - Embalmer		22.34
99251 - Laboratory Animal Caretaker I		9.57
99252 - Laboratory Animal Caretaker II		10.20
99310 - Mortician		18.36
99410 - Pest Controller		16.43
99510 - Photofinishing Worker		12.53
99710 - Recycling Laborer		11.33
99711 - Recycling Specialist		13.06
99730 - Refuse Collector		13.18
99810 - Sales Clerk		14.32
99820 - School Crossing Guard		13.55
99830 - Survey Party Chief		27.84
99831 - Surveying Aide		18.78
99832 - Surveying Technician		20.41
99840 - Vending Machine Attendant		13.59
99841 - Vending Machine Repairer		15.43
99842 - Vending Machine Repairer Helper		13.59

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years.  Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility.  (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year, New Year’s Day, Martin Luther King Jr’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.  (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.)  (See 29 CFR 4174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1)     COMPUTER EMPLOYEES:  Under the SCA at section 8(b), this wage determination does not apply to any employee who individually qualifies as a bona fide executive, administrative, or professional employee as defined in 29 C.F.R. Part 541.  Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals, (29 C.F.R. 541.400) wage rates may not be listed on this wage determination for all occupations within those job families.  In addition, because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds $27.63 per hour conformances may be necessary for certain nonexempt employees.  For example, if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate, then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination.

Additionally, because job titles vary widely and change quickly in the computer industry, job titles are not determinative of the application of the computer professional exemption.  Therefore, the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:

(1)     The application of systems analysis techniques and procedures, including consulting with users, to determine hardware, software or system functional specifications;

(2)     The design, development, documentation, analysis, creation, testing or modification of computer systems or programs, including prototypes, based on and related to user or system design specifications;

(3)     The design, documentation, testing, creation or modification of computer programs related to machine operating systems; or

(4)     A combination of the aforementioned duties, the performance of which requires the same level of skills.  (29 C.F.R. 541.400).

2)     APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY - NIGHT DIFFERENTIAL:  An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay differential amounting to 10 percent of the rate of basic pay.

3)     AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am.

If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials.  This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder.  All dry-house activities involving propellants or explosives.

Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials.  All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation,  irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition.  These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms.  In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day).  However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination.  Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined.  Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees.  The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1)     When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2)     After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s) , job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves.  This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)     The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review.  (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4)     Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)     The contracting officer transmits the Wage and Hour decision to the contractor.

6)     The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination.  Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

WD 05-2083 (Rev.-8) was first posted on www.wdol.gov on 10/20/2009

************************************************************************************************************

REGISTER OF WAGE DETERMINATIONS UNDER THE SERVICE CONTRACT ACT By direction of the Secretary of Labor		U.S. DEPARTMENT OF LABOR EMPLOYMENT STANDARDS ADMINISTRATION WAGE AND HOUR DIVISION WASHINGTON D.C. 20210

Shirley F. Ebbesen	Division of	Wage Determination No.:	2005-2083
Director	Wage Determinations	Revision No.:	8
		Date Of Revision:	10/15/2009

State: Colorado

Area: Colorado Counties of Alamosa, Archuleta, Baca, Bent, Chaffee, Conejos, Costilla, Crowley, Custer, Delta, Dolores, Eagle, Fremont, Garfield, Gunnison, Hinsdale, Huerfano, Kiowa, La Plata, Lake, Las Animas, Mesa, Mineral, Moffat, Montezuma, Montrose, Otero, Ouray, Pitkin, Prowers, Pueblo, Rio Blanco, Rio Grande, Routt, Saguache, San Juan, San Miguel

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE	FOOTNOTE	RATE
01000 - Administrative Support And Clerical Occupations
01011 - Accounting Clerk I		11.52
01012 - Accounting Clerk II		12.81
01013 - Accounting Clerk III		14.04
01020 - Administrative Assistant		18.72
01040 - Court Reporter		14.86
01051 - Data Entry Operator I		10.78
01052 - Data Entry Operator II		12.32
01060 - Dispatcher, Motor Vehicle		16.95
01070 - Document Preparation Clerk		11.84
01090 - Duplicating Machine Operator		12.91
01111 - General Clerk I		10.64
01112 - General Clerk II		11.61
01113 - General Clerk III		13.03
01120 - Housing Referral Assistant		15.55
01141 - Messenger Courier		10.36
01191 - Order Clerk I		10.53
01192 - Order Clerk II		11.72
01261 - Personnel Assistant (Employment) I		13.20
01262 - Personnel Assistant (Employment) II		14.77
01263 - Personnel Assistant (Employment) III		16.47
01270 - Production Control Clerk		19.53
01280 - Receptionist		10.96
01290 - Rental Clerk		12.33
01300 - Scheduler, Maintenance		12.47
01311 - Secretary I		12.47
01312 - Secretary II		14.92
01313 - Secretary III		15.55
01320 - Service Order Dispatcher		15.48
01410 - Supply Technician		18.72
01420 - Survey Worker		12.52
01531 - Travel Clerk I		11.27
01532 - Travel Clerk II		12.06
01533 - Travel Clerk III		12.74
01611 - Word Processor I		11.74
01612 - Word Processor II		13.18
01613 - Word Processor III		14.74
05000 - Automotive Service Occupations
05005 - Automobile Body Repairer, Fiberglass		16.52
05010 - Automotive Electrician		18.81
05040 - Automotive Glass Installer		17.26
05070 - Automotive Worker		17.26
05110 - Mobile Equipment Servicer		14.23
05130 - Motor Equipment Metal Mechanic		18.81
05160 - Motor Equipment Metal Worker		17.26
05190 - Motor Vehicle Mechanic		17.16
05220 - Motor Vehicle Mechanic Helper		13.40
05250 - Motor Vehicle Upholstery Worker		16.98
05280 - Motor Vehicle Wrecker		17.26
05310 - Painter, Automotive		18.26
05340 - Radiator Repair Specialist		17.26
05370 - Tire Repairer		11.61
05400 - Transmission Repair Specialist		17.10
07000 - Food Preparation And Service Occupations
07010 - Baker		13.56
07041 - Cook I		11.26
07042 - Cook II		12.30
07070 - Dishwasher		8.60

07130 - Food Service Worker	9.33
07210 - Meat Cutter	13.56
07260 - Waiter/Waitress	9.21
09000 - Furniture Maintenance And Repair Occupations
09010 - Electrostatic Spray Painter	15.61
09040 - Furniture Handler	11.46
09080 - Furniture Refinisher	17.17
09090 - Furniture Refinisher Helper	13.68
09110 - Furniture Repairer, Minor	14.73
09130 - Upholsterer	15.65
11000 - General Services And Support Occupations
11030 - Cleaner, Vehicles	10.22
11060 - Elevator Operator	10.22
11090 - Gardener	14.63
11122 - Housekeeping Aide	10.13
11150 - Janitor	10.96
11210 - Laborer, Grounds Maintenance	11.51
11240 - Maid or Houseman	8.63
11260 - Pruner	10.44
11270 - Tractor Operator	13.83
11330 - Trail Maintenance Worker	11.51
11360 - Window Cleaner	11.84
12000 - Health Occupations
12010 - Ambulance Driver	17.99
12011 - Breath Alcohol Technician	16.17
12012 - Certified Occupational Therapist Assistant	20.75
12015 - Certified Physical Therapist Assistant	19.49
12020 - Dental Assistant	13.48
12025 - Dental Hygienist	30.82
12030 - EKG Technician	24.50
12035 - Electroneurodiagnostic Technologist	24.50
12040 - Emergency Medical Technician	17.99
12071 - Licensed Practical Nurse I	14.46
12072 - Licensed Practical Nurse II	16.17
12073 - Licensed Practical Nurse III	18.03
12100 - Medical Assistant	13.52
12130 - Medical Laboratory Technician	14.65
12160 - Medical Record Clerk	14.02
12190 - Medical Record Technician	16.04
12195 - Medical Transcriptionist	15.37
12210 - Nuclear Medicine Technologist	35.54
12221 - Nursing Assistant I	8.84
12222 - Nursing Assistant II	9.94
12223 - Nursing Assistant III	10.85
12224 - Nursing Assistant IV	12.18
12235 - Optical Dispenser	13.97
12236 - Optical Technician	14.46
12250 - Pharmacy Technician	13.34
12280 - Phlebotomist	12.31
12305 - Radiologic Technologist	24.51
12311 - Registered Nurse I	22.78
12312 - Registered Nurse II	27.87
12313 - Registered Nurse II, Specialist	27.87
12314 - Registered Nurse III	33.72
12315 - Registered Nurse III, Anesthetist	33.72
12316 - Registered Nurse IV	38.33
12317 - Scheduler (Drug and Alcohol Testing)	20.03
13000 - Information And Arts Occupations
13011 - Exhibits Specialist I	17.28
13012 - Exhibits Specialist II	21.40
13013 - Exhibits Specialist III	26.18
13041 - Illustrator I	17.28
13042 - Illustrator II	21.40
13043 - Illustrator III	26.18
13047 - Librarian	23.71
13050 - Library Aide/Clerk	13.76
13054 - Library Information Technology Systems Administrator	21.40
13058 - Library Technician	15.67
13061 - Media Specialist I	13.61
13062 - Media Specialist II	16.31
13063 - Media Specialist III	18.18
13071 - Photographer I	13.93
13072 - Photographer II	15.58
13073 - Photographer III	19.30
13074 - Photographer IV	23.61
13075 - Photographer V	29.12
13110 - Video Teleconference Technician	15.45
14000 - Information Technology Occupations
14041 - Computer Operator I	13.68
14042 - Computer Operator II	15.31
14043 - Computer Operator III	17.92

14044 - Computer Operator IV		19.93
14045 - Computer Operator V		22.07
14071 - Computer Programmer I	(see 1)	16.10
14072 - Computer Programmer II	(see 1)	19.95
14073 - Computer Programmer III	(see 1)	24.40
14074 - Computer Programmer IV	(see 1)
14101 - Computer Systems Analyst I	(see 1)	26.06
14102 - Computer Systems Analyst II	(see 1)
14103 - Computer Systems Analyst III	(see 1)
14150 - Peripheral Equipment Operator		13.68
14160 - Personal Computer Support Technician		19.93
15000 - Instructional Occupations
15010 - Aircrew Training Devices Instructor (Non-Rated)		26.06
15020 - Aircrew Training Devices Instructor (Rated)		31.53
15030 - Air Crew Training Devices Instructor (Pilot)		37.45
15050 - Computer Based Training Specialist / Instructor		26.06
15060 - Educational Technologist		23.25
15070 - Flight Instructor (Pilot)		37.45
15080 - Graphic Artist		19.42
15090 - Technical Instructor		16.56
15095 - Technical Instructor/Course Developer		20.26
15110 - Test Proctor		14.59
15120 - Tutor		14.59
16000 - Laundry, Dry-Cleaning, Pressing And Related Occupations
16010 - Assembler		8.46
16030 - Counter Attendant		8.46
16040 - Dry Cleaner		10.32
16070 - Finisher, Flatwork, Machine		8.46
16090 - Presser, Hand		8.46
16110 - Presser, Machine, Drycleaning		8.46
16130 - Presser, Machine, Shirts		8.46
16160 - Presser, Machine, Wearing Apparel, Laundry		8.46
16190 - Sewing Machine Operator		10.83
16220 - Tailor		11.43
16250 - Washer, Machine		9.20
19000 - Machine Tool Operation And Repair Occupations
19010 - Machine-Tool Operator (Tool Room)		18.89
19040 - Tool And Die Maker		21.08
21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator		12.00
21030 - Material Coordinator		19.53
21040 - Material Expediter		19.53
21050 - Material Handling Laborer		11.98
21071 - Order Filler		11.30
21080 - Production Line Worker (Food Processing)		12.11
21110 - Shipping Packer		12.89
21130 - Shipping/Receiving Clerk		12.89
21140 - Store Worker I		9.61
21150 - Stock Clerk		12.95
21210 - Tools And Parts Attendant		12.00
21410 - Warehouse Specialist		12.11
23000 - Mechanics And Maintenance And Repair Occupations
23010 - Aerospace Structural Welder		20.40
23021 - Aircraft Mechanic I		19.31
23022 - Aircraft Mechanic II		20.40
23023 - Aircraft Mechanic III		21.50
23040 - Aircraft Mechanic Helper		14.88
23050 - Aircraft, Painter		19.21
23060 - Aircraft Servicer		16.62
23080 - Aircraft Worker		17.43
23110 - Appliance Mechanic		18.20
23120 - Bicycle Repairer		10.55
23125 - Cable Splicer		24.89
23130 - Carpenter, Maintenance		17.55
23140 - Carpet Layer		17.10
23160 - Electrician, Maintenance		20.67
23181 - Electronics Technician Maintenance I		17.36
23182 - Electronics Technician Maintenance II		19.18
23183 - Electronics Technician Maintenance III		20.35
23260 - Fabric Worker		15.96
23290 - Fire Alarm System Mechanic		19.31
23310 - Fire Extinguisher Repairer		14.81
23311 - Fuel Distribution System Mechanic		19.31
23312 - Fuel Distribution System Operator		14.81
23370 - General Maintenance Worker		15.29
23380 - Ground Support Equipment Mechanic		19.31
23381 - Ground Support Equipment Servicer		16.62
23382 - Ground Support Equipment Worker		17.43
23391 - Gunsmith I		14.81
23392 - Gunsmith II		17.10
23393 - Gunsmith III		19.31
23410 - Heating, Ventilation And Air-Conditioning Mechanic		17.82

23411 - Heating, Ventilation And Air Conditionings Mechanic (Research Facility)		18.71
23430 - Heavy Equipment Mechanic		20.61
23440 - Heavy Equipment Operator		18.06
23460 - Instrument Mechanic		19.31
23465 - Laboratory/Shelter Mechanic		18.20
23470 - Laborer		11.98
23510 - Locksmith		18.20
23530 - Machinery Maintenance Mechanic		23.84
23550 - Machinist, Maintenance		17.33
23580 - Maintenance Trades Helper		12.45
23591 - Metrology Technician I		19.31
23592 - Metrology Technician II		20.40
23593 - Metrology Technician III		21.50
23640 - Millwright		19.31
23710 - Office Appliance Repairer		17.72
23760 - Painter, Maintenance		16.91
23790 - Pipefitter, Maintenance		20.41
23810 - Plumber, Maintenance		18.13
23820 - Pneudraulic Systems Mechanic		19.31
23850 - Rigger		19.31
23870 - Scale Mechanic		17.10
23890 - Sheet-Metal Worker, Maintenance		18.71
23910 - Small Engine Mechanic		17.10
23931 - Telecommunications Mechanic I		22.55
23932 - Telecommunications Mechanic II		22.83
23950 - Telephone Lineman		19.31
23960 - Welder, Combination, Maintenance		15.85
23965 - Well Driller		18.40
23970 - Woodcraft Worker		19.31
23980 - Woodworker		14.81
24000 - Personal Needs Occupations
24570 - Child Care Attendant		11.22
24580 - Child Care Center Clerk		14.28
24610 - Chore Aide		8.26
24620 - Family Readiness And Support Services Coordinator		13.54
24630 - Homemaker		15.53
25000 - Plant And System Operations Occupations
25010 - Boiler Tender		25.09
25040 - Sewage Plant Operator		20.00
25070 - Stationary Engineer		24.02
25190 - Ventilation Equipment Tender		17.79
25210 - Water Treatment Plant Operator		19.45
27000 - Protective Service Occupations
27004 - Alarm Monitor		14.67
27007 - Baggage Inspector		13.12
27008 - Corrections Officer		20.87
27010 - Court Security Officer		20.47
27030 - Detection Dog Handler		14.67
27040 - Detention Officer		20.87
27070 - Firefighter		19.16
27101 - Guard I		13.12
27102 - Guard II		14.67
27131 - Police Officer I		22.09
27132 - Police Officer II		24.56
28000 - Recreation Occupations
28041 - Carnival Equipment Operator		11.47
28042 - Carnival Equipment Repairer		12.20
28043 - Carnival Equipment Worker		8.80
28210 - Gate Attendant/Gate Tender		12.73
28310 - Lifeguard		11.01
28350 - Park Attendant (Aide)		14.24
28510 - Recreation Aide/Health Facility Attendant		10.39
28515 - Recreation Specialist		17.64
28630 - Sports Official		11.34
28690 - Swimming Pool Operator		15.16
29000 - Stevedoring/Longshoremen Occupational Services
29010 - Blocker And Bracer		17.93
29020 - Hatch Tender		17.93
29030 - Line Handler		17.93
29041 - Stevedore I		16.15
29042 - Stevedore II		19.07
30000 - Technical Occupations
30010 - Air Traffic Control Specialist, Center (HFO)	(see 2)	35.15
30011 - Air Traffic Control Specialist, Station (HFO)	(see 2)	24.24
30012 - Air Traffic Control Specialist, Terminal (HFO)	(see 2)	26.69
30021 - Archeological Technician I		14.61
30022 - Archeological Technician II		16.37
30023 - Archeological Technician III		20.26
30030 - Cartographic Technician		20.10

30040 - Civil Engineering Technician		20.81
30061 - Drafter/CAD Operator I		14.73
30062 - Drafter/CAD Operator II		16.47
30063 - Drafter/CAD Operator III		18.37
30064 - Drafter/CAD Operator IV		21.94
30081 - Engineering Technician I		11.83
30082 - Engineering Technician II		14.62
30083 - Engineering Technician III		16.36
30084 - Engineering Technician IV		20.24
30085 - Engineering Technician V		24.76
30086 - Engineering Technician VI		29.95
30090 - Environmental Technician		20.10
30210 - Laboratory Technician		19.70
30240 - Mathematical Technician		20.10
30361 - Paralegal/Legal Assistant I		15.36
30362 - Paralegal/Legal Assistant II		19.03
30363 - Paralegal/Legal Assistant III		23.28
30364 - Paralegal/Legal Assistant IV		28.17
30390 - Photo-Optics Technician		20.10
30461 - Technical Writer I		18.77
30462 - Technical Writer II		22.95
30463 - Technical Writer III		27.76
30491 - Unexploded Ordnance (UXO) Technician I		22.34
30492 - Unexploded Ordnance (UXO) Technician II		27.03
30493 - Unexploded Ordnance (UXO) Technician III		32.40
30494 - Unexploded (UXO) Safety Escort		22.34
30495 - Unexploded (UXO) Sweep Personnel		22.34
30620 - Weather Observer, Combined Upper Air Or Surface Programs	(see 2)	17.81
30621 - Weather Observer, Senior	(see 2)	19.90
31000 - Transportation/Mobile Equipment Operation Occupations
31020 - Bus Aide		11.10
31030 - Bus Driver		14.54
31043 - Driver Courier		13.75
31260 - Parking and Lot Attendant		10.22
31290 - Shuttle Bus Driver		13.54
31310 - Taxi Driver		11.51
31361 - Truckdriver, Light		13.75
31362 - Truckdriver, Medium		14.06
31363 - Truckdriver, Heavy		15.33
31364 - Truckdriver, Tractor-Trailer		15.33
99000 - Miscellaneous Occupations
99030 - Cashier		9.19
99050 - Desk Clerk		9.27
99095 - Embalmer		23.64
99251 - Laboratory Animal Caretaker I		13.08
99252 - Laboratory Animal Caretaker II		13.74
99310 - Mortician		23.64
99410 - Pest Controller		16.42
99510 - Photofinishing Worker		11.74
99710 - Recycling Laborer		11.79
99711 - Recycling Specialist		14.08
99730 - Refuse Collector		10.70
99810 - Sales Clerk		11.58
99820 - School Crossing Guard		11.72
99830 - Survey Party Chief		15.67
99831 - Surveying Aide		11.91
99832 - Surveying Technician		14.82
99840 - Vending Machine Attendant		14.24
99841 - Vending Machine Repairer		16.67
99842 - Vending Machine Repairer Helper		14.24

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years.  Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility.  (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year, New Year’s Day, Martin Luther King Jr’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.  (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.)  (See 29 CFR 4174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1)     COMPUTER EMPLOYEES:  Under the SCA at section 8(b), this wage determination does not apply to any employee who individually qualifies as a bona fide executive, administrative, or professional employee as defined in 29 C.F.R. Part 541.  Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals, (29 C.F.R. 541.400) wage rates may not be listed on this wage determination for all occupations within those job families.  In addition, because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds $27.63 per hour conformances may be necessary for certain nonexempt employees.  For example, if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate, then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination.

Additionally, because job titles vary widely and change quickly in the computer industry, job titles are not determinative of the application of the computer professional exemption.  Therefore, the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:

(1)   The application of systems analysis techniques and procedures, including consulting with users, to determine hardware, software or system functional specifications;

(2)   The design, development, documentation, analysis, creation, testing or modification of computer systems or programs, including prototypes, based on and related to user or system design specifications;

(3)   The design, documentation, testing, creation or modification of computer programs related to machine operating systems; or

(4)   A combination of the aforementioned duties, the performance of which requires the same level of skills.  (29 C.F.R. 541.400).

2)     AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am.

If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials.  This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder.  All dry-house activities involving propellants or explosives.

Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials.  All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation,  irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition.  These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms.  In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1)   When preparing the bid, the contractor identifies the need for a conformed occupation (s) and computes a proposed rate (s).

2)   After contract award, the contractor prepares a written report listing in order proposed classification title (s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate (s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)   The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U. S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4)   Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)   The contracting officer transmits the Wage and Hour decision to the contractor.

6)   The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

United States Department of Agriculture	Forest Service	National Interagency Fire Center	3833 S. Development Ave. Boise, ID 83705

File Code:	6320

Date:	February 16, 2010

MS. TRACY WEAVER

ERICKSON AIR CRANE INC

3100 WILLOW SPRINGS ROAD

CENTRAL POINT OR 97502

RE: Exclusive Use Large Fire Support Helicopter Services

Dear Ms. Weaver:

In accordance with clause C-24 CONTRACT PERIOD AND RENEWAL OPTION, this letter serves as notice of our intent to renew US Forest Service Contract No. AG-024 B-C-08-9345 for Item #1 Cadillac/Ely/Jeffco, Item #3 Silver City/Helena, Item #7 Reno, and Item #8 Rifle.

This preliminary notice, however, does not at this time commit the Government to renew the contract.

An official documentation of the actual renewal terms, new rates, applicable wage determinations, and specific information relating to your contract will be forthcoming and will signify our commitment to renew your existing contract.

If you have any questions, please call me at 208/387-5347.

Sincerely,

/s/ Frank Gomez
FRANK GOMEZ
Contracting Officer

Caring for the Land and Serving People	Printed on Recycled Paper

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
22		February 16, 2010

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☒	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION:  Update Exhibit 12 Hourly Flight Rates and Fuel Survey Locations

Section C, Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart.

Replace with the attached flight rate chart, dated 02/16/2010, effective 02/16/2010

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
N/A		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Frank Gomez	2/09/10
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

HELICOPTER SERVICES
HOURLY FLIGHT RATES, FUEL CONSUMPTION, AND WEIGHT REDUCTION CHART EFFECTIVE

FEBRUARY 16, 2010

FOR CONTRACTS AWARDED 2008- 2011 (CWN/Exclusive Use)

		FUEL CONSUMPTION	FEBRUARY 16, 2010 HOURLY	LOAD CALCULATION
COMPANY	AIRCRAFT TYPE	(gal/hr)	FLIGHT RATE ($/HR)	Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 KOALA	55	$1,102.00	230
	AW 139	129	$2,202.00	335
	EH 101	211	$4,350.00	NOT ESTABLISHED
AM. EUROCOPTER	SA-315B	58	$1,579.00	180
	SA-316B	58	$1,579.00	170
	SA-318C	45	$1,449.00	80
	SA-319B	45	$1,460.00	150
	AS-330J	179	$3,963.00	N/A
	AS 332L1	160	$3,933.00	N/A
	SA-341G	45	$1,428.00	170
	AS-350B/350BA	45	$1,015.00	130
	AS-350B-1	46	$1,019.00	160
	AS-350B-2	48	$1,032.00	160
	AS-350B-3	50	$1,092.00	175
	AS-350D	38	$988.00	130
	AS-355F-1/355F-2	58	$1,247.00	140
	AS-365N-1	87	$2,001.00	275
	EC-120	31	$788.00	NOT ESTABLISHED
	EC 130-B4	53	$1,033.00	NOT ESTABLISHED
	EC-135	64	$1,286.00	220
	EC 145	80	$1,587.00	NOT ESTABLISHED
	EC 155B1	95	$2,105.00	NOT ESTABLISHED
	EC 225	183	$3,666.00	NOT ESTABLISHED
BELL:	47/SOLOY	23	$637.00	120
	204B (UH-1 Series)	86	$1,547.00	200
	204 Super B	90	$1,589.00	200
	205A-1	88	$1,570.00	260
	205A-1++	90	$1,611.00	260
	206B-II	25	$771.00	100
	206B-III	27	$795.00	130
	206L-1	32	$929.00	150
	206L-3	38	$969.00	180
	206L-4	38	$953.00	180
	210	90	$1,606.00	260
	212	100	$1,838.00	390
	214B	160	$2,481.00	380
	214B1	145	$2,314.00	380
	214ST	133	$2,898.00	420
	222A	70	$1,762.00	NOT ESTABLISHED
	222B	83	$1,841.00	NOT ESTABLISHED
	222UT	83	$1,841.00	NOT ESTABLISHED
	407	45	$1,067.00	155
	412	110	$2,007.00	390
	412HP	110	$1,981.00	390
	UH-1B	86	$1,516.00	N/A
	UH-1B Super	88	$1,545.00	N/A
	UH-1F	88	$1,545.00	N/A
	UH-1H(-13 engine)	88	$1,545.00	N/A
	UH-1H(-17 engine)	90	$1,586.00	N/A
	TH-1L	88	$1,545.00	N/A
BOEING:	BV-107	180	$3,759.00	N/A
	BV-234	405	$6,772.00	N/A
HILLER:	*SL-3/4	21	$615.00	90
	H-1100B	22	$796.00	130
	UH-12/SOLOY	23	$699.00	100
KAMAN:	H43-F	85	$1,543.00	N/A
	K-1200	85	$1,692.00	N/A
MBB:	BO 105CBS	58	$1,226.00	180
	BK 117	77	$1,726.00	160
McDONNELL-	500C	23	$797.00	110
DOUGLAS:	500D/E	28	$814.00	120
	520N	32	$849.00	100
	530F	34	$909.00	120
	600N	41	$1,007.00	155
	900/902	69	$1,391.00	210
SIKORSKY:	CH 53D	425	$6,606.00	N/A
	CH 54/S 64	525	$7,137.00	N/A
	S-55 T	47	$1,137.00	170
	S-58D/E	83	$1,637.00	N/A
	S-58T/PT6T-3	115	$2,132.00	400
	S-58T/PT6T-6	115	$2,132.00	460
	S-61N	170	$3,570.00	550
	S-62A	70	$1,333.00	300
	S-70	160	$3,410.00	N/A
	S-76C+	90	$2,012.00	NOT ESTABLISHED
	S-92	178	$2,991.00	NOT ESTABLISHED
AVERAGE GALLON PRICE:		JET FUEL:	$4.76

For the most recent version visit the FS webiste: http://www/fs/fed/is/fire/contracting

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	1
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
20		September 1, 2009

6. ISSUED BY	CODE	024B	7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: C-24 Mandatory Availibility Period Including Extended and Optional Use

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copy to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section-headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopter Services, Item No. 1 Cadillac/Ely/Jeffco, N6962R

PURPOSE OF THIS MODIFICATION: C-24 Mandatory Availability Period including Extended and Optional Use

Item No. 1 Cadillac/Ely/Jeffco, N6962R: Optional Use Period to begin September 1, 2009 and day by day thereafter until released.

Daily Availability Rate $19,200.00

Charge Availability and flight to applicable P Code

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver, Director Aerial Services		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	9/1/09	/s/ Frank Gomez
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	1
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 19		August 4, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: C-24 Mandatory Availbility Period Including Extended and Optional Use

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copy to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

Item No. 3 Silver City/Helena, N164AC

PURPOSE OF THIS MODIFICATION: C-24 Mandatory Availbility Period Including Extended and Optional Use

Item No. 3 Silver City/Helena, N164AC: Optional Use Period to begin August 4, 2009 and day by day thereafter until released.

Daily Availability Rate $20,300.00

Charge Availability and flight to applicable P Code

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Colleen Hightower, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	3
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
18		July 16, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☒	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION: Update Exhibit 12 Hourly Flight Rates and Fuel Survey Locations

1) Section C, Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart. Replace with the attached flight rate chart, dated 07/16/2009, effective 07/16/2009

2) Section D Paragraph D-4 (2) — The attached fuel survey locations are replaced and incorporated into the contract

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
N/A		Colleen Hightower, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Colleen Hightower	7/8/09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

FUEL SURVEY LOCATIONS
ALL AIRCRAFT

NAME	LOCATION
Atlantic Aviation	Fresno, CA
Atlantic Aviation (Reno Air Service)	Reno, NV
Butler Aircraft	Redmond, OR
Columbia Pacific Aviation	Moses Lake, WA
Cutter Flying Service	Albuquerque, NM
Cutter Flying Service	Phoenix, AZ
Durango Jet Center	Durango, CO
Ed’s Line Service	Alamogordo, NM
Epps Aviation	Atlanta, GA
Flightcraft	Portland, OR
McCall Air Taxi	McCall, ID
Millionaire (Interwest Jet)	Salt Lake City, UT
Minuteman Aviation	Missoula, MT
Mt. Lassen Aviation	Chester, CA
Redding Jet Center	Redding, CA
SBD FBO LLC	San Bernardino, CA
South Field Fuel	Coeur D’Alene, ID
TAC-Air (Knoxville Airport)	Alcoa, TN
TAC-Air Aviation	Ft. Smith, AR
West Star Aviation	Grand Junction, CO
Western A/C Maintenance	Boise, ID
Wings of Wenatchee	Wenatchee, WA

Modification No. 18

HELICOPTER SERVICES
HOURLY FLIGHT RATES, FUEL CONSUMPTION, AND WEIGHT REDUCTION CHART EFFECTIVE

JULY 16, 2009
FOR CONTRACTS AWARDED 2008-2011 (CWN/Exclusive Use)

		FUEL CONSUMPTION	JULY 16, 2009 HOURLY	LOAD CALCULATION
COMPANY	AIRCRAFT TYPE	(gal/hr)	FLIGHT RATE ($/HR)	Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 KOALA	55	$1,063.00	230
	AW 139	129	$2,123.00	NOT ESTABLISHED
	EH 101	211	$4,200.00	NOT ESTABLISHED
AM. EUROCOPTER	SA-315B	58	$1,527.00	180
	SA-316B	58	$1,527.00	170
	SA-318C	45	$1,401.00	80
	SA-319B	45	$1,412.00	150
	AS-330J	179	$3,828.00	N/A
	AS-332L1	160	$3,801.00	N/A
	SA-341G	45	$1,381.00	170
	AS-350B/350BA	45	$980.00	130
	AS-350B-1	46	$984.00	160
	AS-350B-2	48	$996.00	160
	AS-350B-3	50	$1,054.00	175
	AS-350D	38	$954.00	130
	AS-355F-1/355F-2	58	$1,204.00	140
	AS-365N-1	87	$1,933.00	275
	EC-120	31	$761.00	NOT ESTABLISHED
	EC 130-B4	53	$996.00	NOT ESTABLISHED
	EC-135	64	$1,241.00	220
	EC 145	80	$1,531.00	NOT ESTABLISHED
	EC 155B1	95	$2,033.00	NOT ESTABLISHED
	EC 225	183	$3,539.00	NOT ESTABLISHED
BELL:	47/SOLOY	23	$615.00	120
	204B (UH-1 Series)	86	$1,491.00	200
	204 Super B	90	$1,532.00	200
	205A-1	88	$1,514.00	260
	205A-1++	90	$1,554.00	260
	206B-II	25	$746.00	100
	206B-III	27	$768.00	130
	206L-1	32	$898.00	150
	206L-3	38	$936.00	180
	206L-4	38	$920.00	180
	210	90	$1,549.00	260
	212	100	$1,773.00	390
	214B	160	$2,390.00	380
	214B1	145	$2,229.00	380
	214ST	133	$2,799.00	420
	222A	70	$1,702.00	NOT ESTABLISHED
	222B	83	$1,778.00	NOT ESTABLISHED
	222UT	83	$1,778.00	NOT ESTABLISHED
	407	45	$1,030.00	155
	412	110	$1,935.00	390
	412HP	110	$1,910.00	390
	UH-1B	86	$1,461.00	N/A
	UH-1B Super	88	$1,489.00	N/A
	UH-1F	88	$1,489.00	N/A
	UH-1H (-13 engine)	88	$1,489.00	N/A
	UH-1H (-17 engine)	90	$1,529.00	N/A
	TH-1L	88	$1,489.00	N/A
BOEING:	BV-107	180	$3,630.00	N/A
	BV-234	405	$6,529.00	N/A
HILLER:	*SL-3/4	21	$594.00	90
	H-1100B	22	$770.00	130
	UH-12/SOLOY	23	$676.00	100
KAMAN:	H43-F	85	$1,488.00	N/A
	K-1200	85	$1,632.00	N/A
MBB:	BO 105CBS	58	$1,184.00	180
	BK 117	77	$1,666.00	160
McDONNELL-	500C	23	$771.00	110
DOUGLAS:	500D/E	28	$786.00	120
	520N	32	$820.00	100
	530F	34	$878.00	120
	600N	41	$973.00	155
	900/902	69	$1,342.00	210
SIKORSKY:	CH 53D	425	$6,366.00	N/A
	CH 54/S 64	525	$6,869.00	N/A
	S-55T	47	$1,098.00	170
	S-58D/E	83	$1,580.00	N/A
	S-58T/PT6T-3	115	$2,057.00	400
	S-58T/PT6T-6	115	$2,057.00	460
	S-61N	170	$3,447.00	550
	S-62A	70	$1,286.00	300
	S-70	160	$3,292.00	N/A
	S-76C+	90	$1,943.00	NOT ESTABLISHED
	S-92	178	$2,883.00	NOT ESTABLISHED
AVERAGE GALLON PRICE:		JET FUEL:	$4.50

For the most recent version visit the FS website: http://www.fs.fed.us/fire/contracting

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
17		May 16, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☒	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION. (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION:

Replace the attached Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart, dated and effective May 16, 2009.

Section C, Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
N/A		Colleen Hightower, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Colleen Hightower	5/12/09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

HELICOPTER SERVICES
HOURLY FLIGHT RATES, FUEL CONSUMPTION, AND WEIGHT REDUCTION CHART EFFECTIVE

MAY 16, 2009
FOR CONTRACTS AWARDED 2008- 2011 (CWN/Exclusive Use)

COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	MAY 16, 2009 HOURLY FLIGHT RATE ($/HR)	LOAD CALCULATION Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 KOALA	55	$1,048.00	230
	AW 139	129	$2,088.00	NOT ESTABLISHED
	EH 101	211	$4,143.00	NOT ESTABLISHED
AM. EUROCOPTER	SA-315B	58	$1,511.00	180
	SA-316B	58	$1,511.00	170
	SA-318C	45	$1,388.00	80
	SA-319B	45	$1,399.00	150
	AS-330J	179	$3,779.00	N/A
	AS-332L1	160	$3,757.00	N/A
	SA-341G	45	$1,368.00	170
	AS-350B/350BA	45	$967.00	130
	AS-350B-1	46	$971.00	160
	AS-350B-2	48	$983.00	160
	AS-350B-3	50	$1,040.00	175
	AS-350D	38	$943.00	130
	AS-355F-1/355F-2	58	$1,188.00	140
	AS-365N-1	87	$1,909.00	275
	EC-120	31	$752.00	NOT ESTABLISHED
	EC 130-B4	53	$981.00	NOT ESTABLISHED
	EC-135	64	$1,223.00	220
	EC 145	80	$1,509.00	NOT ESTABLISHED
	EC 155B1	95	$2,007.00	NOT ESTABLISHED
	EC 225	183	$3,489.00	NOT ESTABLISHED
BELL:	47/SOLOY	23	$608.00	120
	204B (UH-1 Series)	86	$1,467.00	200
	204 Super B	90	$1,507.00	200
	205A-1	88	$1,490.00	260
	205A-1++	90	$1,529.00	260
	206B-II	25	$739.00	100
	206B-III	27	$760.00	130
	206L-1	32	$889.00	150
	206L-3	38	$925.00	180
	206L-4	38	$909.00	180
	210	90	$1,524.00	260
	212	100	$1,746.00	390
	214B	160	$2,346.00	380
	214B1	145	$2,189.00	380
	214ST	133	$2,763.00	420
	222A	70	$1,683.00	NOT ESTABLISHED
	222B	83	$1,755.00	NOT ESTABLISHED
	222UT	83	$1,755.00	NOT ESTABLISHED
	407	45	$1,017.00	155
	412	110	$1,905.00	390
	412HP	110	$1,880.00	390
	UH-1B	86	$1,437.00	N/A
	UH-1B Super	88	$1,465.00	N/A
	UH-1F	88	$1,465.00	N/A
	UH-1H(-13 engine)	88	$1,465.00	N/A
	UH-1H(-17 engine)	90	$1,504.00	N/A
	TH-1L	88	$1,465.00	N/A
BOEING:	BV-107	180	$3,581.00	N/A
	BV-234	405	$6,419.00	N/A
HILLER:	*SL-3/4	21	$588.00	90
	H-1100B	22	$764.00	130
	UH-12/SOLOY	23	$669.00	100
KAMAN:	H43-F	85	$1,456.00	N/A
	K-1200	85	$1,609.00	N/A
MBB:	BO 105CBS	58	$1,168.00	180
	BK 117	77	$1,645.00	160
McDONNELL-	500C	23	$764.00	110
DOUGLAS:	500D/E	28	$778.00	120
	520N	32	$811.00	100
	530F	34	$868.00	120
	600N	41	$961.00	155
	900/902	69	$1,323.00	210
SIKORSKY:	CH 53D	425	$6,251.00	N/A
	CH 54/S 64	525	$6,727.00	N/A
	S-55T	47	$1,085.00	170
	S-58D/E	83	$1,557.00	N/A
	S-58T/PT6T-3	115	$2,025.00	400
	S-58T/PT6T-6	115	$2,025.00	460
	S-61N	170	$3,401.00	550
	S-62A	70	$1,267.00	300
	S-70	160	$3,248.00	N/A
	S-76C*	90	$1,918.00	NOT ESTABLISHED
	S-92	178	$2,834.00	NOT ESTABLISHED
AVERAGE GALLON PRICE:		JET FUEL:	$4.23

For the most recent version visit the FS website: http://www.fs.fed.us/fire/contracting

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		2

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 16		May 1, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/ Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION. (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION: This Modification incorporates and adds the following; “Aircraft Weighing and Weight Validation” requirements and information to the contracts Section B, B-3 “Aircraft Performance Specifications (minimum)” Clause.

For text see page two (2) of this Modification.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver		Colleen Hightower, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	4/28/09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

Modification No. 16

B-2 Bidders May Qualify Their Bids. Bidders shall indicate below the maximum number of items willing to accept.

B-3 Aircraft Performance Specifications (Minimum) to be used for proposal evaluation purposes

Aircraft performance shall be based on minimum engine specification. Aircraft performance capabilities shall be determined by using the Standard Interagency Helicopter Load Calculation Method. (Exhibit 13, Interagency Helicopter Load Calculation)

Performance enhancing data (Power Assurance Checks, wind charts, etc) shall not be used and will not be considered for the evaluation of proposals. Only FAA approved charts based on minimum specification engine performance shall be used. As an example, Kaman K-1200 helicopters shall only use minimum specification engine performance data calculated from Rotorcraft FMS NO. 1, (USFS Fire Fighting).

Use (Exhibit 13, Interagency Helicopter Load Calculation) and (Exhibit 12, Hourly Flight Rates, Fuel consumption, and Weight Reduction Chart) per aircraft type and the applicable Hover Ceiling Charts (HOGE) and (HIGE) from the approved Rotorcraft Flight Manual.

Note: Only approved Basic Flight Manual HOGE/HIGE Performance Charts and Flight Manual Supplement HOGE/HIGE performance charts shall be used. If applicable, Supplement Type Certificate (STC) HOGE/HIGE Performance Data approved for the aircraft by serial number shall be used to compute the Interagency Helicopter Load Calculation during the contract period.

1.  The aircraft’s equipped weight is determined using weight and balance data, which was determined by actual weighing of the aircraft in accordance with the manufacture’s requirements and configured in accordance with the contract specifications, as bid. Additional weighing criteria:

a.              The weighing shall be accomplished by the Contractor or their agent

b.              All weighing of aircraft shall be performed on scales that have been certified as accurate. The certifying agency may be any accredited weights and measures laboratory.

c.              Weighing shall be:

i.                      Accomplished prior to the submission of the bid, and

ii.                  within 24 months preceding the starting date of the first MAP, and

iii.              at an interval of 36 months thereafter and / or

iv.                  following any major repair or major alteration or change to the equipment list, which significantly affects the center of gravity of the aircraft.

d.              Helicopter(s) under this solicitation shall:

i.                       Remain at or below contracted helicopter equipped weight as bid.

ii.                   Be allowed 1% above the awarded contracted helicopter equipped weight during the contract option period(s).

e.              Cowlings, doors and fairings shall not be removed to meet Contract equipped weight for performance.

f.                If the government requires additional equipment after contract award, no penalty will be assessed.

Note:

All aircraft shall be required to have the actual weighing witnessed by Agency Aircraft Inspector(s), which will validate contractor’s bid weight as submitted in the contractors bid package. At the governments discretion, validation may be done prior to or post award. The government will be responsible for costs incurred if no weight discrepancies are noted, as per Contract Section C Inspection Clauses for; “Pre-Use Inspection Expenses,” “Re-Inspection Expenses,” and “Inspections During Use,” clauses as applicable.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 15		March 5, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/ Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION: Section To correct Mandatory Availability Periods as shown in Modification 13.

Change Mandatory Availability Period (MAP) item #1 Cadillac/Ely/Jeffco for Option Year 1 only

Jeffco-March 5, 2009 through April 16, 2009 (43 days)

Cadillac-April 17, 2009 through May 9, 2009 (23 days)

Ely-May 10, 2009 through June 14, 2010 (36 days)

Jeffco-June 15, 2009 through August 31, 2009 (78 days)

Helicopter to report to Jeffco on March 5 and as directed thereafter.

COR Steve Tome 218-349-1448

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver Contracts Mgr.		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	4/2/09	/s/ Frank Gomez	4/02/09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		80

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
14		May 1, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) Charge Availability during MAP to WFSU70 (1302)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: C-24 Contract Period and Renwal Option

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters Item No. 1 Ely/Jeffco/Cadillac N6962R, Item No. 3 Silver City/Helena N164AC, Item No. 7 Reno N217AC, and item No. 8 Rifle N247AC

PURPOSE OF THIS MODIFICATION: C-24 Contract Period and Renewal Options.

a) In accordance with contract clause C-24 notice is hereby given that the first option renewal period for 2009 is hereby executed and will become effective on 5/1/2009. The Daily Availability Rates and Option Use Rates for 2009 as awarded in Contract Section B-1 will be in effect beginning 5/1/2009

b) Exhibit 16 Wage Determinations: The most current revision of the following Wage Determinations are attached.

1995-0222 Rev No. 27 (02/06/2009) for the pilots

2005-2271 Rev No. 6 (05/29/2008) for the mechanic and fuel service truck driver for Cadillac

2005-2285 Rev No. 5 (06/13/2008) for the mechanic and fuel service truck driver for Ely

2005-2081 Rev No. 6 (09/19/2008) for the mechanic and fuel service truck driver for Jeffco

2005-2511 Rev No. 7 (08/27/2008) for the mechanic and fuel service truck driver for Silver City

2005-2317 Rev No. 6 (07/25/2008) for the mechanic and fuel service truck driver for Helena

2005-2333 Rev No. 6 (05/29/2008) for the mechanic and fuel service truck driver for Reno

2005-2083 Rev No. 6 (08/01/2008) for the mechanic and fuel service truck driver for Rifle

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver Contract Mgr		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	3/26/09	/s/ Frank Gomez	3/26/09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 13		March 5, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION: Section C, C-25 Mandatory Availability Period (MAP)

Change Mandatory Availability Period (MAP) item #1 Cadillac/Ely/Jeffco for Option Year 1 only

Jeffco-March 5, 2009 through April 16, 2009 (18 days)

Cadillac-April 17, 2009 through May 9, 2009 (23 days)

Ely-May 10, 2009 through June 14, 2009 (36 days)

Jeffco-June 15, 2009 through September 25, 2009 (103 days)

Helicopter to report to Jeffco on March 5 and as directed thereafter.

COR Steve Tome 218-349-1448

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver Contracts Mgr.		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	3/10/09	/s/ Frank Gomez	3/9/09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 12		March 5, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION: Section C, C-25 Mandatory Availability Period (MAP)

Change Mandatory Availability Period (MAP) item #3 Silver City/Helena for Option Year 1 only

Silver City March 7, 2009 through June 4, 2009 (90 days)

Helena June 5, 2009 through August 3, 2009 (60 days)

Helicopter to report to silver City

COR Kent Weden Silver City 505 534-7835

COR Ron Tig Helena 406 899-9588

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver Contracts Mgr		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	3/5/09	/s/ Frank Gomez	3/5/09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 11		March 5, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION: Section C, C-25 Mandatory Availability Period (MAP)

Change Mandatory Availability Period (MAP) item #1 Cadillac/Ely/Jeffco for Option Year 1 only

Cadillac March 5, 2009 through April 18, 2009 (45 days)

Ely April 19, 2009 through May 18, 2009 (30 days)

Jeffco May 19, 2009 through August 31, 2009 (105 days)

Helicopter to report to Jeffco

COR Steve Tome 218-349-1448

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver Contract Mgr		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	3/3/09	/s/ Frank Gomez	3/3/09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		2

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 10		February 16, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☒	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION: Replace Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart that was issued with Modification 09. The Bell 205-1++ contained an error and is now corrected with the attached (note “Corrected” in heading on Flight Rate Chart).

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Frank Gomez	2/12/09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

HELICOPTER SERVICES

HOURLY FLIGHT RATES, FUEL CONSUMPTION, AND WEIGHT REDUCTION CHART EFFECTIVE

FEBRUARY 16, 2009

FOR CONTRACTS AWARDED 2008-2011 (CWN/Exclusive Use)

(CORRECTED)

COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	FEBRUARY 16, 2009 HOURLY FLIGHT RATE ($/HR)	LOAD CALCULATION Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 KOALA	55	$1,058.00	230
	AW 139	129	$2,112.00	NOT ESTABLISHED
	EH 101	211	$4,183.00	NOT ESTABLISHED
AM. EUROCOPTER	SA-315B	58	$1,522.00	180
	SA-316B	58	$1,522.00	170
	SA-318C	45	$1,396.00	80
	SA-319B	45	$1,407.00	150
	AS-330J	179	$3,813.00	N/A
	AS 332L1	160	$3,787.00	N/A
	SA-341G	45	$1,376.00	170
	AS-350B/350BA	45	$975.00	130
	AS-350B-1	46	$979.00	160
	AS-350B-2	48	$992.00	160
	AS-350B-3	50	$1,049.00	175
	AS-350D	38	$950.00	130
	AS-355F-1/355F-2	58	$1,199.00	140
	AS-355N-1	87	$1,925.00	275
	EC-120	31	$757.00	NOT ESTABLISHED
	EC 130-B4	53	$991.00	NOT ESTABLISHED
	EC-135	64	$1,235.00	220
	EC 145	80	$1,524.00	NOT ESTABLISHED
	EC 155B1	95	$2,025.00	NOT ESTABLISHED
	EC 225	183	$3,523.00	NOT ESTABLISHED
BELL:	47/SOLOY	23	$612.00	120
	204B (UH-1 Series)	86	$1,483.00	200
	204 Super B	90	$1,524.00	200
	205A-1	88	$1,506.00	260
(CORRECTED)	205A-1++	90	$1,546.00	260
	206B-II	25	$743.00	100
	206B-III	27	$765.00	130
	206L-1	32	$895.00	150
	206L-3	38	$932.00	180
	206L-4	38	$916.00	180
	210	90	$1,541.00	260
	212	100	$1,765.00	390
	214B	160	$2,376.00	380
	214B1	145	$2,216.00	380
	214ST	133	$2,788.00	420
	222A	70	$1,696.00	NOT ESTABLISHED
	222B	83	$1,770.00	NOT ESTABLISHED
	222UT	83	$1,770.00	NOT ESTABLISHED
	407	45	$1,025.00	155
	412	110	$1,925.00	390
	412HP	110	$1,900.00	390
	UH-1B	86	$1,453.00	N/A
	UH-1B Super	88	$1,481.00	N/A
	UH-1F	88	$1,481.00	N/A
	UH-1H (-13 engine)	88	$1,481.00	N/A
	UH-1H (-17 engine)	90	$1,521.00	N/A
	TH-1L	88	$1,481.00	N/A
BOEING:	BV-107	180	$3,615.00	N/A
	BV-234	405	$6,495.00	N/A
HILLER:	*SL-3/4	21	$591.00	90
	H-1100B	22	$768.00	130
	UH-12/SOLOY	23	$673.00	100
KAMAN:	H43-F	85	$1,481.00	N/A
	K-1200	85	$1,625.00	N/A
MBB:	BO 105CBS	58	$1,179.00	180
	BK 117	77	$1,659.00	160
McDONNELL-DOUGLAS:	500C	23	$768.00	110
	500D/E	28	$783.00	120
	520N	32	$817.00	100
	530F	34	$874.00	120
	600N	41	$968.00	155
	900/902	69	$1,336.00	210
SIKORSKY:	CH 53D	425	$6,331.00	N/A
	CH 54/S 64	525	$6,826.00	N/A
	S-55T	47	$1,093.00	170
	S-58D/E	83	$1,572.00	N/A
	S-58T/PT6T-3	115	$2,046.00	400
	S-58T/PT6T-6	115	$2,046.00	460
	S-61N	170	$3,433.00	550
	S-62A	70	$1,280.00	300
	S-70	160	$3,278.00	N/A
	S-76C+	90	$1,935.00	NOT ESTABLISHED
	S-92	178	$2,867.00	NOT ESTABLISHED
AVERAGE GALLON PRICE:		JET FUEL:	$4.42

For the most recent version visit the FS website: http://www.fs.fed.us/fire/contracting

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		2

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 09		February 16, 2009

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/ Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☒	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF;

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION: Replace Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart.

Section C, Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart.

Replace with the attached flight rate chart, effective February 16, 2009.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Frank Gomez	2/3/09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

HELICOPTER SERVICES

HOURLY FLIGHT RATES, FUEL CONSUMPTION, AND WEIGHT REDUCTION CHART EFFECTIVE

FEBRUARY 16, 2009

FOR CONTRACTS AWARDED 2008- 2011 (CWN/Exclusive Use)

COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	FEBRUARY 16, 2009 HOURLY FLIGHT RATE ($/HR)	LOAD CALCULATION Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 KOALA	55	$1,058.00	230
	AW 139	129	$2,112.00	NOT ESTABLISHED
	EH 101	211	$4,183.00	NOT ESTABLISHED
AM. EUROCOPTER	SA-315B	58	$1,522.00	180
	SA-316B	58	$1,522.00	170
‘	SA-318C	45	$1,396.00	80
	SA-319B	45	$1,407.00	150
	AS-330J	179	$3,813.00	N/A
	AS 332L1	160	$3,787.00	N/A
	SA-341G	45	$1,376.00	170
	AS-360B/350BA	45	$975.00	130
	AS-350B-1	46	$979.00	160
	AS-350B-2	48	$992.00	160
	AS-350B-3	50	$1,049.00	175
	AS-350D	38	$950.00	130
	AS-355F-1/355F-2	58	$1,199.00	140
	AS-366N-1	87	$1,926.00	275
	EC-120	31	$757.00	NOT ESTABLISHED
	EC 130-B4	63	$991.00	NOT ESTABLISHED
	EC-135	64	$1,235.00	220
	EC 145	80	$1,524.00	NOT ESTABLISHED
	EC 155B1	95	$2,025.00	NOT ESTABLISHED
	EC 226	183	$3,523.00	NOT ESTABLISHED
BELL:	47/SOLOY	23	$612.00	120
	204B (UH-1 Series)	86	$1,483.00	200
	204 Super B	90	$1,524.00	200
	205A-1	88	$1,508.00	260
	205A-1++	90	$1,574.00	260
	206B-II	25	$743.00	100
	206B-III	27	$765.00	130
	206L-1	32	$895.00	150
	206L-3	38	$932.00	180
	206L-4	38	$916.00	180
	210	90	$1,541.00	260
	212	100	$1,765.00	390
	214B	160	$2,378.00	380
	214B1	145	$2,216.00	380
	214ST	133	$2,768.00	420
	222A	70	$1,696.00	NOT ESTABLISHED
	222B	83	$1,770.00	NOT ESTABLISHED
	222UT	83	$1,770.00	NOT ESTABLISHED
	407	45	$1,025.00	155
	412	110	$1,926.00	390
	412HP	110	$1,900.00	390
	UH-1B	88	$1,453.00	N/A
	UH-1B Super	88	$1,481.00	N/A
	UH-1F	88	$1,481.00	N/A
	UH-1H (-13 engine)	88	$1,481.00	N/A
	UH-1H (-17 engine)	90	$1,521,00	N/A
	TH-1L	88	$1,481.00	N/A
BOEING:	BV-107	180	$3,615.00	N/A
	BV-234	405	$6,495.00	N/A
HILLER:	*SL-3/4	21	$591.00	90
	H-1100B	22	$768.00	130
	UH-12/SOLOY	23	$673.00	100
KAMAN:	H43-F	85	$1.481.00	N/A
	K-1200	85	$1,625.00	N/A
MBB:	BO 105CBS	68	$1,179.00	180
	BK 117	77	$1,659.00	160
McDONNELL -DOUGLAS:	500C	23	$768.00	110
	500D/E	28	$783.00	120
	520N	32	$817.00	100
	530F	34	$.874.00	120
	600N	41	$968.00	155
	900/902	69	$1,336.00	210
SIKORSKY:	CH 53D	425	$6,331.00	N/A
	CH 54/S 81	525	$6,826.00	N/A
	S-65T	47	$1,093.00	170
	S-58D/E	83	$1,572.00	N/A
	S-58T/PT6T-3	115	$2,046.00	400
	S-58T/PT6T-6	115	$2,046.00	460
	S-61N	170	$3,433,00	650
	S-62A	70	$1,280.00	300
	S-70	160	$3,278.00	N/A
	S-76C+	90	$1,935.00	NOT ESTABLISHED
	S-92	178	$2,667.00	NOT ESTABLISHED
AVERAGE GALLON PRICE:		JET FUEL:	$4.42

For the most recent version visit the FS website: http//www.fs.fed.us/fre/contracting

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 08		November 17, 2008

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/ Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted. or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA Charge Availability to WFSU70 (1302)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: C-24 Mandatory Availbility Period Including Extended and Optional Use

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copy to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

Item No. 1 Jeffco, N6962R, Item No. 7 Reno, N164AC, and Item No. 8 Rifle, N247AC

PURPOSE OF THIS MODIFICATION: C-24 Mandatory Availability Period Including Extended and Optional Use

Item No. 1 Jeffco, N6962R: Optional Use Period to begin November 18, 2008 and day by day thereafter until released Daily Availability Rate $17,900.00 Point of Hire is Ramona, CA

Item No. 7 Reno, N164AC: Optional Use Period to begin November 17, 2008 and day by day thereafter until released Daily Availability Rate $18,900.00

Item No. 8 Rifle, N247AC: Optional Use Period to begin November 17, 2008 and day by day thereafter until released Daily Availability Rate $18,900.00

Charge Availability to WFSU70 (1302)

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Tracy Weaver Contract Mgr		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Tracy Weaver	11/18/08	/s/ Frank Gomez	11/18/08
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 07		October 18, 2008

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/ Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 8, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

Item No. 7 Reno/Stoad N217AC

PURPOSE OF THIS MODIFICATION:

Aircraft Substitution: Replace N217AC with N164AC effective 10/18/2008.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Pilolla Dir of Marketing		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Pat Pilolla [ILLEGIBLE]	10-18-08	/s/ Frank Gomez	10/17/08
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 06		October 4, 2008

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/ Helena
Item # 7 Reno
Item #8 Rifle

10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION:

Section C, C-25 Mandatory Availability Period (MAP)

Item #7 Reno N217AC and Item #8 Rifle N247AC: The Mandatory Availability Period for the Base Year only is changed to June 20, 2008 through November 16, 2008 (150 days).

A/C will be allowed to operate on an Intermittent use schedule for the period between October 4, 2008 through the MAP periods for Items 3 N164AC, Item 7 N217AC and Item 8 N247AC. Unavailability will be assessed for days the A/C is not available during this period. Unavailability during this period will not reflect on the vendors performance. A schedule of when the A/C will be available will need to be submitted by the vendor.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Pilolla Director Marketing		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Patrick Pilolla	10/9/08	/s/ Frank Gomez	10/9/08
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 05		June 20, 2008

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/ Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

Item No. 1 Ely/Jeffco, S-64, N6962R

PURPOSE OF THIS MODIFICATION:

Section C, C-25 Mandatory Availability Period (MAP)

Item No. 1 EIy/Jeffco: The Mandatory Availability Period for the Base Year only is changed to June 20, 2008 through November 1, 2008 (135 days)

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Pilolla		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Patrick Pilolla	9/23/08	/s/ Frank Gomez	9/23/08
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		2

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 4		September 16, 2008

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/ Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☒	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION:

Replace the attached Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart, dated and effective September 16, 2008.

Section C, Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Frank Gomez	9/11/08
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

HELICOPTER SERVICES

HOURLY FLIGHT RATES, FUEL CONSUMPTION, AND WEIGHT REDUCTION CHART EFFECTIVE

SEPTEMBER 16, 2008

FOR CONTRACTS AWARDED 2008-2011 (CWN/Exclusive Use)

COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	September 16, 2008 HOURLY FLIGHT RATE ($/HR)	LOAD CALCULATION Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 KOALA	55	$1,122.00	230
	AW 139	129	$2,277.00	NOT ESTABLISHED
	EH 101	211	$4,425.00	NOT ESTABLISHED
AM. EUROCOPTER	SA-315B	58	$1,574.00	180
	SA-316B	58	$1,574.00	170
	SA-31BC	45	$1,428.00	80
	SA-319B	45	$1,438.00	150
	AS-330J	179	$4,008.00	N/A
	AS 332L1	160	$3,946.00	N/A
	SA-341G	45	$1,409.00	170
	AS-350B/350BA	45	$1,023.00	130
	AS-350B-1	46	$1,029.00	160
	AS-350B-2	48	$1,045.00	160
	AS-350B-3	50	$1,104.00	175
	AS-350D	38	$986.00	130
	AS-355F-1/355F-2	58	$1,263.00	140
	AS-365N-1	87	$2,017.00	275
	EC-120	31	$787.00	NOT ESTABLISHED
	EC 130-B4	63	$1,054.00	NOT ESTABLISHED
	EC-135	64	$1,309.00	220
	EC 145	80	$1,618.00	NOT ESTABLISHED
	EC 165B1	95	$2,128.00	NOT ESTABLISHED
	EC 225	183	$3,737.00	NOT ESTABLISHED
BELL:	47/SOLOY	23	$632.00	120
	204B (UH-1 Series)	86	$1,590.00	200
	204 Super B	90	$1,637.00	200
	205A-1	88	$1,616.00	260
	205A-1++	90	$1,658.00	260
	206B-II	25	$762.00	100
	206B-III	27	$787.00	130
	206L-1	32	$921.00	150
	206L-3	38	$968.00	180
	206L-4	38	$953.00	180
	210	90	$1,653.00	260
	212	100	$1,888.00	390
	214B	160	$2,590.00	380
	214B1	145	$2,407.00	380
	214ST	133	$2,934.00	420
	222A	70	$1,764.00	NOT ESTABLISHED
	222B	83	$1,860.00	NOT ESTABLISHED
	222UT	83	$1,860.00	NOT ESTABLISHED
	407	45	$1,071.00	155
	412	110	$2,061.00	390
	412HP	110	$2,037.00	390
	UH-1B	86	$1,561.00	N/A
	UH-1B Super	88	$1,592.00	N/A
	UH-1F	88	$1,592.00	N/A
	UH-1H (-13 engine)	88	$1,592.00	N/A
	UH-1H (-17 engine)	90	$1,634.00	N/A
	TH-1L	88	$1,592.00	N/A
BOEING:	BV-107	180	$3,819.00	N/A
	BV-234	405	$7,018.00	N/A
HILLER:	*SL-3/4	21	$608.00	90
	H-1100B	22	$780.00	130
	UH-12/SOLOY	23	$691.00	100
KAMAN:	H43-F	85	$1,586.00	N/A
	K-1200	85	$1,724.00	N/A
MBB:	BO 105CBS	58	$1,244.00	180
	BK117	77	$1,742.00	160
McDONNELL-DOUGLAS:	500C	23	$782.00	110
	500D/E	28	$806.00	120
	520N	32	$846.00	100
	530F	34	$905.00	120
	600N	41	$1,009.00	155
	900/902	69	$1,416.00	210
SIKORSKY:	CH 53D	425	$6,899.00	N/A
	CH 54/S 64	525	$7,566.00	N/A
	S-55T	47	$1,140.00	170
	S-58D/E	83	$1,870.00	N/A
	S-58T/PT6T-3	115	$2,186.00	400
	S-58T/PT6T-6	115	$2,186.00	460
	S-61N	170	$3,625.00	550
	S-62A	70	$1,364.00	300
	S-70	160	$3,457.00	N/A
	S-76C+	90	$2,032.00	NOT ESTABLISHED
	S-92	178	$3,096.00	NOT ESTABLISHED
AVERAGE GALLON PRICE:		JET FUEL:	$6.l6

For the most recent version visit the FS website: http://www.fs.fed.us/fire/contracting

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		3

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 03		July 16, 2008

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters. Item No. 11 Cadillac/Ely/Jeffco, S-64. N6962R, Item No. 3 Silver City/Helena, S-64, N164AC, Item No. 7 Reno/Stead, N217AC, and Item No. 8 Rifle, S-64, N247AC

PURPOSE OF THIS MODIFICATION:

1) Exhibit 12 Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart

Replace Flight Rate Chart with the new Flight Rate Chart effective July 16, 2008 on page 2

2) Change Section D, D-4 (2) Fuel Portion of the Specified Flight Rate as shown on page 3

3) The adjusted Optional Use Rate for the Base Year is: Item 11 Cadillac/Ely/Jeffco, Item 3 Silver City/Helena, Item 7 Reno/Stead, and Item 8 Rifle. $13,773.00

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Pilolla Director mktg		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Patrick Pilolla	7/23/08	/s/ Frank Gomez	7/22/08
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

HELICOPTER SERVICES
HOURLY FLIGHT RATES, FUEL CONSUMPTION, AND WEIGHT REDUCTION CHART EFFECTIVE	7/16/08
JULY 16, 2008
FOR CONTRACTS AWARDED 2008- 2011 (CWN/Exclusive Use)

COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	July 16 2008 HOURLY FLIGHT RATE ($/HR)		LOAD CALCULATION Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 KOALA	55		$1,153.00	230
	AW 139	129		$2,351.00	NOT ESTABLISHED
	EH 101	211		$4,547.00	NOT ESTABLISHED
AM, EUROCOPTER	SA-315H	58		$1,607.00	180
	SA-316B	58		$1,607.00	170
	SA-318C	45		$1,454.00	80
	SA-319B	45		$1,464.00	150
	AS-330J	179		$4,111.00	N/A
	AS 332L1	160		$4,038.00	N/A
	SA-341G	45		$1,435.00	170
	AS-350B/350BA	45		$1,049.00	130
	AS-350B-1	46		$1,055.00	160
	AS-350B-2	48		$1,072.00	160
	AS-350B-3	50		$1,133.00	176
	AS-350D	38		$1,098.00	130
	AS-355F-1/355F-2	58		$1,296.00	140
	AS-365N-1	87		$2,067.00	275
	EC-120	31		$834.00	NOT ESTABLISHED
	EC 130-B4	53		$1,084.00	NOT ESTABLISHED
	EC-135	84		$1,346.00	220
	EC 145	80		$1,684.00	NOT ESTABLISHED
	EC155B1	95		$2,183.00	NOT ESTABLISHED
	EC 225	183		$3,843.00	NOT ESTABLISHED
BELL:	47/SOLOY	23		$645.00	120
	204B(UH-1 Series)	86		$1,639.00	200
	204 Super B	90		$1,689.00	200
	205A-1	86		$1,667.00	260
	205A-1++	90		$1,710.00	260
	206B-II	25		$776.00	100
	206B-III	27		$802.00	130
	206L-1	32		$939.00	150
	206L-3	38		$990.00	180
	206L-4	38		$975.00	180
	210	90		$1,705.00	260
	212	100		$1,946.00	396
	214B	160		$2,682.00	380
	214B1	145		$2,491.09	380
	214ST	133		$3,011.00	420
	222A	70		$1,804.00	NOT ESTABLISHED
	222B	83		$1,908.00	NOT ESTABLISHED
	222UT	83		$1,908.00	NOT ESTABLISHED
	407	45		$1,097.00	155
	412	110		$2,124.00	390
	412HP	110		$2,100.00	390
	UH-1B	88		$1,610.00	N/A
	UH-1B Super	88		$1,643.00	N/A
	UH-1F	88		$1,643.00	N/A
	UH-1H (-I3 engine)	88		$1,643.00	N/A
	UH-1H (-l7 engine)	90	$	I.686.00	N/A
	TH-1L	88		$1,643.00	N/A
BOEING:	BV-107	180		$3,923.00	N/A
	BV-234	405		$7,252.00	N/A
HILLER:	*SL-3/4	21		$620.00	90
	H-1100B	22		$782.00	130
	UH-12/SOLOY	23		$704.00	109
KAMAN:	H43-F	65		$1,635.00	N/A
	K-1200	65		$1,773.00	N/A
MBB:	BO 105CBS	58		$1,277.00	160
	BK117	77		$1,788.00	160
McDONNELL-DOUGLAS	500C	23		$795.00	110
	500D/E	28		$822.00	120
	520N	32		$684.00	100
	530F	34		$924.00	120
	600N	41		$1,032.00	155
	900/902	69		$1,456.00	210
SIKORSKY:	CH 53D	425		$7,145.00	N/A
	CH 54/S 64	526		$7,870.00	N/A
	S-55T	47		$1,167.00	170
	S-58D/E	63		$1,718.00	N/A
	S-68T/PT6T-3	116		$2,252.00	400
	S-58T/PT6T-6	115		$2,252.00	460
	S-61N	170		$3,723.00	580
	S-62A	70		$1,404.00	300
	S-70	160		$3,648.00	N/A
	S-76C+	80		$2,084.00	NOT ESTABLISHED
	S-92	178		$3,169.00	NOT ESTABLISHED
AVERAGE GALLON PRICE:		JET FUEL:		$6.74

For the most recent version visit the FS website: http://www.fs.fed.us/fire/contracting

(2) FUEL PORTION OF THE SPECIFIED FLIGHT RATE AND OPTIONAL USE RATE

During the contract periods, including renewals, flight rates will be adjusted to reflect increases and decreases in the prices of aviation fuel.

Fuel Rate

The price of Jet fuel is established at $6.22 per gallon. The unit prices are an average of the lowest unit price for aviation fuel Nationwide. Variations in unit prices used in determining flight rate adjustment amounts will be established by using the average of the lowest unit price for aviation fuel at the following locations:

Air America	Moses Lake, WA
Atlantic Aviation	Fresno, CA
SBD FBO LLC	San Bernardino, CA
Cutter Flying Service	Albuquerque, NM
Cutter Flying Service	Phoenix, AZ
Durango Jet Center	Durango, CO
Ed’s Line Service	Alamogordo, NM
Epps Aviation	Atlanta, GA
Flightcraft	Portland, OR
Knox Air (Knoxville Airport)	Alcoa, TN
McCall Air Taxi	McCall, ID
Mercury Aviation (Reno Air Service)	Reno, NV
Millionaire (Interwest Jet)	Salt Lake City, UT
Minuteman Aviation	Missoula, MT
Mt. Lassen Aviation	Chester, CA
Redding Jet Center	Redding, CA
South Field Fuel	Coeur D’Alene, ID
TAC-Air Aviation	Ft. Smith, AR
Western A/C Maintenance	Boise, ID
West Star Aviation	Grand Junction, CO
Wings of Wenatchee	Wenatchee, WA
Wiseman Aviation	Winslow, AZ

The adjustment to the fuel portion of the flight rate will be the determined variation amount multiplied by the fuel consumption rates found in Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart for the applicable aircraft type.

An initial adjustment to the fixed flight rate will be made on FEBRUARY 16 of each contract period. Subsequent adjustments will be made on MAY 16, JULY 16, and SEPTEMBER 16 of each contract period provided variations in the average unit price, determined as stated above, is $0.10 per gallon or more from the unit price established in the last previous adjustment made.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		2

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 02		June 6, 2008
6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION. (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION:

1) Replace the attached Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart, dated and effective May 16, 2008.

    Section C, Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Frank Gomez	6/23/08
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

EXHIBIT 12

HELICOPTER SERVICES
HOURLY FLIGHT RATES, FUEL CONSUMPTION AND WEIGHT REDUCTION CHART	05/16/2008
Effective May 16, 2008
FOR CONTRACTS AWARDED 2008-2011 (CWN/Exclusive Use)

COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	APRIL 2008 HOURLY FLIGHT RATE ($/HR)	LOAD CALCULATION Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 Koala	55	$1,124.01	230
	AW 139	I29	$2,283.00	Not Established
	EH 101	211	$4,737.00	Not Established
AEROSPATIALE	SA 315B	58	$1,576.00	180
	SA316B	68	$1,676.00	170
	SA316C	45	$1,430.00	80
	SA3I5B	45	$1,410.00	150
	AS 330J	179	$4,017.00	N/A
	SA332L1	160	$3,954.00	N/A
	SA341G	45	$1,411.00	170
	AS 350B/350BA	45	$1.025.00	130
	AS 350B1	46	$1,031.00	160
	AS350B2	48	$1,047.00	160
	AS350B3	50	$1,107.00	176
	AS 350D	38	$988.00	130
	AS-355F-1/355F-2	68	$1,285.00	140
	AS 365N1	87	$2,021.00	275
	EC 120	31	$787.00	Not Established
	EC130B4	63	$1,056.00	Not Established
	EC 135	64	$1,312.00	220
	EC 146	80	$1,622.00	Not Established
	EC 15581	95	$2,133.00	Not Established
	EC 225	183	$3,747.00	Not Established
BELL :	47/SOLOY	23	$633.00	120
	204 (UH-1 Series)	85	$1.594.60	200
	204 Super B	90	$1,642.00	200
	205A-1	68	$1,621.00	260
	206A-1++	90	$1,663.00	260
	206B-II	25	$763.00	100
	206B-III	27	$787.00	130
	206L-1	32	$92200	150
	206L-3	38	$970.00	180
	206L-4	38	$966.00	180
	210	90	$1,658.00	260
	212	100	$1,894.00	390
	214B	160	$2,698.00	360
	214BI	145	$2,415.00	380
	214ST	133	$2,941.00	420
	222A	70	$1,767.00	Not Established
	222B	63	$1,864.00	Not Established
	222UT	83	$1,664.00	Not Established
	407	45	$1,073.00	155
	412	110	$2,066.00	390
	412HP	110	$2,042.00	390
	UH-1B	88	$1,585.00	N/A
	UH-lB Super	88	$1,597.00	N/A
	UH-1F	88	$1,597.00	N/A
	UH-1H(13 engine)	88	$1,597.00	N/A
	UH-1H(17engine)	90	$1,638.00	N/A
	TH-1L	88	$1,597.00	N/A
BOEING:	BV-107	180	$3,529.00	N/A
	BV-234	405	$7,041.00	N/A
HILLER:	SL-3/4	21	$609.00	90
	H-1100B	22	$780.00	130
	UH-12/Soy	23	$692.00	100
KAMEN:	H43-F	85	$1,590.00	N/A
	K-1200	65	$1,728.00	N/A
MBB:	B0105CBS	55	$1,246.00	180
	BK-117	77	$1,745.00	160
McDONNELL-DOUGLAS:	500C	23	$763 00	110
	5000/E	28	$807.00	120
	520N	32	$817.00	100
	630F	34	$906.00	120
	600N	41	$1,010.00	155
	900/902	69	$1,420.00	210
SIKORSKY	CH53D	425	$6,924.00	N/A
	CH64/S 64	626	$7,697.00	N/A
	S-55T	47	$1,142.00	170
	S-58D/E	63	$1,674.00	N/A
	S-58T/PT6T-3	115	$2,192.00	400
	S-58T/PT6T-6	115	$2,192.00	460
	S-61N	170	$3,634.00	N/A
	S-52A	70	$1,367.00	300
	S-70	160	$3,455.00	N/A
	S-76C+	90	$2,037.00	Not Established
	S-92	178	$3,106.00	Not Established
AVERAGE GALLON PRICE:		JET FUEL:	$6.22

For the most recent version visit the FS website: http:/www.ls.fed.us/fire/contracting

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification No. - 01		June 14, 2008
6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

U.S.D.A. FOREST SERVICE - CONTRACTING

NATIONAL INTERAGENCY FIRE CENTER

3833 S DEVELOPMENT AVE

BOISE ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-08-9345
CENTRAL POINT OR 97502		Item # 1 Cadillac/Ely/Jeffco
	☒	Item # 3 Silver City/Helena
Item # 7 Reno
Item #8 Rifle
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 6, 2008

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes FAR 52.243-4

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopters

PURPOSE OF THIS MODIFICATION:

Section C, C-25 Mandatory Availability Period (MAP)

Item No. 3 Silver City/Helena: The Mandatory Availability Period for the Base Year only is changed to June 14, 2008 through October 10, 2008 (119 days)

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Pilolla Director Marketing		Susan A. Prentiss, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Patrick Pilolla	6/13/08	/s/ Susan A. Prentiss	6/13/08
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

United States Department of Agriculture	Forest Service	National Interagency Fire Center	3833. S. Development Ave Boise, ID 83705

File Code: 6320

Date: June 6, 2008

Mr. Patrick Pilolla

Erickson Air-Crane, Inc

3100 Willow Springs Road

Central Point, OR 97502

RE: Contract No. AG-024 B-C-08-9345—National Exclusive Use Large Fire Support Helicopter Services

Dear Mr. Pilolla:

Your proposal submitted in response to Solicitation RFP AG-024B-S-08-9003 for the following items have been determined to be the best value to the Government.

Item No. 1 Cadillac/Ely/Jeffco, Sikorsky S-64, N6962R, Daily Availability Rate $17,900.00 for a total of $2,416,500.00

Item No. 3 Silver City/Helena, Sikorsky S-64, N164AC, Daily Availability Rate $18,900.00 for a total of $2,249,100.00

Item No. 7 Reno/Stead, Sikorsky S-64, N217AC, Daily Availability Rate $18,900.00 for a total of $2,835,000.00

Item No. 8 Rifle, Sikorsky S-64, N247AC, Daily Availability Rate $18,900.00 for a total of $2,835,000.00

You are being awarded Contract No. AG-024B-C-08-9345 for a total contract award of $10,335,600.00. A Contracting Officer’s Representative (COR) designation will follow.

A Prework Conference will be held at a location to be determined prior to the start of this contract. The actual date and time of the Prework Conference, along with an inspection of the aircraft, will be established and you will be notified.

Please submit a copy of your insurance certificates indicating the United States of America as an additional insured as soon as possible.

If you would like you may request a contact debriefing within three days of notification of this award. The debriefings would further discuss your proposal weaknesses and strengths in accordance with FAR 15.506 “Post Award Debriefing of Offerors”.

If you have any questions, please call me at (208) 387-5347.

Sincerely,

/s/ Frank Gomez
FRANK GOMEZ
CONTRACTING OFFICER

Caring for the Land and Serving People	Printed on Recycled Paper

U.S. DEPARTMENT OF AGRICULTURE
FOREST SERVICE

CONTRACT NO:	AG-024B-C-08-9345 (FS)

PROJECT:	NATIONAL EXCLUSIVE USE LARGE FIRE SUPPORT HELICOPTER SERVICES

CONTRACTOR:	ERICKSON AIR-CRANE, INC. 3100 WILLOW SPRINGS ROAD CENTRAL POINT, OR 97502

Phone: 541-664-5544 Fax: 541-664-9469

AWARDING OFFICE:	US FOREST SERVICE National Interagency Fire Center 3833 S Development Ave Boise, ID 83705

FS-6300-46 (10/73)

United States Department of Agriculture	Forest Service	National Interagency Fire Center	3833 S. Development Ave. Boise, ID 83705

File	6320	Date:	June 6, 2008
Code:

Subject:	Designation of Administrative Contracting Officer (ACO) National Exclusive-Use Initial Attack Helicopter Services Erickson Air-Crane, Inc., Item #1, Cadillac/Ely Contract No: AG-024B-C-08-9345
To:	Teressa Course

This is your designation to administer the above contract.

You are authorized to:

1.	Order aircraft services as provided for in the contract.
2.	Secure compliance with all contract provisions and specifications. Issue written Work Orders or Notices of Non-Compliance as needed.
3.	Designate in writing CORs and Inspectors to assist you.
4.	Redelegate to your assistants any or all of your authorities except 5, 6 and 11.
5.	Make final decisions on claims up to $5,000.
6.

For changes beyond those authorized by No. 5 above, secure advance approval of the Contracting Officer to negotiate the proposed change with the Contractor. Initiate the needed Change Order or Agreements. Final written approval of the Contracting Officer is required.

7.	Conduct investigations and prepare statements of findings when requested by the Contracting Officer.
8.	Approve temporary aircraft substitutions after securing concurrence with the Contracting Officer. Approval of permanent aircraft substitutes is reserved for the Contracting Officer.
9.	Recommend removal and replacement of unsatisfactory equipment or personnel.
10.	Initiate and sign correspondence and other contract administrative documents over the title of “ACO”.
11.	Conduct Pre-Work meetings and Safety Briefings as required.
12.	Approve flight crew substitutions. Substitute or replacement flight crews must have approval cards for the company and aircraft to be flown. Report approved substitutions to the Contracting Officer.
13.	Submit Contractor Performance Report at the end of each annual performance period.

/s/ Frank Gomez
FRANK GOMEZ
Contracting Officer

cc:	Contractor
ASC
NIFC North
COR
NICC

Caring for the Land and Serving People	Printed on Recycled Paper

United States Department of Agriculture	Forest Service	National Interagency Fire Center	3833 S. Development Ave. Boise, ID 83705

File	6320	Date:	June 6, 2008
Code:

Subject:	Designation of Administrative Contracting Officer (ACO) National Exclusive-Use Large Fire Support Helicopter Services Erickson Air-Crane, Inc., Item #1, Jeffco, CO Contract No: AG-024B-C-08-9345
To:	Richard Harris
	AQM Contracting Support PO Box 25127 Lakewood, CO 80225-0127

This is your designation to administer the above contract.

You are authorized to:

1.	Order aircraft services as provided for in the contract.
2.	Secure compliance with all contract provisions and specifications. Issue written Work Orders or Notices of Non-Compliance as needed.
3.	Designate in writing CORs and Inspectors to assist you.
4.	Redelegate to your assistants any or all of your authorities except 5, 6 and 11.
5.	Make final decisions on claims up to $5,000.
6.

For changes beyond those authorized by No. 5 above, secure advance approval of the Contracting Officer to negotiate the proposed change with the Contractor. Initiate the needed Change Order or Agreements. Final written approval of the Contracting Officer is required.

7.	Conduct investigations and prepare statements of findings when requested by the Contracting Officer.
8.	Approve temporary aircraft substitutions after securing concurrence with the Contracting Officer. Approval of permanent aircraft substitutes is reserved for the Contracting Officer.
9.	Recommend removal and replacement of unsatisfactory equipment or personnel.
10.	Initiate and sign correspondence and other contract administrative documents over the title of “ACO”.
11.	Conduct Pre-Work meetings and Safety Briefings as required.
12.	Approve flight crew substitutions. Substitute or replacement flight crews must have approval cards for the company and aircraft to be flown. Report approved substitutions to the Contracting Officer.
13.	Submit Contractor Performance Report at the end of each annual performance period.

/s/ Frank Gomez
FRANK GOMEZ
Contracting Officer

cc:	Contractor
ASC
NIFC North
COR
NICC

Caring for the Land and Serving People	Printed on Recycled Paper

United States Department of Agriculture	Forest Service	National Interagency Fire Center	3833 S. Development Ave. Boise, ID 83705

File	6320	Date:	June 6, 2008
Code:

Subject:	Designation of Administrative Contracting Officer (ACO) National Exclusive-Use Large Fire Support Helicopter Services Erickson Air-Crane, Inc., Item #3, Silver City, NM Contract No: AG-024B-C-08-9345
To:	Peggy Toya
	333 Broadway SW Albuquerque, NM

This is your designation to administer the above contract.

You are authorized to:

1.	Order aircraft services as provided for in the contract.
2.	Secure compliance with all contract provisions and specifications. Issue written Work Orders or Notices of Non-Compliance as needed.
3.	Designate in writing CORs and Inspectors to assist you.
4.	Redelegate to your assistants any or all of your authorities except 5, 6 and 11.
5.	Make final decisions on claims up to $5,000.
6.

For changes beyond those authorized by No. 5 above, secure advance approval of the Contracting Officer to negotiate the proposed change with the Contractor. Initiate the needed Change Order or Agreements. Final written approval of the Contracting Officer is required.

7.	Conduct investigations and prepare statements of findings when requested by the Contracting Officer.
8.	Approve temporary aircraft substitutions after securing concurrence with the Contracting Officer. Approval of permanent aircraft substitutes is reserved for the Contracting Officer.
9.	Recommend removal and replacement of unsatisfactory equipment or personnel.
10.	Initiate and sign correspondence and other contract administrative documents over the title of “ACO”.
11.	Conduct Pre-Work meetings and Safety Briefings as required.
12.	Approve flight crew substitutions. Substitute or replacement flight crews must have approval cards for the company and aircraft to be flown. Report approved substitutions to the Contracting Officer.
13.	Submit Contractor Performance Report at the end of each annual performance period.

/s/ Frank Gomez
FRANK GOMEZ
Contracting Officer

cc:	Contractor
ASC
NIFC North
COR
NICC

Caring for the Land and Serving People	Printed on Recycled Paper

United States Department of Agriculture	Forest Service	National Interagency Fire Center	3833 S. Development Ave. Boise, ID 83705

File	6320	Date:	June 6, 2008
Code:

Subject:	Designation of Administrative Contracting Officer (ACO) National Exclusive-Use Large Fire Support Helicopter Services Erickson Air-Crane, Inc., Item #3, Helena, MT Contract No: AG-024B-C-08-9345
To:	Kathleen Benson
	200 East Broadway Missoula, MT 59807

This is your designation to administer the above contract.

You are authorized to:

1.	Order aircraft services as provided for in the contract.
2.	Secure compliance with all contract provisions and specifications. Issue written Work Orders or Notices of Non-Compliance as needed.
3.	Designate in writing CORs and Inspectors to assist you.
4.	Redelegate to your assistants any or all of your authorities except 5, 6 and 11.
5.	Make final decisions on claims up to $5,000.
6.

For changes beyond those authorized by No. 5 above, secure advance approval of the Contracting Officer to negotiate the proposed change with the Contractor. Initiate the needed Change Order or Agreements. Final written approval of the Contracting Officer is required.

7.	Conduct investigations and prepare statements of findings when requested by the Contracting Officer.
8.	Approve temporary aircraft substitutions after securing concurrence with the Contracting Officer. Approval of permanent aircraft substitutes is reserved for the Contracting Officer.
9.	Recommend removal and replacement of unsatisfactory equipment or personnel.
10.	Initiate and sign correspondence and other contract administrative documents over the title of “ACO”.
11.	Conduct Pre-Work meetings and Safety Briefings as required.
12.	Approve flight crew substitutions. Substitute or replacement flight crews must have approval cards for the company and aircraft to be flown. Report approved substitutions to the Contracting Officer.
13.	Submit Contractor Performance Report at the end of each annual performance period.

/s/ Frank Gomez
FRANK GOMEZ
Contracting Officer

cc:	Contractor
ASC
NIFC North
COR
NICC

Caring for the Land and Serving People	Printed on Recycled Paper

United States Department of Agriculture	Forest Service	National Interagency Fire Center	3833 S. Development Ave. Boise, ID 83705

File	6320	Date:	June 6, 2008
Code:

Subject:	Designation of Administrative Contracting Officer (ACO) National Exclusive-Use Large Fire Support Helicopter Services Erickson Air-Crane, Inc., Item #8, Rifle, CO Contract No: AG-024B-C-08-9345
To:	Richard Harris
	AQM Contracting Support PO Box 25127 Lakewood, CO 80225-0127

This is your designation to administer the above contract.

You are authorized to:

1.	Order aircraft services as provided for in the contract.
2.	Secure compliance with all contract provisions and specifications. Issue written Work Orders or Notices of Non-Compliance as needed.
3.	Designate in writing CORs and Inspectors to assist you.
4.	Redelegate to your assistants any or all of your authorities except 5, 6 and 11.
5.	Make final decisions on claims up to $5,000.
6.

For changes beyond those authorized by No. 5 above, secure advance approval of the Contracting Officer to negotiate the proposed change with the Contractor. Initiate the needed Change Order or Agreements. Final written approval of the Contracting Officer is required.

7.	Conduct investigations and prepare statements of findings when requested by the Contracting Officer.
8.	Approve temporary aircraft substitutions after securing concurrence with the Contracting Officer. Approval of permanent aircraft substitutes is reserved for the Contracting Officer.
9.	Recommend removal and replacement of unsatisfactory equipment or personnel.
10.	Initiate and sign correspondence and other contract administrative documents over the title of “ACO”.
11.	Conduct Pre-Work meetings and Safety Briefings as required.
12.	Approve flight crew substitutions. Substitute or replacement flight crews must have approval cards for the company and aircraft to be flown. Report approved substitutions to the Contracting Officer.
13.	Submit Contractor Performance Report at the end of each annual performance period.

/s/ Frank Gomez
FRANK GOMEZ
Contracting Officer

cc:	Contractor
ASC
NIFC North
COR
NICC

Caring for the Land and Serving People	Printed on Recycled Paper

USDA - Forest Service	FS-6300-6 (10/90)

DESIGNATION OF CONTRACTING OFFICER’S REPRESENTATIVE (COR) (REF. FSM 6309.11 and FSH 6309.32)		CONTRACT NO. AG-024B-C-0-8-9345 Item #l, Ely/Jeffco	FILE CODE 6320
UNIT

National Interagency Fire Center

TO:	Steve Tome US Forest Service Ely Air Attack Base 1587 Hwy 1 Ely, MN 55731 218-365-4831 (office)	PROJECT National Exclusive-Use Large Fire Support Helicopter Services CONTRACTOR
	218-349-1446 (cell)	Erickson Air-Crane, Inc.

This is your designation as Contracting Officer’s Representative to administer the above contract. Your major duties and responsibilities are contained in the Handbook of Contract Administration. You are delegated full authority under the contact except for the following actions which are reserved for the Contracting Officer:

1.	Issue a Notice to Proceed to the Contractor.
2.	Approve Change Orders and Amendments.
3.	Take action to terminate the contract for default or Government convenience.
4.	Make contract adjustments under the Differing Site Conditions clause.
5.	Grant extensions of contract time.
6.	Approve Assignment of Claims.
7.	Make final decisions under the Disputes clause.
8.	Make final acceptance under the contract.
9.	Make final decisions under the Suspension of Work clause.
10.	Make equitable adjustments.
11.	Authorize change in amount of Payment Retention.
12.	Approve subcontractors.
13.	Approve payments.
14.	Approve use and possession prior to completion.
15.	Enforce the warranty provisions.

Alt COR:
Jill Hebl

CONTRACTING OFFICER’S NAME (Print or Type)	SIGNATURE	DATE
FRANK GOMEZ	/s/ Frank Gomez	6/6/08
CC: CONTRACTOR, FOREST, TECHNICAL AND DIVISION, CONTRACT FILES.

USDA - Forest Service	FS-6300-6 (10/90)

DESIGNATION OF CONTRACTING OFFICER’S REPRESENTATIVE (COR) (REF. FSM 6309.11 and FSH 6309.32)		CONTRACT NO. AG-024B-C-08-9345 Item #3, Silver City UNIT	FILE CODE 6320
National Interagency Fire Center
TO:	Kent Weden US Forest Service 158 Airport Road Hurley, NM 88043 505-534-7835-349-1446 (cell)	PROJECT National Exclusive-Use Large Fire Support Helicopter Services CONTRACTOR Erickson Air-Crane, Inc.

This is your designation as Contracting Officer’s Representative to administer the above contract. Your major duties and responsibilities are contained in the Handbook of Contract Administration. You are delegated full authority under the contact except for the following actions which are reserved for the Contracting Officer:

1.	Issue a Notice to Proceed to the Contractor.
2.	Approve Change Orders and Amendments.
3.	Take action to terminate the contract for default or Government convenience.
4.	Make contract adjustments under the Differing Site Conditions clause.
5.	Grant extensions of contract time.
6.	Approve Assignment of Claims.
7.	Make final decisions under the Disputes clause.
8.	Make final acceptance under the contract.
9.	Make final decisions under the Suspension of Work clause.
10.	Make equitable adjustments.
11.	Authorize change in amount of Payment Retention.
12.	Approve subcontractors.
13.	Approve payments.
14.	Approve use and possession prior to completion.
15.	Enforce the warranty provisions.

CONTRACTING OFFICER’S NAME (Print or Type)	SIGNATURE	DATE
FRANK GOMEZ	/s/ Frank Gomez	6/6/08
CC: CONTRACTOR, FOREST, TECHNICAL AND DIVISION, CONTRACT FILES.

USDA - Forest Service	FS-6300-6 (10/90)

DESIGNATION OF CONTRACTING OFFICER’S REPRESENTATIVE (COR) (REF. FSM 6309.11 and FSH 6309.32)		CONTRACT NO. AG-024 B-C-08-9345 Item #3, Helena UNIT	FILE CODE 6320
National Interagency Fire Center
TO:	Ron Teig US Forest Service PO Box 1906 Harlowton, MT 59036 406-632-5643 (cell)	PROJECT National Exclusive-Use Large Fire Support Helicopter Services CONTRACTOR Erickson Air-Crane, Inc.

This is your designation as Contracting Officer’s Representative to administer the above contract. Your major duties and responsibilities are contained in the Handbook of Contract Administration. You are delegated full authority under the contact except for the following actions which are reserved for the Contracting Officer:

1.		Issue a Notice to Proceed to the Contractor.
2.		Approve Change Orders and Amendments.
3.		Take action to terminate the contract for default or Government convenience.
4.		Make contract adjustments under the Differing Site Conditions clause.
5.		Grant extensions of contract time.
6.		Approve Assignment of Claims.
7.		Make final decisions under the Disputes clause.
8.		Make final acceptance under the contract.
9.		Make final decisions under the Suspension of Work clause.
10.		Make equitable adjustments.
11.		Authorize change in amount of Payment Retention.
12.		Approve subcontractors.
13.		Approve payments.
14.		Approve use and possession prior to completion.
15.		Enforce the warranty provisions.

	Alt COR:	Jeff Jackson
Zev Hunting

CONTRACTING OFFICER’S NAME (Print or Type)	SIGNATURE	DATE
FRANK GOMEZ	/s/ Frank Gomez	6/6/08
CC: CONTRACTOR, FOREST, TECHNICAL AND DIVISION, CONTRACT FILES.

USDA - Forest Service	FS-6300-6 (10/90)

DESIGNATION OF CONTRACTING OFFICER’S REPRESENTATIVE (COR) (REF. FSM 6309.11 and FSH 6309.32)		CONTRACT NO. AG-024B-C-08-9345 Item #7, Reno UNIT	FILE CODE 6320
National Interagency Fire Center
TO:	Mark Ingram Humboldt/Toiyabe NF 1200 Franklin Way Sparks, NV 89431 755-233-5317 (office) 755-233-5317 (cell)	PROJECT National Exclusive-Use Large Fire Support Helicopter Services CONTRACTOR Erickson Air-Crane, Inc.

This is your designation as Contracting Officer’s Representative to administer the above contract. Your major duties and responsibilities are contained in the Handbook of Contract Administration. You are delegated full authority under the contact except for the following actions which are reserved for the Contracting Officer:

1.	Issue a Notice to Proceed to the Contractor.
2.	Approve Change Orders and Amendments.
3.	Take action to terminate the contract for default or Government convenience.
4.	Make contract adjustments under the Differing Site Conditions clause.
5.	Grant extensions of contract time.
6.	Approve Assignment of Claims.
7.	Make final decisions under the Disputes clause.
8.	Make final acceptance under the contract.
9.	Make final decisions under the Suspension of Work clause.
10.	Make equitable adjustments.
11.	Authorize change in amount of Payment Retention.
12.	Approve subcontractors.
13.	Approve payments.
14.	Approve use and possession prior to completion.
15.	Enforce the warranty provisions.

Alt COR: Karen Kufta

CONTRACTING OFFICER’S NAME (Print or Type)	SIGNATURE	DATE
FRANK GOMEZ	/s/ Frank Gomez	6/6/08
CC: CONTRACTOR, FOREST, TECHNICAL AND DIVISION, CONTRACT FILES.

USDA - Forest Service	FS-6300-6 (10/90)

DESIGNATION OF CONTRACTING OFFICER’S REPRESENTATIVE (COR) (REF. FSM 6309.11 and FSH 6309.32)		CONTRACT NO. AG-024B-C-08-9345 Item #8, Rifle UNIT	FILE CODE 6320
National Interagency Fire Center
TO:	Tracie Elliott US Forest Service 0150 County Road Rifle, CO 81650 970-652-2872 (office) 970-498-7674 (cell)	PROJECT National Exclusive-Use Large Fire Support Helicopter Services CONTRACTOR Erickson Air-Crane, Inc.

This is your designation as Contracting Officer’s Representative to administer the above contract. Your major duties and responsibilities are contained in the Handbook of Contract Administration. You are delegated full authority under the contact except for the following actions which are reserved for the Contracting Officer:

1.	Issue a Notice to Proceed to the Contractor.
2.	Approve Change Orders and Amendments.
3.	Take action to terminate the contract for default or Government convenience.
4.	Make contract adjustments under the Differing Site Conditions clause.
5.	Grant extensions of contract time.
6.	Approve Assignment of Claims.
7.	Make final decisions under the Disputes clause.
8.	Make final acceptance under the contract.
9.	Make final decisions under the Suspension of Work clause.
10.	Make equitable adjustments.
11.	Authorize change in amount of Payment Retention.
12.	Approve subcontractors.
13.	Approve payments.
14.	Approve use and possession prior to completion.
15.	Enforce the warranty provisions.

Alt COR: Chad Johnson

CONTRACTING OFFICER’S NAME (Print or Type)	SIGNATURE	DATE
FRANK GOMEZ	/s/ Frank Gomez	6/6/08
CC: CONTRACTOR, FOREST, TECHNICAL AND DIVISION, CONTRACT FILES.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	225
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Amendment No. 01		April 4, 2008
6. ISSUED BY	CODE	024B	7. ADMINISTERED BY (If other than Item 6)	CODE

U.S. FOREST SERVICE - CONTRACTING
NATIONAL INTERAGENCY FIRE CENTER			Same as Item 6
3833 S. DEVELOPMENT AVE., JACK F. WILSON BLDG.
BOISE, ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
	☒	AG-024B-S-08-9003

9B. DATED (SEE ITEM 11)
March 3, 2008
10A. MODIFICATION OF CONTRACT/ORDER NO.

☐

10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☒ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☒ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning 1 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDER IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE OF AMENDMENT:

To provide the following:

1)   SF-30 with summary of changes

2)   Revised solicitation with changes incorporated

3)   Pre-proposal Questions and Answers from meeting on March 19, 2008

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
PATRICK PILOLLA
DIRECTOR OF MKGT & PRODUCT SUPPORT		Frank Gomez, Contracting Officer
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Frank Gomez	April 10-2008	/s/ Frank Gomez	April, 4, 2008
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

Solicitation No. AG-024B-S-08-9003
Large Fire Support Helicopter Services

SECTION A – SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

Standard Form 1449		1

SECTION B – SUPPLIES OR SERVICES AND PRICES

B-1	Schedule of Items	3

B-2	Bidders May Qualify Their Bids	75

B-3	Aircraft Performance Specifications (Minimum)	75

B-4	Engine Requirements	77

B-5	Crew Coverage	77

B-6	Maximum Complement of Personnel by Aircraft Type	77

B-7	Acceptable Work Schedules	78

B-8	Standby Hours Per Day	78

B-9	Extended Standby Hourly Rate	78

B-10	Overnight Allowance	78

B-11	Standard Per Diem Rate	78

B-12	Contractor Furnished Special Requirements	78

B-13	Additional Information	79

SECTION C – DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-1	Scope of Contract	80

C-2	Certifications	80

C-3	Government Furnished Property	82

C-4	Aircraft Requirements	82

C-5	Aircraft Maintenance	87

C-6	Aircraft and Equipment Security	90

C-7	Avionics Requirements	90

C-8	Contractor Furnished Avionics Systems	90

C-9	Avionics Installation and Maintenance Standards	96

C-10	Operations	97

i

C-11	Contractor’s Environmental Responsibilities	100

C-12	Personnel	101

C-13	Conduct and Replacement of Personnel	105

C-14	Suspension and Revocation of Personnel	105

C-15	Substitution of Personnel, Aircraft, and Equipment	106

C-16	Flight Hour and Duty Limitations	106

C-17	Accident Prevention and Safety	108

C-18	Mishaps	108

C-19	Personal Protective Equipment	110

C-20	Inspection and Acceptance	111

C-21	Pre-Use Inspection Expenses	114

C-22	Re-Inspection Expenses	115

C-23	Inspections During Use	115

C-24	Contract Period and Renewal Options	115

C-25	Mandatory Availability Period (MAP) Including Extended Use and Optional Use	115

C-26	Daily Availability Requirements	116

C-27	Unavailability	117

C-28	Ordering Additional Personnel or Equipment	117

C-29	Additional Aircraft after Contract Award	117

C-30	Payment Procedures	118

C-31	Payment for Flight	118

C-32	Payment for Availability	118

C-33	Payment for Extended Standby	118

C-34	Payment for Service in the Optional-Use Period	119

C-35	Payment for Additional Helicopter and Personnel	119

C-36	Reimbursement for Mobilization and Demobilization Costs	120

ii

C-37	Payment for Substitute/Replacement Aircraft	120

C-38	Meals	120

C-39	Payment for Fuel Servicing Vehicle Mileage	120

C-40	Payment for Fuel Transportation	121

C-41	Payment for Foam Concentrate	121

C-42	Payment for Costs Away from the Host Base	121

C-43	Payment for Overnight Allowance	122

C-44	Miscellaneous Costs to the Contractor	123

C-45	Definitions	123

C-46	Abbreviations	129

EXHIBITS

EXHIBIT 1	First Aid Kit Aeronautical	131

EXHIBIT 2	Survival Kit Aeronautical (Lower-48)	132

EXHIBIT 3	Alaska Supplement	133

EXHIBIT 4	Restraint Systems Condition Inspection Guidelines	136

EXHIBIT 5	Additional Suppression/Prescribed Fire Equipment	137

EXHIBIT 6	High Visibility Markings on Main Rotor Blades	143

EXHIBIT 7	Additional Avionics Equipment	144

EXHIBIT 8	Fuel Servicing Equipment Requirements	146

EXHIBIT 9	Operations and Safety Procedures Guide for Helicopter Pilots	151

EXHIBIT 10	Interagency Guidelines for Vertical Reference-External Load/Snorke2 Training Standards	152

EXHIBIT 11	Helicopter Make/Model/Series Lists	154

EXHIBIT 12	Helicopter Services Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart	155

EXHIBIT 13	Interagency Helicopter Load Calculation	156

EXHIBIT 14	Helicopter and Fuel Service Vehicle Pre-Use Checklist	159

EXHIBIT 15	Performance Report	160

iii

EXHIBIT 16	Department of Labor Wage Determinations	161

EXHIBIT 17	Supplemental Rappel Requirements	167

EXHIBIT 18	Contractors Verification of Individual Pilot’s Requirements and Experience for Initial Agency Approval	173

EXHIBIT 19	“On Contract” Pilot Operational Training	174

SECTION D – CONTRACT CLAUSES

D-1	Contract Terms and Conditions and Conditions Required to Implement Statutes or Executive Orders (Commercial Items) (FAR 52.212-5)	176

D-2	Certification of Toxic Chemical Reporting (FAR 52.233-13)	180

D-3	Additional Clauses Required for Indefinite Delivery/Indefinite Quantity Contracts Incorporated by Reference (FAR 52.212-5 (NOV 2007) Addendum	180

D-4	Economic Price Adjustment Specified Flight Rate Contracts	181

D-5	Property and Personal Damage	182

D-6	Option to Extend the Term of the Contract (FAR 52.217-9)	182

D-7	Optional-Use Period	183

D-8	Statement of Equivalent Rates for Federal Hires (FAR 52.222-42)	183

D-9	Service of Protest (FAR 52.233-2) (SEP 2006)	183

SECTION E – SOLICITATION PROVISIONS

E-1	Instructions to Offerors-Commercial Items (FAR 52.212-1) (JAN 2004) (Tailored/Addenda)	184

E-2	Instructions for the Preparation of Business and Technical Proposals	185

E-3	Evaluation — Commercial Items (FAR 52.212-2) (JAN 1999) (Tailored/Addenda)	188

E-4	Contract Award	190

E-5	Offeror Representations and Certifications — Commercial Items (FAR 52.212-3)	190

E-6	Offeror’s Past Performance and Organizational Experience Questionnaire	200

E-7	Synopsis of Safety Program	201

E-8	Helicopter Performance Questionnaire	203

iv

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30					1. REQUISITION NUMBER		PAGE 1 OF 203

2. CONTRACT NO. AG-024B-C-08-9345	3. AWARD/EFFECTIVE DATE June 6, 2008	4. ORDER NUMBER			5. SOLICITATION NUMBER AG-024B-S-08-9003		6. SOLICITATION ISSUE DATE March 3, 2008

7. FOR SOLICITATION INFORMATION CALL:	a. NAME Frank Gomez				b. TELEPHONE NUMBER (No collect calls) (208) 387-5347		8. OFFER DUE DATE April 14, 2008 4:30 p.m. MST

9. ISSUED BY		CODE	024B	10. THIS ACQUISITION IS

US FOREST SERVICE - CONTRACTING NATIONAL INTERAGENCY FIRE CENTER 3833 S. DEVELOPMENT AVENUE BOISE, ID 83705-5354					☐ UNRESTRICTED OR ☒	SET ASIDE: 100% FOR:
						☒	SMALL BUSINESS ☐	EMERGING SMALL
						☐	HUBZONE SMALL	BUSINESS
					NAICS: 481212		BUSINESS
				SIZE STANDARD: 1500 Employees		☐	SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS	☐ 8(A)

				☐ 13a.	THIS CONTRACT IS A	13b. RATING
					RATED ORDER UNDER	14.	METHOD OF SOLICITATION
					DPAS (15 CFR 700)	☐ RFQ ☐ IFB ☒ RFP

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED		12. DISCOUNT TERMS		16. ADMINISTERED BY				CODE

☒ SEE SCHEDULE

15. DELIVER TO		CODE
US FOREST SERVICE - CONTRACTING NATIONAL INTERAGENCY FIRE CENTER 3833 S. DEVELOPMENT AVENUE BOISE, ID 83705-5354

17a. CONTRACTOR/ OFFEROR	CODE	FACILITY CODE		18a. PAYMENT WILL BE MADE BY				CODE
ERICKSON AIR-CRANE INCORPORATED 3100 WILLOW SPRINGS ROAD P.O. BOX 3247 CENTRAL POINT OREGON 97502				ALBUQUERQUE SERVICE CENTER INCIDENT BUSINESS – CONTRACTS 101B SUN AVENUE, NE ALBUQUERQUE, NM 87109

TELEPHONE NO. 541-664-5544		NINE-DIGIT DUNS NO. 076414135
FACSIMILE NO. 541-664-9469

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER				18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18A UNLESS BLOCK BELOW IS CHECKED
☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
SEE SECTION B (ATTACHED)
Heavy or Medium Helicopters – Tanked or Bucket
Large Fire Support

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA	26. TOTAL AWARD AMOUNT (For Govt. Use Only)
[ILLEGIBLE]	$10,335,600.00

☒ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA	☒ ARE	☐ ARE NOT ATTACHED

☐ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA	☐ ARE	☐ ARE NOT ATTACHED

☐ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1.
COPIES TO ISSUING OFFICE.  CONTRACTOR AGREES TO FURNISH AND
DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY
ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

☐ 29. AWARD OF CONTRACT: REF. OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR		31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
/s/ Patrick Pilolla		/s/ [ILLEGIBLE]

30b. NAME AND TITLE OF SIGNED (Type or print)	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER (Type or print)	31c. DATE SIGNED
PATRICK PILOLLA DIRECTOR OF MARKETING & PRODUCT SUPPORT	April 10 2008		6/6/08

AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION NOT USABLE	STANDARD FORM 1449 (REV. 3/2005) Prescribed by GSA - FAR (48 CFR) 53.212

OFFEROR’S CHECKLIST

Offeror’s Name		ERICKSON AIR-CRANE INCORPORATED

Failure to provide the following information may render your Offer unacceptable.

Yes ☒	No ☐	Have you completed the SF-1449, Solicitation for Commercial Items?

Yes ☒	No ☐	Have you completed Section E-1 Instruction to Offer-Commercial Items?

Yes ☒	No ☐	Have you completed Section E-2 Instruction for the preparation of business and technical proposals?

Yes ☒	No ☐	Have you completed Section E-3 Evaluation-Commercial Items?

Yes ☒	No ☐	Have you reviewed Section E-4 Contract Award?

Yes ☒	No ☐	Have you completed Section E-5 Offerors Representations and Certifications-Commercial Items?

Yes ☒	No ☐	Have you completed Section E-6 Offerors Past Performance and Organizational Experience?

Yes ☒	No ☐	Have you completed Section E-7 Synopsis of Safety Program?

Yes ☒	No ☐	Have you completed Section E-8 Helicopter Performance Questionnaire?

Yes ☒	No ☐	Have you completed all the required information in Section B “Schedule of Items” including signing your proposal?

Yes ☒	No ☐	In addition to the other requirements in this solicitation, have you enclosed copies of the following:

1.

14 CFR PART 135 Operating Certificate and current 14 CFR PART 135 Operations Specifications (Sections A and D). Each aircraft offered should be listed in Section D of the Operations Specification (as applicable).

		2.	Current 14 CFR PART 133 Operating Certificate and current FAA letter of authority for aircraft designated to operate under the 14 CFR PART 133 Operating Certificate.

		3.	14 CFR PART 137 Operating Certificate.

4.

Appropriate Flight Manual Hover Performance Charts shall be provided under this solicitation for evaluation of the helicopters performance and used to complete the Interagency Helicopter Load calculation for this solicitation. (See E-3.b.1.b.6)

		5.	Have you submitted you Interagency Helicopter load Calculation?

Yes ☒	No ☐		Have you enclosed a list of all government and commercial contracts your company has performed in the past 36 months? (See E-6)

Yes ☒	No ☐		Does your offer set forth full accurate, and complete information as required by this solicitation including Exhibits and acknowledgement of any amendments that where issued?

Yes ☒	No ☐		Have you rechecked your figures, including calculations?

Yes ☒	No ☐		have you completed and assured that all required documents have been submitted?

Yes ☒	No ☐		have you completed annual Representations and Certifications via on-line Representations and Certifications Application (ORCA) website at; http://orca.bpn.gov?

Yes ☒	No ☐		have you submitted copies of STC’s or FAA Field Approval for equipment required in B-12?

Amendment 01
Dated April 4, 2008

Solicitation No. AG-024B-S-08-9003
Large Fire Support Helicopter Services

SECTION B

SUPPLIES OR SERVICES AND PRICES

One to thirty-four (34) Standard or Restricted Category, Heavy (Type I) or Medium (Type II) Helicopters fully operated, meeting the requirements of this Schedule and the specifications for operation at the host base, and during the periods shown below. Award of helicopters make and model will be based on best value to the Government. The performance requirements are a minimum and the Aircraft will be evaluated for overall best value including price. The Government will determine best value.

It is the intent of this solicitation to secure a Fixed Price with Economic Price Adjustment contract not to exceed 1 base year and 3 option period for the daily availability rate. The flight rate will be an indefinite quantity with no guarantee of flight hours given by the Government. The Government may award a single contract or multiple awards based on the outcome of the evaluation process. The Government reserves the right to award any combination of items and or number of items.

Pre-work Meeting/Aircraft Inspections-all equipment needing to be inspected will be at the inspection point at least 2 days prior to (to be Determined).

Amendment 01
Dated April 4, 2008

2

SECTION B
SUPPLIES OR SERVICES AND PRICES

B-1 Schedule of Items

ITEM NO. 1 Helicopter equipped with a fixed tank.

Host Base(s)

Name:	Cadillac, MI National Forest: Huron/Manistee
Location:	Cadillac, Michigan Airport

Mandatory Availability Period and Net Days

BASE YEAR
	April 17, 2008 – May 31, 2008 ( Not Applicable in 2008)	45 Days

OPTION YEARS
	April 17 – May 31,	45 Days
Mandatory Availability Period

Name:	Ely, MN National Forest: Superior National Forest
Location:	Ely, MN

Mandatory Availability Period and Net Days

BASE YEAR
	June 1, 2008 – June 30, 2008	30 Days
Mandatory Availability Period

OPTION YEARS
	June 1 – June 30,	30 Days
Mandatory Availability Period

Name:	Jeffco, CO National Forest: Arapaho and Roosevelt National Forest
Location:	Bloomfield, CO

Mandatory Availability Period and Net Days

BASE YEAR
	July 1, 2008 – October 13, 2008	105 Days
Mandatory Availability Period

OPTION YEARS
	July 1– October 13	105 Days
Mandatory Availability Period

3

SECTION B
SUPPLIES OR SERVICES AND PRICES

Item No. 1

Daily Availability Offer Rate

SERVICES	QUANTITY	UNIT PRICE	TOTAL	YEAR

Daily Availability Base Year 2008	135 DAYS	$17,900	$2,415,500	BASE 2008
Daily Availability Option Year 1 2009	180 DAYS	$19,200	$3.456.000	Option 1 2009
Daily Availability Option Year 2 2010	180 DAYS	$20,600	$3.708.000	Option 2 2010
Daily Availability Option Year 3 2011	180 DAYS	$22,100	$3,978,000	Option 3 2011
Specified Hourly Flight Rate	*450 Hours	See Exhibit 12	$3,215,250

**Optional Use Rate Base Year 2008	HR	$13,500 PER HR.	N/A	BASE 2008
**Optional Use Rate Option Year 1 2009	HR	$14,500 PER HR.	N/A	Option 1 2009
**Optional Use Rate Option Year 2 2010	HR	$15,600 PER HR.	N/A	Option 2 2010
**Optional Use Rate Option Year 3 2011	HR	$16,700 PER HR.	N/A	Option 3 2011

*Estimated number of flight hours per year is for estimation purposes only, the Government does not guarantee any flight hours under this contract.

**Optional Use Rate will not be used in the evaluation of proposals.

ITEM NO. 1

Make:	SIKORSKY
Model:	S-64
Series:	E
N Number:	N6962R

Contracted Helicopter Equipped Weight

Equipped Weight (see definition) 19,826.5 lbs is required

Equipped Weight with tank and snorkel 22,430.5 lbs is required

or

Equipped Weight with Bucket                               lbs is required

Includes any associated suspension hardware (cables, connectors, etc

Amendment 01
Dated April 4, 2008

4

SECTION B
SUPPLIES OR SERVICES AND PRICES

ITEM NO. 1

Approved HOGE Performance

HOGE with bucket=	(enter maximum allowable payload)

or

HOGE with tank=	(enter maximum allowable payload) 5,372.0

Note:

For the purpose of evaluating helicopter performance and computing the Interagency Load Calculation, only current, applicable FAA approved Performance Charts shall be used.

Relief Crew Costs Per Person

Cost from Contractors Home Base to Host Base for contract relief costs, per person, $650.00 round trip (see C.42). The relief costs will be reviewed prior to award and prior to each renewal option period.

5

SECTION B
SUPPLIES OR SERVICES AND PRICES

ITEM NO. 3 Helicopter equipped with a fixed tank.

Host Base(s)

Name:	Silver City, NM National Forest: Gila
Location:	Silver City Airbase

Mandatory Availability Period and Net Days

BASE YEAR
	June 1, 2008 – July 29, 2008	59 Days
Mandatory Availability Period

OPTION YEARS
	May 1 – July 29	90 Days
Mandatory Availability Period

Name:	Helena, MT National Forest: Helena
Location:	Helena, MT Airport

Mandatory Availability Period and Net Days

BASE YEAR
	July 30, 2008-September 27, 2008	60 Days
Mandatory Availability Period

OPTION YEARS
	July 30 – September 27	60 Days
Mandatory Availability Period

8

SECTION B
SUPPLIES OR SERVICES AND PRICES

Item No. 3

Daily Availability Offer Rate

SERVICES	QUANTITY	UNIT PRICE	TOTAL	YEAR

Daily Availability Base Year 2008	119 DAYS	$18,900	$2,249,100	BASE 2008
Daily Availability Option Year 1 2009	150 DAYS	$20,300	$3,045,000	Option 1 2009
Daily Availability Option Year 2 2010	150 DAYS	$21,800	$3,270,000	Option 2 2010
Daily Availability Option Year 3 2011	150 DAYS	$23,400	$3,510,000	Option 3 2011
Specified Hourly Flight Rate	*450 Hours	See Exhibit 12	$3,215,250

**Optional Use Rate Base Year 2008	HR	$13,500 PER HR	N/A	BASE 2008
**Optional Use Rate Option Year 1 2009	HR	$14,500 PER HR	N/A	Option 1 2009
**Optional Use Rate Option Year 2 2010	HR	$15,600 PER HR	N/A	Option 2 2010
**Optional Use Rate Option Year 3 2011	HR	$16,700 PER HR	N/A	Option 3 2011

*Estimated number of flight hours per year is for estimation purposes only, the Government does not guarantee any flight hours under this contract.

**Optional Use Rate will not be used in the evaluation of proposals.

ITEM NO. 3

Make:	SIKORSKY
Model:	S-64
Series:	E
N Number:	N164AC

Contracted Helicopter Equipped Weight

Equipped Weight (see definition) 20,001.2 lbs is required

Equipped Weight with tank and snorkel 22,605.2 lbs is required

or

Equipped Weight with Bucket                       lbs is required

Includes any associated suspension hardware (cables, connectors,

9

SECTION B

SUPPLIES OR SERVICES AND PRICES

Item No. 3

Approved HOGE Performance

HOGE with bucket=	(enter maximum allowable payload)

or

HOGE with tank=	(enter maximum allowable payload) 5,197.3

Note:

For the purpose of evaluating helicopter performance and computing the Interagency Load Calculation, only current, applicable FAA approved Performance Charts shall be used.

Relief Crew Costs Per Person

Cost from Contractors Home Base to Host Base for contract relief costs, per person, $ 456.00 roundtrip (see C.42). The relief costs will be reviewed prior to award and prior to each renewal option period.

10

SECTION B

SUPPLIES OR SERVICES AND PRICES

Dated April 4, 2008

ITEM NO. 7 Helicopter equipped with a fixed tank.

Host Base(s)

Name:        Reno/Stead, NV               National Forest: Humbolt-Toiyabe

Location:  Reno/Stead Airport

Mandatory Availability Period and Net Days

BASE YEAR

June 1, 2008 — October 28, 2008                                  150 Days

Mandatory Availability Period

OPTION YEARS

June 1 — October 28                                                      150 Days

Mandatory Availability Period

Daily Availability Offer Rate

SERVICES	QUANTITY	UNIT PRICE	TOTAL	YEAR

Daily Availability Base Year 2008	150 DAYS	$18,900	$2,835,000	BASE 2008
Daily Availability Option Year 1 2009	150 DAYS	$20,300	$3,045,000	Option 1 2009
Daily Availability Option Year 2 2010	150 DAYS	$21,800	$3,270,000	Option 2 2010
Daily Availability Option Year 3 2011	150 DAYS	$23,400	$3,510,000	Option 3 2011
Specified Hourly Flight Rate	*375 Hours	See Exhibit 12	$2,679,375

**Optional Use Rate Base Year 2008	HR	$13,500 PER HR.	N/A	BASE 2008
**Optional Use Rate Option Year 1 2009	HR	$14,500 PER HR.	N/A	Option 1 2009
**Optional Use Rate Option Year 2 2010	HR	$15,600 PER HR.	N/A	Option 2 2010
**Optional Use Rate Option Year 3 2011	HR	$16,700 PER HR.	N/A	Option 3 2011

*Estimated number of flight hours per year is for estimation purposes only, the Government does not guarantee any flight hours under this contract.

**Optional Use Rate will not be used in the evaluation of proposals.

ITEM NO. 7

Make:	SIKORSKY
Model:	S-64
Series:	E
N Number	N217AC

19

SECTION B

SUPPLIES OR SERVICES AND PRICES

ITEM NO. 7

Contracted Helicopter Equipped Weight

Equipped Weight (see definition) 19,812.4 lbs is required

Equipped Weight with tank and snorkel 22,416.4 lbs is required

or

Equipped Weight with Bucket                       lbs is required

Includes any associated suspension hardware (cables, connectors,

Approved HOGE Performance

HOGE with bucket=	(enter maximum allowable payload)

or

HOGE with tank=	(enter maximum allowable payload) 5,386.1

Note:

For the purpose of evaluating helicopter performance and computing the Interagency Load Calculation, only current, applicable FAA approved Performance Charts shall be used.

Relief Crew Costs Per Person

Cost from Contractors Home Base to Host Base for contract relief costs, per person, $ 350.00 round trip (see C.42). The relief costs will be reviewed prior to award and prior to each renewal option period.

Amendment 01
Dated April 4, 2008

20

SECTION B

SUPPLIES OR SERVICES AND PRICES

ITEM NO. 8 Helicopter equipped with a fixed tank.

Host Base(s)

Name: Rifle, CO National Forest: White River
Location: Rifle Airport

Mandatory Availability Period and Net Days

BASE YEAR
June 1, 2008 —, October 28, 2008	150 Days
Mandatory Availability Period

OPTION YEARS
June 1 — October 28	150 Days
Mandatory Availability Period

Daily Availability Offer Rate

SERVICES	QUANTITY	UNIT PRICE	TOTAL	YEAR

Daily Availability Base Year 2008	150 DAYS	$18,900	$2,835,000	BASE 2008
Daily Availability Option Year 1 2009	150 DAYS	$20,300	$3,045,000	Option 1 2009
Daily Availability Option Year 2 2010	150 DAYS	$21,800	$3,270,000	Option 2 2010
Daily Availability Option Year 3 2011	150 DAYS	$23,400	$3,510,000	Option 3 2011
Specified Hourly Flight Rate	*375 Hours	See Exhibit 12	$2,679,375

**Optional Use Rate Base Year 2008	HR	$13,500 PER HR.	N/A	BASE 2008
**Optional Use Rate Option Year 1 2009	HR	$14,500 PER HR.	N/A	Option 1 2009
**Optional Use Rate Option Year 2 2010	HR	$15,600 PER HR.	N/A	Option 2 2010
*Optional Use Rate Option Year 3 2011	HR	$16,700 PER HR.	N/A	Option 3 2011

*Estimated number of flight hours per year is for estimation purposes only, the Government does not guarantee any flight hours under this contract.

**Optional Use Rate will not be used in the evaluation of proposals.

ITEM NO. 8

Make:	SIKORSKY
Model:	S-64
Series:	E
N Number	N247AC

21

SECTION B

SUPPLIES OR SERVICES AND PRICES

ITEM NO. 8

Contracted Helicopter Equipped Weight

Equipped Weight (see definition) 19,902.7 lbs is required

Equipped Weight with tank and snorkel 22,506.7 lbs is required

or

Equipped Weight with Bucket            lbs is required

Includes any associated suspension hardware (cables, connectors,

Approved HOGE Performance

HOGE with bucket=	(enter maximum allowable payload)

or

HOGE with tank=	(enter maximum allowable payload) 5,295.8

Note:

For the purpose of evaluating helicopter performance and computing the Interagency Load Calculation, only current, applicable FAA approved Performance Charts shall be used.

Relief Crew Costs Per Person

Cost from Contractors Home Base to Host Base for contract relief costs, per person, $ 600.00 round trip (see C.42). The relief costs will be reviewed prior to award and prior to each renewal option period.

Amendment 01
Dated April 4, 2008

22

SECTION B
SUPPLIES OR SERVICES AND PRICES

B-2 Bidders May Qualify Their Bids. Bidders shall indicate below the maximum number of items willing to accept.

ERICKSON AIR-CRANE HAS SIX (6) S-64 HELITANKERS AVAILABLE TO BID ON THE ITEMS OFFERED IN THIS SOLICITATION. WE CAN ACCEPT UP TO A MAXIMUM OF SIX (6) AWARDS. ONE (1) HELITANKER IS ABLE TO START IMMEDIATELY THREE (3) HELITANKERS ARE ABLE TO START JUNE 1ST AND TWO (2) HELITANKERS ARE ABLE TO START JULY 1ST.

B-3 Aircraft Performance Specifications (Minimum) to be used for proposal evaluation purposes

Aircraft performance shall be based on minimum engine specification. Aircraft performance capabilities shall be determined by using the Standard Interagency Helicopter Load Calculation Method. (Exhibit 13, Interagency Helicopter Load Calculation)

Performance enhancing data (Power Assurance Checks, wind charts, etc) shall not be used and will not be considered for the evaluation of proposals. Only FAA approved charts based on minimum specification engine performance shall be used. As an example, Kaman K-1200 helicopters shall only use minimum specification engine performance data calculated from Rotorcraft FMS NO. 1, (USFS Fire Fighting).

Use (Exhibit 13, Interagency Helicopter Load Calculation) and (Exhibit 12, Hourly Flight Rates, Fuel consumption, and Weight Reduction Chart) per aircraft type and the applicable Hover Ceiling Charts (HOGE) and (HIGE) from the approved Rotorcraft Flight Manual.

The helicopter-equipped weight shall be based on the actual weighing of the aircraft and shall meet the following requirements:

The weighing shall be accomplished prior to submission of the bid. The weighing must take place within 24 months prior to the beginning of the first mandatory availability period (MAP).

Helicopter(s) under initially awarded contract(s) under this solicitation shall remain at or below contracted helicopter equipped weight as bid. Helicopters will be allowed 1% above the awarded contracted helicopter equipped weight during the contract option period(s). The aircraft’s equipped weight is determined using weight and balance data which was determined by actual weighing of the aircraft within 24 months preceding the starting date of the MAP and 36 months thereafter or following any major repair or major alteration or change to the equipment list which significantly affects the center of gravity of the aircraft. Cowlings, doors and fairings shall not be removed to meet Contract equipped weight for performance. If the government requires additional equipment after contract award no penalty will be assessed.

75

SECTION B
SUPPLIES OR SERVICES AND PRICES

B-4              Engine Requirements (Shown by an X in the Block)

☒   Single turbine engine

OR

☒   Twin turbine engine

B-5              CREW Coverage

☒ One Pilot Crew	or	☒ Two Pilot crew	or	☐ Three Pilot crew

And

☒ With Relief Pilot(s)			☐ Without Relief Pilot(s)

☐	6-Day Coverage (See Chart Below)
☒	7-Day Coverage (See Chart Below)	☐ A	☐ B	OR	☒ C

COVERAGE	FUEL SERVICING VEHICLE DRIVER	MECHANIC
6-Day	6-Day Coverage No Relief Required	3-Hour Call-up
7-Day A.	FSVD Required Relief FSVD Required	3-Hour Call-up
B.	FSVD Required Relief FSVD Required	Mechanic Required at Host Base/Alternate Base (May serve as FSVD) Relief Mechanic 3-Hour Call-up
C.	Full Time FSVD Required at Host Base/Alternate Base	Full Time Mechanic Required at Host Base/Alternate Base

B-6              Maximum Complement of Personnel by Aircraft Type
(Minimum is number required to staff and support the aircraft)

Type I (Heavy) Helicopter- A maximum of 10-personnel may be paid as per the payment clause.

Type II (Medium) Helicopter- A maximum of 4-personnel may be paid as per the payment clause.

The number of persons, by position, being offered to staff and support the helicopter will be the minimum complement of personnel while operating under this contract.

Personnel	Number
Pilot(s):	1
Co-pilot(s):	1
Maintenance Crew Chief (Interagency Approved Mech)	1
Mechanic(s): (A&P)	2
Fuel Service Driver(s):	1
Pilot Trainee

Amendment 01

Dated April 4, 2008

77

SECTION B
SUPPLIES OR SERVICES AND PRICES

B-7              Acceptable Work Schedules

Exclusive Use	☐ 12/2	☒ 12/12	☐ Other

If “Other” is checked, Identify requested schedule, which is subject to approval by Contracting Officer.

Note: All personnel shall be under the same work schedule. Day’s off schedule may vary.

B-8              Standby Hours Per Day

9 Hours Standby per day

B-9              Extended Standby Hourly Rate

$43.00 per hour

B-10       Overnight Allowance (Specified)

Rates as published in Federal Travel Regulations See Section C

B-11       Standard Per Diem Rate (Specified)

Rates as published in Federal Travel Regulations See Section C.

B-12       Contractor Furnished Special Requirements (Note: CO check those that apply)

☒	Weight of the passenger seats will not be included in the equipped weight.
☐	Rappel Capability (Exhibit 17)
☐	Litter Kit with Litter(s)
☒	Wire Cutters if available (Exhibit 5)
☐	FAA Over water Kit (in accordance with 14 CFR Part 91.33 Part b (11))

OVER WATER SPECIALIZED EQUIPMENT REQUIREMENTS DESCRIBED BELOW: Per 14 CFR Part 91.509(b) to include: Life raft(s) capable of transporting all occupants (Maximum seating capability). Personal Flotation Device (MAE WEST) for all occupants. Life raft (s) and personal flotation devices must meet all applicable Federal Aviation Regulations for certification and recertification.

☐	Fixed Suppressant/Retardant Delivery Tank (Exhibit 5)
☒	Fixed Suppressant/Retardant Tank with Self-Filling Capability (Exhibit 5)
Or
Variable Capacity Collapsible Bucket(s) (Capable of being transported in cabin or baggage compartment or external basket) must meet Section C-4.D.21 requirements
☐

Extended Height landing gear applies to type II helicopters with fixed tank only, e.g. cross tubes, similar to DART extended height 39 inch Landing Gear Kit, part number D205-594-011, that insures a minimum of 12 inches clearance between the attached delivery tank and level ground. Dart Extended Height Access Step or equivalent must be provided with minimum of one step half the distance to the skid.

☒

If aircraft is standard category and equipped with fixed tank, landing gear configuration must insure a minimum of 12 inches clearance between the attached delivery tank and level ground. (Does not apply to Standard category aircraft offered as limited use)

78

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-1                         Scope of Contract

A.           The intent of this solicitation and any resultant Contract is to obtain Standard or Restricted Category, Heavy (Type I) or Medium (Type II) Helicopters used primarily for water delivery. These helicopters shall be fully operated by qualified and proficient personnel and equipped to meet specifications contained herein for offered aircraft used in the administration and protection of Public Lands.

B.             Contract personnel shall conduct themselves in a professional and cooperative manner in fulfilling this Contract

C.             During the Mandatory Availability Period (MAP) and any extensions thereof, the aircraft shall be made available for the exclusive use of the Government.

D.            The helicopter furnished will be used for incident support and may also be used for project, law enforcement, and administrative flights. If contractor agrees to perform law enforcement, such agreement shall be in writing.

When operating in Alaska, see Exhibit 3, Alaska Supplement, for additional requirements.

E.              The Government has Interagency and cooperative agreements with Federal and State Agencies and private landholders. Aircraft may be dispatched under this contract for such use.

F.              The Contracting Officer (CO) may, with the Contractor’s agreement, release the Contractor from the contract for short periods of time to perform outside work such as search and rescue for other Federal, State, or local agencies or private parties. During the period of such release, the U.S. Forest Service (USFS) is not responsible for any payment or liability.

C-2                            Certifications

A.           General

1.               Contractors shall be currently certificated to meet 14 Code of Federal Regulations (CFR), 133 (External Load Operations), 135 (Air Taxi Operators and Commercial Operations), and 137 (Agricultural Aircraft Operations), as applicable. Any helicopter offered shall be listed by make, model, series, and registration number on the Operators Certificates.

2.               Helicopters shall conform to the approved type design (normal or restricted), be maintained and operated in accordance with type certificate requirements not withstanding the aviation regulations of the State in which the helicopter may be operated except those requirements specifically waived by the CO. If an operator has a 135 certificate, the aircraft will be maintained in accordance with their FAA approved maintenance program. 14 CFR Part 133 and 137 aircraft will be maintained in accordance with the type certificate and applicable supplement type certificates (STC).

80

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

3.              The pilot is responsible for computing the weight and balance for all flights and for assuring that the gross weight and center of gravity do not exceed the aircraft’s limitations. Pilots shall be responsible for the proper loading and securing of all cargo. Load calculations (Exhibit 13, Form 5700-17 or OAS-67) shall be computed and completed by the pilot using appropriate flight manual hover performance charts.

4.              Each helicopter shall operate in accordance with an approved 14 CFR Part 133, Rotorcraft Load Combination Flight Manual (RLCFM), unless the CO specifically waives the requirement. A copy of the RLCFM shall be kept with the aircraft at all times.

B.              Standard Category Helicopters

1.              All passenger-carrying flights, regardless of the number of passengers carried, shall be conducted in accordance with the Contractor’s 14 CFR Part 135 operations specifications.

2                 Helicopters shall be certificated in Normal or Transport Category.

3.             The Government may elect not to utilize individual Standard Category aircraft for passenger transport.

4.             Helicopters shall carry their fully rated capacity of cargo for suppressant/retardant as determined by use of the approved weight and balance performance data.

C.              Restricted Category Helicopters

1.              Helicopter(s) certificated in Restricted Category shall have been issued a Special Airworthiness Certificate.

2.              Helicopter(s) configured from aircraft types that have FAA Type Certificates obtained by the aircraft manufacturer shall incorporate the manufacture’s designated changes to bring the aircraft into conformity with their type design, excluding passenger configuration requirements. All applicable Airworthiness Directives and manufacturer Service Bulletins shall be accomplished.

3.              Helicopter(s), which are configured from former military aircraft, which have FAA Type Certificates based upon military operation in lieu of a manufacturer’s Type Certificate, shall have all applicable Time Compliance Technical Orders (TCTO’s), military Service Bulletins, and Safety-of-Flight Messages accomplished. This includes any directives, which refer to later models of the same type, which were issued after the earlier models had left the military inventory. When FAA approvals establish more restrictive limits, such limits will prevail.

81

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-3                       Government Furnished Property

A.           If Government Furnished Property (GFP) is provided; the Contractor shall be required to sign a property receipt document. Upon Government request, GFP shall be returned to the Government in accordance with GFP FAR Clause 52.245-1 (JUN 2007).

B.             The Government will deliver the following items to the Contractor upon arrival at the Host Base.

1.               Interagency Aviation Transport of Hazardous Materials Handbook/Guide with any applicable Department of Transportation (DOT) Special Permit Letters and Emergency Response Guide.

2.               Personal fire shelter for each flight crewmember. Instruction in shelter deployment to be provided by the Helicopter Manager

C.             Foam Concentrate will be provided by the Government as needed in accordance with the most current Qualified Product List as specified at www.fs.fed.us/rm/fire

C-4                            Aircraft Requirements

A.           General

1.               Aircraft shall be maintained in accordance with all applicable 14 CFR requirements, mandatory manufacturers’ bulletins as required or identified by the FS and or DOI, and all applicable FAA Airworthiness Directives (AD).

2.               All required documents needed to verify the data in Form FS-5700-21a or AMD 36b; Helicopter Data Record (including airframe logs, engine logs, compliance with mandatory manufacturer’s bulletins, FAA AD compliance, and aircraft status record, etc.) shall be made available to FS or DOI inspector(s).

3.               Unless authorized by an approved Minimum Equipment List (MEL), aircraft shall not be approved or used if any accessory or instrument listed on the aircraft type certificate data sheet is inoperative.

4.               Aircraft shall not be approved if any component time in service exceeds the manufacturers’ recommended Time Between Overhaul (TBO) or FAA-approved extension. All inspection times and intervals shall comply with the Contractor’s FAA approved maintenance program.

B.                  Condition of Equipment

1.               Contractor-furnished aircraft and equipment shall be operable, free of damage, and in good repair. Aircraft systems and components shall be free of leaks except within limitations specified by the manufacturer.

Amendment 01

Dated April 4, 2008

82

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

2.              All windows and windshields shall be clean and free of scratches, cracks, crazing, distortion, or repairs, which hinder visibility. Repairs such as safety wire lacing and stop drilling of cracks are not acceptable permanent repairs. Prior to acceptance, all temporarily repaired windows and windshields shall have permanent repairs completed or shall be replaced.

3.              The aircraft interior shall be clean and neat. There shall be no un-repaired tears, rips, cracks, or other damage to the interior. The exterior finish, including the paint, shall be clean, neat, and in good condition (i.e. no severe fading or large areas of flaking or missing paint and etc.). Military or other low visibility paint schemes are unacceptable. Any corrosion shall be within manufacturer or FAA acceptable limits.

C.         Center of Gravity

1.              All aircraft shall be configured so that the center of gravity will remain within the FAA approved Flight Manual published limits for all load requirements and full range of fuel conditions, including ferry with minimum crew without subtraction or addition of ballast.

2.              All aircraft shall be loaded such that the center of gravity will remain within allowed limit during the flight. Actual weights will be used for flight calculation.

3.              When the equipped weight of the aircraft, as noted by registration number in Section B, Schedule of Items changes, the Contractor shall notify the CO of the change and submit a new weight and balance as required by the Contract.

D.        General Equipment (as applicable)

Helicopters shall be configured with the equipment required by 14 CFR and approved for make and model furnished. In addition, the following will be required:

1.              A copy of the Awarded Contract and modification(s) shall remain in the helicopter during the Contract period(s).

2.              Instrumentation required by the Type Certificate and 14 CFR for use with the make and model furnished.

3.              Free air temperature gauge.

4.              Approved aircraft lighting for night operation in accordance with 14 CFR 91.209, plus instrument lights.

5.              First Aid Kit Aeronautical (Exhibit 1, First Aid Kit Aeronautical)

6.              Survival Kit Aeronautical (Exhibit 2, Survival Kit Aeronautical, Lower 48)

7.              Additional Suppression/Prescribed Fire Equipment (Exhibit 5, Additional Suppression/Prescribed Fire Equipment) as applicable.

8.              Seat belts for all seats. One set of individual lap belts for each occupant.

83

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

9.              FAA-approved double-strap shoulder harness with automatic locking inertia reels for each front seat occupant. Shoulder straps and lap belts shall fasten with one single-point, metal-to-metal, and quick-release mechanism. Standard factory shoulder harnesses are acceptable for Aerospatiale and Bell transport category helicopters. Military style harnesses are acceptable. (Exhibit 4, Restraint Systems Condition Inspection Guidelines).

10.        FAA approved single diagonal shoulder harness, with inertia reel integrated with the lap seat belt with one single point metal to metal, quick release mechanism for each passenger position. For aircraft equipped with airline type seats, a single or double FAA approved shoulder harness integrated with seat belt with one single point metal-to-metal quick release mechanism for each passenger position.

11.        One flight hour meter (Hobbs) installed in a location observable by the pilot and front seat observer while seated. The meter shall be wired in series with a switch on the collective control, and a switch activated by engine or transmission oil pressure or equivalent system, to record flight time (in hours and tenths of hours) only.

12.                External load operations from other than the manufacturer’s designated pilot station (right seat in most helicopters) are allowed only with an approved FAA Supplemental Type Certificate (STC) or field approval and designation on the aircraft interagency Data Card. For single piloted aircraft, field approvals in lieu of STCs are not acceptable unless operational gauges are installed in a manner which allows observation while the pilot’s focus is on the external load.

13.        Convex mirror for observation of external loads and landing gear (not required for aircraft equipped ONLY for vertical reference operations).

14.        The Fire extinguisher(s) shall be a hand-held bottle, fully charged, with a minimum of 1.5 pounds capacity and 2-B:C rating, maintained in accordance with NFPA 10 and mounted with a quick release attachment accessible to the flight crew while seated.

15.        Standard Category helicopters with a floor height greater than 18-inches shall have an approved personnel access step to assure safe entrance and exit from each door of the helicopter. A section of external cargo rack may be utilized as a step by providing a clear space covered with non-skid material.

16.        Complete set of current aeronautical charts covering area of operation. The Contractor shall be responsible for providing navigation publications.

17.        Dual controls are required for pilot evaluations.

18.        One or more independently switched white or white and red strobe light(s) mounted on top of the helicopter or otherwise visible from above.

In accordance with 14 CFR 27.1401, Anti-collision Light System (d) Color. Each anti-collision light shall be aviation red and shall meet the applicable requirements of 14 CFR 27.1397. In order to meet contract specifications, Contractors shall obtain FAA approval (FAA Form 337) to alter the aircraft, if applicable.

Amendment 01

Dated April 4, 2008

84

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

19.        High visibility markings on main rotor blades (Exhibit 6, High Visibility Markings on Main Rotor Blades).

20.        Cargo Hook

a.               One cargo hook that may be loaded and locked in a single motion with one hand, and is rated at the maximum lifting capacity of the aircraft.

b.              As a minimum, the cargo hook shall be completely disassembled and inspected with repairs made as required, lubricated, and a full-load, operational check in accordance with manufacturers recommendations.

21.        Variable capacity collapsible bucket(s) (For bucket-equipped helicopters)

a.               One (1) collapsible, variable capacity water/retardant buckets shall be furnished under this Contract.

b.              The bucket, at 100 percent of manufactures rated capacity (+/ -5%) shall be commensurate with the maximum OGE lifting capability of the helicopter at 5000 PA and 30 degrees C with a 200 pound pilot(s) and 1 1/2 hours of total fuel. The bucket shall be capable of being operated with all increments of the long-line. No partial dips allowed.

c.               Environmental operating conditions may dictate the need for more than one size bucket.

d.              Helicopters equipped with electronic helicopter hook load measuring system (load cells) that provide a cockpit readout of the actual external load and a bucket that is equipped with a gating system and/or a powerfill bucket that allows part of the load to be released while retaining the remainder of the load are approved in lieu of the second bucket.

e.               Capacity of each position or adjustment level shall be marked on the bucket. Collapsible buckets with cinch straps shall only be adjusted to the marked graduations (i.e., 90%, 80%, 70%). Attempts to establish intermediate graduations or capacities below the manufacturer’s minimum graduation (by tying knots, etc.) are prohibited. Powerfill buckets do not need to be cinched.

f.                 An Operations Manual for the type bucket(s) provided shall be available on site.

g.              Either the weight of the bucket or capacity at each adjustment level shall be marked on the bucket or the operator shall have a written statement of the maximum capacity (weight) at each adjustment point.

h.              The jettison-arming switch, if applicable, shall be in the armed position during external load operations.

85

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

i.                  When a bucket is attached directly to the cargo hook, it is critical to measure the maximum length of the extended bucket from the shackle on the control head to the extended dump valve/fire sock, making sure that it is at least 6-inches less than the distance from the belly hook to the closest possible point on the tail rotor. Lines attached between the cargo hook and the bucket shall extend the bucket past the outside arc of the tail rotor, the line shall be no shorter than 50 feet.

22.        The bucket gate open/close switch (es) shall be clearly marked for “open” and “closed,” spring-loaded to the “OFF” position, and mounted on the collective pitch lever to avoid confusion with the cargo hook release. The switch shall be of a different design and shall be mounted in such a way as to not easily be confused with the RPM Control (Beep) switch.

23.        Standard category Medium helicopters: An auxiliary power connector (MS3112E12-3S) protected by a 5-amp circuit breaker connected to the avionics or main aircraft power buss shall be permanently mounted in a location convenient to the passenger compartment. Pin A shall be +24 VDC in 24-volt aircraft; Pin B shall be aircraft ground. Pin C shall be + 12 volts VDC in 12 volt aircraft. Never apply power to both Pin A and Pin C simultaneously.

24.        Fuel Servicing Vehicle (Exhibit 7 Additional Avionics Equipment and Exhibit 8 Fuel Servicing Equipment Requirements) (Not required for Alaska).

25.        FAA Approved Extended Height /High Skid Landing Gear (if available by STC or aircraft manufacturer).

26.        FAA approved high visibility, pulsating, forward facing, conspicuity lighting.

27.        FAA-approved locking cap(s) on all fuel filler ports. Single point refueling port dust caps, need not have an FAA approved locking device.

28.        (APPLICABLE TO STANDARD CATEGORY MEDIUM HELICOPTERS ONLY)

Internal baggage compartment/external cargo basket/racks. Fifteen (15) cubic feet of cargo space with isolated internal baggage compartment(s) capable of accommodating 58-inch long shovels, rakes, and other fire fighting tools (requires rear bulkhead modification of baggage compartment of some models). External cargo basket(s)/rack(s) with a closing mechanical latching lid may be provided in lieu of baggage compartments, which cannot be modified to accept fire tools. The lid shall cover the entire basket/rack. Cargo basket/rack shall be at least 4-inches deep. The devices shall be simple in function and have the capacity of being installed quickly. If lid is not manufactured for make and model then cargo shall be secured with tie down nets, straps, or bungee.

86

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-5                 Aircraft Maintenance

A.       General

1.              The Contractor shall be capable of providing field maintenance support to each helicopter for extended periods during heavy use.

2.              Helicopters shall be operated and maintained in accordance with 14 CFR requirements and manufacturers’ recommendations. Special equipment and/or modification of the helicopter to meet requirements of this contract shall be inspected, repaired, and altered in accordance with 14 CFR requirements and manufacturer’s recommendations or engineered data and, if required, be FAA approved. All “time change” components, including engines, shall be replaced upon reaching the factory recommended time, or FAA approved extension if applicable. Aircraft operated with components and accessories on approved TBO extension programs are acceptable, provided the Contractor who provides the aircraft is the holder of the approved extension authorization (not the owner if the aircraft is leased), and shall operate in accordance with the extension.

3.              FAA, CFR 14, Part 145 Repair Stations, may be used for specific maintenance functions that the repair station is certified for. The aircraft must be returned to service under the repair station certificate, and not under an individual’s certificate for the repair station; for example repairman or A&P mechanic. The repair station may not be used in lieu of the carded mechanic required by this contract.

4.              Compliance with mandatory manufacturers’ service bulletins, FAA ADs, and the correction of maintenance deficiencies shall be accomplished prior to the start and during the period of Contract performance.

5.              Contract performance may subject the aircraft engine to frequent smoke, sand and dust ingestion. All aircraft shall comply with the erosion inspection procedures at the recommended intervals in accordance with the engine operation and maintenance manual for the Contracted aircraft.

6.              All maintenance performed shall be recorded in accordance with 14 CFR 43 and 91 including helicopter time-in-service and hour meter reading.

7                 A copy of the current maintenance record required by 14 CFR 91 shall be kept with the aircraft.

8.              Maintenance of aircraft records shall be in accordance with the FAA Advisory Circular (AC) No. 43-9C as revised.

9.              The Contractor shall immediately notify the CO of any change of an engine, power train, control, or major airframe component and circumstances inducing the change.

10.        Routine maintenance shall be performed before or after the daily standby or as approved by the CO.

11.        All inspection times and intervals shall comply with the Contractor’s FAA Approved Maintenance Program.

12.        Inspections shall be performed in a maintenance facility, or in the best field conditions available.

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13.        For aircraft on any FAA approved maintenance program, the following applies:

For aircraft on a maintenance program requiring 100 hr inspections: at the beginning of the Mandatory Availability Period there are 50 or more hours remaining prior to the 100-hour inspection, that 100-hour inspection and any required maintenance and subsequent 100-hour inspections may be performed without loss of availability per the requirements in a thru g below.

OR

Aircraft on an FAA Approved Aircraft Maintenance Programs with other than 100 hr inspections (for example phase or progressive type inspection), and after having flown 50 or more hours following the start of the Mandatory Availability Period, a scheduled inspection or maintenance may be performed without loss of availability per the requirements in a thru f below. From that time, after every subsequent 100 hours of flight (±10%), scheduled inspections or maintenance may be performed without loss of availability per a thru f below.

a.               When the 100 hour or other FAA approved maintenance inspection (that occur on a 100 hour flight cycle), is due and the aircraft and flight crew have been released for the day, the contractor will be allowed to perform this scheduled inspection and/or maintenance, up to the end of the following calendar day, without assessment of unavailability.

b.              Inspections shall be performed in one of the following:

(1)            Maintenance facility,

(2)             Host or alternate base, or

(3)             Best field conditions available.

Flight time to and from a maintenance facility or alternate base or location will not be paid.

c.               Contractor shall notify the Contracting Officer at least 16 flight hours prior to the initiation of any maintenance inspection.

d.              When the aircraft is available for service, it is the Contractor’s responsibility to ensure that the flight crew is also available.

e.               If the flight crew is not available when the aircraft is returned to service, unavailability will be assessed from that time until such time that they do become available.

f.                 If the entire calendar day is not used to perform maintenance, no credit of that unused time shall be granted.

g.              When less than 50 hours remain before the initial 100-hour inspection, the first 100 hour inspection shall be performed before or after the daily standby, or as approved by the Contracting Officer.

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14.   During the MAP, contractor may, with the approval of the CO, elect to use 2 additional non-paid calendar days for the accomplishment of scheduled maintenance. These 2 days need not be consecutive; however they will each be full calendar days. Contractor shall request approval from the CO at least 48 hours prior to the initiation of the additional scheduled maintenance days. Contractor will not be assessed unavailability for performance purposes and will not be paid for the unavailability.

15.   All weighing of aircraft shall be performed on scales that have been certified as accurate. The certifying agency may be any accredited weights and measures laboratory.

16.   Helicopter(s) under initially awarded contract(s) under this solicitation shall remain at or below contracted helicopter equipped weight as bid. Helicopters will be allowed 1% above the awarded contracted helicopter equipped weight during the contract option period(s). The aircraft’s equipped weight is determined using weight and balance data which was determined by actual weighing of the aircraft within 24 months preceding the starting date of the MAP and 36 months thereafter or following any major repair or major alteration or change to the equipment list which significantly affects the center of gravity of the aircraft. If the government requires additional equipment after contract award no penalty will be assessed.

17.   A list of equipment installed in the aircraft at the time of weighing shall be compiled. The equipment list shall include the name of each item installed. Items that may be easily removed or installed for aircraft configuration changes (seats, doors, radios, cargo hook, baskets, special mission equipment, etc.) shall also be listed including the name, weight, and arm of each item. Each page of the equipment list shall identify the specific aircraft by serial and registration number. Each page of the equipment list shall be dated indicating the last date of actual weighing or computation. The weight and balance shall be revised each time equipment is removed or installed.

18.   When the contract equipped weight of the aircraft, as noted by registration number in Section B, Schedule of Items, changes, the Contractor shall notify the CO of the change and submit a revised weight and balance as required by the Contract.

B.    Turbine Engine Power Assurance Checks

1.     A power assurance check shall be accomplished on the first day of operation, and thereafter within each 10-hour interval of contracted flight operation unless prohibited by environmental conditions (i.e. weather, smoke). The power assurance check shall be accomplished by the contractor in accordance with the Rotorcraft Flight Manual or approved company performance monitoring program. A current record of the power assurance checks will be maintained with the aircraft under this Contract and any renewal periods.

2.     Helicopters with power output below the minimum published performance charts shall be removed from service. The below-minimum power condition shall be corrected before return to service and contract availability.

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C.    Maintenance Flights

A functional maintenance flight shall be performed following overhaul, repair, and/or replacement of any engine, power train, rotor system or flight control equipment, and following any adjustment of the flight control systems before the helicopter is returned to service. The flight will be performed at the Contractor’s expense. Results of the maintenance flights shall be reported to and approved by the FS or DOI Aviation Maintenance inspector before the aircraft is returned to Contract availability.

C-6         Aircraft and Equipment Security

A.    The security of Contractor provided aircraft and equipment is the responsibility of the Contractor.

B.    Aircraft shall be electrically and/or mechanically disabled by two independent security systems whenever the aircraft is unattended. Deactivating security systems shall be incorporated into preflight checklists to prevent accidental damage to the aircraft or interfere with safety of flight.

C.        Examples of Unacceptable disabling systems are:

1.     Locked door/windows; and/or

2.     Fenced parking areas.

C-7         Avionics Requirements

Required avionics systems and contractor offered avionics/communications equipment shall meet the performance specifications as specified in FS/AMD A-24 at: www.fs.fed.us/fire/niicd/documents.html

C-8         Contractor Furnished Avionics Systems

A.       Communications Systems

1.     Emergency Locator Transmitters

One automatic-portable/automatic-fixed or automatic-fixed Emergency Locator Transmitter (ELT) utilizing an external antenna and meeting the same requirements as those detailed for airplanes in 14.CFR 91.207 (excluding 14 CFR 91.207(f)), shall be installed per the manufacturer’s installation manual, in a conspicuous or marked location. ELTs certified under TSO-C91 are not acceptable.  Note: ELTs operating on 121.5 MHz and/or 406 MHz or both frequencies are acceptable.

2.     VHF-AM Transceivers

One panel mounted VHF-AM aeronautical transceiver (VHF-1), operating in the frequency band of 118.000 to 136.975 MHz, with a minimum of 760-channels in no greater than 25 kHz increments, and a minimum of 5-watts carrier output power.

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3.     VHF-FM Transceivers

a.     One aeronautical VHF-FM radio transceiver (FM-1). The transceiver shall operate from 150 to 174 MHz, permit the operator to program any usable frequency within that band while in flight, provide operator selection of both wide-band (25 kHz bandwidth/5 kHz modulation) and narrow-band (12.5 kHz bandwidth/2.5 kHz modulation) operation by channel for MAIN and GUARD operation. Transceivers shall be set to operate in the analog narrowband mode (typically indicated with a lower case “n”) unless local conditions dictate otherwise.

b.     Carrier output power shall be 10-watts nominal.  The transceiver shall be capable of displaying receiver and transmitter operating frequency. Transceivers shall provide both receiver and transmitter activation indicators for MAIN and GUARD. Simultaneous monitoring of both MAIN and GUARD (168.6250 MHz) is required. Scanning of GUARD is not acceptable. GUARD communications may only be used for: emergencies; initial call; recall; and redirection.

c.     A CTCSS sub-audible tone encoder with a minimum of 32 standards selectable tones, meeting the current TIA/EIA-603A standard, shall interface with the above transceiver. The encoder shall encode a 110.9 Hz tone on all GUARD transmissions.

d.     The transceiver’s operational controls shall be mounted in a location that is convenient to both pilot and co-pilot/observer.

e.     Aircraft having two or more aeronautical VHF-FM radio transceivers need only have a GUARD receiver in the first transceiver (FM-1).

f.      The following analog aeronautical VHF-FM transceivers are known to be acceptable until 12/31/2009.

Eureka Radio Systems (ERS)	ERS-96000NB with external tone encoder
Northern Airborne Technology	NPX-138N-050/070 & NTX-138-050
Technisonic Industries	TFM-138 (serial # 1540 & up), TFM-138B/C/D, & TFM-500
Wulfsburg Electronics	Flexcom II (non P25 versions), RT-138N, & RT-9600N

g.     The following multimode (P25) digital aeronautical VHF-FM transceivers are known to be acceptable.

Technisonic Industries	TDFM-136
Northern Airborne Technology	NPX 136D

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h.     All VHF-FM transceivers (aeronautical, mobile, and portable) furnished to meet the requirements of this contract must be multimode (P25) digital by January 1, 2010. Only P25 compliant transceivers will be acceptable after this date. Multimode (P25) digital aeronautical VHF-FM transceivers must meet FS/AMD A-19. Visit the following website for a copy of FS/AMD A-19 and a current list of acceptable radios: www.fs.fed.us/fire/niicd/documents.html

Note: There are currently only two radios known to meet the fire P25 digital radio requirement: Northern Airborne Technology’s (NAT) NPX136D and Technisonic Industries’ TDFM 136. It is anticipated that a majority of operators will delay purchasing P25 digital compliant radios until the January 1, 2010 deadline.  NAT and Technisonic rely on third party manufacturers for radio components, and these components may take several months to acquire. NAT and Technisonic have assured us that they will not be able to manufacture a large quantity of P25 radios in a short timeframe. Accordingly, it is highly suggested that all aviation operators place their orders for P25 digital radios as soon as possible to avoid delays in aircraft approval.

4.     Provisions for AUX-FM Portable Radios (Not required for Restricted Category or Limited Use Aircraft)

a.     The Contractor shall provide the necessary interface for installing and properly operating an auxiliary VHF-FM portable radio through the aircraft’s audio control system(s). The interface shall consist of the appropriate wiring from the audio control system; terminate in an MS3112E12-10S type connector and utilizing the contact assignments as specified by drawing FS/AMD-17 (See www.fs.fed.us/fire/niicd/documents.html)

b.     One weatherproof, external, broadband antenna (Comant type CI-177 or equal) covering the 150-174 MHz band, with associated RG-58A/U (or equivalent) coaxial cable and connector, terminated in a bulkhead-mounted, female BNC connector adjacent to the above 10-pin connector.

c.     Mounting facilities, in accordance with the specifications of FAA AC 43.13-2A, for secure installation of the auxiliary VHF-FM portable radio in the cockpit shall be provided (Field Support Services (http://www.helifire.com) AUX-EPH-RB or equivalent). The location of the mounting facilities shall be such that, when connected with an 18-inch adapter cable, allows the co-pilot/observer full and unrestricted movement of the radio’s controls.

d.     Positive-polarity microphone excitation voltage shall be provided to the AUX-FM system from the aircraft DC power system through a suitable resistor network. A blocking capacitor shall be provided to prevent the portable radio microphone excitation voltage from entering the system. Sidetone for the AUX-FM shall also be provided (NAT AA34, Heritage PA-34, or equivalent).

e.     In lieu of the above AUX-FM requirements, the Contractor may substitute one aeronautical VHF-FM transceiver (FM-2), which meets the same requirements as FM-1 unless the second aeronautical VHF-FM radio transceiver (FM-2) is specifically required. When two aeronautical VHF-FM radio transceivers are required, the AUX-FM is also required.

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5.             Automated Flight Following

a.     One Automated Flight Following (AFF) system compatible with the governments AFF tracking network (Webtracker).  Not all available AFF systems are compatible with Webtracker nor meet Webtracker’s requirements. The contractor shall ensure that the AFF system offered is compatible with Webtracker. To view Webtracker’s current compatibility requirements and a list of previously successful AFF equipment manufacturers, refer to https://www.aff.gov.

b.     The AFF system shall be powered by the aircraft’s electrical system, installed per the manufacturer’s installation manual, and operational in all phases of flight. AFF equipment shall utilize as a minimum: Satellite communications, an externally or internally mounted antenna, provide data to the Government’s Webtracker software, use aircraft power via a dedicated circuit breaker for power protection, and be mounted so as to not endanger any occupant from AFF equipment during periods of turbulence. Antennas should be placed where they have the best view of the overhead sky as possible. Externally mounted antennas are recommended to improve system performance. Any AFF manufacturer required pilot display(s) or control(s) shall be visible/selectable by the pilot(s). Remote equipment having visual indicators should be mounted in such a manner as to allow visual indicators to be easily visible.

c.     AFF communications shall be fully operational in the lower 48 states. Contractors accepting dispatches to the State of Alaska, Southern Canada, or Western Canada must have an AFF system capable of being tracked in these locations at all times. Not all manufacturers’ AFF equipment communication links will operate effectively in all geographic areas.

d.     The contractor shall maintain a subscription service through the AFF equipment provider allowing AFF position reporting for satellite tracking via Webtracker. The position-reporting interval shall be every two minutes while the aircraft is in flight. The contractor shall register their AFF equipment with the Fire Applications Support Desk (FASD) providing: Complete tail number; manufacturer and serial number of the AFF transceiver; aircraft make and model; and Contractor contact information.  If the contractor relocates previously registered AFF equipment into another aircraft, then the contractor shall contact the FASD making the appropriate changes prior to aircraft use. In all cases, the contractor shall ensure that the correct aircraft information is indicated within Webtracker. The contractor shall contact the FASD of system changes, scheduled maintenance, and planned service outages.

e.     Registration contact information, a web accessible feedback form, and additional information is available at: https://www.aff.gov. The FASD can be reached at (800) 253-5559 or (208) 387-5290.

f.      Prior to the aircraft’s annual contract inspection, the contractor shall ensure compliance with all AFF systems requirements. The contractor shall additionally perform an operational check of the system. As a minimum, the operational check shall consist of confirming the aircraft being tested is displayed in Webtracker (indicating it is currently transmitting data to Webtracker) and that all information

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displayed in Webtracker is current. A username and password are required to access Webtracker. Log on to the AFF website at https://www.aff.gov to request a username and password, or contact the FASD.

g.     This clause incorporates Specification Section Supplement available at: https://www.aff.gov/contractspecs with the same force and affect as if they were presented as full text herein.

B.        Navigation Systems

One Global Positioning System (GPS). The GPS shall be panel-mounted; located where both the pilot and the co-pilot/observer can clearly view the display; utilize WGS-84 datum; reference latitude and longitude coordinates in the DM (degrees/minutes/decimal minutes) mode; and be powered by the aircraft electrical system. Antennas must have a clear view of the sky. The GPS unit must have the ability for manual entry of waypoints in flight. The GPS shall have a database, updated annually, covering the continental United States. Contractors accepting dispatches to Alaska shall also include an Alaska database in the GPS. Aviation portable GPS units (Garmin GPSMAP 296/396/496 or equivalent) are acceptable provided they use remote antennas, are securely mounted, present information from an overhead orientation (not a drive along the road type), installation approved via FAA Form 337, and meet all previously stated GPS requirements.

C.        Transponder/Altitude Encoders

One ATC transponder and altitude reporting system(s) meeting the requirements of 14 CFR 91.215 (a) and (b), 14 CFR 91.413 and be tested and inspected every 24-calendar months as specified by 14 CFR Part 43, appendix F.

D.    Static Pressure, Altimeter, and Automatic Pressure Altitude Reporting Systems

The aircraft’s static system(s) shall be maintained in accordance with the IFR requirements of 14 CFR 91, and inspected and tested every 24-calendar months as specified by 14 CFR Part 43, appendix E and 14 CFR 91.411.

E.        Audio Control Systems

General

1.     Standard Category. Two audio control systems (which may be combined in a single unit) shall be installed providing the pilot and observer/co-pilot separate systems. Each system shall provide pilot and observer/co-pilot with separate controls for selection of multiple receiver audio outputs and transmitter microphone/push-to-talk (PTT) audio inputs. Each system shall also provide pilot and observer/co-pilot with separate controls for adjustment of both ICS and receiver audio output levels. Note: One audio control system is required for aircraft designed for a single occupant (i.e. K-MAX).

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2.     Restricted Category. An audio control system shall be provided for the pilot and check/co-pilot. The system shall provide controls for selection of multiple receiver audio outputs and transmitter microphone/PTT audio inputs. The system shall also provide separate controls for adjustment of both Intercommunication System (ICS) and receiver audio output levels.

F.         Transmitter Selection and Operation

1.     Standard Category. Separate transmitter selection controls shall be provided to the microphone/PTT inputs of both the pilot and observer/co-pilot. The system shall be configured so that the pilot and observer/co-pilot may each simultaneously select and utilize a different transmitter (or Public Address (PA) System when installed) via their respective microphone/PTT. Whenever a transmitter, is selected, the companion receiver audio shall automatically be selected for the corresponding earphone. Transmitter sidetone audio shall be provided for the user as well as for cross monitoring via the corresponding receiver selection switch on the other audio control system.

2.     Restricted Category. A transmitter selection control shall be provided for the microphone/PTT inputs of the pilot and check/co-pilot. The system shall be configured so that the pilot or check/co-pilot may select and utilize a transmitter via their microphone/PTT. Whenever a transmitter is selected, the companion receiver audio shall automatically be selected. Transmitter sidetone audio shall be provided for the operator as well as for cross monitoring.

G.        Receiver Selection and Operation

1.     Standard Category.  Separate controls shall be provided for both pilot and observer/co-pilot to select audio from one or any combination of available receivers. The aft exit passenger positions (two positions minimum) shall monitor the receiver(s) as selected by the observer/co-pilot unless the aft exit passenger positions have an independent audio control system(s). Aft exit audio control system(s) (if installed) shall provide selected receiver audio to appropriate required aft passenger positions (two positions minimum).

2.     Restricted Category. Separate controls shall be provided for selection of audio from one or any combination of available receivers.

H.    Radios and Systems

As a minimum, the audio control system(s) shall provide for selection of all installed radios and PA systems.

I.      Earphones and Microphones

1.     Standard Category.  The audio system shall be designed for operation with 600-ohm earphones and carbon-equivalent, noise-canceling boom-type microphones (Gentex electret type Model 5060-2, military dynamic type M-87/AIC with CE-100 TR preamplifier, or equivalent). Only the pilot’s position may be configured for low impedance (dynamic) operation.

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All earphone/microphone jacks in the aircraft shall be U-92A/U type, which will accept the U-174/U type plug. All U-92A/U cords shall be of an adequate length to provide the user free and unrestricted movement according to mission requirements.

2.     Restricted Category. As required

J.             Push-to-Talk Systems

1.             Standard Category.  Separate Push-to-Talk (PTT) switches shall be provided for radio transmitter and ICS microphone operation at the pilot and observer/copilot positions. The pilot’s PTT switches shall be mounted on the cyclic control. The observer/co-pilot’s PTT switches shall be mounted on the cord to an earphone/microphone connector (Alpine Aerotech AAL280-011-001 or equivalent).  In lieu of the observer/co-pilot’s cord mounted PTT switches, a foot switch operated PTT system may be utilized.  In aircraft requiring two pilots the observer/co-pilot’s PTT system may be on the cyclic control. The aft exit passenger positions (two positions minimum) shall be equipped with an ICS PTT switch mounted on a cord to the earphone/microphone connector (Alpine Aerotech AAL280-011-004 or equivalent).

2.             Restricted Category. Separate PTT switches shall be provided for radio transmission and ICS microphone operation at the pilot and check/co-pilot positions.

K.            Intercommunications Systems (ICS)

1.             Standard Category. An ICS system shall be provided for the pilot, observer/co-pilot, and the aft exit passenger positions (two positions minimum). ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position above. Adjustment of the ICS audio level at any position shall not affect the level at any other position. A “hot mic” capability, controlled via an activation switch or voice activation (VOX), shall be provided for the pilot and observer/co-pilot. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

2.             Restricted Category. An ICS system shall be provided for the pilot and check-pilot/co-pilot. ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position above. Adjustment of the ICS audio level at any position shall not affect the level at any other position. A “hot mic” capability, controlled via an activation switch or voice activation (VOX), shall be provided for the pilot and check-pilot/copilot. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

C-9         Avionics Installation and Maintenance Standards

A.    All avionics systems used in or on the aircraft for this contract and their installation and maintenance shall comply with all manufacturers’ specifications and applicable 14 CFR requirements.

B.    Strict adherence to the recommendations in FAA AC 43.13-1B Chapter 11, “Aircraft Electrical Systems”, and Chapter 12, “Aircraft Avionics Systems”, as well as AC 43.13-2A Chapter 1, “Structural Data”, Chapter 2, “Radio Installation”, and Chapter 3, “Antenna Installation”, are required.

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C.    All avionics systems requiring an antenna shall be installed with a properly matched aircraft-certified, broadband antenna unless otherwise specified.

D.    Antennas shall be polarized as required by the avionics system and have a Voltage Standing Wave Ratio (VSWR) less than 2.5 to 1.

E.    Labeling and marking of all avionics controls and equipment shall be clear, understandable, legible, and permanent. Electronic label maker marking is acceptable.

F.    Avionics equipment mounting location and installation shall not interfere with passenger safety, space, and comfort. Avionics equipment will not be mounted under seats designed for energy attenuation.  In ail instances, the designated areas for collapse shall be protected.

C-10       Operations

A.       General

1.     Regardless of any status as a public aircraft operation, the Contractor shall operate in accordance with their approved FAA Operations Specifications and all portions of 14 CFR 91 (including those portions applicable to civil aircraft) and each certification required under this Contract unless otherwise authorized by the CO.

2.     A Government representative may inspect the pilot’s interagency Helicopter Pilot Qualification Card for currency before any flight. The Government has mission control and can delay, terminate, or cancel a flight at any time.

3.     The government recognizes the ever-increasing difficulty operators are encountering in hiring mission-qualified pilots.  In response to this situation the government has developed provisions for contractors to conduct “On Contract” pilot operational training. This program has been designed with the intent of providing operational training opportunities to contractors seeking to upgrade pilots into new aircraft, and to provide operational training for pilots with little or no previous natural resource/wildland fire experience. This program contains significant conditions and restrictions. Adherence to these guidelines is critical for success of the program. See Exhibit 19

B.    Pilot Authority and Responsibilities

1.     The Pilot-ln-Command (PIC) is responsible for the safety of the aircraft, loading and unloading of occupants and cargo. The pilot shall comply with the directions of the Government, except when in the pilot’s judgment compliance will be a violation of applicable federal or state regulations or contract provisions. The pilot has final authority to determine whether the flight can be accomplished safely and shall refuse any flight or landing which is considered hazardous or unsafe.

2.     The pilot is responsible for computing the weight and balance for all flights and for assuring that the gross weight and center of gravity do not exceed the aircraft’s limitations. Pilots shall be responsible for the proper loading and securing of all cargo.

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Load calculations (Exhibit 13, Form 5700-17/OAS-67) shall be computed and completed by the pilot using appropriate flight manual hover performance charts.

3.     Smoking is prohibited within 50-feet of fuel servicing vehicle, fueling equipment, or aircraft.

4.     After engine(s) shutdown, the pilot may exit the aircraft while the rotor(s) are turning if the Rotorcraft Flight Manual (RFM) allows and the pilot remains within the arc of the rotor(s). The pilot shall coordinate this action with the Helicopter Manager. If not allowed by the RFM, aircraft must be shutdown and rotors stopped for pilot to exit aircraft or change seats.

5.     Pilot will use an approved 14 CFR 135/121 or appropriate 133 or 137 cockpit checklist for all flight operations.

6.     Toe-in, single-skid, step-out landings are prohibited.

7.     Equipment such as radios, survival gear, fire tools, etc., shall be located in or on the aircraft in such a manner as to potentially not cause damage or obstruct the operation of equipment or personnel. All cargo shall be properly secured.

8.     The pilot shall not permit any passenger in the aircraft or any cargo to be loaded therein unless authorized by the CO.

9.     Passenger Briefing

Before each takeoff, the PIC shall ensure that all passengers have been briefed in accordance with the briefing items contained in 14 CFR 135. Briefing shall include the following; Personal Protective Equipment (PPE), Shut-Off Procedures for Battery and Fuel, and Aircraft Hazards.

10.   Flight Plans

Pilots shall file and operate on a FAA, ICAO, or agency flight plan. Contractor flight plans are not acceptable. Flight plans shall be filed prior to takeoff when possible.

11.   Flight Following

Pilots are responsible for flight following with the FAA, ICAO, or in accordance with FS or DOI-Bureau approved flight following procedures, which includes Automated Flight Following (AFF) and radio check-ins.

12.   Manifesting

Prior to any takeoff, the PIC shall provide the appropriate FS or DOI dispatch office/coordination center or helibase with current passenger and cargo information.

13.   Fuel Reserve

To provide adequate fuel reserve all operations shall comply with 14 CFR 91 for VFR (20-minutes reserve).

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C.       IFR/Night Flight

Requires US Forest Service approval.

D.       Flights with Cowling(s) or Doors Open/Removed

The Contractor is responsible for removal, reinstallation and security of the doors. All loose items must be secured prior to flight with doors open/removed (velcro is not considered a secure attachment). Flights with cowlings removed are not permitted.  The aircraft external registration number shall be displayed in such a manner to not be compromised.

E.        Bucket Operations

The following procedure shall be used for all bucket operations:

1.     Determine allowable payload using the Interagency Helicopter Load Calculation, appropriate HOGE helicopter performance charts, and current local temperature and pressure altitude. Partial dips for performance planning purposes are not authorized.

2.     At the beginning of the fuel cycle, bucket capacity shall be adjusted so that the bucket, when filled to the adjusted capacity, does not exceed the allowable payload.

3.     Helicopters equipped with electronic hook load measuring systems that provide cockpit readout of the actual external load and a bucket that is equipped with a gating system that allows part of the load to be released while retaining the remainder of the load is authorized.

4.     For calculation of the allowable bucket payload use 8.3 pounds per gallon for water. When mixed fire retardant is being delivered by bucket, use the actual weight per gallon of the mixed retardant.

5.     Bucket capacity at each position or adjustment level shall be marked on the bucket. Collapsible buckets with cinch straps shall only be adjusted to marked graduations (i.e., 90%, 80%, 70%). Intermediate graduations or capacities below the manufacturer’s minimum graduation (by tying knots, etc.) are prohibited.

6.     Buckets shall be attached directly to the belly hook unless the pilot is approved for vertical reference.

7.     Extension (Tag) lines of less than 50-feet are not permitted for bucket operations

8.     Aircraft equipped with a tail rotor and conducting external load operations (excluding class A loads) will be limited to an airspeed of 80 knots indicated or the airspeed limitation established by the rotorcraft flight manual, whichever is less. All other aircraft conducting external load operations shall comply with applicable Rotorcraft Flight Manual Limitations.

9.     When conducting external load operations, rotors will remain above the canopy, or aircraft will operate within an opening no less than 1 1/2 times the main rotor diameter (e.g. an aircraft with a 48’ main rotor diameter would require a 72’ diameter opening).

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F.      Dual Controls

Dual controls are required and shall be made accessible to an approved agency Helicopter Inspector Pilot (HIP) for all pilot performance evaluations. During flight operations the front seat not occupied by a pilot may only be occupied by a Helicopter Manager, or a briefed and authorized aerial observer.

G.      Exemption for Transportation of Hazardous Material (HazMat)

1.     Helicopters may be required to carry hazardous materials. Such transportation shall be in accordance with DOT Special Permit and the DOI or FS Aviation Transport of Hazardous Materials Handbook/Guide (NFES 1068). A copy of the current Special Permit and handbook/guide and emergency response guide shall be aboard each aircraft operating under the provisions of this Special Permit and can be found at this website: http://amd.nbc.gov/library/handbooks.htm

2.     It is the responsibility of the Contractor to ensure that Contractor employees have received training in the handling of hazardous materials in accordance with 49 CFR 172. Documentation of this training shall be retained by the company in the employee’s records and made available to the Government as required. Training is available at this website: https://www.iat.gov/Training/modules/a110/pre-110.html.

3.     The pilot shall ensure personnel are briefed of specific actions required in the event of an emergency. The pilot shall be given initial written notification of the type, quantity, and the location of hazardous materials placed aboard the aircraft before the start of any project. Thereafter, verbal notification before each flight is acceptable. For operations when the type and quantity of the materials do not change, repeated notification is not required.

C-11       Contractor’s Environmental Responsibilities

A.    The Contractor is responsible to ensure that all maintenance, fueling, and flight activities do not cause environmental damage to property or facilities.

B.    The Contractor shall be responsible for all cleanups of fuel, oil, and retardant contamination on airport ramps, retardant sites, parking areas, landing areas, etc., when caused by Contractor aircraft or personnel when cleaning paved areas, the contractor shall utilize cleaning agent that are biodegradable and non-toxic. Contaminated soils shall be removed to appropriate containers and disposed of as hazardous waste.

C.    The Government may, at its option, assign an area to be utilized by the Contractor for storage of equipment used in support of Contract performance. Oil, solvents, parts, engines, etc. shall be stored and utilized in a manner consistent with acceptable safety, health and environmental concerns.

D.    The contractor shall ensure that they are in compliance with 40 CFR Part 112: Oil Pollution Prevention; Spill Prevention, Control, and Countermeasure Plan Requirements (SPCC).

An SPCC plan is required for each mobile fueler used on this contract regardless of bulk storage container (tank) size.

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C-12       Personnel

A.    General

1.     Pilots, fuel servicing personnel, and mechanics shall speak English fluently and communicate clearly.

2.     Only essential crewmembers are authorized on tactical flight missions. The Mechanic and Fuel Service Vehicle Driver are considered non-essential crew members and are not allowed to be onboard the helicopter during tactical flight missions.

B.     Pilot Approvals and Qualifications and Background Investigation

1.     Interagency Pilot Inspectors will verify that Contractor pilots meet the experience and qualification requirements under this contract.

2.     Each PIC shall, at the discretion of the Government, pass an agency flight evaluation check. The flight check will be in an aircraft supplied by the Contractor at no expense to the Government. The satisfactory completion of the evaluation flight will not substitute for any of the total flight hour requirements listed in this clause.

3.     Pilots shall complete appropriate portions of the Helicopter Pilot Qualifications and Approval Record (Form FS-5700-20a) prior to helicopter pilot inspector evaluation. When approved, each pilot will be issued an Interagency Helicopter Pilot Qualification Card documenting: Company, make, model and series of aircraft approved to operate and the missions each pilot is approved to perform. Pilot cards are contractor specific and are non-transferable. The regional helicopter inspector pilot, with the concurrence of the national helicopter program manager, will be the final authority in determining the number of aircraft and/or vendors for which the pilot will be carded.

4.     Upon award the successful bidder will furnish and immediately submit a completed electronic Standard Form (SF) 85P and supporting documents to Immanuel West of the U.S. Forest Service for all pilots operating under this contract. The following information will be required for each pilot to be reviewed:

a.     Complete name (first, middle, last)

b.     Date of birth

c.     Place of birth

d.     Social security number

e.     Working contact phone number

f.      Contractor email address will be provided

Applicants shall provide the required information to Immanuel West at iwest@fs.fed.us or by fax to (505) 563-9991. Mr. West can be reached at (505) 563-9211. Once the information is received, the applicant will be sent the information needed to access the secure on-line database system so they can complete their SF-85P electronically. A paper version of the SF-85P will not be accepted. Applicants can obtain information about the new investigation process at http://www.usda.gov/da/pdsd/. Costs incurred for background investigations will be recovered by the government for all pilots investigated by issuance of a Bill for Collection

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Contract Pilots will be permitted to operate aircraft under the initial contract period while the initial background investigation is being conducted. Contractor Pilots must receive a favorably adjudicated. Minimum Background Investigations (MBI) in order to continue operating under this contract. If a pilot fails to meet this requirement that pilot shall be removed from the contract and shall be replaced.

C.     Pilot Requirements - General

1.     Commercial or Airline Transport Pilot (ATP) Certificate with appropriate rating (Rotorcraft-Helicopter) and a valid Class I or Class II FAA Medical Certificate.

2.     Written evidence for make and model to be flown or 14 CFR 135 Airman Competency Proficiency Check (as applicable FAA Form 8410-3 or equivalent).

3.     Written evidence of an Equipment Check Endorsement for Restricted Category helicopters by the Chief Pilot (as applicable).

4.     Written evidence of qualification to transport external loads.

5.     Notwithstanding, 14 CFR 61.58(b), “Recent Flight Experience” helicopter PICs shall meet requirements of 14 CFR 61.58(a).

6.     Proof of compliance with 14 CFR Part 61.57 (a) (1) (i) and (ii)

7.     Proof of qualifications to meet 14 CFR 137.

8.     At the CO’s discretion, each pilot shall pass an agency flight evaluation in make, model, and series -conducted over typical terrain.

9.     The contractor shall ensure that pilots meet all requirements as outlined in paragraph C-12 D Pilot Requirements-Experience after award. The contractor shall verify all pilot hours submitted on form FS-5700-20b as determined from a certified pilot log or permanent record to ensure accuracy. Additionally, the contractor shall identify previous employers and submit the information on form FS 5700-20b (form pending) found in Exhibit 18. The information submitted is subject to verification by an Interagency Pilot Inspector.

10.   Pilots may function as mechanics providing:

a.     The pilot meets all the Mechanic Qualifications of this Contract.

b.     Pilot duty limitations will apply to the pilot when functioning as a mechanic.

c.     When pilots act as a mechanic, mechanic duties in excess of 2-hours will apply as flight hours on a one-to-one basis toward flight hour limitations.

d.     A mechanic, other than the pilot, shall perform 50-hour, 100-hour, or progressive inspections.

e.     If approved by the Contractor’s Operations Specifications, and in accordance with 14 CFR 43.3(h), 43.5 and 43.7, pilots may perform preventive maintenance on the aircraft.

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D.    Pilot Requirements - Experience

Pilots shall have accumulated as pilot-in-command (PIC) the minimum flight hours listed below. Flight hours shall be determined from a certified pilot log.  Further verification of flight hours may be required at the discretion of the CO.

1.	All Helicopters	Minimum Experience Flying Hours

	Total Time	1,500

	Pilot -in-command hours:

	Total Pilot-in Command (Helicopter)	1,500
	Helicopter, Preceding 12 months	100
	Weight Class	100
	Make and Model	50	*
	Make, Model, Series, and Last 12-Months	10
	And
	Turbine helicopter operations	100
	Or
	Piston helicopter operations	200

*    Flight hour requirements may be reduced by 50% if the pilot submits evidence of satisfactory completion of the manufacture’s approved pilot ground and flight procedures training in the applicable make and model.

2.   Additional Special Mission Requirements:

Contract Pilot-in-command
(as related to the applicable Special Mission approval):	Minimum Experience Flying Hours

Mountain Flying (see 1)	200
Mountain Flying Experience - Make and Model	10
Long Line Vertical Reference (VTR) Experience	10
Annual Long Line VTR Recurrency Training	2

1      Mountain Flying - Helicopter Pilot: 200 hours experience operating helicopters in mountainous terrain identified in 14 CFR 95 Subpart B-Designated Mountainous Area. Operating includes maneuvering and numerous takeoffs and landings to pinnacles, ridgelines and confined areas.

E.    Pilot - Equipment Proficiency

Pilots shall be required to demonstrate proficiency with all mission equipment.

F.     Pilot - Vertical Reference Proficiency

1.     Pilots may be required to demonstrate this capability during an agency evaluation. (Exhibit 10, Interagency Guidelines for Vertical Reference/External Load Training Standards)

2.     Vertical reference qualified pilots shall maintain proficiency in vertical reference or external load operations. When active under Contract for a period of 30-consecutive days and no vertical reference activity occurs, the pilot will be provided a 1-hour proficiency flight at Government expense. This will include snorkel operations on tanked aircraft.

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3.               The Contractor may be considered unavailable for failure to maintain vertical reference proficiency.

G.             Co-pilot Requirements (if applicable)

Co-pilots/Second-In-Command (SIC) shall meet requirements of operator’s certificate. They are not issued a Helicopter Pilot Qualification card.

H.            Mechanic Qualifications

1.               The mechanic shall have a valid FAA mechanic certificate with airframe and power plant ratings, and shall have held the certificate or foreign equivalent with both ratings for a period of 24-months. The mechanic shall have been actively engaged in aircraft maintenance as a certificated mechanic for at least 18-months out of the last 24-months.

2.               The mechanic shall have 12-months experience as an Airframe & Power Plant (A&P) mechanic or foreign equivalent in maintaining helicopters.  Three months experience shall have been in the last 2 years.

3.               The mechanic must show evidence of maintaining a helicopter of the same make and model as offered under “field” conditions for at least 1-full season. Three months experience maintaining a helicopter away from the operator’s Principle Base of Operations, and while under minimal supervision, will meet this requirement.  Operator may provide an additional A&P mechanic for field experience training. The additional A&P mechanic is not required to be carded.

4.               Mechanics shall have satisfactorily completed a manufacturer’s maintenance course or an equivalent Forest Service or DOI-approved Contractor’s training program for the make and model of helicopter offered, or show evidence of the mechanic has 12-months maintenance experience on a helicopter of the same make and model offered.

5.               A company representative, other than the mechanic in question, shall certify that each mechanic offered under this contract has met the minimum certification, training, and experience qualifications of this section.

6.               When requested by the Government, each Mechanic shall furnish a valid Interagency Mechanic Qualification card for review. The designated Interagency Maintenance Inspector shall issue the card for the duration of the Contract, including any optional periods. Should the mechanic leave the employment of the Contractor, the mechanic shall surrender the card to the Contractor upon termination of employment.

I.                 Availability of Mechanics

1.               A mechanic (other than the pilot) shall maintain the helicopter in accordance with the Contractor’s FAA approved Maintenance Program.

2.               When the mechanic serves as the fuel servicing vehicle driver, the more stringent of the duty limitations apply.

J.                Fuel Servicing Vehicle Driver Qualifications

1.               The Contractor shall furnish a fuel servicing vehicle driver (FSVD) for each day the helicopter is available. The driver shall meet all DOT requirements.

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2.               Driver(s) shall be experienced in proper fueling procedures and be familiar with the safety equipment installed on the fuel-servicing vehicle.

C-13                     Conduct and Replacement of Personnel

A.           Performance of Contract services may involve work and/or residence on Federal property (i.e., National Forests and National Parks, etc.). Contractor employees are expected to follow the rules of conduct established by the manager of such facilities that apply to all Government or non-Government personnel working or residing on such facilities. The Contractor may be required to replace employees who are found to be in noncompliance with Government facility rules of conduct.

B.             Personnel, who perform ineffectively, refuse to cooperate in the fulfillment of the Contract objectives, are unable or unwilling to adapt to field living conditions, or whose general performance is unsatisfactory or otherwise disruptive may be required to be replaced.

C.             The CO shall notify the Contractor of specifics of the unsatisfactory conduct and/or performance by the Contractor’s personnel. The determination of unacceptability is at the sole discretion of the CO. When directed by the CO, the Contractor shall replace unacceptable personnel.

C-14                     Suspension and Revocation of Personnel

A.           The CO may suspend a contractor pilot, mechanic, or fuel servicing vehicle driver who fails to follow safe operating practices, does ineffective work, or exhibits conduct detrimental to the purpose for which contracted, or is under suspension or revocation by another government agency.

B.             Upon involvement in an Aircraft Accident or NTSB Reportable Incident (see 49 CFR Part 830), a pilot operating under this contract shall be suspended from performing pilot duties under this contract and any other activity authorized under the interagency pilot qualification card(s) issued to the pilot pending the investigation outcome.

C.             Upon involvement in an Incident-with-Potential as defined under mishaps, a pilot operating under this contract may be suspended from performing pilot duties under this contract and any other activity authorized under the interagency pilot qualification card(s) issued to the pilot pending the incident investigation outcome.

D.            When a pilot/mechanic is suspended, and when requested, the interagency pilot/mechanic qualification card(s) shall be surrendered to the CO. Suspension will continue until:

1.             The investigation findings and decision indicate no further suspension is required and the interagency pilot/mechanic qualification card(s) is returned to the pilot/mechanic; or

2.             Revocation action to cancel the interagency pilot/mechanic authorization(s) is taken by the issuing agency in accordance with agency procedures.

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C-15                     Substitution or Replacement of Personnel, Aircraft, and Equipment

A.           The Contractor may substitute or replace aircraft or equipment equal to or greater than contract awarded performance after receipt of written approval by the Contracting Officer.

B.             Request for substitution shall be made at least 10 (ten) days prior to the proposed exchange, except for unforeseen conditions.

C.             When pilots are exchanged or replaced, training and familiarization costs, including any required flight time up to 3 (three) hours, shall be accomplished at the Contractor’s expense. The Contracting Officer will determine the necessary amount of flight time up to 3 hours. This is not intended to affect cross shifting of Pilots that are familiar with the operating area or to affect approved relief pilots.

C-16                     Flight Hour and Duty Limitations

A.           All flight time, regardless of how or where performed, except personal pleasure flying, will be reported by each flight crewmember and used to administer flight hour and duty time limitations. Flight time to and from the Host Base as a flight crewmember (commuting) will be reported and counted toward limitations if it is flown on a duty day.  Flight time includes, but is not limited to: military flight time; charter; flight instruction; 14 CFR 61.56 flight review; flight examinations by FAA designees; any flight time for which a flight crewmember is compensated; or any other flight time of a commercial nature whether compensated or not.

B.             Various work schedules are acceptable as per Section B. The compliment of contract personnel shall be on the same work schedule however days off may be staggered. (Examples of work schedules are 12 on and 2 off, 12 on and 12 off)

C.             Pilots

1.               Pilot flight hour computations shall begin at liftoff and end at touchdown and will be computed from the flight hour meter installed in the aircraft. All flight hours shall fall within duty hour limitations.

2.               Flight time shall not exceed a total of 8-hours per day.

3.               Pilots accumulating 36 or more flight hours in any 6-consecutive duty-days shall be off duty the next day. Flight time shall not exceed a total of 42-hours in any 6-consecutive days. For the purpose of this clause, after any 1-full off-duty day, pilots begin a new 6-consecutive day duty-period, provided during any 14-consecutive day period, each pilot shall have two full days off-duty. Days off need not be consecutive.

4.               Assigned duty of any kind shall not exceed 14-hours in any 24-hour period. Within any 24-hour period, pilots shall have a minimum of 10-consecutive hours off duty immediately prior to the beginning of any duty-day. Local travel up to a maximum of 30-minutes each way between the work site and place of lodging will not be considered duty time. When one-way travel exceeds 30 minutes, the total travel time shall be considered as part of the duty day. Note: The above travel time in excess of 30 minutes is considered duty time but is not compensable under standby or extended standby.

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5.               Duty includes flight time, ground duty of any kind, and standby or alert status at any location.

6.               During times of prolonged heavy fire activity, the Government may issue a notice reducing the pilot duty-day/flight time and/or increasing off-duty days on a geographical or agency-wide basis.

7.               Flights point-to-point (airport to airport, heliport to heliport, etc.) with a pilot and co-pilot shall be limited to 10-flight hours per day. (A helicopter that departs “Airport A,” flies reconnaissance on a fire, and then flies to “Airport B,” is not point-to-point).

8.               Pilots may be relieved from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

9.               When pilots act as a mechanic, mechanic duties in excess of 2-hours will apply as flight hours on a one-to-one basis toward flight hour limitations.

10.         Relief, additional, or substitute pilots reporting for duty under this Contract shall furnish a record of all duty and all flight hours during the previous 14-days.

D.            Mechanics

1.               Within any 24-hour period, personnel shall have a minimum of 8 consecutive hours off duty immediately prior to the beginning of any duty day. Local travel up to a maximum of 30 minutes each way between the work site and place of lodging will not be considered duty time. When one-way travel exceeds 30 minutes, the total travel time shall be considered as part of the duty day. . Note: The above travel time in excess of 30 minutes is considered duty time but is not compensable under standby or extended standby.

2.               Mechanics will have a minimum of 2 full calendar days off duty during any 14 day period. Days need not be consecutive.

3.               Duty includes standby, work, or alert status at any location.

4.               Mechanics may be removed from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

5.               The mechanic shall be responsible to keep the Government apprised of their ground duty limitation status.

6.              When the mechanic serves as the fuel servicing vehicle driver, the more stringent of the duty limitations apply.

E.              Fuel Servicing Vehicle Drivers

1.               It is the Contractors’ responsibility to insure that employees comply with DOT Safety Regulation 49 CFR Part 390-399, including duty limitations.

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2.               Fuel servicing vehicle drivers may be removed from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

3.               The fuel servicing vehicle driver will be responsible to keep the Government apprised of their ground duty limitation status.

4.               Notwithstanding DOT Safety Regulation 49 CFR Part 390-399, the fuel servicing vehicle driver shall have a minimum of two (2) full calendar days off duty during any 14-day period. Off duty days need not be consecutive.

C-17                     Accident Prevention and Safety

A.           The Contractor shall furnish a copy of all reports required to be submitted to the Federal Aviation Administration (FAA) by the Federal Aviation Regulations (FAR) that relate to Pilot and maintenance personnel performance, aircraft airworthiness or operations.

Examples of these reports are paragraphs 14 CFR part 135.415 Mechanical Reliability Reports and Part 135.417 Mechanical Interruption Summary Reports required of the FAR, 49 CFR Part 830, and FAA Form 8010-4, Malfunction or Defect Report.

B.             Following the occurrence of a mishap, the Contracting Officer will evaluate whether noncompliance or violation of provisions of the contract, the Federal Aviation Regulations applicable to the Contractor’s operations, company policy, procedures, practices, programs, and/or negligence on the part of the company officers or employees may have caused or contributed to the mishap. The occurrence of the mishap may constitute default in the performance of the contract. A finding of default under the above cited conditions shall entitle the Government to exercise the right to terminate the contract for cause as provided in the “Contract Terms and Conditions” as stated herein.

C.             The Contractor shall keep and maintain programs necessary to assure safety of ground and flight operations. The development and maintenance of these programs are a material part of the performance of the contract. (See Clause E7 Synopsis of Safety Program) When, in the sole judgment of the Contracting Officer, the safety programs will not adequately promote the safety of operations, the Government may terminate the contract for cause as provided in the “Contract Terms and Conditions” as stated herein.

D.            The Contractor shall fully cooperate with the Contracting Officer in the fulfillment of this clause. The Contracting Officer may suspend performance of this contract work, during the evaluation period used to determine cause as stated above.

C-18                     Mishaps

A.           Reporting

The Contractor shall, by the most expeditious means available, notify the National Transportation Safety Board (NTSB) and the FS or DOI when an “Aircraft Accident” or NTSB reportable “Incident” occurs within any company operations, whether under the Contract or not. Also, the FS or DOI shall immediately be notified when an “Incident-with-Potential” occurs.

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B.             Forms Submission

1.               Following an “Aircraft Accident” or when requested by the NTSB following the notification of a reportable “incident,” the Contractor shall provide the FS or DOI with the information necessary to complete a NTSB Form 6120.1/2.

2.               The NTSB Form 6120.1/2 does not replace the Contractor’s responsibility, within 5-days of an event, to submit to the FS or DOI a “SAFECOM” to report any condition, observance, act, maintenance problem, or circumstance that has potential to cause an aviation-related mishap.

3.               Blank SAFECOMS and assistance in submitting SAFECOMS can be obtained from the FS or DOI. SAFECOMS may be submitted electronically at www.safecom.gov.

C.             Wreckage Preservation

1.               The Contractor shall not permit removal or alteration of the aircraft, aircraft equipment, or records following an “Aircraft Accident”, “Incident”, or “Incident-with-Potential” which results in any damage to the aircraft or injury to personnel until authorized to do so by the CO. Exceptions are when threat-to-life or property exists; the aircraft is blocking an airport runway, etc. The CO shall be immediately notified when such actions take place.

2.               The NTSB’s release of the wreckage does not constitute a release by the CO, who shall maintain control of the wreckage and related equipment until all investigations are complete.

D.            Investigation

The Contractor shall maintain an accurate record of all aircraft accidents, incidents, aviation hazards and injuries to Contractor or Government personnel arising in the course of performance under this Contract. Further, the Contractor fully agrees to cooperate with the FS or DOI during an investigation and make available personnel, personnel records, aircraft records, and any equipment, damaged or undamaged, deemed necessary by the FS or DOI. Following a mishap, the Contractor shall ensure that personnel (pilot, mechanics, etc) associated with the aircraft shall be readily available to the mishap investigation team.

E.              Related Costs

The NTSB, FS or DOI shall determine their individual agency investigation cost responsibility. The Contractor will be fully responsible for any cost associated with the reassembly, approval for return-to-Contract availability, and return transportation of any items disassembled by the FS or DOI.

F.              Search, Rescue, and Salvage

The cost of search, rescue and salvage operations made necessary due to causes other than negligent acts of a Government employee shall be the responsibility of the Contractor.

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C-19                     Personal Protective Equipment

A.           General Operations

The Contractor shall furnish the following personal protective equipment, be operable and maintained in serviceable condition as per appropriate manufacturer’s specifications.

B.             Helmets

1.               Contractor personnel shall wear a flight helmet consisting of a one-piece hard shell made of polycarbonate, Kevlar, carbon fiber, or fiberglass that must cover the top, sides (including the temple area and to below the ears), and the rear of the head. The helmet shall be equipped with a chinstrap and shall be appropriately adjusted for proper fit. The helmet shall be worn with the chinstrap fastened.

2.               Flight helmets currently approved for helicopters are the: SPH-5, HGU-84P, SPH-4B, the HGU-56P manufactured by Gentex, the Alpha 200, Alpha 400 and Alpha Eagle (900) manufactured by Interactive Safety Products and the MSA Gallet LH050 (single inner visor), LH150 (single outer visor) and the LH250 (dual visor-one inner and one outer).

3.               Helmets designed for use in fixed wing aircraft do not provide adequate protection for helicopter occupants and are not approved for helicopter use.

C.             Clothing

1.               Contractor personnel while flying shall wear long-sleeved shirt and trousers (or long-sleeved flight suit) made of fire-resistant polyamide or aramid material, leather boots and leather, polyamide, or aramid gloves. A shirt with long-sleeves overlapping gloves, and long-pants overlapping boots by at least 2-inches, shall be worn by the pilot(s). Personnel shall not wear clothing made of non fire-resistant synthetic material under the fire-resistant clothing described herein.

2.               Nomex® or other material proven to meet or exceed specifications contained in MIL-C-83429A may be worn. Currently, the following “other” materials meet this specification:

a.               FRT Cotton Denim Cloth, MIL-C-24915

b.              FRT Cotton Chambray Cloth, MIL-C-24916

3.               Clothing not containing labels identifying the material either by Brand Name or MIL-Spec will not be acceptable.

D.            Ground Operations

1.               While within the safety circle of a helicopter with engine(s) running and/or rotor(s) turning, all Contractor personnel shall wear the following PPE:

a.               Shirt with long-sleeves overlapping gloves, long-pants, hardhat/flight helmet with chinstrap, boots, hearing and eye protection.

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b.              Maintenance personnel working on running aircraft are exempt from gloves, eye protection (eye protection may be worn at the option of maintenance personnel or company policy), long sleeves, and hardhat requirements.

2.               During all fueling operations, fuel-servicing personnel shall wear a long-sleeved shirt, long trousers, boots, and gloves. The shirt and pants must be made of 100% cotton or other natural fiber, or be labeled as non-static.

E.              Personal Flotation Devices

1.               A personal flotation device (PFD) required by 14 CFR 91 shall be worn by each individual on board the helicopter when conducting operations beyond power-off gliding distance to shore, and during all hovering flight operations conducted over water sources such as ponds, streams, lakes, and coastal waters.

2.               Automatic inflation (water activated) personal flotation devices shall not be allowed.

C-20                     Inspection and Acceptance

In accordance with Federal Acquisition Regulation Clause 52.212-4 (a), the following is added:

Note:                   Official Government logos and or reference to “Official U.S. Government Fire Fighting Vehicle” will not be permitted on contractors equipment unless approved by the CO.

A.           Pre-Use Inspection of Equipment and Personnel

1.               After award of the Contract and any renewal thereof, an inspection of the Contractor’s equipment and personnel will be made. Inspections may be scheduled by mutual agreement between the Contracting Officer and the Contractor. The inspection will take place at the Host Base or other location as approved by the Contracting Officer.

2.               The aircraft, pilot, relief pilot, mechanic, fuel vehicle driver, and fuel servicing vehicle will be made available for inspection as scheduled by the CO.

3.               At the scheduled inspection, the Contractor shall provide a complete listing of ail FAA ADs and Manufacturer’s Mandatory Service Bulletins (MSBs) applicable to the make, model, and series of aircraft being offered. Documentation of compliance to each AD and MSB will include date and method of compliance, date of recurring compliance, and an authorized signature and certificate number will be recorded. The list shall be similar to that shown in AC 43-9, as amended.

4.               All components or items installed in the offered aircraft that are subject to specified time basis or schedule (time/calendar life) for inspection, overhaul, or replacement shall be listed and made available to the Government at time of inspection. The list shall include component name, serial number, service life or inspection/overhaul time, total time since major inspection, overhaul, or replacement and hours/cycles calendar time remaining before required inspection, overhaul, or replacement. The list shall be similar to that shown in AC 43-9, as amended.

5.               The Contractor may be required to furnish a copy of the procedures manual and revisions as required by 14 CFR 135 (as applicable).

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6.               Each fuel-servicing driver will be expected to demonstrate knowledge of correct fueling procedures, and fueling and safety equipment installed on the fuel-servicing vehicle. Contractor shall have equipment and personnel to change the filter on the fuel service vehicle as required.

7.               The fuel service vehicle approval is only an indication that the vehicle meets the additional equipment requirements of this Contract, and in no way indicates that the vehicle meets any requirement of 49 CFR.

8                  Contractors shall ensure all documentation submitted for pilot approvals has been verified for accuracy and completeness. Pilot evaluations or approvals will not be administered/issued until all required documentation is complete. The documentation referenced in C-20 A. 9 b shall be submitted annually for each pilot needing interagency approval (note; the CO may require additional information and documentation).

9.               The items described below shall be made available at the pre-use or renewal inspection:

a.          Certificates/Contract

(1)          Copy of 14 CFR 133

(2)          Copy of 14 CFR 135

(3)          Copy of 14 CFR 137

(4)          Complete copy of awarded Contract, including modifications, with each aircraft

b.         Pilots

(1)          Completed “Pilots qualifications and Approval Record”.

(USFS Form FS-5700-20a Or AMD Form 64B)

(2)          Completed “Flight Hour Requirements & Experience Verification form.” (See Exhibit 18)

(This form required only for pilots seeking their initial (first time) interagency approval)

(3)          Signed and dated signature page from the “Operations and Safety Procedures Guide for Helicopter Pilots”.

(4)          Copy of FAA Pilot Certificate. (Both front and back may be needed to obtain all of the required information)

(5)          Copy of current Medical Certificate.

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(6)          Copy of current FAR 135 Airman Competency / Proficiency Check. “FAA form 8410-3” for each standard category make and model helicopter the pilot seeks approval in. (Required if operating aircraft listed on the operators 135 Certificate)

“OR”

(7)          Copy of current Flight Review.

(Required if pilot does not have a valid FAA Flight Review within the last 24 months)

“AND”

(8)         Copy of current (within the last 12 calendar months) Equipment Check Endorsement (or comparable document (E.G.CFR 14, part 61.58 Pilot Proficiency Check)) for each Limited Use or Restricted Category make and model helicopter the pilot seeks approval in. (Required if operating aircraft not listed on the operators 135 Certificate)

(9)          Copy of FAR 133 endorsement.

(10)    Copy of FAR 137 endorsement.

(11)    It is the company’s responsibility to submit verification of pilot security background checks for all pilots working under this exclusive use contract to the National Helicopter Program Manager.

(12)    Completed Load Calculation form for each aircraft make/model in which the pilot is seeking approval. Included with the Load Calculation will be notations indicating what chart(s) are used. (i.e. page and illustration or chart number)

(13)    Completed “Vertical Reference Flight Training Endorsement” (required for long-line operations and snorkel operations conducted in aircraft not equipped with mirrors for external load operations)

(14)    Copy of the front and back of the pilots most recently issued Interagency Helicopter Qualification Card. (If card cannot be produced it may be necessary to demonstrate proficiency for all Special Use operations required under the contract) Completed “Pilots Qualifications and Approval Record”. (USFS Form FS-5700-20a Or AMD Form 64B)

(15)    Prior to receiving an interagency “Pilot Qualification Card”, all helicopters pilots are required to complete the on-line training modules for helicopter fire operations at least every 36 months. These modules are listed on the Interagency Aviation Training (IAT) website at https:/www.iat.gov/. Pilots must sign up, create a profile and after completion of the modules print a copy of the certificates. A copy of the certificate must be presented to the Helicopter Inspector Pilot before an Interagency Helicopter Pilot Qualification card will be issued.

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(16)    Equipment Check Endorsement

An Equipment Check Endorsement shall include, at a minimum, documentation of the following training;

a.	Operations Training;	1.0 hour Minimum
Company policies & procedures, Operations Specifications, HazMat, contract requirements, etc.

b.	Aircraft Ground Training;	2.0 hour Minimum
Aircraft systems, aircraft maintenance practices, radio programming, GPS programming, etc.

c.	Aircraft Flight Training;	1.0 hour Minimum

Aircraft familiarization, normal procedures, emergency procedures, in flight programming of radios and GPS, etc. (note; this training shall be in addition to any contractually required special mission training, i.e., long-line training, etc.)

c.          Equipment

(1)          Appropriate equipment installed, or available to be installed, on the aircraft for the flight evaluation; i.e. dual controls, communications and navigation equipment and buckets.

(2)          Longline(s) of at least 150 feet and a suitable weight shall be available. (if applicable)

(3)          Aircraft maintenance records

(4)          Fuel servicing vehicle available

d.         Mechanic(s)

(1)          A&P Mechanic available

(2)          Completed A&P Qualifications and Approval Record Form with applicable qualifying mechanic’s records.

C-21 Pre-Use Inspection Expenses

A.          All operating expenses incidental to the inspection shall be borne by the Contractor.

B.            Pilot evaluation flights may require up to 2-hours of flight time for each pilot as deemed necessary by the CO. All evaluation flights shall be performed in a helicopter of like make and model furnished for the contract. (Exhibit 11, Helicopter Make/Model/Series Lists)

C.            The Contractor shall ensure that sets of fully operational dual flight controls are installed in the aircraft during all pilot evaluation flights.

D.           The Contractor will not be charged for the costs incurred by the Government on the initial pre-use inspection.

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C-22                     Re-inspection Expenses

When re-inspection is necessary because Contractor equipment and/or personnel did not satisfy the initial inspection, or when inspecting substitute personnel and/or equipment subsequent to the initial pre-use inspection, the Contractor may be charged the actual costs incurred by the government in performing the re-inspection. Re-inspections will be performed at a time and location mutually agreed to by the Contractor and CO.

C-23                     Inspections During Use

A.           At any time during the Contract period, the CO may require inspections/tests as deemed necessary to determine that the Contractor’s equipment and/or personnel currently meet specifications. Government costs incurred during these inspections will not be charged to the Contractor.

B.             Should the inspections/tests reveal deficiencies that require corrective action and subsequent re-inspection, the actual costs incurred by the Government may be charged to the Contractor.

C.             When the aircraft becomes unavailable due to mechanical breakdown, the Government reserves the right to inspect the aircraft after the Contractor’s mechanic has approved the aircraft for return to service. For items covered under 14 CFR 135.415, the Contractor shall furnish the CO with a completed copy of FAA Form 8010-4, Malfunction or Defect Report, or a Helicopter Association International (HAI) Maintenance Malfunction/Information Reporting Form 9 (as applicable).

C-24                   Contract Period and Renewal Option

The Contract period shall extend from date of the award through April 30, 2009. However, at the option of the Government, the Contract may be renewed for additional 1 year option periods not to exceed three option periods, provided that the CO serves notice of intent to renew at least 60-days prior to Contract expiration. The renewal will be with the same terms and conditions. Availability shall be offered for base year and each optional renewal period (See Section B, Schedule of Items); however, the non fuel portion of the Government established flight rate will be subject to the provisions of Section D, Economic Price Adjustment Clause.

C-25 Mandatory Availability Period (MAP) Including Extended and Optional Use

A.         MAP will begin on the date stipulated in the Schedule of Items unless:

1.               The Government fails to award the contract at least 10 days prior to the established start date

Or

2.               By mutual consent, a new starting date is established. When a new starting date is established, the number of net days in the MAP will remain the same.

B.           Extended Use. The MAP may be extended on a day-to-day basis either prior to the starting date or subsequent to the ending date set forth in the Schedule of Items provided that no break in service occurs and that such extension is agreed to by both parties in writing prior to extension and that all terms, conditions, and specifications contained in this contract apply.

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C.    During the MAP and any extensions thereof, availability is required 14 hours each day beginning at start of morning civil twilight unless otherwise specified by the Contracting Officer. Contracts requiring night capability require 24-hours per day availability.

D.    Optional Use. When a break in service occurs, outside of the MAP or extended use, the aircraft may be hired under the optional use period clause. (Payment will be in accordance with C-34, Payment for Service in the Optional Use Period.)

C-26       Daily Availability Requirements

A.    Equipment. The aircraft and related equipment will be available 14 hours per day and will not be removed from the host base without the approval of the Contracting Officer.

B.    Personnel. Personnel will be in one of the following categories of availability:

1.     Standby: Personnel will be on Standby status each day. The beginning of the Standby period will be set by the CO and may be adjusted from day-to-day. Once Standby begins, the standby period will continue for 9 consecutive hours regardless of the payment status of the aircraft. During the Standby period, with the exception of the first 30 minute period to accommodate preflight, the personnel/aircraft shall be able to respond to a dispatch within 15-minutes unless an alternate response time is established by the CO.

2.     Extended Standby (that period over 9 hours per day per authorized crew member) is not intended to compensate the Contractor on a one-to one basis for all hours necessary to service and maintain the aircraft, nor is it paid while crew is traveling to and from place of lodging. Extended standby must be specifically ORDERED and documented on the Flight Use invoice by the Government and only in unusual circumstances will the Government compensate the Contractor for extended standby when aircraft is not also available for immediate dispatch. Extended Standby is not applicable to double-flight crews. Extended Standby applies only to the awarded number of compensable personnel provided with each aircraft.

3.     Authorized Break. During the standby period, requirements may be modified by the CO to allow Contractor’s personnel time off away from the assigned work location or to conduct routine maintenance. No deduction of availability will be made for such authorized breaks except when Contractor personnel fail to return to Standby upon request. The Contractor will provide the CO with information on how to contact Contractor personnel. Personnel will be allowed 1-hour to return to standby status after the contact attempt is made. Failure to return to work within 1-hour will result in loss of availability.

4.     Release-from-Duty. The Contractor’s personnel may be released and be considered off duty prior to completion of their individual crew duty limitation period. Once released, the Contractor personnel are not required to return to Standby status the same day. Service shall be recorded as fully available provided the CO has approved release of the Contractor’s personnel in advance.

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5.     Additional maintenance days for scheduled maintenance. During the MAP, contractor may, with the approval of the CO, elect to use 2 additional non-paid calendar days for the accomplishment of scheduled maintenance. These 2 days need not be consecutive, however they will each be full calendar days. Contractor shall request approval from the CO at least 48 hours prior to the initiation of the additional scheduled maintenance days. Contractor will not be assessed unavailability for performance purposes and will not be paid for the unavailability.

C-27       Unavailability

A.    The Contractor will be considered to be “Unavailable” whenever equipment or personnel are unable to perform or fail to perform the requirements of this Contract. Also the aircraft will be considered unavailable when the pilot, mechanic, or fuel servicing vehicle driver cannot perform because of duty limitations unless a relief crew is provided as per Section B. Unavailability however, will not be assessed when pilot(s) has reached flight and/or duty limitations while performing under this Contract when the conditions in C.16 Flight and Duty Limitations occur.

B.    The Government may exercise its right to terminate for cause if there is unavailability in excess of three (3) full, consecutive calendar days (not to include the two approved scheduled maintenance days) or occurrence of unavailability during ten (10) percent of the total days in the Mandatory Availability Period

C.    Unavailability status will continue until the deficiency is corrected. It is the Contractor’s responsibility to inform the CO whenever the equipment or personnel become available. Inspection by the Government after a performance failure has occurred will be made as promptly as possible after the Contractor has given notice that the deficiency has been corrected. When Inspection reveals that the failure has been corrected, the Contractor will be considered in “Available” status from the time the Contractor gives notice to the Government that the deficiency has been corrected. If consistent failure to respond to dispatches occurs, the CO retains the right to require check flights at Contractor’s expense.

D.    Periods of Unavailability will be accumulated for the day and posted on the Flight Use Invoice as actual clock unavailability. There will no longer be a need to round to the nearest quarter hour or reduce unavailability by 1/56.

C-28       Ordering Additional Personnel or Equipment

The CO may order an additional pilot or crewmember or aircraft on an intermittent basis. The pilot or crewmember or aircraft may be furnished at the option of the Contractor. All terms and conditions of the Contract will apply.

C-29       Additional Aircraft after Contract Award

After Contract award, aircraft with performance equal to or higher than aircraft awarded under this contract may be added at the CO’s option at the same price as aircraft originally awarded. The flight rate will be for the make and model being added. All terms and conditions of the contract will apply.

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C-30       Payment Procedures

A.    All flight time, daily availability and other authorized charges or deductions shall be recorded on a flight use invoice in Aviation Business System (ABS). At the end of each day data shall be entered and reviewed by the Government and the Contractor’s Representative.

B.    Approved invoices will be packaged electronically for payment on a semi-monthly basis for submission through the ABS process and electronically forwarded to the contractor for review and approval. Corrections shall be returned electronically to the designated representative for resolution. Upon approval, the package will be electronically forwarded to the Albuquerque Service Center (ASC) for payment. Invoices accumulated during the first half of the month will be processed for payment about the 15th and those accumulated during the last of the month will be processed about the 1st of the following month.

Go to http://www.fs.fed.us/business/abs “Getting Started” for instructions and more information.

C.    Upon completion of the MAP or any extension thereof, final payment will not be made until all Government-furnished property has been returned and a Contract Release form has been completed. The final Flight Use Invoice payment will be accompanied by the completed Contract Release and Transfer of Property Form.

C-31       Payment for Flight

A.    Flight time will be computed in hours and tenths of hours as recorded by the collective activated flight hour meter (Hobbs) on the helicopter.

B.    Payment for flight time will be made only for government authorized flight.

C.    The Government does not guarantee any flight time.

C-32       Payment for Availability

A.    Payment of availability will be made at the applicable daily rate in the Schedule of Items and will be recorded in ABS as appropriate.

B.    The Government will pay daily availability as specified in C-30. The maximum amount of availability to be earned per day is the daily availability offered amount.

C.    Availability for aircraft and crewmembers (maximum 14-hours-single crew) will be ordered, measured, and recorded each day.

C-33       Payment for Extended Standby

Extended Standby (that period over the first 9 hours of standby per day, per authorized crewmember) will be measured in hours (rounded to the next full-hour and paid at the rate specified in the Schedule of Items) for all Extended Standby ordered by the CO and performed by the Contractor when the crew meets the Standby requirement in accordance with Section C, Daily Availability Requirements.

Extended Standby is applicable to Alaska assignments

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C-34       Payment for Service in the Optional-Use Period

A.    Daily Availability Rate plus Specified Flight Rate Method

1.     The Contractor will be paid for availability and flight in accordance with C-31, Payment for Flight and C-32, Payment for Availability.

2.     Unavailability will be deducted in accordance with C-27, Unavailability.

3.     Any additional payments will be made in accordance with C-44, Miscellaneous Costs to the Contractor.

OR

B.    Optional-Use Hourly Flight rate Method

1.     The Contractor will be paid at the optional-use hourly offered price for the actual hours flown or a minimum of 2 (two) hours per day, whichever is greater.

2.     If the aircraft becomes unavailable, actual flight time will be paid. The 2-hour minimum does not apply in this case.

C.    Ferry time of aircraft to and from the point of hire from the Contractor’s base of operations or current aircraft location, whichever is closer, will be paid at the applicable flight rate. If a fuel servicing vehicle is required, mileage to and from the point of use from the Contractor’s base of operations or current location that the fuel servicing vehicle is stationed, whichever is closer, will be paid at the rates stipulated in C-39, Payment for Fuel Servicing Vehicle Mileage.

C-35       Payment for Additional Aircraft and Personnel

A.    When additional aircraft and/or personnel are ordered by the Government, the Contractor may furnish them, if available. All terms and conditions of this contract will apply to their use except as set forth below:

1.     Ferry or transportation from the point of dispatch and return will be paid at the applicable flight rate and proportionate availability, if applicable.

2.     Such aircraft will be released when the Government’s need ceases to exist

3.     Use of additional helicopters will not affect the number of days in the Mandatory Availability Period.

B.    The Government may order an additional pilot or crewmember on an intermittent basis to maximize usage of the aircraft. The pilot or crewmember may be furnished at the option of the Contractor.

C.    A lump sum payment of $500 per day for travel days and workdays as compensation for each additional crewmember will be paid. This does not apply to relief crews brought in by the Contractor on primary pilot or crews mandatory days off. This compensation is only for double crews ordered by the Government.

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D.    In addition to the $500 per day, an overnight allowance will be paid when authorized. Extended standby does not apply to additional crewmembers ordered under this clause.

E.     Payment of necessary and reasonable transportation costs to and from the location of the aircraft is authorized. Itemized receipts shall support claims for reimbursement and shall be kept on file by the contractor. Copies of receipts shall be provided to the government upon request.

C-36       Reimbursement for Mobilization and Demobilization Costs

The Contractor is responsible for all mobilization and demobilization costs to the initial host base and from the final host base location. When the initial dispatch is to an alternate base, the Government shall be entitled to the equivalent of one round trip at no cost from the Contractor’s home base to the initial host base and return from the final host base.

C-37       Payment for Substitute/Replacement Aircraft

When substitute or replacement aircraft are approved for use by the Contracting Officer, the following payment terms will apply:

A.    Availability – The same rate applicable to the aircraft that is being substituted or replaced.

B.    Flight – The rate applicable to the make, model, and series of the substitute or replacement aircraft.

C-38       Meals

 No charge will be made for meals furnished by the Government.

C-39       Payment for Fuel Servicing Vehicle Mileage

Mileage for the fuel-servicing vehicle will be paid when it is dispatched by the Government to give service support to helicopters away from the host base as follows:

$3.51 per mile - where the carrying capacity of aircraft fuel is 1,500-gallons or more

$2.45 per mile - where the carrying capacity of aircraft fuel is at least 750 gallons to 1,499 gallons

$1.83 per mile - where the carrying capacity of aircraft fuel is at least 350 gallons to 749-gallons

$ 1.35 per mile - where the carrying capacity of aircraft fuel is less than 350-gallons

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C-40       Payment for Fuel Transportation

A.    The Government will reimburse the Contractor for costs incurred in transportation of helicopter fuel to sustain Government operations under the following conditions:

1.     When Contractor’s fuel servicing vehicle cannot travel to an assigned alternate base of operations due to lack of road access.

2.     When Contractor has to arrange for fuel support at an assigned alternate base of operation to provide a supply for helicopter flights until the Contractor’s fuel-servicing vehicle arrives on site.

B.    The CO will designate the method of transportation and the gallons to be transported.

C.    When the CO orders the Contractor to transport fuel by air, the flight time required to transport the fuel will be paid at the Contract flight hour rate.

D.    When the CO orders transportation of fuel by commercial carrier, reimbursement will be based on supporting itemized paid receipts and provided to the CO, upon request.

E.     In the event the Government furnishes fuel to the Contractor, fuel cost will be charged based upon rates at the nearest accessible point fuel is commercially available. Such fuel costs will be deducted from any sums otherwise due the Contractor on the Flight Use Invoice.

C-41       Payment for Foam Concentrate

A.    Payment for approved foam concentrate, when ordered by the CO and furnished by the Contractor, will be made on an actual cost basis. Supporting itemized paid receipts will be provided to the CO upon request..

B.    Any foam concentrate provided by the Contractor shall be on the list of Approved Foam Products found at the following website: www.fs.fed.us/rm/fire.

C-42       Payment for Costs Away from the Host Base

A.    When Contractor’s aircraft is dispatched away from the host base, the Government will authorize payment for additional necessary and reasonable costs involved in transporting authorized relief crewmembers to and from alternate bases when approved in advance by the Contracting Officer. These costs are limited to the actual transportation of the individual; i.e., airplane tickets, car rentals, etc. Salary costs for the Contractor’s employee(s) while in travel status is not a cost for which the Government will reimburse the Contractor.

B.    The Contractor will be reimbursed for the difference between the normal cost of transportation from the CONTRACTOR’S BASE OF OPERATIONS to the HOST BASE and the CONTRACTOR’S BASE OF OPERATIONS to the ALTERNATE BASE.

C.    Prior to the Mandatory Availability Period the Contractor shall provide the Contracting Officer with a written statement that itemizes the normal cost of transportation from the Contractors Base of Operations to and from the host base.

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D.    If the Government does not authorize such payment, no deduction will be made for unavailability incurred because of personnel duty limitations. See Section B.

E.     Payment of necessary and reasonable transportation costs to and from the location of the aircraft is authorized. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor. Copies of receipts shall be provided to the government upon request.

C-43       Payment for Overnight Allowance

A.    Overnight allowance will be paid equal to the current standard maximum rate that is allowed (or high rate, if applicable) as established by the Federal Travel Regulation (FTR) for each authorized crew member for every night assigned to an alternate base or at its option may provide meals/and or lodging. A list of localities where high rates are authorized is available upon request.

Crewmembers who elect to return to the host base by alternate means rather than remain overnight with the helicopter will not be paid an overnight allowance.

B.    Overnight allowance will not be paid when the aircraft is assigned to its Host Base during the Mandatory Availability Period and any extension thereof where no break in service occurs.

C.    The Government will pay the Contractor an overnight allowance equal to the current standard maximum rate that is allowed (or high rate, if applicable) as established by the Federal Travel Regulations (FTR) or at its option may provide meals and/or lodging. A list of localities where rates are authorized is available upon request.

D.    If partial overnight allowance is provided by the Government, the Contractor will be reimbursed at current FTR rates for the portion that is Contractor provided. Current rates are available at www.gsa.gov.

E.     The appropriate rate for meals and incidental expenses will be paid unless the Government makes three meals available to the Contractor. The Contractor’s lodging will be paid only when lodging is not furnished by the Government.

F.     If the Contractor elects to not utilize Government provided lodging, there is no reimbursement for lodging or transportation costs incurred by the Contractor.

G.    If the FTR rate changes, the change in overnight allowance to the Contractor will become effective on the effective date of the FTR change.

H.    Overnight allowance may also be applicable to primary crewmembers that are unable to return from the field.

I.      The Contractor may claim overnight lodging, Meals and Incidental Expenses (M & IE ) using either of the two following methods:

1.     Payment of the Standard or High Rate, if applicable EXCLUDING lodging tax does not require lodging receipts.

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2.     Payment of actual lodging amount and M & IE rate not to exceed the maximum FTR rate PLUS lodging tax. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor and made available to the CO upon request.

C-44       Miscellaneous Costs to the Contractor

A.    Housing, subsistence, ground transportation, and other expenses will be the responsibility of the Contractor or its employees at the Host Base.

B.    The Government will reimburse the Contractor for any airport use costs the Contractor is required to pay when ordered to operate from an airport other than the host base such as airport landing fees, tie-down charges, or other similar type costs.

C.    Miscellaneous unforeseeable costs not recovered through the contract payment rates and are the direct result of ordered service may be reimbursed at actual cost if approved by the Contracting Officer. Examples of this are truck permits at ports-of-entry when the fuel servicing vehicle must cross state lines in fulfillment of ordered services or State use taxes imposed on equipment brought into the state.

D.    Itemized receipts must support claims for reimbursement and must be kept on file by the contractor and made available to the CO upon request.

C-45       Definitions

As used throughout this contract, the following terms shall have the meaning set forth below:

Additional Personnel Additional personnel specifically ordered by the CO where it is to the Government’s advantage to have additional availability of the aircraft (not to be confused with a relief crew furnished by Contractor to replace primary crew).

Aircraft Accident An occurrence associated with the operation of an aircraft, which takes place between the time any person boards the aircraft with the intention of flight and all such persons have disembarked, and in which any person suffers death or serious injury, or in which the aircraft receives substantial damage.

Aircraft Incident An occurrence other than an accident, associated with the operation of an aircraft, which affects or could affect the safety of operations.

Aircraft Make and Model. A specific make and basic model of aircraft, including modification; e.g., a Bell 206

Aircraft Make, Model, and Series. A specific make, model, and series of aircraft including modification (e.g., a Bell 206B is not the same make, model, and series as a Bell 206L).

Airspace Conflict A near mid-air collision, intrusion, or violation of airspace rules.

Alert Status A status subject to flight and duty limitations, in which the Contractor has 1 hour to return to standby if ordered by the CO to do so.

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Alternate Base A base, other than the host base, established to permit operation from the vicinity of a project area or incident.

Anchor. The Interagency approved device manufactured to be the fixed point attached to the helicopter for rappel and cargo letdown operations.

Appropriate Flight Manual Hover Performance Chart A performance chart residing in either the original or supplemental portion of a rotorcraft flight manual (RFM) that the manufacturer or Supplemental Type Certificate (STC) holder deems appropriate for a given phase of flight or special purpose activity. For example: Kaman K-1200 Rotorcraft Flight Manual Supplement No. 1 USFS Fire Fighting.

Assigned Work Location The location designated by the CO from which an ordered flight will originate.

Authorized Crewmember Those individuals specified in the “Schedule of Items” unless designated otherwise by the CO.

Authorized Flight or Flying Time The actual time that a helicopter is off the ground for the purpose of the task or tasks to which assigned under an ordered flight when such time is recorded by the pilot and approved by a designated Government Official as having been properly performed.

Aviation Hazard Any condition, act, or set of circumstances that exposes an individual to unnecessary risk or harm during aviation operations.

Base Cost. The portion of the flight rate that is constant throughout the contract period and not affected by changes in fuel prices. Adjustments to the base cost will be made annually by the CO.

Call-When-Needed A term used to identify the furnishing of services on an “as needed bases” or “intermittent use” in government procurement contracts. There is no guarantee the Government will place any orders and the Contractor is not obligated to accept any orders. However, once an order is placed and the Contractor takes steps to perform, both sides are bound by the terms and conditions of the Contract.

Cargo Any material thing carried by the aircraft.

Chief-of-Party Designated Government representative for all passengers on a flight.

Civil Twilight Begins in the morning, and ends in the evening when the center of the sun is geometrically 6° below the horizon.

Contractor An operator being paid by the Government for services.

Duty That period that includes flight time, ground duty (pre- and post- flight inspections) of any kind, and standby or alert status at any location.

Empty Weight The last weight and moment entry on the aircraft weight and balance record. Empty weight is determined using weight and balance data which was determined by actual weighing of the aircraft within 24 months preceding the starting date of the MAP and renewal option or following any

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major repair or major alteration or change to the equipment list which significantly affects the center of gravity of the aircraft.

Equipped Weight Equipped weight equals the Empty Weight (as listed in the Weight and Balance Data) plus the weight of lubricants and onboard equipment required by contract (i.e., survival kit, rappel anchor).

Extended Standby. Period following the 9 hours of standby up to 5 hours

External Load Any combination of load and line that is 50 feet or less in length

Fatal Injury Any injury, which results in death within 30-days of the accident

Federal Aviation Regulations Rules and regulations contained in Title 14 of the Code of Federal Regulations.

Ferry Flight. Movement of helicopter under its own power from point-to-point

First Aid Any medical attention that involves no medical bill - If a physician prescribes medical treatment for less than serious injury and makes a charge for this service, that injury becomes “medical attention.”

Flight Crew Those Contractor personnel required by the Federal Aviation Administration to operate the aircraft safely while performing under contract to the Government.

Flight Rate The contract unit price per hour of flight time as found in the Flight Rate Chart or Schedule of Items. (Includes base cost plus fuel costs)

Flight Time Begins when the aircraft leaves the ground in takeoff for a given flight and ends when the aircraft has landed.

Forced Landing A landing necessitated by failure of engines, systems, components, or incapacitation of a crewmember, which makes continued flight impossible, and which may or may not result in damage.

Fuel Cost. The variable portion of the flight rate that is subject to change due to fuel price change

Fuel Endurance Fuel required including a 20-minute reserve.

Fully Operational Helicopter, pilot(s), other personnel, repairs, operating supplies, service facilities, and incidentals necessary for the safe operation of the helicopter both on the ground and in the air.

Fully Rated Capacity The number of passenger seats or pounds of cargo load authorized in the applicable Type Certificate Data Sheet.

General Aviation That portion of civil aviation that encompasses all facets of aviation except air carriers.

Ground Mishap, Aircraft. An aircraft mishap in which there is no intent to fly; however, the power plants and/or rotors are in operation and damage incurred requiring replacement or repair of rotors,

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propellers, wheels, tires, wing tips, flaps, etc., or an injury is incurred requiring first aid or medical attention.

Hazard Any condition, act or set of circumstances that exposes an individual to unnecessary risk or harm during aviation operations.

Helitanker An aerial delivery system that is a helicopter configured for the dispensing of fire retardant or fire suppressant material. Airtanker Board criteria shall apply to helicopters with a minimum capacity of 1000 gallons or more.

Host Base. The initial location at which the aircraft will be made available for the purpose of providing aircraft services See Schedule of Items for host base locations.

Hover-in-ground-effect (HIGE) Maximum pressure altitude and temperature at which a helicopter can hover (at maximum gross weight) using the effects of ground cushion per the Flight Manual/Supplements and STC performance charts.

Hover-out-of-ground Effect (HOGE)Maximum pressure altitude and temperature which a helicopter can hover (at maximum gross weight) without the effects of ground cushion per the Flight Manual/Supplements and STC performance charts.

Incident An occurrence other than an accident, associated with the operation of an aircraft, which affects or could affect the safety of operations.

Incident-With-Potential An incident that narrowly misses being an accident and in which the circumstances indicate significant potential for substantial damage or serious injury. Final classification will be determined by the agency Aviation Safety Manager.

Instrument Flight Rules (IFR). As defined in 14 CFR 91.

Internal Cargo Compartments An area within the helicopter specifically designed to carry cargo.

Law Enforcement Those duties carried out by agency personnel together with personnel from cooperating agencies, to enforce various Federal laws applicable to trespass (those activities relating to timber, grazing, fire, occupancy and others). Other activities can include those that are illegal under the antiquities acts and the manufacturing, production, and trafficking of substances in violation of the Controlled Substances Act (16 U.S.C. 559b-f)) and other illegal activities occurring on agency jurisdictional lands. Specific law enforcement activities can include surveillance (visual, infrared, or photographic), transportation of law enforcement personnel and persons in custody and transportation of property (both internally and externally). All helicopter activities including landings will occur at locations that are secured by law enforcement personnel or are locations removed from law enforcement actions.

Life-Threatening A situation or occurrence of a serious nature, developing suddenly and unexpectedly and demanding immediate action to prevent loss of life.

Limited Use Helicopter A limited use helicopter is an Interagency term used to denote a standard category helicopter that is designated and utilized in a limited role (not for passenger transport.) See Standard Category.

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Long-line Any combination of load and line, attached to the cargo hook of the aircraft for the purpose of carrying an external load greater than 50 feet in length.

Maintenance Deficiency An equipment defect or failure which affects or could affect the safety of operations, or that causes an interruption to the services being performed

Mishap, Aviation Mishaps include aircraft accidents, incidents-with-potential, aircraft incidents, aviation hazards and aircraft maintenance deficiencies.

Mountain Flying - Helicopter Pilot: 200 hours experience operating helicopters in mountainous terrain identified in 14 CFR 95 Subpart B-Designated Mountainous Area. Operating includes maneuvering and numerous takeoffs and landings to pinnacles, ridgelines and confined areas.

Night The time between the end of evening civil twilight and the beginning of morning civil twilight, as published in the American Air Almanac, converted to local time.

Occupant: Any crew or passenger that is aboard an aircraft.

Official Sunset and Sunrise The times when the upper edge of the disk of the Sun is on the horizon, considered unobstructed relative to the location of interest. Atmospheric conditions are assumed to be average and the location is in a level region on the Earth’s surface.

Operational Control The condition existing when an entity exercises authority over initiating, conducting or terminating a flight.

Operating Agency An executive agency or any entity there of using agency aircraft, which it does not own.

Operator Any person who causes or authorizes the operation of an aircraft, such as the owner, lessee, or bailee of an aircraft.

Passenger Any person aboard an aircraft who does not perform the function of a flight crewmember or crewmember.

Passenger Seating Capacity Number of passenger seats excluding pilot(s).

Payload The maximum allowable weight (passengers and/or cargo) that can be carried in any one mission.

Pilot-In-Command The pilot responsible for the operation and safety of the aircraft during the time defined as flight time.

Point-of-Hire. Point-of-Hire shall be the Contractor’s Principle Base of Operations as specified in Section B or the location of aircraft at time-of-hire.

Precautionary Landing A landing necessitated by apparent impending failure of engines, systems, or components, which makes continued flight inadvisable

Principal Base of Operations The primary operating location of a 14 CFR 121, 133, 135 or 137 certificate holder as established by the certificate holder.

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Rappeller A person who has been trained and certified to rappel from a helicopter, in accordance with agency specified policy and direction contained in the Interagency Helicopter Rappelling Guide.

Rappel Spotter. A person who has been trained and certified, in accordance with agency-specified policy and direction contained in the Interagency Helicopter Rappel Guide, to direct and manage a rappel operation

Restricted Category An aircraft that has been manufactured in accordance with the requirements of and accepted for use by an Armed Force of the United States and later modified for special purposes such as agriculture, forest and wildlife conservation, aerial surveying, patrolling, or any the operation specified by the FAA Administrator.

SAFECOM Use to report any condition, observance, act, maintenance problem, or circumstance, which has potential to cause an aviation related mishap. The purpose of the SAFECOM form is not intended to be punitive in nature. It will be used to disseminate safety information to aviation managers, and also to aid in accident prevention by trend monitoring and tracking. See www.safecom.gov

Serious Injury Any injury which: (1) requires hospitalization for more than 48-hours, commencing within 7-days from the date the injury was received; (2) results in a fracture of any bone (except simple fractures of fingers, toes or nose); (3) causes severe hemorrhages, nerve, muscle or tendon damage; (4) involves any internal organ; or; (5) involves second or third-degree burns, or any burns affecting more than 5% of the body surface.

Sling Load. Jettisonable external load that is lifted free of land or water during the rotorcraft operation.

Special Use Missions:.

Air Tactical Coordination (Air Attack) Coordination with other tactical aircraft during fire and other project operations.

Fire Surveillance/Reconnaissance Patrolling in search of and scouting wildland fires; checking fuel types and fire behavior.

Reconnaissance (Non-Fire) Observation and fact-finding reconnaissance, i.e. wildlife monitoring, snow surveys, search and rescue, timber and range surveys, insect and disease surveys, law enforcement, and aerial photography.

Other Cooperative use with other agencies, and other purposes mutually agreed upon by the Contractor and the Contracting Officer.

Standard Category/Limited Use Helicopter Turbine-powered helicopters certificated in the normal or transport category. Standard Category helicopters are operated and maintained for passenger carriage in accordance with (IAW)14 CFR 135 by an operator holding an Air Carrier Certificate. Limited Use helicopters are maintained IAW the type certificate and applicable STC’s, operated IAW applicable CFR’s and are not for passenger transport.

Amendment 01

Dated April 4, 2008

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Substantial Damage Any damage or failure which adversely affects the structural strength, performance or flight characteristics of the aircraft, and which would normally require major repair or replacement of the affected component. Engine failure or damage limited to an engine if only one engine fails or rotor or propeller blades and damage to landing gear, wheels, tires, flaps, engine accessories, brakes, or wing tips are not considered “substantial damage” for the purpose of this part.

Type I (Heavy) Helicopter. 15 or more passenger seats or 5,000 lbs payload and 700 gallons retardant capacity

Type II (Medium) Helicopter Between 9 to 14 passenger seats or 2,500 to 4,999 lbs payload and 300 to 699 gallons retardant capacity.

Type III (Light) Helicopter Between 4 to 8 passenger seats or 1,200 to 2,499 lbs payload and 100 to 299 gallons retardant capacity.

Vertical Reference/External Load Direct visual reference, by the pilot, of an external load/cargo being slung from beneath the helicopter with a line attached to the cargo hook and being removed or placed from the earths’ surface with precision.

Visual Flight Rules (VFR). As defined in 14 CFR 91.

C-46       Abbreviations

A&P	Airframe & Powerplant (Mechanic)
ABS	Aviation Business Systems
AC	Advisory Circular
AD	Airworthiness Directive
AFF	Automated Flight Following
ASC	Albuquerque Service Center
ASP	Aviation Safety Plan
ATC	Air Traffic Control
ATCO	Air Taxi/Commercial Operators
CAB	Civil Aeronautics Board
CG	Center of Gravity
CO	Contracting Officer
CFR	Code of Federal Regulations
COR	Contracting Officer’s Representative
COTR	Contracting Officer’s Technical Representative
CWN	Call-when-Needed (Contract)
DOI	Department of the Interior
DOT	Department of Transportation
ELT	Emergency Locator Transmitter
EPA	Environmental Protection Agency
ETA	Estimated Time of Arrival
FAA	Federal Aviation Administration
FASD	Fire Applications Support Desk
FAR	Federal Acquisition Regulations
FPMR	Federal Property Management Regulations
GPM	Gallons-Per-Minute
FSS	Flight Service Station
HIP	Helicopter Inspector Pilot

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IATB	Interagency Airtanker Board
HOS	Helicopter Operations Specialist
ICAO	International Civil Aviation Organization
IFR	Instrument Flight Rules
IMC	Instrument Meteorological Conditions
M&IE	Meals and Incidental Expenses
MSL	Mean Sea Level
NTSB	National Transportation Safety Board
NOTAM	Notice to Airmen
PA	Public Address System
PASP	Project Aviation Safety Plan
PIC	Pilot-in-Command
PTT	Push-To-Talk
RAO	Regional Aviation Officer
RASM	Regional Aviation Safety Manager
RON	Remain-Over-Night
SIC	Second-in-Command/Co-Pilot
SPCC	Spill Prevention, Control and Countermeasure Plan Requirements
STC	Supplemental Type Certificate
TBO	Time Between Overhaul
TCAS	Traffic Collision Avoidance System
USFS	United States -Forest Service
VFR	Visual Flight Rules
VNE	Velocity Never Exceed
VSWR	Voltage Standing Wave Ratio

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EXHIBIT 1
FIRST AID KIT AERONAUTICAL

Each kit shall be in a dust-proof and moisture-proof container. The kit shall be on board the aircraft and accessible to the occupants. The contents shall include the following minimum items:

Item Description	Passenger Seats (0 – 9)	Passenger Seats (10 – 50)
Adhesive bandage strips (3 inches long)	8	16
Antiseptic or alcohol wipes (packets)	10	20
Bandage compresses, (4-inch)	2	4
Triangular bandage compresses, 40 inch (sling)	2	4
Roller bandage, 4 inch x 5 yards (gauze)	2	4
Adhesive tape, 1 inch x 5 yards (standard roll)	1	2
Bandage scissors	1	1
Body Fluids Barrier Kit:	1	1
• 2-pair of latex gloves
• 1-face shield
• 1-mouth-to-mouth barrier
• 1-protective gown
• 2-antiseptic towelettes
• 1-biohazard disposal bag

Note:

Splints are recommended if space permits.

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EXHIBIT 2

SURVIVAL KIT AERONAUTICAL (LOWER 48)

The contents shall include the following minimum items:

Item	Item
Knife	Signal Mirror
Aeronautical Flares (6-each)	Matches (2-small boxes in waterproof containers)
Food (2-days emergency rations per occupant)	Water (1-quart per occupant) (not required when operating over areas with adequate drinking water)
Space Blanket (1-per occupant)	Candles
Collapsible Water Bag	Whistle
Magnesium Fire Starter	Nylon Rope or Parachute Cord (50-feet)
Water Purification Tablets

Suggested Survival Kit Items Dependent Upon Terrain and Climate:

Item	Item
Container w/carrying Handle or Straps	Individual First Aid Kit
Large Plastic Bags	Signal Panels
Flashlight with Spare Batteries	Hand Saw or Wire Saw
Collapsible Shovel	Sleeping Bag (1-per two occupants)
Survival Manual (Arctic/Desert)	Snowshoes
Insect Repellant	Axe or Hatchet
Insect Headnet (1-per occupant)	Gill Net/Assorted Fishing Tackle
Personal ELT	Sunscreen

Note: A hand-held 760 channel VHF transceiver radio is recommended.  It should be attached, or immediately accessible, to a crewmember rather than placed in the aircraft survival kit.

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EXHIBIT 3

ALASKA SUPPLEMENT

The following provisions shall apply when operating in Alaska. All other provisions not expressly changed herein continue to apply.

NOTE: Contractors from the lower 48 dispatched to Alaska need to have insurance coverage for Alaska, in addition to having Operations Specifications that permit Alaska operations.

(1) SECTION C, General Equipment

Additional Equipment:

A.    One set of approved Tundra Boards or Snow Pads with accompanying FAA certification.

B.    Complete set of current aeronautical charts and navigation publications covering areas of operation within Alaska and Canada.

C.    Survival kit:

All aircraft will carry survival equipment. Survival kits will contain at least the following items and additional items required by local regulation as is appropriate for local climate and terrain conditions.

The minimum equipment to be carried during the summer months:

Item	Item
Ax or hatchet (1), and Knife (1)	Water Purification Tablets
Magnesium Fire Starter	Mosquito repellant containing DEET
Whistle	Mosquito headnet for each occupant (1)
Signal Mirror	Candles (5 each)
Aeronautical Flares (6-each)	Space Blanket (1 per occupant)
Matches (2-small boxes in waterproof containers)	Nylon Rope or Parachute Cord (50-feet)
Food (Each occupant sufficient to sustain life for 1-week)	An assortment of fishing tackle such as hooks, flies, lines, sinkers, etc.

Personal Locator Beacon (PLB) (Note: required only if Aircraft ELT requires tools to be removed)

In addition to the above, the following shall be carried as minimum equipment from October 15 to April 1 of each year:

Item	Item
Pair of Snowshoes (1)	Sleeping bag per two occupants (1)
Wool blanket or equivalent for each occupant over 4-years of age (1)

Note: A hand-held 760 channel VHF transceiver radio is recommended. It should be attached, or immediately, accessible, to a crewmember rather than placed in the aircraft survival kit.

FUEL SERVICING VEHICLE SPECIFICATIONS -

A fuel servicing vehicle and driver are not required.

The Government will furnish, transport, and store all aircraft fuel required at no expense to the Contractor.

Grades of Government-furnished fuel vary from location to location, and the Contractor shall use the grade available.

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EXHIBIT 3
ALASKA SUPPLEMENT (Cont)

The appropriate type of fuel (Avgas or Jet fuel), in one of the following grades, will be available at each location:

AVGAS	JET FUEL
100	Jet A
100LL	Jet A-50
Jet B
Jet-4 or JP-5 or JP-8

All lubricating oil, parts, and supplies shall be furnished and transported by the Contractor to the assigned work location.

The Contractor shall furnish for each aircraft a portable hand or electrically operated fuel pump, barrel stem, hoses, and filtration system for refueling in remote areas.

The filtration system shall include a unit that accomplishes water separation with positive shut-off. The size of the filtration system unit shall be compatible with pump size. One acceptable three-stage unit is FACET part number 050971. If this model FACET is used, the third stage monitor should be a Velcon part number CDF-210K that is rated to 10 GPM. Also acceptable are Velcon filter spin on 5 micron cartridges, part number 40505SP, rated to 13 GPM; or Velcon VF-31 with 1 micron cartridge element, part number ACO-21005B, rated to 15 GPM. All filtering components shall be changed annually or sooner if needed, and the date of the change shall be placarded on the canister.

The Contractor shall furnish two complete spare filter changes.

AVAILABILITY OF MECHANICS -

The mechanic shall be present for all operations in Alaska. The mechanic shall accompany the helicopter to any assigned work location. The cost of the mechanic shall be included in the Daily Availability Rate.

(2)   SECTION C Payment for Availability

Operations in Alaska will be scheduled by the Government in accordance with flight time/duty time limitations. The schedule will not exceed:

SINGLE CREW: Maximum 14 hour per day PIC, or PIC and SIC.

DOUBLE CREW: Maximum 24 hours per day.

Measurement of availability will be reduced, as specified below, for each hour or portion thereof service is listed as unavailable to the Government. Single or double crew Periods of Unavailability will be accumulated for the day and posted on the Flight Use Invoice as actual clock unavailability. There will no longer be a need to round to the nearest quarter hour or reduce unavailability by 1/56.

Availability, as measured above, will be paid at the applicable rate appearing in the Schedule of Items

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EXHIBIT 3

ALASKA SUPPLEMENT (Cont)

(3)   Payment for Extended Standby is applicable for Alaska assignments.

(4)   SECTION C, Transporting of Relief Crew

If ordered by the Government, the Contractor shall be reimbursed for the cost incurred in delivering personnel to the reporting base NOT TO EXCEED the round trip coach fare from Seattle-Tacoma international Airport. The ordering of additional personnel shall be annotated, (including date and time ordered) on the Flight Use Invoice and signed by the Government Representative placing the order.   The Contractor agrees to deliver additional crew to the host base within 48 hours after notification.  Reimbursement shall be supported by paid receipts and the passenger coupon or legible certified true copies. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor. Copies of receipts to be provided to the helicopter manager for review and approval but are not required to be submitted with the payment document

(5)   AIRCRAFT FUEL, The cost of fuel furnished by the Contractor in lieu of Government Furnished fuel while operating in Alaska will be reimbursed to the Contractor as provided below:

GENERAL: The Contractor shall not charge any fuel acquired under this contract directly to the Government. All fuel not otherwise furnished by the Government must be paid by or charged to the Contractor; The purchase must be approved by the Contracting Officer. Fuel related costs shall be recorded as a line entry (i.e., date, fuel charge, dollar amount, and use-item code fuel charge [FC]), shall be summarized under “Other Charges/Credits” on the Aircraft Use Report (OAS-23), or Flight Use Invoice, and shall be supported by paid legible, itemized invoices from the supplier.  Itemized receipts must support claims for reimbursement and must be kept on file by the contractor. Copies of receipts to be provided to the helicopter manager for review and approval but are not required to be submitted with the payment document Certified true copies may be submitted in lieu of the original invoice.

Government furnished fuel used by the Contractor for maintenance flights, repositioning aircraft, crew transportation, or any other flight for the convenience of the Contractor, will be deducted from amounts due the Contractor at the rate specified in the current Hourly Flight Rate Fuel Consumption and Weight Reduction Chart.

(6)   Adjustment for Flight Rate The flight rate will be reduced to reflect a dry rate by multiplying the fuel consumption for make and model of aircraft by current jet fuel price in the current Hourly Flight Rate Fuel Consumption and Weight Reduction Chart. Mobilization and demobilization will be at the wet rate. The dry rate will be effective upon the first Government-Furnished-Fueling.

FERRY FLIGHTS THROUGH CANADA. Flights through Canada will be paid at the wet rate.

(7)   SECTION C, Payment for Transportation of Helicopter Fuel Not applicable in Alaska

(8)   Wage Determination in effect is the one provided in the solicitation

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EXHIBIT 4

RESTRAINT SYSTEMS CONDITION INSPECTION GUIDELINES

A.    Federal Aviation Regulations require that occupant restraints systems are to be replaced in aircraft manufactured after July 1, 1951; such systems shall conform to standards established by the FAA. These standards are contained in Technical Standard Order TSO-C22. Restraint system eligible for installation in aircraft may be identified by the marking TSO-C22, TSO-C114 on the webbing, or by a military designation number since military systems comply with the strength requirements of the TSO. Aircraft manufacturer installed restraint systems with part numbers are acceptable. Each system shall be equipped with an approved metal-to-metal latching device.

B.    Federal Aviation Regulations provide minimum inspection guidance, other than to state, that mildew and fraying may render the restraint system un-airworthy and that suspected webbing should be tested for tensile strength. The tensile strength requirement for a single person system is 525 pounds (most systems are rated at 1,500 pounds).

C.    Unacceptable Condition Criteria:

Webbing	Hardware	Stitching	TSO Tags

Frayed (5%)	Inoperable	Broken	Missing
Tom	Damaged	Excessive Wear	Illegible
Crushed	Corroded	Missing
Swollen	Excessive Wear
Creased
Deteriorated

D.    References:

14 CFR 91.205

14 CFR 21.607

AC 21-34

TSO-C22

TSO-C114

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EXHIBIT 5

ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT

A.    Fixed Suppressant/Retardant Delivery Tank with Self-Filling Capability

One (1) externally mounted baffled, quick-disconnect (45-minutes) fixed suppressant/retardant delivery tank that meets or exceeds the following specification:

Capacity commensurate with the maximum related lifting capability of the helicopter equipped with the tank at sea level on a standard day.

NOTE: ALL CONTROLS FOR TANK SYSTEM SHALL BE LABELED AS TO FUNCTION

1.    Door(s)

The Tank door(s) shall be designed such that:

a.     The frontal area of the retardant column is minimized.

b.     The door(s) does not appreciably deflect the retardant when fully opened.

c.     The tank and doors shall be leak proof, i.e. 1/2 gallon or less in a 24-hour period

d.     The doors shall be closeable in flight if the aircraft is not capable of landing with the door(s) open without damaging the door(s).

2.    Venting

a.     The tank shall be vented so that no more than 0.25 PSI negative pressure will be created in the tank head space during the fastest drop sequence.

b.     The vent shall not leak during filling or normal flight maneuvers.

3.    Fill Port(s)

a.     The fill port shall be a 3-inch Kamlock® fitting (male) and shall be located on the right and left side of the aircraft.

b.     The fill port shall not leak or overflow during ground operations or during normal flight maneuvers.

Note: For hover draft operations, fill ports are not required.

4.     Controls

a.     The door open switch shall be the same switch that opens the water bucket.

b.     When required, the tank close switch shall be the same switch that closes the water bucket.

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EXHIBIT 5

ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Cont)

c.     All tanks shall be equipped with an independently controlled and operated emergency dump system enabling the entire load to be dropped in less than 6-seconds. This system shall use mechanical, pneumatic, or fluid pressure for operation.

d.     Emergency systems operated by pneumatic or fluid pressure shall be isolated from the normal tank system pressure. Normal function or failure of the normal system shall not affect the emergency system pressure. Emergency systems dependent on normal operating aircraft or tank systems for initial charge shall have a pressure gauge or indicator readily visible to the crew. Emergency systems dependent on precharged bottles shall have a positive means of checking system charge during preflight.

e.     The primary emergency dump control shall be positioned within easy reach of the pilot and copilot while strapped in their respective seats. Electrically operated controls shall be wired direct to a source of power isolated from the normal aircraft electrical bus and protected by a fuse or circuit breaker of adequate capacity.

5.     Certifications

a.     The aircraft will be certificated in the normal or transport category except when restricted operations are authorized by the CO.

b.     Weight and balance computations shall be made with the tank full, empty, and removed, showing the helicopter to remain within acceptable center of gravity limits at all times

c.     The tank shall accept filling at a rate sufficient to allow the tank to be filled to capacity in no more than 1-minute.

B.    Suppressant/Retardant Mixing Equipment

1.     Installation

The unit shall be designed for ease of installation and loading and shall not require any modifications to the helicopter. Modifications are defined as any change to the integrity of the structural components of the helicopter airframe, such as drilling holes in tubing or distorting the metal.

2.     Containment

Any unit mounted inside the helicopter (other than those that have STC’s or 337’s) shall have a containment vessel around the pumping and concentrate storage supply. The containment vessel shall be able to hold 125% of the concentrate supply. The discharge hose and fittings shall be able to withstand 150 PSI or two times the rated maximum pressure output of the pump, whichever is greater. The discharge hose that is inside the cabin shall have a containment sleeve of clear hose to check for leaks.

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EXHIBIT 5

ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Cont)

3.     Restraint

The foam pumping unit containment vessel and concentrates shall be affixed to the helicopter in a means to prevent injury to any occupants. The design shall meet the maximum inertia forces specified in 14 CFR 23.561(b)(2).

4.     Hose Routing

The hose used to carry the concentrate shall be routed out the side of the helicopter away from the pilot. Hoses will be routed in a manner that will not interfere with flight controls.

5.     Breakaway Fittings

Any hose shall have a disconnect that will pull away from the hose when the bucket is released. The disconnect shall be close to the helicopter to keep the hose from beating against the helicopter. The disconnect shall hold the pressure of the line and be able to activate at 1/3 of the bucket empty weight.

6.     Compatibility of Materials

The materials used in construction of any foam dispensing unit shall be compatible with all foams. Materials shall be resistant to corrosion, erosion, etching, or softening. To evaluate the materials, submerge in foam concentrate for 96 hours then in a 1½% solution for 96-hours.  Material samples shall be measured, weighed and visually examined to insure that deterioration of the materials and the assembly does not occur with operational use. Unacceptable conditions may be, but are not limited to cracking, crazing, softening, joint separation, bulging, diminished wall thickness, glue or mastic breakdown, or defective fasteners, gaskets or fittings.

7.     Foam Quantity

Unit is to be of the optimum size compatible with the make and model helicopter. However, the unit shall carry a minimum of 5 (five) gallons of concentrate for each 100 gallons of bucket capacity.  Downloading may be accomplished when desirable during operations.

8.     Power

Power source for the dispenser shall be obtained from the helicopter by installing a MS 3116F-12-3P, 3 pin connector on the cord to the unit pin A shall be +28 VDC and pin B for ground (this is the same plug used for the infrared imaging system). Electrical power required to operate the concentrate pump shall not be in excess of that normally available from the plug used as the source of power.

9.     Vibration

The unit shall not cause undue vibration in the helicopter during operation or in flight. The unit shall be padded to keep from causing any single stress points on any parts not designed for such.

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EXHIBIT 5
ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Cont)

10.   Operation

The pilot shall be able to operate the unit with a minimal level of attention. The system shall be automated to the point where the pilot has one control to operate. Once the control is set for flow rate there should be no further adjustment necessary to the unit.

11.   Flow Rate

The system shall be capable of dispensing a variable amount of concentrate, in flight, to achieve a mixture ratio ranging from 0.1 to 1.0% by volume in 0.1% increments.

12.   Concentrate Loading

Loading using 5-gallon containers is preferred.  Bulk loading shall be performed so such loading will avoid any spillage on the helicopter or come in contact with the helicopter. Servicing shall be accomplished during normal refueling time for the helicopter and take no longer than the refueling operation. Loading operations are to be performed by Contractor personnel.

13.   Approved Foam Products can be found at: Wildland Fire Chemical Systems (WFCS) www.fs.fed.us/rm/fire

a.	When transporting retardant or equipment containing retardant residue, Contractor shall take precautions to prevent retardant from coming in contact with the aircraft structure.

b.	Offered equipment will be approved by the CO prior to any use under the Contract.

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C.    Additional equipment offered shall meet the following requirements:

1.     Power source for a Helitorch or remote cargo hook.

a.     An MS 3101A-24-11S, 9-pin connector shall be provided. Pin D shall be airframe ground. Pin E shall be switched 28VDC, protected by a 50 amp circuit breaker that can be manually opened and reset. The water bucket open switch shall also activate this circuit.

b.     The connector shall be mounted adjacent to the cargo hook (within 12 inches). A wire rope lanyard or other similar device shall be provided for support of the connector so that tension loads will not be placed on the electrical wiring.

c.     This connector has multiple circuit capacity sufficient to provide power and control for Contractor-furnished equipment such as the required water bucket. Water buckets shall be wired through this connector.

Notes:

i).     See FS/AMD A-16 for a 9-pin wiring diagram for suppressant/retardant buckets (See: www.fs.fed.us/fire/niicd/documents.html)

ii).    The 9-pin connector is required on Type II (Medium) Exclusive Use helicopters and all Type III (Light) helicopters. Requiring the 9-pin connector on additional helicopters must be specifically mentioned in the contract.

2.     Remote Cargo Hook

a.     As a minimum, the remote cargo hook shall be completely disassembled and inspected with repairs made as required; lubricated and perform a full-load operational check every 24 calendar months.

b.    All work shall be done in accordance with manufacturer’s maintenance manuals, as applicable.

3.     Long-lines (as applicable)

a.    Rotation resistant wire rope

(1)  Rotation resistant wire rope with swaged fittings rated in accordance with ANSI Standards

(2)  Fabrication and installation methods shall be in accordance with aircraft and ANSI Standards.

b.    Synthetic Long Line

(1)  Helicopter synthetic long-lines shall be constructed from the HMWPE (High Molecular Weight Polyethylene Equipment) or HMPE (High Molecular Polyethylene Equipment)

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family of rope fibers including brand names such as Spectra® by Allied Signal or fibers with similar properties.

(2)   Rope Diameter.  Minimum rope diameter shall be ½-inch

(3)   Working or Rated Load

A.  The working or rated load of a rope is the maximum static load that will be lifted by the rope. Working loads are based on a percentage of the approximate breaking or ultimate strength of the rope when new and unused. The working load shall be appropriate to the lifting capability of the helicopter.

B.   For reference, lifting capability for each category of helicopter is as follows:

Type I (Heavy)	8000 to 30,000 lbs or greater
Type II (Medium)	1600 lbs to 4500 lbs
Type III (Light)	750 lbs to 1600 lbs

(4)   Factor of Safety

A factor of safety of 7 shall be used for helicopter synthetic long-lines. Therefore, all ropes shall have an ultimate strength of seven times the rated or working load. For example, if a Type II (Medium) helicopter line will have a working load of 4,500 pounds, the rope shall have strength, when new, of at least 31,500 pounds. Rope diameters will vary depending on strength and type of rope.

(5)   Knots and Splices

Knots are not permitted in the synthetic long-line.  Knots can decrease rope strength by as much as 50%. Splices may be used in the assembly of the long-line, but no mid-line splicing repairs may be done. Re-splicing at the end of the line is permitted only if the rope is in good condition, and the new splice is done per manufacturer’s recommended splicing practices. Splices should always follow the manufacturers recommended splicing practices.

(6)     Maintenance and Inspections

Manufacturer’s recommended maintenance and inspection procedures shall be complied with.

4.     Wire Cutters

Wire cutting devices to provide catastrophic failure protection from striking horizontal wires and cables. At least 85 percent of the frontal area of the helicopter shall be protected.

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EXHIBIT 6
HIGH VISIBILITY MARKINGS ON MAIN ROTOR BLADES

Acceptable Paint Schemes

A.    Starting at blade tip, paint first 1/6th of blade length with gloss white. Paint second 1/6th of blade length with orange. Paint third 1/6th of blade length with gloss white. Paint next 1/3rd of blade length with orange.  Paint remaining 1/6th of blade length with gloss white.

White	Orange	White	Orange	White	Hub	White	Orange	White	Orange	White
1/6	1/6	1/6	1/3	1/6		1/6	1/3	1/6	1/6	1/6

B.    One black and one white blade.

C.    Paint schemes previously approved under Interagency Fire and Aviation Contract.

D.    Paint schemes and color variations specified by manufacturer in a service bulletin, instructions, or other manufacturer published document or text.

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EXHIBIT 7
ADDITIONAL AVIONICS EQUIPMENT

Additional avionics equipment specifications when identified as a requirement in Section B.

These Optional Items, if furnished by the contractor, shall meet the following specifications:

A.           GPS Data Connector

Standard Category Type II (Medium) & Type III (Light): One GPS Data Port Connector. A GPS data port connector shall be installed for the purpose of external data retrieval by a GIS laptop computer. The connector shall be a DB-9F type D sub-connector shall be wired for RS-232C serial format for laptop computers (pin 2-transmit data, pin 3-receive data if applicable, and pin 5-ground) and shall be mounted in a location convenient to the observer. Note: Not required for aircraft designed for a single occupant (i.e. K-MAX) or tanked aircraft.

B.             Additional GPS Antenna

Standard Category Type II (Medium) & Type III (Light): The Contractor shall allow the Government to utilize a portable GPS in the aircraft. In order to facilitate this, the Contractor shall provide a low-profile GPS aviation antenna (Freeflight Systems part number 16248-20 (telephone number (254) 662-0000) or equivalent) mounted atop the aircraft per the manufacturers installation manual, with associated cable and type “N” female connector, terminated within the aircraft in a location convenient to the observer. Note: Not required for aircraft designed for a single occupant (i.e. K-MAX) or tanked aircraft.

C.             Fuel Service Vehicle Radio

1.               A VHF-FM two-way mobile radio, with a matched broadband antenna (Antenna Specialists ASPR7490, Maxrad MWB5803, or equivalent), shall be installed in the fuel-servicing vehicle. The radio shall provide selection of either wideband (25.0 kHz) or narrowband (12.5 kHz) channel spacing on each channel operating from 150 MHz to 174 MHz. The radio shall be frequency-synthesized, equipped with a CTCSS sub-audible tone encoder having a minimum of 32 selectable tones meeting the current TIA/EIA-603 standard, and develop a minimum of 30 watts nominal output power.

2.               Transceivers shall be set to operate in the analog narrowband mode unless local requirements dictate otherwise. All radios must have the ability to be programmed in the field by the radio operator without the aid of a computer or the services typically found in a radio shop.

3.              The use of appropriate VHF-FM portable radios with suitable output power booster units is permissible. See the below VHF-FM Portable Radio section for portable radio requirements.

4.              All VHF-FM transceivers (aeronautical, mobile, and portable) furnished to meet the requirements of this contract must be multimode (P25) digital by January 1, 2010. Only P25 compliant transceivers will be acceptable after this date.

Amendment 01

Dated April 4, 2008

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EXHIBIT 7
ADDITIONAL AVIONICS EQUIPMENT (Cont)

Note: It is highly recommended that a programming “cheat sheet” accompany the fuel servicing vehicle.

D.            VHF-FM Portable Radio

1.               A VHF-FM two-way portable radio operating from 150 MHz to 174 MHz. The radio shall provide selection of either wideband (25.0 kHz) or narrowband (12.5 kHz) channel spacing on each channel. The radio shall be frequency-synthesized, equipped with a CTCSS sub-audible tone encoder having a minimum of 32 selectable tones meeting the current TIA/EIA-603 standard, and develop a minimum of 1 watt nominal output power but no more than 10 watts nominal output power. Modified or Family Service Radios (FSR) are not acceptable.

2.               Transceivers shall be set to operate in the analog narrowband mode unless local requirements dictate otherwise. All radios must have the ability to be programmed in the field by the radio operator without the aid of a computer or the services typically found in a radio shop.

3.              When the above Fuel Service Vehicle Radio requirement is met with the use of a VHF-FM portable radio with output power booster, that portable VHF-FM radio may be used to comply with this section as long as the portable radio complies with all specified VHF-FM Portable Radio requirements. The VHF-FM portable radio used in the fuel service vehicle must be removable and still operate as a portable radio.

4.              At least two fully charged batteries per radio are required at the beginning of each shift. The contractor supplied batteries must operate the portable radio throughout the shift. It is highly recommended that all portable radios utilize an AA alkaline battery clamshell. A source of 115 VAC power may not be available for rechargeable batteries.

5.               All VHF- transceivers (aeronautical, mobile, and portable) furnished to meet the requirements of this contract must be multimode (P25) digital by January 1, 2010. Only P25 compliant transceivers will be acceptable after this date.

Note: It is highly recommended that a programming “cheat sheet” accompany the VHF-FM portable radio. Additionally, the radio should have a carrying case or chest pack carrier and utilize AA batteries

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EXHIBIT 8
FUEL SERVICING EQUIPMENT REQUIREMENTS

A.    General

1.               An approved fuel servicing vehicle (FSV) (truck, pump-house, or trailer) shall be provided with each helicopter. The FSV shall be inspected annually and shall be stationed at the Host Base unless dispatched by the Contracting Officer. Vehicle shall display a current USFS or USDI-AMD inspection sticker.

2.               The fuel-servicing vehicle shall be capable of transporting fuel over rough mountainous terrain to include grades of up to 9%.

3.               Fuel tank/chassis combinations which are not compatible and/or that exceed the gross vehicle weight rating (GVWR) when tank(s) are full are not permitted.

4.               Fuel servicing vehicles shall be properly maintained, cleaned, and reliable. Tanks, plumbing, filters, and other required equipment shall be free of leaks, rust, scale, dirt, and other contaminants.  Trailers used-for storage and transport of fuel shall have an effective wheel braking system.

5.               Spare filters, seals, and other components of the fuel-servicing vehicle filtering system shall be stored in a clean, dry area in the fuel service vehicle. A minimum of one set is required to be with the vehicle.

6.               The fuel servicing vehicle tank capacity shall be sufficient to sustain 8-hours of flight (14-hours of flight when the aircraft is doubled crewed and required in the Schedule of Items). Barrels are not acceptable. The fuel servicing vehicle manufacturers’ gross vehicle weight (GVW), with a full fuel tank, shall not be exceeded

7.               All tanks will be securely fastened to the vehicle frame in accordance with DOT regulations and shall have a sump or sediment settling area of adequate capacity to provide uncontaminated fuel to the filter.

8.               A 10-gallon per minute filter and pump is the minimum size acceptable. Filter and pump systems sizes shall be compatible with the helicopter being serviced.

9.               The filter manufacturer’s Operating, Installation and Service Manual shall be with the fuel-servicing vehicle.  Filters shall be changed in accordance with the filter manufacturer’s manual, at a minimum of every 12-months, whichever is less, and documented. The filter vessel shall be placarded indicating filter change date and documented in service vehicle log.

10.         Gasoline engine driven pumps shall be designed to pump fuel, have shielded ignition system, Forest Service approved spark arrestor muffler, and a metal shield between the engine and pump. Other exposed terminal connections shall be insulated to prevent sparking in the event of contact with conductive material.

11.         Fuel trucks shall meet the dead man switch requirements as outlined in NFPA 407.

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EXHIBIT 8
FUEL SERVICING EQUIPMENT REQUIREMENTS (cont)

B.             Equipment

1.               Each aircraft fuel servicing tank vehicle shall have two fire extinguishers, each having a rating of at least 20-B: C with one extinguisher mounted on each side of the vehicle. Extinguishers shall comply with NFPA 10 Standards for Portable Fire Extinguishers.

2.               Fuel tanks shall be designed to allow contaminants to be removed from the sediment settling area.

3.               Only hoses compatible with aviation fuel shall be used for servicing. Hoses shall be kept in good repair. The hose shall be at least 50 feet in length, minimum of 1/2 the rotor diameter plus 20 feet for rapid refueling.

4.               Fuel nozzle shall include a 100-mesh or finer screen, a dust protective device, and a bonding cable with clip or plug.  Except for closed circuit systems, no hold-open devices will be permitted.

5.               An accurate fuel-metering device for registering quantities in U.S. gallons of fuel pumped shall be provided. The meter shall be positioned in full view of the fuel handler while fueling the helicopter.

6.               Fuel servicing vehicle shall have adequate bonding cables.

7.               Fuel servicing vehicles shall comply with DOT and EPA requirements for transportation and storage of fuel, and shall carry sufficient spill response materials to absorb or contain up to 5-gallons of petroleum product spillage and shall have access to spill response resources for spills greater than 5 gallons. The Contractor is responsible for proper disposal of all products used in the cleanup of a spill in accordance with the EPA, 40 CFR 261 and 262.

C.    Markings

1.               Each fuel-servicing vehicle shall have “NO SMOKING” signs with 3-inch minimum letters visible from both sides and rear of vehicle.

2.               Each vehicle shall also be conspicuously and legibly marked to indicate the nature of the fuel. The marking shall be on each side and the rear in letters at least 3 inches high on a background of sharply contrasting color such as Avgas by grade or jet fuel by type. Example: Jet-A white on black background.

3.               All fuel-servicing vehicles shall be placarded in accordance with 49 CFR 172.

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D.    Filtering System (Three-Stage or Single-Stage is acceptable)

1.               The first and third stage elements of a three-stage system and the elements of a single-stage system shall be new and installed by the Contractor during the annual inspection and witnessed by the Government Inspector, upon request.

2.               The separator element (Teflon screen) of the three-stage system shall be inspected and tested as prescribed by the manufacturer during the inspection. The filter assembly shall be placarded with that data.

3.               If equipped with a drain, the bottom of the filter assembly shall be mounted to allow for draining and pressure flushing into a container. If the unit is drained overboard, the fuel shall not come in contact with the exhaust system or the vehicle’s wheels.  If the unit is equipped with a water sight gauge, the balls shall be visible.

4.               Three-Stage (filter, water separator, monitor) System:

Fueling systems shall utilize a three-stage system such as a Facet Part Number 050970-M2 for 20 gallon-per-minute (gpm) pump, or equal.  A Facet Part Number 050971-M2 for a 10 gallon-per-minute pump, or equal. An acceptable third-stage (monitor) unit is Velcon CDF-220 Series for 20-gpm flow or Velcon CDF-210E for 10 gpm systems.

5.               Single-Stage System or Three-in-One Filter Canister:

Fueling systems shall utilize a single element system such as a Velcon filter canister with Aquacon cartridge of a size compatible with pumps flow rate.

6.               Differential pressure gauge(s) shall be installed and readable. Example: Velcon VF-61 canister with an ACO-51201C cartridge.

E.     Fuel Servicing

1.               General

a.               The Contractor shall supply all aircraft fuel unless the Government exercises the option of providing fuel. All fuel provided by the Contractor will be commercial grade aviation fuel, Only fuels meeting the specifications of American Society for Testing and Materials (ASTM) D-1655 (Type Jet A, A-1 or B), MIL T-5624 (Grade JP-4 or JP-5) for turbine engine powered aircraft are authorized for use.

b.              Fueling operations, including storage and handling, shall comply with the airframe and engine manufacturer’s recommendations and all applicable FAA standards. NFPA Standard No. 407, Aircraft Fuel Servicing, shall be followed except that no passengers may be on board during fueling operations.

c.               The contractor shall ensure that they are in compliance with 40 CFR Part 112: Oil Pollution Prevention; Spill Prevention, Control, and Countermeasure Plan Requirements (SPCC). An SPCC plan is required for each mobile fueler used on this contract regardless of bulk storage container (tank) size.

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d.              Fuel shall pass through a filtering system in accordance with the filter manufacturer’s recommendations.

2.               Rapid Refueling

a.               There are two approved methods (CCR and Open Port) for fueling helicopters with engine(s) running.

(1)   Closed Circuit Refueling (CCR).  This method of refueling uses a CCR system designed to prevent spills, minimized fuel contamination, and prevent escape of flammable fuel vapors. Open port nozzle Emco Wheaton Model G457 or equivalent may be used in place of CCR system.

(2)   Open Port.  This method of refueling allows flammable fuel vapors to escape.

b.              Rapid refueling of helicopters is permitted if requested by the Government, and the Contractor follows NFPA 407 procedures, and the Contractor has an approved rapid refueling procedure. For 14 CFR Part 133 and 137 operators a copy of company rapid refueling procedures must be submitted prior to rapid refueling. Rapid refueling authorization shall be annotated on the approval card. Additionally, the Contractor shall meet the following requirements:

(1)          A pilot shall be seated at the controls of the aircraft during refueling operations.

(2)          The aircraft shall be shut down after every 4-hours of continuous operation.

(3)          Personnel providing onsite fire protection are briefed on the Contractor’s rapid refueling procedures.

(4)          Government personnel shall not refuel Contract aircraft unless the pilot requests Government assistance due to an emergency situation; or when the Government provides the fuel servicing system and dispensing personnel.

(5)          The hose shall be at least 50 feet in length, minimum of 1/2 the rotor diameter plus 20 feet for rapid refueling.

(6)          A Closed Circuit refueling adapter shall be provided to allow fueling of aircraft equipped for single point refueling.

F.     Fuel Quality Control Procedures

Compliance with fuel quality control requirements is the responsibility of the contractor.  NFPA 407 shall be followed for Aircraft Fuel Servicing.

1.               Daily

a.               Check for and remove any water from fuel tanks. A water check will be performed each morning before the vehicle is moved, after every reloading of fuel, washing of equipment, and after a heavy rain or snowstorm.

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EXHIBIT 8
FUEL SERVICING EQUIPMENT REQUIREMENTS (Cont)

b.              Drain all filter/separator drain valves and check for water and other contaminants. Draw off any accumulation of water.

c.               Draw off a sample from the fuel nozzle. Sample shall be collected in a clean, clear glass jar and examined visually. Any visual water, dirt, or filter fibers are not acceptable.

2.               During Helicopter Fueling Process

a.               Check sight gauge for water, if equipped

b.              Visually inspect fueler for leaks. Repair as necessary.

3.               Weekly

a.               With pump operating, pressure flush filter assembly. Continue flush operation until sample is clear, clean, and bright.

b.              Time flow rate with full open flow from nozzle. Record gallons-per-minute to nearest 1/10 gallon.

c.               Check condition of covers, gaskets, and vents.

d.              Inspect all fire extinguishers for broken seals, proper pressure, and recharge date. Recharge as necessary.

e.               Inspect hoses for abrasions, separations, or soft spots. Weak hoses will be replaced.

4.               Record Keeping. (Records to be kept with the Fuel Truck) The fuel handler shall keep a record containing the following information: (as a minimum)

a.               Condition (clean, clear, bright, etc.) of fuel sample at:

1.               Nozzle

2.               Filter Sump

3.               Tank Sump

b.              Flow rate in gallons per minute to the nearest 1/10 gallon

c.               Filter change (reason & date)

d.              Record of source, location, when and quantity of fuel loaded into servicing vehicle

e.               Fuel servicing vehicle tank ports will be secured and locked to prevent access by unauthorized individuals.

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EXHIBIT 9
OPERATIONS AND SAFETY PROCEDURES GUIDE FOR HELICOPTER PILOTS

It is important for Contract pilots to be familiar with the Contract specifications. See Forest Service website: http://www.nifc.gov/aviation/helicopters.htm

Pilot operation briefings will emphasize the following areas:

1.               Pilot Authority and Responsibility

2.               Helicopter Management

3.               Operational Requirements

4.               Operating Limitations and Weather Requirements

5.               FM Radio and GPS Operations

6.               Flight Following and Flight Plans

7.               Incident Airspace

8.               Knowledge and Procedure Overview

9.               Regional Procedures

10.         Reference Web Sites

11.         Pilot Certification

12.         Verification of Long-Line and/or Snorkel Training

13.         Flight Hour requirements and experience verification

14.         Required documentation for pilot carding

It is the company’s responsibility to submit verification of pilot security background checks for all pilots working under this exclusive use contract to the National Helicopter Program Manager and the Helicopter Inspector Pilot (HIP)

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EXHIBIT 10
INTERAGENCY GUIDELINES FOR VERTICAL REFERENCE/EXTERNAL LOAD TRAINING

National Interagency Helicopter Standards require that contractors develop a Vertical Reference / External Load Training Syllabus and that contract pilots receive this training before applying for Agency Special Use approval. Each contract pilot must have a current proficiency endorsement from the company’s chief pilot in order to qualify for a Flight Evaluation by an Interagency Helicopter Inspector Pilot.

The Applicant has demonstrated VTR proficiency with a 150’ long-line by:

1)              Exhibiting knowledge of the elements of vertical reference / external load operations.

2)              Performing a thorough preflight briefing of ground personnel to include hookup procedures, signals, and pilot and ground personnel actions in the event of an emergency or hook malfunction.

3)              Visually determining that the cargo hook(s) and cables are installed properly and that electrical and manual releases are functioning properly.

4)              Ascending vertically using vertical reference techniques while centered over the load until the load clears the ground, then maintain a stable hover with a load 10 feet (+ - 5-feet) above the ground for 30 seconds. (The applicant should insure that the long-line does not become tangled on external parts of the helicopter).

5)              Controlling the hook movement and stopping load oscillations while in a hover.

6)              Maintaining positive control of the load throughout the flight while maintaining specified altitude within 50 feet, airspeed within 10 knots, and heading within 10 degrees.

7)              Maintaining the proper approach angle and rate of closure to establish an out-of-ground effect hover with the load 10 feet above the ground (+ -5 feet) for 30 seconds and then placing the load within a 10-foot radius of the specified release/touchdown point.

8)              Maintaining the proper approach angle and rate of closure to establish an out-of-ground effect hover within a confined area with the load 10 feet above the ground (+ - 5 feet) for 30 seconds and then placing the load within a 10-foot radius of the specified release/touchdown point.

NAME:	CERT NO:	☐ INITIAL	☐ RECURRENT
(Check One)

I certify that the above listed pilot has completed training as outlined in the National Interagency Helicopter Standards and meets the currency and performance requirements of this company’s Vertical Reference / External Load Training Manual and recommend him/her for evaluation.

CHIEF PILOT:		COMPANY:
Printed Name

CHIEF PILOT:		DATE: / /
Signature

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EXHIBIT 10
INTERAGENCY GUIDELINES FOR VERTICAL REFERENCE/EXTERNAL LOAD TRAINING STANDARDS (Cont)

National Interagency Helicopter Standards require that contractors develop a Vertical Reference training syllabus for pilots who fly helicopters with a fixed tank and snorkel and that contract pilots receive initial and recurrent training before applying for agency Special Use approval. Each contract pilot shall have a current proficiency endorsement from the company’s chief pilot in order to qualify for a Flight Evaluation Check by an Interagency Helicopter Inspector Pilot.

VERTICAL REFERENCE GUIDELINES FOR HELICOPTERS USING A FIXED TANK WITH SNORKLE

The pilot shall demonstrate proficiency with the snorkel by:

•                  Exhibiting knowledge of the elements of vertical reference operations.

•                  Performing a thorough preflight of the tank and snorkel

•                  Establishing a hover before takeoff by ascending vertically using vertical reference techniques while not dragging the snorkel.

•                  Establishing and maintaining the proper approach angle and rate of closure to establish a 5 foot snorkel height above the porta-tank and then lowering the snorkel into the tank. Maintain a stable hover for 30 seconds. Ascend vertically while keeping the snorkel clear of the edges of the tank until the snorkel is at least five (5) feet above the tank. Transition to forward flight without allowing the snorkel to settle back into the tank,

OR

•                  Establishing and maintaining a proper approach angle and rate of closure to establish a 5 foot snorkel height above the ground and over a circle of 8 to 10 feet in diameter. The circle shall be marked by paint or other easily identifiable material. From a stable hover, lower the aircraft until the snorkel head is touching the ground. Execute a 360 degree turn (left or right) while maintaining the snorkel head in contact with the ground within the circle and not allowing any part of the snorkel hose to touch the outside of the circle. The maneuver should be completed in 90-120 seconds,

AND

•                  Perform a landing while placing the main landing gear in a 6 foot diameter circle.

NAME:	CERT NO:	☐ INITIAL	☐ RECURRENT
(Check One)

I certify that the above listed pilot has completed training as outlined in the National Interagency Helicopter Standards and meets the currency and performance requirements of this company’s Vertical Reference / External Load Training Manual and recommend him/her for evaluation.

CHIEF PILOT:		COMPANY:
Printed Name

CHIEF PILOT:		DATE: / /
Signature

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EXHIBIT 11
HELICOPTER MAKE/MODEL/SERIES LIST

Grouping of like makes and models of aircraft allows determination of pilot authority. Differences training shall be completed for each of the makes/models in a grouping.  Make/model qualification and currency are met with time flown in any aircraft in grouping.

When make/model/series currency is specified in the procurement document, only that specific make/model/series may be used to determine currency.

Make	Model
Agusta	A-119

Bell	47 Series (All Recips)
Bell	47Series (Soloy)
Bell	206A, 206B, 206B3
Bell	206L, 206L1, 206L3, 206L4
Bell	407
Bell	204, 205, UH-1, All Series
Bell	212, 412
Bell	214

Boeing	BV-107-II, KV-107-II
Boeing	BV-234, CH-47
Boeing	369 (500) Series
Boeing	MD-600N
Boeing	MD-900, 902

Enstrom	28 Series

Eurocopter	SA-315, SA-316, SA-319 (Alouette/Lama)
Eurocopter	SA-318
Eurocopter	AS 350 Series (A-star)
Eurocopter	AS-355 Series (Twin Star)
Eurocopter	SA-341 (Gazelle)
Eurocopter	SA-360
Eurocopter	SA-365 (Dauphin)
Eurocopter	SA-330, AS-332 (Puma)
Eurocopter	MBB-105 Series
Eurocopter	BK-117 Series
Eurocopter	EC-145
Eurocopter	EC-135
Eurocopter	EC-120
Eurocopter	BO-105

Hiller	12 Series (Recips)
Hiller	12 Series (Soloy)
Hiller	FH-1100

Hughes/Schweizer	269 (300) Series (Recips)
Schweitzer	330

Sikorsky	S-55, H-19 (Recip), S-55T
Sikorsky	S-58, H-34 Series (Recip), S-58T Series
Sikorsky	S-62
Sikorsky	S-61 Series, SH-3
Sikorsky	S-64, CH-54
Sikorsky	CH-53
Sikorsky	S-76 Series
Sikorsky	S-70, Uh-60 Series

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EXHIBIT 12

HELICOPTER SERVICES HOURLY FLIGHT RATES, FUEL CONSUMPTION, AND WEIGHT REDUCTION CHART    04/14/2008

Effective April, 14, 2008

FOR CONTRACTS AWARDED    2008 -2011 (CWN/Exclusive Use)

COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	APRIL 2008 HOURLY FLIGHT RATE ($/HR)	LOAD CALCULATION Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 Koala	55	$1,076	230
	AW 139	129	$2,172	Not Established
	EH 101	211	$4,255	Not Established
AEROSPATIALE	SA 315B	58	$1,526	180
	SA 316B	58	$1,526	170
	SA 318C	45	$1,391	80
	SA 319B	45	$1,401	150
	AS 330J	179	$3,863	N/A
	SA 332L1	160	$3,816	N/A
	SA 341G	45	$1,372	170
	AS 350B/350BA	45	$986	130
	AS 350B1	46	$991	160
	AS 350B2	48	$1,005	160
	AS 350B3	50	$1,064	175
	AS 350D	38	$955	130
	AS-355F-1/355F-2	58	$1,215	140
	AS 365N1	87	$1,946	275
	EC 120	31	$760	Not Established
	EC 130B4	53	$1,010	Not Established
	EC 135	64	$1,256	220
	EC 145	80	$1,553	Not Established
	EC 155B1	95	$2,051	Not Established
	EC 225	183	$3,589	Not Established
BELL:	47/SOLOY	23	$613	120
	204B (UH-1 Series)	86	$1,520	200
	204 Super B	90	$1,564	200
	205A-1	88	$1,545	260
	205A-1++	90	$1,585	260
	206B-II	25	$741	100
	206B-III	27	$763	130
	206L-1	32	$894	150
	206L-3	38	$937	180
	206L-4	38	$922	180
	210	90	$1,580	260
	212	100	$1,808	390
	214B	160	$2,460	380
	214B1	145	$2,290	380
	214ST	133	$2,826	420
	222A	70	$1,706	Not Established
	222B	83	$1,792	Not Established
	222UT	83	$1,792	Not Established
	407	45	$1,304	155
	412	110	$1,971	390
	412HP	110	$1,947	390
	UH-1B	86	$1,491	N/A
	UH-1B Super	88	$1,521	NA
	UH-1F	88	$1,521	N/A
	UH-1H (13 engine)	88	$1,521	N/A
	UH-1H (17 engine)	90	$1,561	N/A
	TH-1L	88	$1,521	N/A
BOEING:	BV-107	180	$3,674	N/A
	BV-234	405	$6,692	N/A
HILLER:	SL-3/4	21	$590	90
	H-1100B	22	$761	130
	UH-12/Soly	23	$672	100
KAMEN:	H43-F	85	$1,516	N/A
	K-1200	85	$1,654	N/A
MBB:	BO105CBS	55	$1,196	180
	BK-117	77	$1,678	160
McDONNELL-	500C	23	$763	110
DOUGLAS:	500D/E	28	$782	120
	520N	32	$819	100
	530F	34	$876	120
	600N	41	$974	155
	900/902	69	$1,360	210
SIKORSKY	CH 53D	425	$6,558	N/A
	CH 54/S 64	525	$7,145	N/A
	S-55T	47	$1,101	170
	S-58D/E	83	$1,602	N/A
	S-58T/PT6T-3	115	$2,093	400
	S-58T/PT6T-6	115	$2,093	460
	S-61N	170	$3,487	N/A
	S-62A	70	$1,306	300
	S-70	160	$3,327	N/A
	S-76C+	90	$1,959	Not Established
	S-92	178	$2,952	Not Established
AVERAGE GALLON PRICE:		JET FUEL:	$5.36

Amendment 01

Dated April 4, 2008

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EXHIBIT 13

INTERAGENCY HELICOPTER LOAD CALCULATION

Instructions

A load calculation must be completed for all flights. A new calculation is required when operating conditions change (± 1000’ in elevation or ± 5°C in temperature) or when the Helicopter Operating Weight changes (such as changes to the Equipped Weight, changes in flight crew weight or a change in fuel load).

All blocks must be completed. Pilot must complete all header information and Items 1-13. Helicopter Manager completes Items 14 & 15.

1.       DEPARTURE – Name of departure location and current Pressure Altitude (PA, read altimeter when set to 29.92) and Outside Air Temperature (OAT, in Celsius) at departure location.

2.       DESTINATION – Name of destination location and PA & OAT at destination.  If destination conditions are unknown, use MSL elevation from a map and Standard Lapse Rate of 2° C/1000’ to estimate OAT.

Check the box in Line 1 (Departure) or Line 2 (Destination) to indicate the most restrictive values used to obtain Computed Gross Weight in Line 7b.

3.       HELICOPTER EQUIPPED WEIGHT – Equipped Weight equals the Empty Weight (as listed in the Weight and Balance Data) plus the weight of lubricants and onboard equipment required by contract (i.e. survival kit, rappel bracket).

4.       FLIGHT CREW WEIGHT – Weight of the Pilot and any other assigned flight crewmembers on board (i.e. Co-pilot, flight engineer, navigator) plus the weight of their personal gear.

5.       FUEL WEIGHT – Number of gallons onboard X the weight per gallon (Jet Fuel = 7.0 lbs/gal; AvGas = 6.0 lbs/gal).

6.       OPERATING WEIGHT – Add items 3, 4 and 5.

7a.     PERFORMANCE REFERENCES – List the specific Flight Manual supplement and hover performance charts used to derive Computed Gross Weight for Line 7b. Separate charts may be required to derive HIGE, HOGE and HOGE-J. HIGE: use Hover-ln-Ground-Effect, External/Cargo Hook Chart (if available). HOGE & HOGE-J: use Hover-Out-Ground-Effect charts for all HOGE operations.

7b.    COMPUTED GROSS WEIGHT - Compute gross weights for HIGE, HOGE and HOGE-J from appropriate Flight Manual hover performance charts using the Pressure Altitude (PA) and temperature (OAT) from the most restrictive location, either Departure or Destination. Check the box in Line 1 (Departure) or Line 2 (Destination) to indicate which values were used to obtain Computed Gross Weight.

8.       WEIGHT REDUCTION – The Government Weight Reduction is required for all “non-jettisonable” loads.  The Weight Reduction is optional (mutual agreement between Pilot and Helicopter Manager) when carrying jettisonable loads (HOGE-J) where the pilot has total jettison control. The appropriate

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

Weight Reduction value, for make & model, can be found in the current helicopter procurement document (contract).

9.       ADJUSTED WEIGHT – Line 7b minus Line 8.

10.     GROSS WEIGHT LIMITATION – Enter applicable gross weight limit from Limitations section of the basic Flight Manual or the appropriate Flight Manual Supplement. This may be Maximum Gross Weight Limit for Take-Off and Landing, a Weight/Altitude/Temperature (WAT) limitation or a Maximum Gross Weight Limit for External Load (jettisonable).  Limitations may vary for HIGE, HOGE and HOGE-J.

11.     SELECTED WEIGHT – The lowest weight, either line 9 or 10, will be entered for all loads. Applicable limitations in the Flight Manual must not be exceeded.

12.     OPERATING WEIGHT – Use the value entered in Line 6.

13.     ALLOWABLE PAYLOAD – Line 11 minus Line 12.  The maximum allowable weight (passengers and/or cargo) that can be carried for the mission.  Allowable Payload may differ for HIGE, HOGE and HOGE-J.

14.     PASSENGERS AND/OR CARGO – Enter passenger names and weights and/or type and weights of cargo to be transported. Include mission accessories, tools, gear, baggage, etc. A separate manifest may be used.

15.     ACTUAL PAYLOAD – Total of all weights listed in Item 14. Actual payload must not exceed Allowable Payload for the intended mission profile, i.e. HIGE, HOGE or HOGE-J.

Both Pilot and Helicopter Manager must review and sign the form. Check if HazMat is being transported.  Manager must inform the pilot of type, quantity and location of HazMat onboard.

157

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EXHIBIT 13

INTERAGENCY HELICOPTER LOAD CALCULATION (Cont)

INTERAGENCY HELICOPTER LOAD CALCULATION OAS-67/FS 5700-17 (11/03)	MODEL
N#
PILOT(S)	DATE
MISSION	TIME
1	DEPARTURE	PA	OAT
2	DESTINATION	PA	OAT
3	HELICOPTER EQUIPPED	5,400 [ILLEGIBLE]
4	FLIGHT CREW WEIGHT
5	FUEL WT ( gallons X 7 lbs per gal)
6	OPERATING WEIGHT (3 + 4 + 5)

Non-Jettisonable	Jettisonable
HIGE	HOGE	HOGE-J

7a	PERFORMANCE REF (List page/chart from FM)
7b	COMP GROSS WT (Req for all Non-Jettisonable)
8	WT REDUCTION (Req for all Non-Jettisonable)
9	ADJUSTED WEIGHT (7b minus 8)
10	GROSS WT LIMIT (FM Limitations Section)
11	SELECTED WEIGHT (Lowest of 9 or 10)
12	OPERATING WEIGHT ((From Line 6)
13	ALLOWABLE PAYLOAD (11 minus 12)
14	PASSENGERS/CARGO MANIFEST

15	ACTUAL PAYLOAD (Total of all weights listed in item 14) Line 15 must not exceed Line 13 for the intended mission
PILOT SIGNATURE	HazMat
MGR SIGNATURE	Yes ☐ No ☐

158

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EXHIBIT 14

HELICOPTER AND FUEL SERVICE TRUCK PRE-USE CHECKLIST

GENERAL

Date:	Aircraft Make/Model:			N #:
Vendor:
Pilot(s) Name(s):
Card Expiration Date(s):
Pilot(s) Carded For Intended Mission(s)?		☐ Yes ☐ No
A/C Card Expiration Date:		A/C Carded For Intended Missions:		☐ Yes ☐ No
Departure Base:		Departure Hobbs Reading:		Arrival Hobbs Reading:
Copy of Contract on Board Aircraft:				☐ Yes ☐ No HazMat HB/Exemption/ERG: ☐ Yes ☐ No

LOGBOOK REVIEW

50/100-Hr., Progressive, Or Other Inspection Program Up-To-Date:				☐ Yes	☐ No
Entries Indicating Damage To Aircraft:				☐ Yes	☐ No
Form HCM-5 “Turbine Engine Performance Analysis’ Onboard Aircraft:				☐ Yes	☐ No
Power Check Completed/Results Satisfactory:				☐ Yes	☐ No
Comments:

CONDITION OF HELICOPTER

Item	OK	Document Inoperable Or Damaged Equipment (Dents, Tears, Leaks, Etc.)
Skin and Exterior
Windows
Doors
Upholstery
Cargo Compartment
Skids/Wheels
Fixed Tank
Other
Comments:

REQUIRED HELICOPTER EQUIPMENT INSTALLED AND OPERATIVE (CONSULT CONTRACT)

Item		Yes	No	Item	Yes	No
Seat Belts and Harnesses				Strobe Light(s)
Hi-Visibility Paint on Main Rotor Blades				Survival Kit
VHF-FM Radio				First Aid Kit
VHF-AM 760 Channel				Fire Extinguisher(s)
Auxiliary Radio Adapter				Cargo Hook
GPS				Convex Mirror
High Skid Gear				Buckets (Appropriate Sizes)
Nine-Pin Connector (Type II and III Helicopters)				Anti-Theft Security Measures in Place
Comments:

REQUIRED SERVICE TRUCK EQUIPMENT INSTALLED AND OPERATIVE (CONSULT CONTRACT)

Item		Yes	No	Item	Yes	No
Spare Set of Filters				Filter Change Data Placarded
Fire Extinguisher(s) Current Inspection				Bonding Cables
Hazmat Marking and Placards				Fuel Quality Control Log
Inspection Stiker				Absorbent Materials for Spills
Beginning Odometer Reading:
Comments:

Signature of Inspecting Govt. Representative & Pilot			Print Name		Date

159

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 15

PERFORMANCE REPORT

To be completed at the end of the Mandatory Availability Period

CONTRACTOR’S NAME:	CONTRACT # :	A/C N-#
YOUR NAME:	EMAIL:	AGENCY:
YOUR ASSIGNMENT DATE:	RELEASE DATE:	PHONE # :

1. Was the helicopter kept clean and neat?
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
QUALITY COMMENTS:

2. Did the fuel truck provide reliable service?
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
QUALITY COMMENTS:

3. Did the company keep you fully informed on the condition of the crew, helicopter, and fuel truck? Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
QUALITY COMMENTS:

4. Did the contractor abide by all provisions of the contract?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
COST CONTROL COMMENTS:

5. Would you take your next assignment with this contractor?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
COST CONTROL COMMENTS:

6. Was the crew and helicopter supported by the company in a timely manner?		Yes ☐ No☐
TIMELINESS OF PERFORMANCE COMMENTS:

7. During any mechanical problems, were you informed of the problem and the progress of the work being done to fix the aircraft? Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
TIMELINESS OF PERFORMANCE COMMENTS:

8. Did the flight crew/fuel truck/mechanic arrive on time each day?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
TIMELINESS OF PERFORMANCE COMMENTS:

9. Were crew changes handled with little or no confusion, and, was there a briefing between crew members being
exchanged?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
BUSINESS RELATIONS COMMENTS:

10. Were you treated like a preferred customer?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
BUSINESS RELATIONS COMMENTS:

160

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16

DEPARTMENT OF LABOR WAGE DETERMINATION

REGISTER OF WAGE DETERMINATIONS UNDER	U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT	EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor	WAGE AND HOUR DIVISION
WASHINGTON D.C. 20210

Wage Determination No.: 1995-0222
William W. Gross	Division of	Revision No.: 23
Director	Wage Determinations	Date Of Last Revision: 02/06/2008

Nationwide: Applicable in the continental U.S. Alaska, Puerto Rico, Hawaii and Virgin Islands.

Employed on U.S. Government contracts for aerial photographer, aerial seeding, aerial spraying, transportation of personnel and cargo, fire reconnaissance, administrative flying, fire detection, air taxi mail service, and other flying services.

OCCUPATION CODE - TITLE	MINIMUM WAGE RATE

31012 - Aerial Photographer	11.80
31011 - First Officer (Co-Pilot)	21.51
31010 - Airplane Pilot	23.62

EXCEPT SCHEDULED AIRLINE TRANSPORTATION AND LARGE MULTI-ENGINE AIRCRAFT SUCH AS THE B-727, DC-8, AND THE DC-9.

WAGE DETERMINATION - LOWER 48

Department of Labor Wage Determination Information

DOL WAGE DETERMINATION NO. 2005-2271, REV. 4, DATED 07/30/2007

Area:      Cadillac Michigan, Wexford County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$21.36
	Aircraft Mechanic Helper	$17.28
	Truck driver, Heavy Truck	$17.53
	Truck driver, Medium Truck	$14.74
	Truck driver, Light Truck	$14.35

161

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

DOL WAGE DETERMINATION NO. 2005-2285, REV. 4, DATED 07/27/2007

Area:      Ely, Minnesota, St Louis County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$23.03
	Aircraft Mechanic Helper	$18.59
	Truck driver, Heavy Truck	$18.36
	Truck driver, Medium Truck	$14.48
	Truck driver, Light Truck	$13.92

DOL WAGE DETERMINATION NO. 2005-2081, REV. 4, DATED 09/27/2007

Area:      Jeffco, Colorado, Broomfield

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$23.41
	Aircraft Mechanic Helper	$18.00
	Truck driver, Heavy Truck	$20.37
	Truck driver, Medium Truck	$19.56
	Truck driver, Light Truck	$15.48

DOL WAGE DETERMINATION NO. 2005-2023, REV. 7, DATED 09/27/2007

Area:      Prescott, Arizona, Yavapai County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$25.32
	Aircraft Mechanic Helper	$17.73
	Truck driver, Heavy Truck	$19.17
	Truck driver, Medium Truck	$18.71
	Truck driver, Light Truck	$13.61

DOL WAGE DETERMINATION NO. 2005-2317, REV. 4, DATED 08/14/2007

Area:      Hamilton, Libby, Helena, Hungry Horse, and Bozeman, Montana, Statewide

Occupation:	Aircraft Mechanic	$19.37
	Aircraft Mechanic Helper	$15.11
	Truck driver, Heavy Truck	$16.09
	Truck driver, Medium Truck	$18.56
	Truck driver, Light Truck	$12.67

DOL WAGE DETERMINATION NO. 2005-2361, REV. 5, DATED 09/27/2007

Area:      Albuquerque, New Mexico, Bernalillo County

Occupation:	Aircraft Mechanic	$18.94
	Aircraft Mechanic Helper	$13.80
	Truck driver, Heavy Truck	$17.53
	Truck driver, Medium Truck	$16.66
	Truck driver, Light Truck	$13.34

162

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

DOL WAGE DETERMINATION NO. 2005-2025, REV. 4, DATED 7/18/2007

Area:      Tucson, Arizona, Pima County

Occupation:	Aircraft Mechanic	$21.09
	Aircraft Mechanic Helper	$15.82
	Truck driver, Heavy Truck	$17.63
	Truck driver, Medium Truck	$16.22
	Truck driver, Light Truck	$31.46

DOL WAGE DETERMINATION NO. 2005-2159, REV. 4, DATED 08/17/2007

Area:      Grangeville, Lucky Peak (Boise), Pocatello, McCall, and Salmon, Idaho, Idaho, Statewide

Occupation:	Aircraft Mechanic	$20.19
	Aircraft Mechanic Helper	$13.63
	Truck driver, Heavy Truck	$15.02
	Truck driver, Medium Truck	$13.66
	Truck driver, Light Truck	$12.47

DOL WAGE DETERMINATION NO. 2005-2531, REV. 4, DATED 08/14/2007

Area:      Cedar City, Utah, Statewide

Occupation:	Aircraft Mechanic	$22.55
	Aircraft Mechanic Helper	$15.54
	Truck driver, Heavy Truck	$18.63
	Truck driver, Medium Truck	$16.84
	Truck driver, Light Truck	$12.36

DOL WAGE DETERMINATION NO. 2005-2511, REV. 4, DATED 05/29/2007

Area:      Silver City, New Mexico, Grant County

Occupation:	Aircraft Mechanic	$22.64
	Aircraft Mechanic Helper	$15.58
	Truck driver, Heavy Truck	$14.73
	Truck driver, Medium Truck	$14.19
	Truck driver, Light Truck	$12.39

DOL WAGE DETERMINATION NO. 2005-2083, REV. 4, DATED 07/24/2007

Area:      Rifle, Colorado, Garfield County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$18.13
	Aircraft Mechanic Helper	$14.18
	Truck driver, Heavy Truck	$15.32
	Truck driver, Medium Truck	$14.06
	Truck driver, Light Truck	$13.75

163

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DOL WAGE DETERMINATION NO. 2005-2333, REV. 4, DATED 05/29/2007

Area:      Reno, Nevada, Washoe County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$20.98
	Aircraft Mechanic Helper	$16.21
	Truck driver, Heavy Truck	$19.97
	Truck driver, Medium Truck	$17.46
	Truck driver, Light Truck	$15.81

DOL WAGE DETERMINATION NO. 2005-2053, REV. 5, DATED 07/24/2007

Area:      Hemet, and San Bernardino, California, San Bernardino & Riverside Counties

Occupation:	Aircraft Mechanic	$24.39
	Aircraft Mechanic Helper	$17.24
	Truck driver, Heavy Truck	$20.95
	Truck driver, Medium Truck	$19.51
	Truck driver, Light Truck	$12.63

DOL WAGE DETERMINATION NO. 2005-2071, REV. 4, DATED 07/24/2007

Area:      Casitas , California, Ventura County

Occupation:	Aircraft Mechanic	$25.01
	Aircraft Mechanic Helper	$17.52
	Truck driver, Heavy Truck	$20.53
	Truck driver, Medium Truck	$14.76
	Truck driver, Light Truck	$13.95

DOL WAGE DETERMINATION NO. 2005-2047, REV. 4, DATED 07/24/2007

Area:      Van Nuys, California, Los Angeles County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$26.83
	Aircraft Mechanic Helper	$18.79
	Truck driver, Heavy Truck	$20.08
	Truck driver, Medium Truck	$18.45
	Truck driver, Light Truck	$12.63

DOL WAGE DETERMINATION NO. 2005-2063, REV. 4, DATED 07/19/2007

Area:      Santa Maria, California, Santa Barbara County

Occupation:	Aircraft Mechanic	$22.11
	Aircraft Mechanic Helper	$16.84
	Truck driver, Heavy Truck	$17.09
	Truck driver, Medium Truck	$17.73
	Truck driver, Light Truck	$12.33

164

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DOL WAGE DETERMINATION NO. 2005-2073, REV. 5, DATED 09/26/2007

Area:      Porterville, California, Tulare County

Occupation:	Aircraft Mechanic	$18.16
	Aircraft Mechanic Helper	$13.46
	Truck driver, Heavy Truck	$18.25
	Truck driver, Medium Truck	$15.45
	Truck driver, Light Truck	$14.32

DOL WAGE DETERMINATION NO. 2005-2055, REV. 4, DATED 08/31/2007

Area:      Orland, Glen County, Montague, Siskiyou County, Pollock Pines, El Dorado County, Truckee, Nevada County, and Chester, California, Plumas County

Occupation:	Aircraft Mechanic	$22.63
	Aircraft Mechanic Helper	$16.09
	Truck driver, Heavy Truck	$19.49
	Truck driver, Medium Truck	$17.91
	Truck driver, Light Truck	$13.49

DOL WAGE DETERMINATION NO. 2005-2565, REV. 5, DATED 12/18/2007

Area:      Wenatchee, Washington, Chelan County

Occupation:	Aircraft Mechanic	$23.66
	Aircraft Mechanic Helper	$18.43
	Truck driver, Heavy Truck	$16.95
	Truck driver, Medium Truck	$17.52
	Truck driver, Light Truck	$11.02

DOL WAGE DETERMINATION NO. 2005-2045, REV. 4, DATED 07/18/2007

Area:      Mariposa, California, Mariposa County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$20.96
	Aircraft Mechanic Helper	$15.20
	Truck driver, Heavy Truck	$16.03
	Truck driver, Medium Truck	$13.11
	Truck driver, Light Truck	$11.51

DOL WAGE DETERMINATION NO. 2005-2439, REV. 5, DATED 08/21/2007

Area:      Prineville, Oregon, Crook County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$21.81
	Aircraft Mechanic Helper	$15.62
	Truck driver, Heavy Truck	$15.04
	Truck driver, Medium Truck	$16.40
	Truck driver, Light Truck	$12.98

165

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DOL WAGE DETERMINATION NO. 2005-2485, REV. 3, DATED 07/27/2007

Area:      Custer, South Dakota, Custer County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$22.12
	Aircraft Mechanic Helper	$16.54
	Truck driver, Heavy Truck	$14.88
	Truck driver, Medium Truck	$12.38
	Truck driver, Light Truck	$11.43

DOL WAGE DETERMINATION NO. 2005-2439, REV. 5, DATED 08/21/2007

Area:      Oakridge, Oregon, Lane County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$21.81
	Aircraft Mechanic Helper	$15.62
	Truck driver, Heavy Truck	$15.04
	Truck driver, Medium Truck	$16.40
	Truck driver, Light Truck	$12.98

DOL WAGE DETERMINATION NO. 2005-2569, REV. 5, DATED 10/01/2007

Area:      La Grande, Oregon, Union County and John Day, Oregon, Grant County

		Minimum Hourly Wage
Occupation:	Aircraft Mechanic	$23.12
	Aircraft Mechanic Helper	$17.34
	Truck driver, Heavy Truck	$17.19
	Truck driver, Medium Truck	$14.03
	Truck driver, Light Truck	$12.35

CONFORMANCE PROCESS FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE

If the Offeror intends to employ a class of service employee that is not listed above, the Offeror should immediately contact the issuing office of this solicitation and request a complete copy of the wage determinations. The Offeror can then view the wage determinations in their entirety and if needed can make a request for authorization of an additional classification and wage rate through the conformance process as set forth in the wage determinations.

Current revisions of U.S. Department of Labor Wage determinations may be obtained on the Internet at the U.S. DOL Wage Determinations Online website at: http://www.wdol.gov/

166

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EXHIBIT 17
SUPPLEMENTAL RAPPEL REQUIREMENTS

AVIONICS

For Rappel Operations the following paragraphs in sections of C-8, Contractor Furnished Avionics Systems, are deleted and replaced with the following paragraphs:

E.     Audio Control Systems

General

Two audio control systems (which may be combined in a single unit) shall be installed providing the pilot and observer/co-pilot separate systems. Each system shall provide pilot and observer/co-pilot with separate controls for selection of multiple receiver audio outputs and transmitter microphone/push-to-talk (PTT) audio inputs. Each system shall also provide pilot and observer/co-pilot with separate controls for adjustment of both ICS and receiver audio output levels.

For Heavy (Type I) and Medium (Type II) helicopters, a third audio control system shall be installed in the aft cabin for utilization by the rappel spotter. The audio control system shall be installed in a location that provides clear and unobstructed access by the spotter while seated in the spotter position. For the Bell medium helicopter, the spotter position is in the aft center forward facing seat, position 5 (see Figure 1 of this Exhibit).

For all helicopter types, the aft cabin shall have capability for radio transmit push-to-talk (PTT) from two positions and have ICS and radio receive from all positions.

F.     Transmitter Selection and Operation

Separate transmitter selection controls shall be provided to the microphone/PTT inputs of the pilot, observer/co-pilot, and spotter if required. The system shall be configured so that the pilot, observer/co-pilot, and spotter may each simultaneously select and utilize a different transmitter via their respective controller utilizing their microphone/PTT. Whenever a transmitter is selected, the companion receiver audio shall automatically be selected for the corresponding earphone. Transmitter sidetone audio shall be provided for the user as well as for cross monitoring via the corresponding receiver selection switch on the other audio control systems.

For the Bell medium, the left outboard aft facing position shall also have radio transmit PTT capability as selected by the rappel spotter’s audio controller unless a fourth audio controller is provided (see Figure 1 of this Exhibit).

For Type III helicopters, Bell 407 and L4, the aft forward and rear facing seats, opposite of the pilot’s side, shall each have radio transmit PTT capability via the observer/co-pilot’s audio controller unless a third audio controller is installed. For the Eurocopter AS350 Series, a door seat and the adjacent (next seat in) seat, opposite of the pilot’s side, shall each have radio transmit PTT capability via the observer/co-pilot’s audio controller, unless a third audio controller is installed.

Positions having shared PTT capability via the observer/co-pilot’s audio controller need not transmit simultaneously.

167

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DESCRIPTION/SPECIFICATlONS/EXHIBITS

EXHIBIT 17
SUPPLEMENTAL RAPPEL REQUIREMENTS (cont)

AVIONICS

G.    Receiver Selection and Operation

Separate controls shall be provided for the pilot, observer/co-pilot, and spotter (if required), to select audio from one or any combination of available receivers.

All passengers shall be capable of monitoring receive audio. These positions shall monitor receive audio as selected by the spotter’s audio control system (when installed) or the observer/co-pilot’s audio control system. When additional audio control systems are installed, aft passengers shall monitor receive from the most logical audio control system.

J.     Push-to-Talk Systems (PTT)

Separate PTT switches for radio transmit and intercom (ICS) operation shall be provided at all positions that require both. Positions not requiring radio transmit capability need only provide a PTT switch for ICS. The pilot’s PTT switches shall be mounted on the cyclic control. All other PTT switches shall be mounted on the cord to the earphone/microphone connector. In lieu of the observer/co-pilot’s cord mounted PTT switches, a foot switch operated PTT system may be utilized.

The spotter’s PTT switches shall be mounted on a coil cord to the earphone/microphone connector with the cord being sufficiently long enough to allow the spotter to reach all aft cabin doors and view directly under the helicopter without unclipping the cord from their flight suit.

K.    Intercommunications Systems (ICS)

An ICS system shall be provided for the pilot, observer/co-pilot, spotter, and aft passenger positions (for Bell medium helicopters see Figure 1 of this Exhibit below). ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position above. Adjustment of the ICS audio level at any position shall not affect the level at any other position. A “hot mic” capability, controlled, via an activation switch or voice activation (VOX), shall be provided for the pilot, observer/co-pilot, and spotter. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

The following information is added to provide further clarification regarding the types and placement of jacks or receptacles in the Bell medium helicopter.

ICS/RX and ICS/TX/RX jacks/receptacles shall be located in a position above the seats (as indicated in Figure 1 Exhibit 19 below) behind or near the passenger’s head. Drop cords shall not hinder crew movement or interfere with entry and egress from the cabin during rappel operations.

NOTE:  Seating configurations vary depending upon mission. During crew transport missions and some rappel configurations forward facing seats on either side of position 5 may be installed and the drop cords for positions 6, 7, 8, and 9 shall be used. During such missions, those seats at 6, 7, 8, and 9 shall be stowed or removed and the areas used for cargo. It is important that these drop cord jacks/receptacles be placed on the ceiling near the corners of the transmission housing, at or

168

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17
SUPPLEMENTAL RAPPEL REQUIREMENTS (cont)

AVIONICS

very near where indicated in Figure 1 of this Exhibit so that the cords may adequately serve the forward facing seats on either side of position 5 (seats 10, 11, 12, and 13), or, when installed, seats 6, 7, 8, and 9, and not interfere with the movement of personnel into and out of the aircraft during rappel operations.

NOTE:  Positions with ICS/TX/RX capability shall have drop cords configured as follows:

ICS switch – momentary and lock

Radio transmit PTT – momentary push button

Separate volume knob

Large clip

Jack - TJT-120 or U92 B/U type which will accept TP-101 (U174/U) Helmet plug

Drop cords shall be 6 foot length coil cord

NOTE:  Positions with ICS/RX capability shall have drop cords configured as follows:

ICS switch – momentary and lock

Separate volume knob
Large clip

Jack - TJT-120 or U92 B/U type which will accept TP-101 (U174/U) Helmet plug

Drop cords shall be 3 foot length coil cord

169

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17
SUPPLEMENTAL RAPPEL REQUIREMENTS (cont.)

Figure 1

170

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17
SUPPLEMENTAL RAPPEL REQUIREMENTS (cont.)

RAPPEL ANCHOR

Source 1

Heli-Tech

190 S. Danebo Ave.

Eugene, OR 97402

Tel. 541-344-2304

•      STC No. SH261WE for Bell Medium Series

•      STC No. SH4547NM for Bell 206L-4

•      STC No. SR00125LA-D for Eurocopter AS350 Series (Floor mounted kit)

Source 2

Aeronautical Accessories, Inc.

P. O. Box 3689

Bistol, TN 37625

Tel. 423-538-5151

•      STC No. SR01336AT for Bell 407

•      In addition to STC No. SR01336AT for Bell 407 the Forest Service requires STC No. SH4547NM for the purpose of a spotter attachment point in this make and model.

•      STC No. SH2293SO for Bell 206L-4 cargo let-down only

The FS has approved three non-STC’d anchors for use in Interagency operations (the FS has no control over the availability of these designs):

☐       Sikorsky S-58ET (Aris Helicopters)

☐       Sikorsky S-58HT (Construction Helicopters)

☐       Sikorsky S-61N (Coulson Aircrane)

Rappel Anchor Inspection

The owner shall assure that the rappel anchor is in condition to perform. STC’d rappel anchor kits will have Instructions for Continued Airworthiness.

The rappel anchors shall be visually inspected before and after each rappel operation. An annual inspection will also be conducted. The manufacturer of the anchor is responsible for developing a maintenance inspection, which ensures the continued airworthiness of the anchor. The owner of the anchor is responsible for ensuring that the inspection(s) are conducted.    Critical inspection of metal components can be achieved using magnaflux, x-ray, sonics or dye-penetrate. No welding or major repairs will be accomplished without prior approval of a USDA Forest Service or Department of the Interior Contracting Officer. Major repairs shall only be performed by the STC holder or manufacturer.

All non-STC’d rappel anchors shall be fabricated in accordance with the materials specified in the engineering drawings supplied to and approved by the FS and DOI. These anchors shall be installed with an FAA field approval. The 337 will include installation instructions and type of hardware. Development of an inspection routine for a non-STC’d rappel anchor is up to the anchor’s designer. A copy of the inspections and interval shall be sent to the Missoula Technology & Development Center. If there are any special inspections that are needed to assure continued airworthiness they will have to be complied with at time of rappel anchor

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installation and any subsequent inspection periods. The anchor will be inspected as part of the helicopter equipment.

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EXHIBIT 18

AMD-60B (12/06) / FS-5700-20b (pending)

CONTRACTOR’S VERIFICATION OF INDIVIDUAL HELICOPTER PILOT REQUIREMENTS AND EXPERIENCE FOR INITIAL INTERAGENCY APPROVAL

Note: This form is required prior to initial (first-time) approval/carding.  This form is not for pilots previously approved or carded by the USDA Forest Service or DOI, NBC Aviation Management (formerly Office of Aircraft Services).

The Contractor must ensure that a pilot who is presented for initial carding meets all requirements as outlined in the contract’s Section B, Technical Specifications/Pilot Qualifications, after award.  The Contractor must verify all pilot hours submitted on this form as determined from a certified pilot log or permanent record to ensure accuracy.   In addition, the Contractor must identify previous employers and submit the information on this form. The information provided by the pilot on USFS Form FS-5700-20A Or AMD Form 64B, Interagency Helicopter Pilot Qualifications and Approval Record, prior to approval needs to be verified as accurate by the Contractor. The information submitted is subject to verification by an interagency pilot inspector.

Date(mm/dd/yyyy):

Company’s name:

Pilot’s name:

Pilot’s total helicopter pilot-in-command hours (verified from pilot’s logbook or permanent record):

Pilot’s information and flight time/experience as submitted for initial carding on AMD-64B or FS-5700-20a verified as accurate? Check if yes: ☐

Previous Employers:

Previous Employer	Address & Telephone Number	Current Contact: Name & Telephone No.	Period Employed	Make/Model(s) Flown and PIC Hours in each
1.

2.

3.

4.

Helicopter Training Courses Completed:

Name of Course & Provider	Address & Telephone Number	Contact Name & Telephone No.	Date of Completion	Flight Hours Completed
1.

2.

3.

4.

Comments (use additional sheets if necessary):

Check one:	☐	Chief Pilot	☐	Director of Operations	☐	Other

Print name:				Sign name:

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EXHIBIT 19

“On Contract” Pilot Operational Training

Pilot “operational training” may be accomplished “on contract” provided the following criteria are met.

1.     Training shall not interfere with the Scope of the Contract (government will determine what constitutes interference). Note: Will be reviewed at pre-work conference.

2.     Training may be suspended or terminated by the government at any time.

3.     Contractor shall be responsible for all travel, per diem, and wage expenses of trainee pilots.

4.     Contractor has an AMD / USFS approved “Pilot Operational Training Plan.”

5.     Contractor shall maintain “On Contract” training records documenting all phases of pilot training.

6.     Training shall be accomplished only by an interagency approved “Pilot Trainer” meeting the following criteria:

A.    Holds a current and valid CFI; Rotorcraft-Helicopter issued by the FAA, or is an FAA designated company check airman for their current employer

B.    Has held an interagency pilot card for a minimum of 5 of the last 7 years.

C.    Holds a current and valid Interagency Pilot Card endorsed for all missions in which training is to be provided.

D.    Holds a current and valid Interagency Pilot Card endorsed “Designated Pilot Trainer.”

E.    Training Pilots are authorized to conduct training only for pilots holding an Interagency
Pilot Card for the same designated contractor and endorsed “Trainee Only.”

F.     Training Pilots qualifications may be revoked at the government’s discretion.

7.       “Trainee” pilots shall meet the following criteria:

A. Meets all flight hour requirements* as outlined in C-12.D (with the following exceptions):

i.     Operational Training flight hours may be used to satisfy all but the initial 10 hours of the required flight hours for “Weight Class.”

ii.    Operational Training flight hours may be used to satisfy all but the initial 10 hours of the required flight hours for “Make and Model.”

iii.   Operational Training flight hours may be used to satisfy the required flight hours for “Mountain Flying - Make and Model.”

iv.   Operational Flight Training will not be used to accomplish the contractually required 10 flight hours of long-line training.

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EXHIBIT 19

“On Contract” Pilot Operational Training Cont)

B.    Holds a Type Rating for any aircraft requiring a Type Rating; a current and valid FAR 61.58 proficiency check for aircraft requiring more than one flight crewmember; a current and valid FAA Form 8410-3 for any aircraft listed on the contractors Part 135 Certificate; or a current Equipment Check Endorsement for Standard Category aircraft offered as Limited Use or Restricted Category aircraft

(Note: provide all applicable documents)

C.    Has submitted all required pilot carding documentation as outlined in C-20.A.9.b

D.    Holds a current and valid Interagency Pilot Card with the endorsement “Trainee Only.”

E.    Has completed a minimum of 10 flight hours in the last 90 days in an aircraft of the make, model, and series in which to be trained.

F.    “Trainee” pilots will be authorized to receive training in all missions the Pilot Trainer is endorsed to perform.

G.    “Trainee” pilots will be authorized to receive training in no more than one aircraft make and model per calendar year (01/01 thru 12/31).

8.   Contractors awarded up to three items on this Exclusive Use Solicitation may be authorized one “Pilot Trainer”: If awarded four or more items, contractor may be authorized two “Pilot Trainers.”

9.   Contractors will be authorized two “Trainee” pilots per “Pilot Trainer” at any time.

10.   Contractors shall submit training records and a formal request recommending the “Trainee” pilot for evaluation. The Pilot Trainer shall have verified that the trainee has met all contract minimum flight hour requirements and that the trainee is proficient in all special use missions for which they are to be evaluated.

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D-1                            Contract Terms and Conditions Required to Implement Statutes or Executive Orders-Commercial Items (FAR 52.212-5) (Nov 2007)

(a)                        The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(2) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78)

(b)                       The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☒ (1) 52.202-1, Definitions (Jul 2004)

☒ (2) 52.203-5, Covenant Against Contingent Fees (Apr 1984)

☒ (3) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☒ (4) 52.203-7, Anti-Kickback Procedures (Jul 1995)

☒ (4a) 52.217-8, Option to Extend Services (Nov 1999).

☐ (5) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

☐ (6) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JULY 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

☐ (7) [Reserved]

☒ (8)(i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-6.

☐ (iii) Alternate II (Mar 2004) of 52.219-6.

☐ (9)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-7.

☐ (iii) Alternate II (Mar 2004) of 52.219-7.

☐ (10) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)).

☐ (11)(i) 52.219-9, Small Business Subcontracting Plan (Nov 2007) (15 U.S.C. 637(d)(4).

☐ (ii) Alternate I (Oct 2001) of 52.219-9.

☐ (iii) Alternate II (Oct 2001) of 52.219-9.

☒ (12) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a)(14)).

☐ (13) 52.219-16, Liquidated Damages—Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

☐ (14)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (SEPT 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐ (ii) Alternate I (June 2003) of 52.219-23.

☐ (15) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (Oct 1999) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

Amendment 01
Dated April 4, 2008

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☐ (16) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (17) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004) (15 U.S.C. 657 f).

☐ (18) 52.219-28, Post Award Small Business Program Representation (June 2007) (15 U.S.C. 632(a)(2)).

☐ (19) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

☐ (20) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Aug 2007) (E.O. 13126).

☐ (21) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒ (22) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

☒ (23) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

☒ (24) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

☒ (25) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

☐ (26) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

☐ (27)(i) 52.222-50, Combating Trafficking in Persons (Aug 2007) (Applies to all contracts).

☐ (ii) Alternate I (Aug 2007) of 52.222-50.

☐ (28)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (Aug 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).

☐ (ii) Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).

☒ (29) 52.223-14, Toxic Chemical Release Reporting (Aug 2003)

☐ (30) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. 10a-10d).

☐ (31)(i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (Aug 2007) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L 108-77, 108-78, 108-286, 109-53 and 109-169).

☐ (ii) Alternate I (Jan 2004) of 52.225-3.

☐ (iii) Alternate II (Jan 2004) of 52.225-3.

☐ (32) 52.225-5, Trade Agreements (Nov 2007) (19 U.S.C. 2501. et seq., 19 U.S.C. 3301 note).

☒ (33) 52.225-13, Restrictions on Certain Foreign Purchases (Feb 2006) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (34) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

☐ (35) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

☐ (36) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (37) 52,232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

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☒ (38) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003) (31 U.S.C. 3332).

☐ (39) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (May 1999) (31 U.S.C. 3332).

☐ (40) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).

☒ (41) 52.236-7, Permits and Responsibilities (Nov 1991).

☐ (42) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

☒ (43) 52.242-15 Stop Work Order Aug 1989).

☒ (44) 52.244-6, Subcontracts for Commercial Items (Mar 2007)

☐ (45)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006)

46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).

☐ (ii) Alternate I (Apr 2003) of 52.247-64.

(c)                        The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☒ (1) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

☒ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☒ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (Nov 2006) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

☐ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

☐ (7) 52.237-11, Accepting and Dispensing of $1 Coin (Aug 2007) (31 U.S.C. 5112(p)(1)).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

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(2)        The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3)        As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1)     Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause— (i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

(vi) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

(vii) 52.222-50, Combating Trafficking in Persons (Aug 2007) (22 U.S.C. 7104(g)). Flow down required in accordance with paragraph (f) of FAR clause 52.222-50.

(viii) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(ix) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(x) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

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D-2              Certification of Toxic Chemical Release Reporting (FAR 52.223-13) (Aug 2003)

(a)          Executive Order 13148, of April 21, 2000, Greening the Government through Leadership in Environmental Management, requires submission of this certification as a prerequisite for contract award.

(b)         By signing this offer, the offeror certifies that—

(1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

(2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: [Check each block that is applicable.]

☐            (i) The facility does not manufacture, process, or otherwise use any toxic chemicals listed in 40 CFR 372.65;

☐            (ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);

☐            (iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

☐            (iv) The facility does not fall within the following Standard Industrial Classification (SIC) codes or their corresponding North American Industry Classification System sectors:

(A)   Major group code 10 (except 1011, 1081, and 1094.

(B)   Major group code 12 (except 1241).

(C)   Major group codes 20 through 39.

(D)   Industry code 4911, 4931, or 4939 (limited to facilities that combust coal and/or oil for the purpose of generating power for distribution in commerce).

(E)    Industry code 4953 (limited to facilities regulated under the Resource Conservation and Recovery Act, Subtitle C (42 U.S.C. 6921, et seq.), or 5169, or 5171, or 7389 (limited to facilities primarily engaged in solvent recovery services on a contract or fee basis); or

☐            (v) The facility is not located in the United States or its outlying areas..

D-3              Additional Clauses Required for Indefinite Delivery/Indefinite Quantity contracts incorporated by reference. In accordance with FAR 16.506.

(1)  52.216-18 Ordering (Oct 2005)

(2)  52.216-19 Order Limitations (Oct 1995)

(3)  52.216-22 Indefinite Quantity (Oct 1995)

(4)  52.216.27 Single or Multiple Awards (Oct 1995)

Amendment 01
Dated April 4, 2008

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D-4         Economic Price Adjustment Specified Flight Rate Contracts

(1) NON-FUEL PORTION OF THE SPECIFIED FLIGHT RATE

Contract rates will be established in accordance with the following to reflect increases or decreases in the cost of performance of the contract work. The increases or decreases used in establishing the rates will be those indicated by the changes in the following price indexes:

The Non-Fuel Portion of the Specified Flight rate will be affected by :

TABLE 6-PRODUCER PRICE INDEXES

1.  Commodity Group 1423 —Aircraft Engines and Engine Parts

2.  Commodity Group 1425 —Aircraft Parts and Auxiliary Equipment

AVERAGE OF PERCENT CHANGES X 100 PERCENT OF LAST ADJUSTED RATE

The new rate will be derived by multiplying the average of the percentage changes of (1) and (2) times the rate in effect for the year immediately prior to the year in which the renewal is effective. The result will be added to or subtracted from the existing rate to become the newly adjusted rate (rounded to the next dollar).

(2) FUEL PORTION OF THE SPECIFIED FLIGHT RATE

During the contract periods, including renewals, flight rates will be adjusted to reflect increases and decreases in the prices of aviation fuel.

The price of Jet fuel is established at $5.36 per gallon. The unit prices are an average of the lowest unit price for aviation fuel Nationwide. Variations in unit prices used in determining flight rate adjustment amounts will be established by using the average of the lowest unit price for aviation fuel at the following locations:

(i) MERCURY AVIATION (RENO AIR SERVICE), Fresno, CA

(ii) CUTTER FL YING SERVICE, Albuquerque, NM

(iii) CUTTER AVIATION, Phoenix, AZ

(iv) FLIGHTCRAFT, Portland, OR

(v) MILLIONAIRE, Salt Lake City, UT (Interwest Jet)

(vi) WESTERN AIRCRAFT MAINTENANCE, Boise, ID

(vii) MINUTEMAN AVIATION, Missoula, MT

(viii) WEST STAR AVIATION, Grand Junction, CO

(ix) MERCURY AVIATION (RENO AIR SERVICE), Reno, NV

(x) WINGS OF WENATCHEE, Wenatchee, WA

(xi) EPPS AVIATION, Atlanta, GA

(xii) KNOXAIR, Alcoa, TN

(xiii) TAC-AIR AVIATION, Ft. Smith, AR

The adjustment to the fuel portion of the flight rate will be the determined variation amount multiplied by the fuel consumption rates found in Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart for the applicable aircraft type.

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An initial adjustment to the fixed flight rate will be made on FEBRUARY 16 of each contract period. Subsequent adjustments will be made on MAY 16, and SEPTEMBER 16 of each contract period provided variations in the average unit price, determined as stated above, is $0.10 per gallon or more from the unit price established in the last previous adjustment made.

(3) DAILY AVAILABILITY RATE

Economic Price Adjustment is not applicable to the Daily Availability Rates Offered by the Contractor in the Schedule of Items.

D-5         Property and Personal Damage

(1) The Contractor shall use every precaution necessary to prevent damage to public and private property.

(2) The Contractor shall be responsible for all damage to property and to persons, including third parties, that occur as a result of his or his agent’s or employee’s fault or negligence. The term “third parties” is construed to include employees of the Government.

(3) The Contractor shall procure and maintain during the term of this contract, and any extension thereof, aircraft and General Public Liability Insurance in accordance with 14 CFR 205. The parties named insured under the policy or policies shall be the CONTRACTOR and THE UNITED STATES OF AMERICA.

(4) The Contractor may be otherwise insured by a combination of primary and excess policies. Such olicies must have combined coverage equal to or greater than the combined minimums required.

(5) Policies containing exclusions for chemical damage or damage incidental to the use of equipment and supplies furnished under this contract, or growing out of direct performance of the contract, will not be acceptable. The chemical damage coverage may be limited to chemicals dispensed while performing firefighting activities.

(6) The Contractor, prior to the commencement of work, shall submit to the Contracting Officer one copy of the insurance policy, or confirmation from the insurance company, certifying that the coverage described in this clause has been obtained.

D-6      Option to Extend the Term of the Contract (FAR 52.217-9) (MAR 2000)

(1) The Government may extend the term of the Contract by written notice to the Contractor within 60 days; provided that the Government shall give the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(2) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(3) The total duration of this contract, including the exercise of any options under this clause, shall not exceed one (1) base year and three (3) one year renewal option periods.

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D-7   Optional-Use Period

Outside the Mandatory Availability Period and any extensions thereof, the Government may need service on an intermittent basis. Orders may be placed subject to acceptance by the Contractor. The Contractor may agree to provide service at the contract daily availability rate plus specified flight rate (applies to daily availability contracts only) or at the optional-use hourly flight rate. If accepted, all terms and conditions of the contract will apply.

D-8   Statement of Equivalent Rates for Federal Hires (FAR 52.222-42) (MAY 1989)

In compliance with the Service Contract Act of 1965, an amended, and the regulations of the Secretary of Labor (29 CFR Par 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

This statement is for information only: It is not a wage determination.

Employee	Class	Wage
Aircraft Pilot	GS-12	$32.13
Aircraft Co-Pilot	GS-11	$26.80
Aircraft Mechanic-Journeyman	GS-11	$26.80
Aircraft Mechanic – Junior	GS-9	$22.15
Aircraft Mechanic – Helper	GS-6	$16.30
Service Truck Driver	GS-5	$14.62

D.9    Service Of Protest (Far 52.233-2) (Sep 2006)

(a) Protests, as defined in Section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from:

Frank Gomez

National Interagency Fire Center

USDA - FS — Contracting

Jack Wilson Building

3833 S. Development Ave.

Boise, Idaho 83705

(b)The copy of any protest shall be received in the office designated above within one day of filing a protest with the GAO.

183

Exhibit 10.15

OFFEROR’S COPY

(Ref. 48 CFR 1)

This solicitation can be downloaded from the following
Issuing Office:		Internet site: www.fedbizopps.gov
US Forest Service
National Interagency Fire Center — Contracting
Jack Wilson Building
3833 S. Development Avenue
Boise, ID 83705-5354

Offers Are Solicited For:

Heavy Exclusive Use Helicopter
Large Fire Support
Solicitation No:	Issued Date:
RFP AG-024B-S-10-9005	June 15, 2010

IMPORTANT — NOTICE TO OFFEROR

PRE-PROPOSAL CONFERENCE IS SCHEDULED AS FOLLOWS:

None Planned at this time

Information and instructions for submission of offers are contained in the attached Solicitation:

Before mailing your offer, review offeror’s check list

Offerors may call Frank Gomez for information about this solicitation at (208) 387-5347 or Chuck Taylor at (208) 387-5623 for technical questions about the specifications in this solicitation.

The policy of the United States Department of Agriculture Forest Service prohibits discrimination on the basis of race, color, national origin, age, religion, sex, disability, family status, and/or political affiliation.” Persons believing they have been discriminated against in any Forest Service related activity should write to: Chief, Forest Service, USDA, P. O. Box 96090, Washington, DC 20090-6090.

OFFEROR’S CHECKLIST

Offeror’s Name

Failure to provide the following information may render your Offer unacceptable.

Yes	No	Have you completed the SF-1449, Solicitation for Commercial Items?

Yes	No	Have you completed Section E-1 Instruction to Offer-Commercial Items?

Yes	No	Have you completed Section E-2 Instruction for the preparation of business and technical proposals?

Yes	No	Have you completed Section E-3 Evaluation-Commercial Items?

Yes	No	Have you reviewed Section E-4 Contract Award?

Yes	No	Have you completed Section E-5 Offerors Representations and Certifications-Commercial Items?

Yes	No	Have you completed Section E-6 Offerors Past Performance and Organizational Experience?

Yes	No	Have you completed Section E-7 Synopsis of Safety Program?

Yes	No	Have you completed all the required information in Section B “Schedule of Items” including signing your proposal?

Yes	No	In addition to the other requirements in this solicitation, have you enclosed copies of the following:

If aircraft are not identified on your FAR Part 133 and 135, a letter of intent from the FAA on letterhead stating their intent to include the aircraft on the appropriate certificates would suffice for evaluation purposes. If the aircraft are not identified by the beginning of the start of work (MAP) the contract may be terminated for cause as per the clause FAR 52.212-4.

1.

14 CFR PART 135 Operating Certificate and current 14 CFR PART 135 Operations Specifications (Sections A and D). Each aircraft offered should be listed in Section D of the Operations Specification (as applicable).

		2.	Current 14 CFR PART 133 Operating Certificate and current FAA letter of authority for aircraft designated to operate under the 14 CFR PART 133 Operating Certificate.

		3.	14 CFR PART 137 Operating Certificate.

4.

Appropriate Flight Manual Hover Performance Charts shall be provided under this solicitation for evaluation of the helicopters performance and used to complete the Interagency Helicopter Load calculation for this solicitation. (See E-3.b.1.b.6)

		5.	Have you submitted your Interagency Helicopter load Calculation?

Yes	No		Have you enclosed a list of all government and commercial contracts your company has performed in the past 36 months? (See E-6)

Yes	No		Does your offer set forth full accurate, and complete information as required by this solicitation including Exhibits and acknowledgement of any amendments that where issued?

Yes	No		Have you rechecked your figures, including calculations?

Yes	No		have you completed and assured that all required documents have been submitted?

Yes	No		have you completed annual Representations and Certifications via on-line Representations and Certifications Application (ORCA) website at: http://orca.bpn.gov?

Yes	No		have you submitted copies of STC’s or FAA Field Approval for equipment required in B-12?

SECTION A — SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

Standard Form 1449		1

SECTION B — SUPPLIES OR SERVICES AND PRICES

B-1	Schedule of Items	3

B-2	Bidders May Qualify Their Bids	5

B-3	Aircraft Performance Specifications (Minimum)	5

B-4	Engine Requirements	6

B-5	Crew Coverage	7

B-6	Maximum Complement of Personnel by Aircraft Type	7

B-7	Acceptable Work Schedules	8

B-8	Standby Hours Per Day	8

B-9	Extended Standby Hourly Rate	8

B-10	Overnight Allowance	8

B-11	Standard Per Diem Rate	8

B-12	Contractor Furnished Special Requirements	8

B-13	Additional Information	9

SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-1	Scope of Contract	10

C-2	Certifications	10

C-3	Government Furnished Property	12

C-4	Aircraft Requirements	12

C-5	Aircraft Maintenance	17

C-6	Aircraft and Equipment Security	20

C-7	Avionics Requirements	20

C-8	Contractor Furnished Avionics Systems	21

C-9	Avionics Installation and Maintenance Standards	29

C-10	Operations	29

C-11	Contractor’s Environmental Responsibilities	32

C-12	Personnel	33

C-13	Conduct and Replacement of Personnel	37

C-14	Suspension and Revocation of Personnel	37

C-15	Substitution of Personnel, Aircraft, and Equipment	38

C-16	Flight Hour and Duty Limitations	38

C-17	Accident Prevention and Safety	40

C-18	Mishaps	41

C-19	Personal Protective Equipment	42

C-20	Inspection and Acceptance	44

C-21	Pre-Use Inspection Expenses	47

C-22	Re-Inspection Expenses	47

C-23	Inspections During Use	47

C-24	Contract Period and Renewal Options	48

C-25	Mandatory Availability Period (MAP) Including Extended Use and Optional Use	48

C-26	Daily Availability Requirements	49

C-27	Unavailability	50

C-28	Ordering Additional Personnel or Equipment	50

C-29	Additional Aircraft after Contract Award	50

C-30	Payment Procedures	50

C-31	Payment for Flight	51

C-32	Payment for Availability	51

C-33	Payment for Extended Standby	51

C-34	Payment for Service in the Optional-Use Period	51

C-35	Payment for Additional Helicopter and Personnel	52

C-36	Reimbursement for Mobilization and Demobilization Costs	53

C-37	Payment for Substitute/Replacement Aircraft	53

C-38	Meals	53

C-39	Payment for Fuel Servicing Vehicle Mileage	53

C-40	Payment for Fuel Transportation	53

C-41	Payment for Foam Concentrate	54

C-42	Payment for Costs Away from the Host Base	54

C-43	Payment for Overnight Allowance	54

C-44	Miscellaneous Costs to the Contractor	55

C-45	Definitions	56

C-46	Abbreviations	62

EXHIBITS

EXHIBIT 1	First Aid Kit Aeronautical	64

EXHIBIT 2	Survival Kit Aeronautical (Lower-48)	65

EXHIBIT 3	Alaska Supplement	66

EXHIBIT 4	Restraint Systems Condition Inspection Guidelines	70

EXHIBIT 5	Additional Suppression/Prescribed Fire Equipment	71

EXHIBIT 6	High Visibility Markings on Main Rotor Blades	78

EXHIBIT 7	Additional Avionics Equipment	79

EXHIBIT 8	Fuel Servicing Equipment Requirements	82

EXHIBIT 9	Operations and Safety Procedures Guide for Helicopter Pilots	87

EXHIBIT 10	Interagency Guidelines for Vertical Reference-External Load/Snorke2 Training Standards	88

EXHIBIT 11	Helicopter Make/Model/Series Lists	90

EXHIBIT 12	Helicopter Services Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart	91

EXHIBIT 13	Interagency Helicopter Load Calculation	92

EXHIBIT 14	Helicopter and Fuel Service Vehicle Pre-Use Checklist	95

EXHIBIT 15	Performance Report	96

SECTION D — CONTRACT CLAUSES

D-1	Contract Terms and Conditions and Conditions Required to Implement Statutes or Executive Orders (Commercial Items) (FAR 52.212-5)	123

D-2	Certification of Toxic Chemical Reporting (FAR 52.233-13)	129

D-3	Additional Clauses Required for Indefinite Delivery/Indefinite Quantity Contracts Incorporated by Reference (FAR 52.212-5 (NOV 2007) Addendum	130

D-4	Economic Price Adjustment Specified Flight Rate Contracts	130

D-5	Property and Personal Damage	131

D-6	Option to Extend the Term of the Contract (FAR 52.217-9)	132

D-7	Optional-Use Period	132

D-8	Statement of Equivalent Rates for Federal Hires (FAR 52.222-42)	132

D.9	Service of Protest (FAR 52.233-2) (SEP 2006)	133

SECTION E — SOLICITATION PROVISIONS

E-1	Instructions to Offerors-Commercial Items (FAR 52.212-1) (JAN 2004) (Tailored/Addenda)	134

E-2	Instructions for the Preparation of Business and Technical Proposals	135

E-3	Evaluation — Commercial Items (FAR 52.212-2) (JAN 1999) (Tailored/Addenda)	140

E-4	Contract Award	141

E-5	Offeror Representations and Certifications — Commercial Items (FAR 52.212-3)	142

E-6	Offeror’s Past Performance and Organizational Experience Questionnaire	158

E-7	Synopsis of Safety Program	159

v

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30					1. REQUISITION NUMBER		PAGE 1 OF 166

2. CONTRACT NO.	3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER			5. SOLICITATION NUMBER AG-024B-S-10-9005		6. SOLICITATION ISSUE DATE June 15, 2010

7. FOR SOLICITATION INFORMATION CALL:	a. NAME Frank Gomez				b. TELEPHONE NUMBER (No collect calls) (208) 387-5347		8. OFFER DUE DATE June 22, 2010 4:30 p.m. MST

9. ISSUED BY		CODE	024B	10. THIS ACQUISITION IS

US FOREST SERVICE - CONTRACTING NATIONAL INTERAGENCY FIRE CENTER 3833 S. DEVELOPMENT AVENUE BOISE, ID 83705-5354					☐ UNRESTRICTED OR	☒	SET ASIDE: 100% FOR:
						☒	SMALL BUSINESS ☐	EMERGING SMALL
						☐	HUBZONE SMALL	BUSINESS
					NAICS: 481212		BUSINESS
				SIZE STANDARD: 1500 Employees		☐	SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS	☐ 8(A)

				☐ 13a.	THIS CONTRACT IS A	13b. RATING
					RATED ORDER UNDER	14.	METHOD OF SOLICITATION
					DPAS (15 CFR 700)	☐ RFQ ☐ IFB ☒ RFP

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED		12. DISCOUNT TERMS		16. ADMINISTERED BY				CODE

☒ SEE SCHEDULE
See Block 9
15. DELIVER TO		CODE

US FOREST SERVICE - CONTRACTING NATIONAL INTERAGENCY FIRE CENTER 3833 S. DEVELOPMENT AVENUE BOISE, ID 83705-5354

17a. CONTRACTOR/ OFFEROR	CODE	FACILITY CODE		18a. PAYMENT WILL BE MADE BY				CODE
ALBUQUERQUE SERVICE CENTER INCIDENT BUSINESS – CONTRACTS 101B SUN AVENUE, NE ALBUQUERQUE, NM 87109

TELEPHONE NO.		NINE-DIGIT DUNS NO.
FACSIMILE NO.

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER				18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18A UNLESS BLOCK BELOW IS CHECKED
☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

SEE SECTION B (ATTACHED)

Heavy Helicopters — Tanked
Exclusive Use Large Fire Support

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA	26. TOTAL AWARD AMOUNT (For Govt. Use Only)

☒ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA	☒ ARE	☐ ARE NOT ATTACHED

☐ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA	☐ ARE	☐ ARE NOT ATTACHED

☐ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1
COPIES TO ISSUING OFFICE.  CONTRACTOR AGREES TO FURNISH AND
DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY
ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

☐ 29. AWARD OF CONTRACT: REF. OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR		31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

30b. NAME AND TITLE OF SIGNED (Type or print)	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER (Type or print)	31c. DATE SIGNED

AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION NOT USABLE	STANDARD FORM 1449 (REV. 3/2005) Prescribed by GSA - FAR (48 CFR) 53.212

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION B
SUPPLIES OR SERVICES AND PRICES

One Standard or Restricted Category, Heavy (Type I) Helicopter fully operated, meeting the requirements of this Schedule and the specifications for operation at the host base, and during the periods shown below. Award of helicopters make and model will be based on lowest price and meeting the minimium performance criteria.

It is the intent of this solicitation to secure a Fixed Price with Economic Price Adjustment contract not to exceed 1 base year and 1 option period for the daily availability rate. The flight rate will be an indefinite quantity with no guarantee of flight hours given by the Government. The Government may award a single contract based on the outcome of the evaluation process.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION B
SUPPLIES OR SERVICES AND PRICES

ITEM NO. 1 Helicopter equipped with a fixed tank.

Host Base(s)

Name: Fresno, CA	National Forest: Sierra
Location: Fresno Helitanker Base

Mandatory Availability Period and Net Days

BASE YEAR
July 1, 2010 – November 27, 2010	150 Days
Mandatory Availability Period

OPTION YEARS
July 1 – November 27	150 Days
Mandatory Availability Period

Daily Availability Offer Rate

SERVICES	QUANTITY	UNIT PRICE	TOTAL	YEAR

Daily Availability				BASE
Base Year 2010	150 DAYS	$		$2010

Daily Availability				Option 1
Option Year 1 2011	150 DAYS	$		$2011

Specified Hourly Flight Rate	*375 Hours	See Exhibit 12	$

**Optional Use Rate				BASE
Base Year 2010	HR	$	N/A	2010

**Optional Use Rate				Option 1
Option Year 1 2011	HR	$	N/A	2011

*Estimated number of flight hours per year is for estimation purposes only, the Government does not guarantee any flight hours under this contract.

**Optional Use Rate will not be used in the evaluation of proposals.

ITEM NO. 1

Make:

Model:

Series:

N Number

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION B
SUPPLIES OR SERVICES AND PRICES

ITEM NO. 1

Contracted Helicopter Equipped Weight

Equipped Weight (see definition)                             lbs is required

(note: include the tank and snorkel)

Weight of tank and snorkel                                 lbs

Approved HOGE Performance

HOGE (enter maximum allowable payload w/Tank and snorkel)

Note: For the purpose of evaluating helicopter performance and computing the Interagency Load Calculation, only current, applicable FAA approved Performance Charts shall be used

Relief Crew Costs Per Person

Cost from Contractors Home Base to Host Base for contract relief costs, per person (round trip) $                                 (see C.42). The relief costs will be reviewed prior to award and prior to each renewal option period.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION B
SUPPLIES OR SERVICES AND PRICES

B-2               Bidders May Qualify Their Bids. Bidders shall indicate below the maximum number of items willing to accept.

Not applicable

B-3               Aircraft Performance Specifications (Minimum) to be used for proposal evaluation purposes

Aircraft performance shall be based on minimum engine specification. Aircraft performance capabilities shall be determined by using the Standard Interagency Helicopter Load Calculation Method. (Exhibit 13, Interagency Helicopter Load Calculation)

Performance enhancing data (Power Assurance Checks, wind charts, etc) shall not be used and will not be considered for the evaluation of proposals. Only FAA approved charts based on minimum specification engine performance shall be used. As an example, Kaman K-1200 helicopters shall only use minimum specification engine performance data calculated from Rotorcraft FMS NO. 1, (USFS Fire Fighting).

Use (Exhibit 13, Interagency Helicopter Load Calculation) and (Exhibit 12, Hourly Flight Rates, Fuel consumption, and Weight Reduction Chart) per aircraft type and the applicable Hover Ceiling Charts (HOGE) and (HIGE) from the approved Rotorcraft Flight Manual.

Note: Only approved Basic Flight Manual HOGE/HIGE Performance Charts and Flight Manual Supplement HOGE/HIGE performance charts shall be used. If applicable, Supplement Type Certificate (STC) HOGE/HIGE Performance Data approved for the aircraft by serial number shall be used to compute the Interagency Helicopter Load Calculation during the contract period.

The aircraft’s equipped weight is determined using weight and balance data, which was determined by actual weighing of the aircraft in accordance with the manufacture’s requirements and configured in accordance with the contract specifications, as bid. Additional weighing criteria:

a.                        The weighing shall be accomplished by the Contractor or their agent

b.                        All weighing of aircraft shall be performed on scales that have been certified as accurate. The certifying agency may be any accredited weights and measures laboratory.

c.                         Weighing shall be:

i.                             Accomplished prior to the submission of the bid, and

ii.                          within 24 months preceding the starting date of the first MAP, and

iii.                       at an interval of 36 months thereafter and / or

iv.                following any major repair or major alteration or change to the equipment list, which significantly affects the center of gravity of the aircraft.

d.                        Helicopter(s) under this solicitation shall:

i.                             Remain at or below contracted helicopter equipped weight as bid.

ii.                    Be allowed 1% above the awarded contracted helicopter equipped weight during the contract option period(s).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION B
SUPPLIES OR SERVICES AND PRICES

e.                         Cowlings, doors and fairings shall not be removed to meet Contract equipped weight for performance.

f.                          If the government requires additional equipment after contract award, no penalty will be assessed.

Note:

All aircraft shall be required to have the actual weighing witnessed by Agency Aircraft Inspector(s), which will validate contractor’s bid weight as submitted in the contractors bid package. At the governments discretion, validation may be done prior to or post award. The government will be responsible for costs incurred if no weight discrepancies are noted, as per Contract Section C Inspection Clauses for; “Pre-Use Inspection Expenses,” “Re-Inspection Expenses,” and “Inspections During Use,” clauses as applicable.

CAPABILITY OF

☐                      Hovering in ground effect (HIGE)

Or

☒                    Hovering out of ground effect (HOGE)

At 8,000 feet pressure altitude and 25°C with ☐ non-jettisonable ☒ jettisonable Payload of 5,000 pounds, as determined by Exhibit 13, Standard Interagency Load Calculation form, using a standard pilot weight of 200 pounds and fuel for one hour and 30 minutes (01+30) as determined by Exhibit 12, Hourly Flight Rates, Fuel consumption, and Weight Reduction Chart.

B-4               Engine Requirements (Shown by an X in the Block)

☒                    Single turbine engine

OR

☒                    Twin turbine engine

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION B
SUPPLIES OR SERVICES AND PRICES

B-5 CREW Coverage

☒ One Pilot Crew	or	☒ Two Pilot crew	or	☐ Three Pilot crew

And
☒ With Relief Pilot(s)				☐ Without Relief Pilot(s)

☐ 6-Day Coverage (See Chart Below)
☒ 7-Day Coverage (See Chart Below)	☐ A	☐ B	OR	☒ C

COVERAGE	FUEL SERVICING VEHICLE DRIVER	MECHANIC
6-Day	6-Day Coverage	3-Hour Call-up
No Relief Required

7-Day	FSVD Required	3-Hour Call-up
A.	Relief FSVD Required

B.	FSVD Required	Mechanic Required at Host Base/Alternate
	Relief FSVD Required	Base (May serve as FSVD)
Relief Mechanic
3-Hour Call-up

C.	Full Time FSVD Required at Host Base/Alternate Base	Full Time Mechanic Required at Host Base/Alternate Base

B-6               Maximum Complement of Personnel by Aircraft Type
(Minimum is number required to staff and support the aircraft)

Type I (Heavy) Helicopter- A maximum of 10-personnel may be paid as per the payment clause. The number of persons, by position, being offered to staff and support the helicopter will be the minimum complement of personnel while operating under this contract.

Personnel	Number
Pilot(s):
Co-pilot(s):
Maintenance Crew Chief (Interagency Approved Mech)
Mechanic(s): (A&P)
Fuel Service Driver(s):
Pilot Trainee

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION B
SUPPLIES OR SERVICES AND PRICES

B-7         Acceptable Work Schedules

Exclusive Use	☐ 12/2	☐ 12/12	☐ Other

If “Other” is checked, Identify requested schedule, which is subject to approval by Contracting Officer.

Note: All personnel shall be under the same work schedule. Day’s off schedule may vary.

B-8         Standby Hours Per Day

9 Hours Standby per day

B-9         Extended Standby Hourly Rate

$43.00 per hour

B-10       Overnight Allowance (Specified)

Rates as published in Federal Travel Regulations See Section C

B-11       Standard Per Diem Rate (Specified)

Rates as published in Federal Travel Regulations See Section C.

B-12       Contractor Furnished Special Requirements (Note: CO check those that apply)

☐                       Weight of the passenger seats will not be included in the equipped weight.

☐                       Rappel Capability (Exhibit 17)

☐                       Litter Kit with Litter(s)

☒                     Wire Cutters if available (Exhibit 5)

☐                       FAA Over water Kit (in accordance with 14 CFR Part 91.33 Part b (11) OVER WATER SPECIALIZED EQUIPMENT REQUIREMENTS DESCRIBED BELOW: Per 14 CFR Part 91.509(b) to include: Life raft(s) capable of transporting all occupants (Maximum seating capability). Personal Flotation Device (MAE WEST) for all occupants. Life raft (s) and personal flotation devices must meet all applicable Federal Aviation Regulations for certification and recertification.

☐                       Fixed Suppressant/Retardant Delivery Tank (Exhibit 5)

☒                     Fixed Suppressant/Retardant Tank with Self-Filling Capability (Exhibit 5)

Or

Variable Capacity Collapsible Bucket(s) (Capable of being transported in cabin or baggage compartment or external basket) must meet Section C-4.D.21 requirements

☐                       Extended Height landing gear applies to type II helicopters with fixed tank only, e.g. cross tubes, similar to DART extended height 39 inch Landing Gear Kit, part number D205-594-011, that insures a minimum of 12 inches clearance between the attached delivery tank and level ground. Dart Extended Height Access Step or equivalent must be provided with minimum of one step half the distance to the skid.

☐                       Landing gear configuration must insure a minimum of 12 inches clearance between the attached delivery tank and level ground. (Does not apply to Type I aircraft)

☒                     Suppressant/Retardant Mixing Equipment (Exhibit 5)

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION B
SUPPLIES OR SERVICES AND PRICES

☐                      Variable Capacity Collapsible Bucket(s) (Capable of being transported in cabin or baggage compartment or external basket) must meet Section C-4.D.21 requirements

☐                      Additional Variable Capacity Collapsible Bucket(s)(Capable of being transported in cabin or baggage compartment or external basket) must meet Section C-4.D.21 requirements

☒                    Digital P25 VHF-FM (FM-1) Transceiver in lieu of Analog VHF-FM (FM-1) Transceiver Must be complied with no later than January 1, 2010. (Only transceivers specified in Section C-8.A.3.g are acceptable)

☒                    GPS (See Section C-8)

☐                      Additional VHF-FM (FM-2) Transceiver (In accordance with requirements for a VHF- FM Transceiver in Section C.)

☐                      AFT Cabin audio control system (Use Exhibit 17 for third audio control system specifications)

☐                      External PA

☐                      VHF Navigation receiver with indicator (VOR)

☐                      Additional GPS Antenna (Exhibit 7)

☐                      External antenna for Trimble Survey grade GPS unit.

☐                      Interphone — All passenger positions

☐                      Additional 760 Channel VHF-AM Radio

☒                    VHF-FM Portable Radio (for fuel servicing vehicle driver)

☒                    Fuel Servicing Vehicle Radio (Exhibit 7)

☐                      Automatic engine re-ignition system

☐                      Engine air intake filtration system

☒                    Closed circuit fueling system if commercially available for the helicopter offered (See Exhibit 8).

☒                    Kit for disposal of fuel during start-up/shut down; i.e., EPA Bell Kit if commercially available

☐                      Wiring to accommodate Government-Furnished carousel

☐                      Remote cargo hook for long-line (Exhibit 5) (for bucket equipped helicopters)

☐                      Contractor-furnished 150 foot longline. Longline may consist of multiple segments and none shorter than 50 feet ( for bucket equipped helicopters).

☒                    Interagency qualified vertical reference pilot

☒                    Interagency qualified Mountainous terrain pilot

☒                    Operations in countries boarding contiguous United States may be required. Pilots crossing international borders shall possess a valid passport.

Other — Additional Special Requirements

☒                    SPCC Plan shall be available in fuel servicing vehicle. Refer to Section C-11.D

B-13       Additional Information

Additional information required to be submitted with your Proposal is contained in Section E, Instructions to Offerors-Commercial Items (Far 52.212-1) (Tailored).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C-1           Scope of Contract

A.                     The intent of this solicitation and any resultant Contract is to obtain Standard or Restricted Category, Heavy (Type I) Helicopter used primarily for water delivery. These helicopters shall be fully operated by qualified and proficient personnel and equipped to meet specifications contained herein for offered aircraft used in the administration and protection of Public Lands.

B.                       The Contractor shall keep and maintain programs necessary to assure safety of ground and flight operations. The development and maintenance of these programs are a material part of the performance of the contract. (See Clause E7 Synopsis of Safety Program) When, in the sole judgment of the Contracting Officer, the safety programs do not adequately promote the safety of operations, the Government may terminate the contract for cause as provided in the “Contract Terms and Conditions”. Examples of such programs are but not limited to: 1) Personnel Activities, 2) Maintenance, 3) Safety and 4) Compliance with Regulations.

C.                       Contract personnel shall conduct themselves in a professional and cooperative manner in fulfilling this Contract.

D.                      During the Mandatory Availability Period (MAP) and any extensions thereof, the aircraft shall be made available for the exclusive use of the Government.

E.                        The helicopter furnished will be used for incident support and may also be used for project, law enforcement, and administrative flights. If contractor agrees to perform law enforcement, such agreement shall be in writing. When operating in Alaska, see Exhibit 3, Alaska Supplement, for additional requirements.

F.                        The Government has Interagency and cooperative agreements with Federal and State Agencies and private landholders. Aircraft may be dispatched under this contract for such use.

G.                       The Contracting Officer (CO) may, with the Contractor’s agreement, release the Contractor from the contract for short periods of time to perform outside work such as search and rescue for other Federal, State, or local agencies or private parties. During the period of such release, the U.S. Forest Service (USFS) is not responsible for any payment or liability.

C-2           Certifications

A.                     General

1.                         Contractors shall be currently certificated to meet 14 Code of Federal Regulations (CFR), 133 (External Load Operations), 135 (Air Taxi Operators and Commercial Operations), and 137 (Agricultural Aircraft Operations), as applicable. Any helicopter offered shall be listed by make, model, series, and registration number on the Operators Certificates.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

2.                          Helicopters shall conform to the approved type design (normal or restricted), be maintained and operated in accordance with type certificate requirements not withstanding the aviation regulations of the State in which the helicopter may be operated except those requirements specifically waived by the CO. If an operator has a 135 certificate, the aircraft will be maintained in accordance with their FAA approved maintenance program. 14 CFR Part 133 and 137 aircraft will be maintained in accordance with the type certificate and applicable supplement type certificates (STC).

3.                          The pilot is responsible for computing the weight and balance for all flights and for assuring that the gross weight and center of gravity do not exceed the aircraft’s limitations. Pilots shall be responsible for the proper loading and securing of all cargo. Load calculations (Exhibit 13, Form 5700-17 or OAS-67) shall be computed and completed by the pilot using appropriate flight manual hover performance charts.

4.                          Each helicopter shall operate in accordance with an approved 14 CFR Part 133, Rotorcraft Load Combination Flight Manual (RLCFM), unless the CO specifically waives the requirement. A copy of the RLCFM shall be kept with the aircraft at all times.

B.                       Standard Category Helicopters

1.                          All passenger-carrying flights, regardless of the number of passengers carried, shall be conducted in accordance with the Contractor’s 14 CFR Part 135 operations specifications.

2.                          Helicopters shall be certificated in Normal or Transport Category.

3.                          The Government may elect not to utilize individual Standard Category aircraft for passenger transport.

4.                          Helicopters shall carry their fully rated capacity of cargo for suppressant/retardant as determined by use of the approved weight and balance performance data.

C.                       Restricted Category Helicopters

1.                          Helicopter(s) certificated in Restricted Category shall have been issued a Special Airworthiness Certificate.

2.                          Helicopter(s) configured from aircraft types that have FAA Type Certificates obtained by the aircraft manufacturer shall incorporate the manufacture’s designated changes to bring the aircraft into conformity with their type design, excluding passenger configuration requirements. All applicable Airworthiness Directives and manufacturer Service Bulletins shall be accomplished.

3.                          Helicopter(s), which are configured from former military aircraft, which have FAA Type Certificates based upon military operation in lieu of a manufacturer’s Type Certificate, shall have all applicable Time Compliance Technical Orders (TCTO’s), military Service Bulletins, and Safety-of-Flight Messages accomplished. This includes any directives, which refer to later models of the same type, which were issued after the earlier models had left the military inventory. When FAA approvals establish more restrictive limits, such limits will prevail.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C-3              Government Furnished Property

A.                     If Government Furnished Property (GFP) is provided; the Contractor shall be required to sign a property receipt document. Upon Government request, GFP shall be returned to the Government in accordance with GFP FAR Clause 52.245-1 (JUN 2007).

B.                       The Government will deliver the following items to the Contractor upon arrival at the Host Base.

1.                          Interagency Aviation Transport of Hazardous Materials Handbook/Guide with any applicable Department of Transportation (DOT) Special Permit Letters and Emergency Response Guide.

2.                          Personal fire shelter for each flight crewmember. Instruction in shelter deployment to be provided by the Helicopter Manager.

C.                       Foam Concentrate will be provided by the Government as needed in accordance with the most current Qualified Product List as specified at www.fs.fed.us/rm/fire

C-4         Aircraft Requirements

A.                     General

1.                          Aircraft shall be maintained in accordance with all applicable 14 CFR requirements, mandatory manufacturers’ bulletins as required or identified by the FS and or DOI, and all applicable FAA Airworthiness Directives (AD).

2.                          All required documents needed to verify the data in Form FS-5700-21a or AMD 36b; Helicopter Data Record (including airframe logs, engine logs, compliance with mandatory manufacturer’s bulletins, FAA AD compliance, and aircraft status record, etc.) shall be made available to FS or DOI inspector(s).

3.                          Unless authorized by an approved Minimum Equipment List (MEL), aircraft shall not be approved or used if any accessory or instrument listed on the aircraft type certificate data sheet is inoperative.

4.                          Aircraft shall not be approved if any component time in service exceeds the manufacturers’ recommended Time Between Overhaul (TBO) or FAA-approved extension. All inspection times and intervals shall comply with the Contractor’s FAA approved maintenance program.

B.                       Condition of Equipment

1.                          Contractor-furnished aircraft and equipment shall be operable, free of damage, and in good repair. Aircraft systems and components shall be free of leaks except within limitations specified by the manufacturer.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

2.                          All windows and windshields shall be clean and free of scratches, cracks, crazing, distortion, or repairs, which hinder visibility. Repairs such as safety wire lacing and stop drilling of cracks are not acceptable permanent repairs. Prior to acceptance, all temporarily repaired windows and windshields shall have permanent repairs completed or shall be replaced.

3.                          The aircraft interior shall be clean and neat. There shall be no un-repaired tears, rips, cracks, or other damage to the interior. The exterior finish, including the paint, shall be clean, neat, and in good condition (i.e. no severe fading or large areas of flaking or missing paint and etc.). Military or other low visibility paint schemes are unacceptable. Any corrosion shall be within manufacturer or FAA acceptable limits.

C.                       Center of Gravity

1.                          All aircraft shall be configured so that the center of gravity will remain within the FAA approved Flight Manual published limits for all load requirements and full range of fuel conditions, including ferry with minimum crew without subtraction or addition of ballast.

2.                          All aircraft shall be loaded such that the center of gravity will remain within allowed limit during the flight. Actual weights will be used for flight calculation.

3.                          When the equipped weight of the aircraft, as noted by registration number in Section B, Schedule of Items changes, the Contractor shall notify the CO of the change and submit a new weight and balance as required by the Contract.

D.                      General Equipment (as applicable)

Helicopters shall be configured with the equipment required by 14 CFR and approved for make and model furnished. In addition, the following will be required:

1.                          A copy of the Awarded Contract and modification(s) shall remain in the helicopter during the Contract period(s). A copy of the performance charts submitted in your initial proposal shall be included with the awarded contract.

2.                          Instrumentation required by the Type Certificate and 14 CFR for use with the make and model furnished.

3.                          Free air temperature gauge.

4.                          Approved aircraft lighting for night operation in accordance with 14 CFR 91.209, plus instrument lights.

5.                          First Aid Kit Aeronautical (Exhibit 1, First Aid Kit Aeronautical)

6.                          Survival Kit Aeronautical (Exhibit 2, Survival Kit Aeronautical, Lower 48)

7.                          Additional Suppression/Prescribed Fire Equipment (Exhibit 5, Additional Suppression/Prescribed Fire Equipment) as applicable.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

8.                          Seats, Seatbelts and Shoulder Harnesses

A.                     Seat belts for all seats. One set of individual lap belts for each occupant.

B.                       FAA-approved double-strap shoulder harness with automatic locking inertia reels for each front seat occupant. Shoulder straps and lap belts shall fasten with one single-point, metal-to metal and quick-release mechanism. Standard factory shoulder harnesses are acceptable for Aerospatiale and Bell transport category helicopters. Military style harnesses are acceptable. (Exhibit 4, Restraint Systems Condition Inspection Guidelines).

C.                       FAA approved single diagonal shoulder harness with inertia reel integrated with the lap seat belt with one single point metal-to-metal , quick release mechanism for each passenger position.

D.                      For Type I (Heavy) Helicopters: An incorporated single or double shoulder harness integrated with the lap seat belt with one single point metal-to-metal (Lift Lever Buckle), quick release mechanism for each passenger position.

E.                        All Seats, Seat Belts and Shoulder Harnesses for all helicopters must either be:

1. An OEM installation

2. STC’d

3. Approved for installation by an FAA From 8110-3 with all DER supporting engineering substantiation documentation attached or

4. Field Approved for installation with supporting FAA Form 8110-3 and all DER supporting engineering substantiation documentation attached

F.                        Installations substantiated to the requirements 14 CFR Part 29 are most desirable. All data pertinent for these installations shall be available for review by the Forest Service prior to contract award. Installations of a seat, seat belt or shoulder harness are not acceptable as a minor alteration. Seatbelt and shoulder harness installations should follow the guidelines and best practices of FAA Advisory Circular (AC) 21-25A and 21-34. Field Approvals based on previously approved installations must match Make and Model. Field Approvals using previously approved “generic” Field Approvals are not acceptable, i.e. a Field Approval for a Bell 212, based on a previously approved similar installation for an S-58, would not be acceptable.

9.                          One flight hour meter (Hobbs) installed in a location observable from the cockpit. The meter shall be wired in series with a switch on the collective control, and a switch activated by engine or transmission oil pressure or equivalent system, to record flight time (in hours and tenths of hours) only.

10.                    External load operations from other than the manufacturer’s designated pilot station (right seat in most helicopters) are allowed only with an approved FAA Supplemental Type Certificate (STC) or field approval and designation on the aircraft Interagency Data Card. For single piloted aircraft, field approvals in lieu of STCs are not acceptable unless operational gauges are installed in a manner which allows observation while the pilot’s focus is on the external load.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

11.                    Convex mirror for observation of external loads and landing gear (not required for aircraft equipped ONLY for vertical reference operations).

12.                    The Fire extinguisher(s) shall be a hand-held bottle, fully charged, with a minimum of 1.5 pounds capacity and 2-B:C rating, maintained in accordance with NFPA 10 and mounted with a quick release attachment accessible to the flight crew while seated.

13.                    Standard Category helicopters with a floor height greater than 18-inches shall have an approved personnel access step to assure safe entrance and exit from each door of the helicopter. A section of external cargo rack may be utilized as a step by providing a clear space covered with non-skid material.

14.                    Complete set of current aeronautical charts covering area of operation. The Contractor shall be responsible for providing navigation publications.

15.                    Dual controls are required for pilot evaluations.

16.                    One or more independently switched white or white and red strobe light(s) mounted on top of the helicopter or otherwise visible from above. An LED aviation red strobe installed by the OEM or Supplemental Type Certificate will also fulfill this requirement.

For Type III aircraft—In accordance with 14 CFR 27.1401, Anti-collision Light System (d) Color. Each anti-collision light shall be aviation red and shall meet the applicable requirements of 14 CFR 27.1397. In order to meet contract specifications, Contractors shall obtain FAA approval (FAA Form 337) to alter the aircraft, if applicable.

17.                    High visibility markings on main rotor blades (Exhibit 6, High Visibility Markings on Main Rotor Blades).

18.                    Cargo Hook

a.   One cargo hook that may be loaded and locked in a single motion with one hand, and is rated at the maximum lifting capacity of the aircraft.

b.   As a minimum, the cargo hook shall be completely disassembled and inspected with repairs made as required, lubricated, and a full-load operational check in accordance with manufacturers recommendations.

19.                    Variable capacity collapsible bucket(s) (For bucket-equipped helicopters)

a.   One (1) collapsible, variable capacity water/retardant buckets shall be furnished under this Contract.

b.   The bucket, at 100 percent of manufactures rated capacity (+/ -5%) shall be commensurate with the maximum OGE lifting capability of the helicopter at 5000 PA and 30 degrees C with a 200 pound pilot(s) and 1 1/2 hours of total fuel. The bucket shall be capable of being operated with all increments of the long-line. No partial dips allowed.

c.   Environmental operating conditions may dictate the need for more than one size bucket.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

d.   Helicopters equipped with electronic helicopter hook load measuring system (load cells) that provide a cockpit readout of the actual external load and a bucket that is equipped with a gating system and/or a powerfill bucket that allows part of the load to be released while retaining the remainder of the load are approved in lieu of the second bucket.

e.   Capacity of each position or adjustment level shall be marked on the bucket. Collapsible buckets with cinch straps shall only be adjusted to the marked graduations (i.e., 90%, 80%, 70%). Attempts to establish intermediate graduations or capacities below the manufacturer’s minimum graduation (by tying knots, etc.) are prohibited. Powerfill buckets do not need to be cinched.

f.   An Operations Manual for the type bucket(s) provided shall be available on site.

g.   Either the weight of the bucket or capacity at each adjustment level shall be marked on the bucket or the operator shall have a written statement of the maximum capacity (weight) at each adjustment point.

h.   The jettison-arming switch, if applicable, shall be in the armed position during external load operations.

i.   When a bucket is attached directly to the cargo hook, it is critical to measure the maximum length of the extended bucket from the shackle on the control head to the extended dump valve/fire sock, making sure that it is at least 6-inches less than the distance from the belly hook to the closest possible point on the tail rotor. Lines attached between the cargo hook and the bucket shall extend the bucket past the outside arc of the tail rotor, the line shall be no shorter than 50 feet.

20.                    The bucket gate open/close switch (es) shall be clearly marked for “open” and “closed,” spring-loaded to the “OFF” position, and mounted on the collective pitch lever to avoid confusion with the cargo hook release. The switch shall be of a different design and shall be mounted in such a way as to not easily be confused with the RPM Control (Beep) switch.

21.                    Standard category Medium and all Light helicopters: An auxiliary power connector (MS3112E12-3S) protected by a 5-amp circuit breaker connected to the avionics or main aircraft power buss shall be permanently mounted in a location convenient to the passenger compartment. Pin A shall be +24 VDC in 24-volt aircraft; Pin B shall be aircraft ground. Pin C shall be + 12 volts VDC in 12 volt aircraft. Never apply power to both Pin A and Pin C simultaneously.

22.                    Fuel Servicing Vehicle (Exhibit 7 Additional Avionics Equipment and Exhibit 8 Fuel Servicing Equipment Requirements) (Not required for Alaska).

23.                    FAA Approved Extended Height/High Skid Landing Gear (if available by STC or aircraft manufacturer).

24.                    FAA approved high visibility, pulsating, forward facing, conspicuity lighting.

25.                    FAA-approved locking cap(s) on all fuel filler ports. Single point refueling port dust caps need not have an FAA approved locking device.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

26.                    All cargo will be loaded, contained and restrained in a FAA Approved manner that is compliant with the aircraft’s approved flight manual and the operator’s 135 Operations Manual. 80

27.                    Internal baggage compartment/external cargo basket/racks. Minimum of fifteen (15) cubic feet of cargo space with isolated internal baggage compartment(s) capable of accommodating 58-inch long shovels, rakes, and other fire fighting tools (requires rear bulkhead modification of baggage compartment of some models).

C-5    Aircraft Maintenance

A.      General

1.                         The Contractor shall be capable of providing field maintenance support to each helicopter for extended periods during heavy use.

2.                         Helicopters shall be operated and maintained in accordance with 14 CFR requirements and manufacturers’ recommendations. Special equipment and/or modification of the helicopter to meet requirements of this contract shall be inspected, repaired, and altered in accordance with 14 CFR requirements and manufacturer’s recommendations or engineered data and, if required, be FAA approved. All “time change” components, including engines, shall be replaced upon reaching the factory recommended time, or FAA approved extension if applicable. Aircraft operated with components and accessories on approved TBO extension programs are acceptable, provided the Contractor who provides the aircraft is the holder of the approved extension authorization (not the owner if the aircraft is leased), and shall operate in accordance with the extension.

3.                         FAA, CFR 14, Part 145 Repair Stations, may be used for specific maintenance functions that the repair station is certified for. The aircraft must be returned to service under the repair station certificate, and not under an individual’s certificate for the repair station; for example repairman or A&P mechanic. The repair station may not be used in lieu of the carded mechanic required by this contract.

4.                         Compliance with mandatory manufacturers’ service bulletins, FAA ADs, and the correction of maintenance deficiencies shall be accomplished prior to the start and during the period of Contract performance.

5.                         Contract performance may subject the aircraft engine to frequent smoke, sand and dust ingestion. All aircraft shall comply with the erosion inspection procedures at the recommended intervals in accordance with the engine operation and maintenance manual for the Contracted aircraft.

6.                         All maintenance performed shall be recorded in accordance with 14 CFR 43 and 91 including helicopter time-in-service and hour meter reading.

7.                         A copy of the current maintenance record required by 14 CFR 91 shall be kept with the aircraft.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

8.                         Maintenance of aircraft records shall be in accordance with the FAA Advisory Circular (AC) No. 43-9C as revised.

9.                         The Contractor shall immediately notify the CO of any change of an engine, power train, control, or major airframe component and circumstances inducing the change.

10.                   Routine maintenance shall be performed before or after the daily standby or as approved by the CO.

11.                   All inspection times and intervals shall comply with the Contractor’s FAA Approved Maintenance Program.

12.                   Inspections shall be performed in a maintenance facility, or in the best field conditions available

13.                   For aircraft on any FAA approved maintenance program, the following applies:

For aircraft on a maintenance program requiring 100 hr inspections: at the beginning of the Mandatory Availability Period there are 50 or more hours remaining prior to the 100-hour inspection, that 100-hour inspection and any required maintenance and subsequent 100-hour inspections may be performed without loss of availability per the requirements in a thru g below.

OR

Aircraft on an FAA Approved Aircraft Maintenance Programs with other than 100 hr inspections (for example phase or progressive type inspection), and after having flown 50 or more hours following the start of the Mandatory Availability Period, a scheduled inspection or maintenance may be performed without loss of availability per the requirements in a thru f below. From that time, after every subsequent 100 hours of flight (±10%), scheduled inspections or maintenance may be performed without loss of availability per a thru f below.

a.   When the 100 hour or other FAA approved maintenance inspection (that occur on a 100 hour flight cycle), is due and the aircraft and flight crew have been released for the day, the contractor will be allowed to perform this scheduled inspection and/or maintenance, up to the end of the following calendar day, without assessment of unavailability.

b.  Inspections shall be performed in one of the following:

(1) Maintenance facility,

(2) Host or alternate base, or

(3) Best field conditions available.

Flight time to and from a maintenance facility or alternate base or location will not be paid.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

c. Contractor shall notify the Contracting Officer at least 16 flight hours prior to the initiation of any maintenance inspection.

d. When the aircraft is available for service, it is the Contractor’s responsibility to ensure that the flight crew is also available.

e. If the flight crew is not available when the aircraft is returned to service, unavailability will be assessed from that time until such time that they do become available.

f. If the entire calendar day is not used to perform maintenance, no credit of that unused time shall be granted.

g. When less than 50 hours remain before the initial 100-hour inspection, the first 100 hour inspection shall be performed before or after the daily standby, or as approved by the Contracting Officer.

14.                   During the MAP, contractor may, with the approval of the CO, elect to use 2 additional non-paid calendar days for the accomplishment of scheduled maintenance. These 2 days need not be consecutive; however they will each be full calendar days. Contractor shall request approval from the CO at least 48 hours prior to the initiation of the additional scheduled maintenance days. Contractor will not be assessed unavailability for performance purposes and will not be paid for the unavailability.

15.                   All weighing of aircraft shall be performed on scales that have been certified as accurate within the previous one (1) year. The certifying agency may be any accredited weights and measures laboratory.

16.                   Helicopter(s) under initially awarded contract(s) under this solicitation shall remain at or below contracted helicopter equipped weight as bid. Helicopters will be allowed 1% above the awarded contracted helicopter equipped weight during the contract option period(s). The aircraft’s equipped weight is determined using weight and balance data which was determined by actual weighing of the aircraft within 24 months preceding the starting date of the MAP and 36 months thereafter or following any major repair or major alteration or change to the equipment list which significantly affects the center of gravity of the aircraft. If the government requires additional equipment after contract award no penalty will be assessed.

17.                   A list of equipment installed in the aircraft at the time of weighing shall be compiled. The equipment list shall include the name of each item installed. Items that may be easily removed or installed for aircraft configuration changes (seats, doors, radios, cargo hook, baskets, special mission equipment, etc.) shall also be listed including the name, weight, and arm of each item. Each page of the equipment list shall identify the specific aircraft by serial and registration number. Each page of the equipment list shall be dated indicating the last date of actual weighing or computation. The weight and balance shall be revised each time equipment is removed or installed.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

18.                   When the contract equipped weight of the aircraft, as noted by registration number in Section B, Schedule of Items, changes, the Contractor shall notify the CO of the change and submit a revised weight and balance as required by the Contract.

B.                       Turbine Engine Power Assurance Checks

1.                         A power assurance check shall be accomplished on the first day of operation, and thereafter within each 10-hour interval of contracted flight operation unless prohibited by environmental conditions (i.e. weather, smoke). The power assurance check shall be accomplished by the contractor in accordance with the Rotorcraft Flight Manual or approved company performance monitoring program. A current record of the power assurance checks will be maintained with the aircraft under this Contract and any renewal periods.

2                            Helicopters with power output below the minimum published performance charts shall be removed from service. The below-minimum power condition shall be corrected before return to service and contract availability.

C.                       Maintenance Flights

A functional maintenance flight shall be performed following overhaul, repair, and/or replacement of any engine, power train, rotor system or flight control equipment, and following any adjustment of the flight control systems before the helicopter is returned to service. The flight will be performed at the Contractor’s expense. Results of the maintenance flights shall be reported to and approved by the FS or DOI Aviation Maintenance Inspector before the aircraft is returned to Contract availability.

C-6              Aircraft and Equipment Security

A.                     The security of Contractor provided aircraft and equipment is the responsibility of the Contractor.

B.                       Aircraft shall be electrically and/or mechanically disabled by two independent security systems whenever the aircraft is unattended. Deactivating security systems shall be incorporated into preflight checklists to prevent accidental damage to the aircraft or interfere with safety of flight.

C.                       Examples of Unacceptable disabling systems are:

1.                          Locked door/windows; and/or

2.                          Fenced parking areas.

C-7              Avionics Requirements

Required avionics systems and contractor offered avionics/communications equipment shall meet the performance specifications as specified in FS/AMD A-24 at: www.fs.fed.us/fire/niicd/documents.html

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C-8      Contractor Furnished Avionics Systems

A.                     Communications Systems

1.                          Emergency Locator Transmitters

One automatic-portable/automatic-fixed or automatic-fixed Emergency Locator Transmitter (ELT) utilizing an external antenna and meeting the same requirements as those detailed for airplanes in 14 CFR 91.207 (excluding 14 CFR 91.207(f)), shall be installed per the manufacturer’s installation manual, in a conspicuous or marked location. ELTs certified under TSO-C91 are not acceptable. Note: ELTs operating on 121.5 MHz and/or 406 MHz or both frequencies are acceptable.

2.                          VHF-AM Transceivers

One panel mounted VHF-AM aeronautical transceiver (VHF-1), operating in the frequency band of 118.000 to 136.975 MHz, with a minimum of 760-channels in no greater than 25 kHz increments, and a minimum of 5-watts carrier output power.

3.                          VHF-FM Transceivers

a.                  One aeronautical VHF-FM radio transceiver (FM-1). The transceiver shall operate from 150 to 174 MHz, permit the operator to program any usable frequency within that band while in flight, provide operator selection of both wide-band (25 kHz bandwidth/5 kHz modulation) and narrow-band (12.5 kHz bandwidth/2.5 kHz modulation) operation by channel for MAIN and GUARD operation. Transceivers shall be set to operate in the analog narrowband mode (typically indicated with a lower case “n”) unless local conditions dictate otherwise.

b.                 Carrier output power shall be 10-watts nominal. The transceiver shall be capable of displaying receiver and transmitter operating frequency. Transceivers shall provide both receiver and transmitter activation indicators for MAIN and GUARD. Simultaneous monitoring of both MAIN and GUARD (168.6250 MHz) is required. Scanning of GUARD is not acceptable. GUARD communications may only be used for: emergencies; initial call; recall; and redirection.

c.                  A CTCSS sub-audible tone encoder with a minimum of 32 standards selectable tones, meeting the current TIA/EIA-603A standard, shall interface with the above transceiver. The encoder shall encode a 110.9 Hz tone on all GUARD transmissions.

d.                 The transceiver’s operational controls shall be mounted in a location that is convenient to both pilot and co-pilot/observer.

e.                  Aircraft having two or more aeronautical VHF-FM radio transceivers need only have a GUARD receiver in the first transceiver (FM-1).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

f.                    The following analog aeronautical VHF-FM transceivers are known to be acceptable until 12/31/2009.

Eureka Radio Systems (ERS)	ERS-96000NB with external tone encoder
Northern Airborne Technology	NPX-138N-050/070 & NTX-138-050
Technisonic Industries	TFM-138 (serial # 1540 & up), TFM-138B/C/D, & TFM-500
Wulfsburg Electronics	Flexcom II (non P25 versions), RT-138N, & RT- 9600N

g.                 The following multimode (P25) digital aeronautical VHF-FM transceivers are known to be acceptable.

Technisonic Industries		TDFM-136
Northern	Airborne	NPX 136D
Technology

h.                 All VHF-FM transceivers (aeronautical, mobile, and portable) furnished to meet the requirements of this contract must be multimode (P25) digital by January 1, 2010. Only P25 compliant transceivers will be acceptable after this date. Multimode (P25) digital aeronautical VHF-FM transceivers must meet FS/AMD A-19. Visit the following website for a copy of FS/AMD A-19 and a current list of acceptable radios: www.fs.fed.us/fire/niicd/documents.html

i.           All P25 digital radios will operate with current software as listed on www.fs.fed.us/fire/niicd/Hotsheet/Hotsheet.html. Software versions identified on this website by October 1st will be acceptable for the following year. The only exception is more up-to-date software versions as released by the manufacturer. P25 digital radios without a software version listing will be upgraded to the current version within six months of release by the manufacturer. As an example, Technisonic releases a new software version for their TDFM-136 radio on August 1st. The above website lists this new software version on September 15th. Therefore, all TDFM-136 radios must operate with this new software by th January 1st. However, if the website did not list this new software until October 10th, the software would not be required until end of the following year.

Note: There are currently only two radios known to meet the fire P25 digital radio requirement: Northern Airborne Technology’s (NAT) NPX136D and Technisonic Industries’ TDFM 136. It is anticipated that a majority of operators will delay purchasing P25 digital compliant radios until the January 1, 2010 deadline. NAT and Technisonic rely on third party manufacturers for radio components, and these components may take several months to acquire. NAT and Technisonic have assured us that they will not be able to manufacture a large quantity of P25 radios in a short timeframe. Accordingly, it is highly suggested that all aviation operators place their orders for P25 digital radios as soon as possible to avoid delays in aircraft approval.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

4.                          Provisions for AUX-FM Portable Radios (Not required for Restricted Category or Limited Use Aircraft) (Not applicable on this contract)

a.                               The Contractor shall provide the necessary interface for installing and properly operating an auxiliary VHF-FM portable radio through the aircraft’s audio control system(s). The interface shall consist of the appropriate wiring from the audio control system; terminate in an MS3112E12-10S type connector and utilizing the contact assignments as specified by drawing FS/AMD-17 (See www.fs.fed.us/fire/niicd/documents.html)

b.                              One weatherproof, external, broadband antenna (Comant type CI-177 or equal) covering the 150-174 MHz band, with associated RG-58A/U (or equivalent) coaxial cable and connector, terminated in a bulkhead-mounted, female BNC connector adjacent to the above 10-pin connector.

c.                               Mounting facilities, in accordance with the specifications of FAA AC 43.13-2A, for secure installation of the auxiliary VHF-FM portable radio in the cockpit shall be provided (Field Support Services (http://www.helifire.com) AUX-EPH-RB or equivalent). The location of the mounting facilities shall be such that, when connected with an 18-inch adapter cable, allows the co-pilot/observer full and unrestricted movement of the radio’s controls.

d.                              Positive-polarity microphone excitation voltage shall be provided to the AUX-FM system from the aircraft DC power system through a suitable resistor network. A blocking capacitor shall be provided to prevent the portable radio microphone excitation voltage from entering the system. Sidetone for the AUX-FM shall also be provided (NAT AA34, Heritage PA-34, or equivalent).

e.                               In lieu of the above AUX-FM requirements, the Contractor may substitute one aeronautical VHF-FM transceiver (FM-2), which meets the same requirements as FM-1 unless the second aeronautical VHF-FM radio transceiver (FM-2) is specifically required. When two aeronautical VHF-FM radio transceivers are required, the AUX-FM is also required.

5.                  Automated Flight Following

a.                               One Automated Flight Following (AFF) system compatible with the governments AFF tracking network (Webtracker). Not all available AFF systems are compatible with Webtracker nor meet Webtracker’s requirements. The contractor shall ensure that the AFF system offered is compatible with Webtracker. To view Webtracker’s current compatibility requirements and a list of previously successful AFF equipment manufacturers, refer to https://www.aff.gov.

b.                              The AFF system shall be powered by the aircraft’s electrical system, installed per the manufacturer’s installation manual, and operational in all phases of flight. AFF equipment shall utilize as a minimum: Satellite communications, an externally or internally mounted antenna, provide data to the Government’s Webtracker software, use aircraft power via a dedicated circuit breaker for power protection, and be mounted so as to not endanger any occupant from AFF equipment during periods of turbulence. Antennas should be placed where they have the best view of the overhead sky as possible. Externally mounted antennas are recommended to improve system performance. Any AFF manufacturer required pilot display(s) or control(s) shall be visible/selectable by the pilot(s). Remote

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

equipment having visual indicators should be mounted in such a manner as to allow visual indicators to be easily visible.

c.                               AFF communications shall be fully operational in the lower 48 states. Contractors accepting dispatches to the State of Alaska, Southern Canada, or Western Canada must have an AFF system capable of being tracked in these locations at all times. Not all manufacturers’ AFF equipment communication links will operate effectively in all geographic areas.

d.                              The contractor shall maintain a subscription service through the AFF equipment provider allowing AFF position reporting for satellite tracking via Webtracker. The position-reporting interval shall be every two minutes while the aircraft is in flight. The contractor shall register their AFF equipment with the Fire Applications Support Desk (FASD) providing: Complete tail number; manufacturer and serial number of the AFF transceiver; aircraft make and model; and Contractor contact information. If the contractor relocates previously registered AFF equipment into another aircraft, then the contractor shall contact the FASD making the appropriate changes prior to aircraft use. In all cases, the contractor shall ensure that the correct aircraft information is indicated within Webtracker. The contractor shall contact the FASD of system changes, scheduled maintenance, and planned service outages.

e.                               Registration contact information, a web accessible feedback form, and additional information is available at: https://www.aff.gov. The FASD can be reached at (800) 253-5559 or (208) 387-5290.

f.                                 Prior to the aircraft’s annual contract inspection, the contractor shall ensure compliance with all AFF systems requirements. The contractor shall additionally perform an operational check of the system. As a minimum, the operational check shall consist of confirming the aircraft being tested is displayed in Webtracker (indicating it is currently transmitting data to Webtracker) and that all information displayed in Webtracker is current. A username and password are required to access Webtracker. Log on to the AFF website at https://www.aff.gov to request a username and password, or contact the FASD.

g.                              This clause incorporates Specification Section Supplement available at: https://www.aff.gov/contractspecs with the same force and affect as if they were presented as full text herein.

B.                       Navigation Systems

One Global Positioning System (GPS). The GPS shall be panel-mounted; located where both the pilot and the co-pilot/observer can clearly view the display; utilize WGS-84 datum; reference latitude and longitude coordinates in the DM (degrees/minutes/decimal minutes) mode; and be powered by the aircraft electrical system. Antennas must have a clear view of the sky. The GPS unit must have the ability for manual entry of waypoints in flight. The GPS shall have a database, updated annually, covering the continental United States. Contractors accepting dispatches to Alaska shall also include an Alaska database in the GPS. Aviation portable GPS units (Garmin GPSMAP 296/396/496 or equivalent) are acceptable provided they use remote antennas, are securely mounted, present information from an overhead orientation (not a drive along the road type), installation approved via FAA Form 337, and meet all previously stated GPS requirements.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C.                       Transponder/Altitude Encoders

One ATC transponder and altitude reporting system(s) meeting the requirements of 14 CFR 91.215 (a) and (b), 14 CFR 91.413 and be tested and inspected every 24-calendar months as specified by 14 CFR Part 43, appendix F.

D.                      Static Pressure, Altimeter, and Automatic Pressure Altitude Reporting Systems

The aircraft’s static system(s) shall be maintained in accordance with the IFR requirements of 14 CFR 91, and inspected and tested every 24-calendar months as specified by 14 CFR Part 43, appendix E and 14 CFR 91.411.

E.                        Audio Control Systems

General

1.                          Standard Category. Medium (Type II) and Light Helicopters (Type III). Two audio control systems (which may be combined in a single unit) shall be installed providing the pilot and observer/co-pilot separate systems. Each system shall provide pilot and observer/co-pilot with separate controls for selection of multiple receiver audio outputs and transmitter microphone/push-to-talk (PTT) audio inputs. Each system shall also provide pilot and observer/co-pilot with separate controls for adjustment of both ICS and receiver audio output levels. Note: One audio control system is required for aircraft designed for a single occupant (i.e. K-MAX).

2.                        Standard Category Heavy (Type I). In addition to the above pilot and observer/co-pilot audio control systems, a third audio control system shall be installed in the cabin for utilization by the helicopter manager. The helicopter manager’s audio control system shall be installed in a location that provides clear and unobstructed access by the helicopter manager while in the seated position (closest position to an exit door) but shall not be an impact hazard to personnel. The system shall provide separate controls for selection of multiple receiver audio outputs and transmitter microphone/push-to-talk (PTT) audio inputs. The system shall also provide separate controls for adjustment of both ICS and receiver audio output levels.

Note: On aircraft designed for a single occupant (i.e. K-MAX), only one audio control system is required and references to observer/copilot, helicopter manager, and passenger requirements are not applicable.

Note: References to passenger requirements on S-64 helicopters are not applicable.

3.                         Restricted Category. An audio control system shall be provided for the pilot and check/co-pilot. The system shall provide controls for selection of multiple receiver audio outputs and transmitter microphone/PTT audio inputs. The system shall also provide separate controls for adjustment of both Intercommunication System (ICS) and receiver audio output levels.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

4.                          Standard Category Type I (Heavy). A third audio control system shall be installed in the aft cabin for utilization by the helicopter manager. The audio control system shall be installed in a location that provides clear and unobstructed access by the helicopter manager while in the seated position (closest position to exit door) but shall not be an impact hazard to personnel.

For all helicopter types, the aft cabin shall have capability for radio transmit push-to-talk (PTT) from two positions and have ICS and radio receive from all positions

F.                        Transmitter Selection and Operation

1.                          Standard Category Medium and Light Helicopters. Separate transmitter selection controls shall be provided to the microphone/PTT inputs of both the pilot and observer/co-pilot. The system shall be configured so that the pilot and observer/co-pilot may each simultaneously select and utilize a different transmitter (or Public Address (PA) System when installed) via their respective audio control and microphone/PTT. Whenever a transmitter is selected, the companion receiver audio shall automatically be selected for the corresponding earphone. Transmitter sidetone audio shall be provided for the user as well as for cross monitoring via the corresponding receiver selection switch on the other audio control system.

2.                          Standard Category Heavy. Separate transmitter selection controls shall be provided to the microphone/PTT inputs of the pilot, observer/co-pilot, and helicopter manager. The system shall be configured so that the pilot, observer/co-pilot, and helicopter manager may each simultaneously select and utilize a different transmitter (or Public Address (PA) System when installed) via their respective audio control and microphone/PTT. Whenever a transmitter is selected, the companion receiver audio shall automatically be selected for the corresponding earphone. Transmitter sidetone audio shall be provided for the user as well as for cross monitoring via the corresponding receiver selection switch on other audio control systems.

3.                          Standard Category Type I (Heavy). Separate controls shall be provided for the pilot, observer/co-pilot, and helicopter manager to select audio from one or any combination of available receivers. All passengers shall be capable of monitoring receive audio. These positions shall monitor receive audio as selected by the helicopter manager’s audio control system or the observer/co-pilot’s audio control system. When additional audio control systems are installed, aft passengers shall monitor receive from the most logical audio control system.

G.                       Receiver Selection and Operation

1.                          Standard Category Medium and Light Helicopters. Separate controls shall be provided for both pilot and observer/co-pilot to select audio from one or any combination of available receivers. The aft exit passenger positions (two positions minimum) shall monitor the receiver(s) as selected by the observer/co-pilot unless the aft exit passenger positions have an independent audio control system(s). Aft exit audio control system(s) (if installed) shall provide selected receiver audio to appropriate required aft passenger positions (two positions minimum).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

2.                          Standard Category Heavy. Separate controls shall be provided for the pilot, observer/co-pilot, and helicopter manager to select audio from one or any combination of available receivers. The helicopter manager’s audio control system does not have to monitor Nav inputs. All passengers shall be capable of monitoring all transceiver audio. Passenger positions shall monitor transceiver audio as selected by the helicopter manager’s audio control system. When additional audio control systems are installed, passengers shall monitor transceiver audio from the most logical audio control system available.

3.                          Standard Category Type I (Heavy). Separate controls shall be provided for the pilot, observer/co-pilot, and helicopter manager to select audio from one or any combination of available receivers. All passengers shall be capable of monitoring receive audio. These positions shall monitor receive audio as selected by the helicopter manager’s audio control system or the observer/co-pilot’s audio control system. When additional audio control systems are installed, aft passengers shall monitor receive from the most logical audio control system.

H.                      Radios and Systems

As a minimum, the audio control system(s) shall provide for selection of all installed radios and PA systems.

I.                           Earphones and Microphones

1.                          Standard Category (All types). The audio system shall be designed for operation with 600-ohm earphones and carbon-equivalent, noise-canceling boom-type microphones (Gentex electret type Model 5060-2, military dynamic type M-87/AIC with CE-100 TR preamplifier, or equivalent). Only the pilot’s position may be configured for low impedance (dynamic) operation.

All earphone/microphone jacks in the aircraft shall be U-92A/U type, which will accept the U-174/U type plug. All U-92A/U cords shall be of an adequate length to provide the user free and unrestricted movement according to mission requirements.

2.                          Restricted Category. As required

J.                          Push-to-Talk Systems

1.                          Standard Category Medium and Light Helicopters. Separate Push-to-Talk (PTT) switches shall be provided for radio transmitter and ICS microphone operation at the pilot and observer/copilot positions. The pilot’s PTT switches shall be mounted on the cyclic control. The observer/co-pilot’s PTT switches shall be mounted on the cord to an earphone/microphone connector (Alpine Aerotech AAL280-011-001 or equivalent). In lieu of the observer/co-pilot’s cord mounted PTT switches, a foot switch operated PTT system may be utilized. In aircraft requiring two pilots the observer/co-pilot’s PTT system may be on the cyclic control. The aft exit passenger positions (two positions minimum) shall be equipped with an ICS PTT switch mounted on a cord to the earphone/microphone connector (Alpine Aerotech AAL280-011-004 or equivalent).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

2.                          Standard Category Heavy. Separate PTT switches shall be provided for radio transmitter and ICS microphone operation at the pilot, observer/co-pilot, helicopter manager, and two passenger positions (minimum) (nearest exit doors). All other passenger positions shall be provided with an ICS PTT switch. The pilot’s PTT switches shall be mounted on the cyclic control. The observer/co-pilot and the two passenger positions (minimum), capable of radio transmitter and ICS operation, shall be equipped with PTT switches mounted on the cord to an earphone/microphone connector (Alpine Aerotech AAL280-011-001 or equivalent). In lieu of the observer/co-pilot’s cord mounted PTT switches, a foot switch operated PTT system may be utilized. The helicopter manager’s PTT switches shall be mounted on a cord to an earphone/microphone connector which shall be of sufficient length so the manager can easily reach all cabin doors without unclipping the cord from their flight suit. The helicopter manager’s cord shall be mounted in the helicopter above and behind their seat. In aircraft requiring two pilots the observer/co-pilot’s PTT system may be on the cyclic control. All other passenger positions shall be equipped with an ICS PTT switch mounted on a cord to the earphone/microphone connector (Alpine Aerotech AAL280-011-004 or equivalent).

3.                          Restricted Category. Separate PTT switches shall be provided for radio transmission and ICS microphone operation at the pilot and check/co-pilot positions.

K.                      Intercommunications Systems (ICS)

1.                          Standard Category Medium and Light Helicopters. An ICS system shall be provided for the pilot, observer/co-pilot, and the aft exit passenger positions (two positions minimum). ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position above. Adjustment of the ICS audio level at any position shall not affect the level at any other position. A “hot mic” capability, controlled via an activation switch or voice activation (VOX), shall be provided for the pilot and observer/co-pilot. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

2.                          Standard Category Heavy. An ICS system shall be provided for all positions in the aircraft. ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position. Adjustment of the ICS audio level at any position shall not affect the level at any other position. A “hot mic” capability, controlled via an activation switch or voice activation (VOX), shall be provided for the pilot, observer/co-pilot, and helicopter manager. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

3.                          Restricted Category. An ICS system shall be provided for the pilot and check-pilot/co-pilot. ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position above. Adjustment of the ICS audio level at any position shall not affect the level at any other position. A “hot mic” capability, controlled via an activation switch or voice activation (VOX), shall be provided for the pilot and check-pilot/co-pilot. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C-9                            Avionics Installation and Maintenance Standards

A.                      All avionics systems used in or on the aircraft for this contract and their installation and maintenance shall comply with all manufacturers’ specifications and applicable 14 CFR requirements.

B.                        Strict adherence to the recommendations in FAA AC 43.13-1B Chapter 11, “Aircraft Electrical Systems”, and Chapter 12, “Aircraft Avionics Systems”, as well as AC 43.13-2A Chapter 1, “Structural Data”, Chapter 2, “Radio Installation”, and Chapter 3, “Antenna Installation”, are required.

C.                        All avionics systems requiring an antenna shall be installed with a properly matched aircraft-certified, broadband antenna unless otherwise specified.

D.                       Antennas shall be polarized as required by the avionics system and have a Voltage Standing Wave Ratio (VSWR) less than 2.5 to 1.

E.                         Labeling and marking of all avionics controls and equipment shall be clear, understandable, legible, and permanent. Electronic label maker marking is acceptable.

F.                         Avionics equipment mounting location and installation shall not interfere with passenger safety, space, and comfort. Avionics equipment will not be mounted under seats designed for energy attenuation. In all instances, the designated areas for collapse shall be protected.

C-10        Operations

A.                                   General

1.                         Regardless of any status as a public aircraft operation, the Contractor shall operate in accordance with their approved FAA Operations Specifications and all portions of 14 CFR 91 (including those portions applicable to civil aircraft) and each certification required under this Contract unless otherwise authorized by the CO.

2.                         A Government representative may inspect the pilot’s Interagency Helicopter Pilot Qualification Card for currency before any flight. The Government has mission control and can delay, terminate, or cancel a flight at any time.

3.                         The government recognizes the ever-increasing difficulty operators are encountering in hiring mission-qualified pilots. In response to this situation the government has developed provisions for contractors to conduct “On Contract” pilot operational training. This program has been designed with the intent of providing operational training opportunities to contractors seeking to upgrade pilots into new aircraft, and to provide operational training for pilots with little or no previous natural resource/wildland fire experience. This program contains significant conditions and restrictions. Adherence to these guidelines is critical for success of the program. See Exhibit 19

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

B.                        Pilot Authority and Responsibilities

1.                         The Pilot-In-Command (PIC) is responsible for the safety of the aircraft, loading and unloading of occupants and cargo. The pilot shall comply with the directions of the Government, except when in the pilot’s judgment compliance will be a violation of applicable federal or state regulations or contract provisions. The pilot has final authority to determine whether the flight can be accomplished safely and shall refuse any flight or landing which is considered hazardous or unsafe.

2.                         The pilot is responsible for computing the weight and balance for all flights and for assuring that the gross weight and center of gravity do not exceed the aircraft’s limitations. Pilots shall be responsible for the proper loading and securing of all cargo.

Load calculations (Exhibit 13, Form 5700-17/OAS-67) shall be computed and completed by the pilot using appropriate flight manual hover performance charts.

3.                         Smoking is prohibited within 50-feet of fuel servicing vehicle, fueling equipment, or aircraft.

4.                         After engine(s) shutdown, the pilot may exit the aircraft while the rotor(s) are turning if the Rotorcraft Flight Manual (RFM) allows and the pilot remains within the are of the rotor(s). The pilot shall coordinate this action with the Helicopter Manager. If not allowed by the RFM, aircraft must be shutdown and rotors stopped for pilot to exit aircraft or change seats.

5.                         Pilot(s) will use an FAA approved cockpit checklist for all flight operations.

6.                         Toe-in, single-skid, step-out landings are prohibited.

7.                         Equipment such as radios, survival gear, fire tools, etc., shall be located in or on the aircraft in such a manner as to potentially not cause damage or obstruct the operation of equipment or personnel. All cargo shall be properly secured.

8.                         The pilot shall not permit any passenger in the aircraft or any cargo to be loaded therein unless authorized by the CO.

9.                         Passenger Briefing

Before each takeoff, the PIC shall ensure that all passengers have been briefed in accordance with the briefing items contained in 14 CFR 135. Briefing shall include the following; Personal Protective Equipment (PPE), Shut-Off Procedures for Battery and Fuel, and Aircraft Hazards.

10.                   Flight Plans

Pilots shall file and operate on a FAA, ICAO, or agency flight plan. Contractor flight plans are not acceptable. Flight plans shall be filed prior to takeoff when possible.

11.                   Flight Following

Pilots are responsible for flight following with the FAA, ICAO, or in accordance with FS or DOI-Bureau approved flight following procedures, which includes Automated Flight Following (AFF) and radio check-ins.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

12.                   Manifesting

Prior to any takeoff, the PIC shall provide the appropriate FS or DOI dispatch office/coordination center or helibase with current passenger and cargo information.

13.                   Fuel Reserve

To provide adequate fuel reserve all operations shall comply with 14 CFR 91 for VFR (20-minutes reserve).

C.                       IFR/Night Flight

Requires US Forest Service approval.

D.                      Flights with Cowling(s) or Doors Open/Removed

The Contractor is responsible for removal, reinstallation and security of the doors. All loose items must be secured prior to flight with doors open/removed (velcro is not considered a secure attachment). Flights with cowlings removed are not permitted. The aircraft external registration number shall be displayed in such a manner to not be compromised.

E.                        Bucket Operations

The following procedure shall be used for all bucket operations:

1.                          Determine allowable payload using the Interagency Helicopter Load Calculation, appropriate HOGE helicopter performance charts, and current local temperature and pressure altitude. Partial dips for performance planning purposes are not authorized.

2.                          At the beginning of the fuel cycle, bucket capacity shall be adjusted so that the bucket, when filled to the adjusted capacity, does not exceed the allowable payload.

3.                          Helicopters equipped with electronic hook load measuring systems that provide cockpit readout of the actual external load and a bucket that is equipped with a gating system that allows part of the load to be released while retaining the remainder of the load is authorized.

4.                          For calculation of the allowable bucket payload use 8.3 pounds per gallon for water. When mixed fire retardant is being delivered by bucket, use the actual weight per gallon of the mixed retardant.

5.                          Bucket capacity at each position or adjustment level shall be marked on the bucket. Collapsible buckets with cinch straps shall only be adjusted to marked graduations (i.e., 90%, 80%, 70%). Intermediate graduations or capacities below the manufacturer’s minimum graduation (by tying knots, etc.) are prohibited.

6.                          Buckets shall be attached directly to the belly hook unless the pilot is approved for vertical reference.

7.                          Extension (Tag) lines of less than 50-feet are not permitted for bucket operations

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

8.                          Aircraft equipped with a tail rotor and conducting external load operations (excluding class A loads) will be limited to an airspeed of 80 knots indicated or the airspeed limitation established by the rotorcraft flight manual, whichever is less. All other aircraft conducting external load operations shall comply with applicable Rotorcraft Flight Manual Limitations.

9.                          When conducting external load operations, rotors will remain above the canopy, or aircraft will operate within an opening no less than 1 ½ times the main rotor diameter (e.g. an aircraft with a 48’ main rotor diameter would require a 72’ diameter opening).

F.                        Dual Controls

Dual controls are required and shall be made accessible to an approved agency Helicopter Inspector Pilot (HIP) for all pilot performance evaluations. During flight operations the front seat not occupied by a pilot may only be occupied by a Helicopter Manager, or a briefed and authorized (by PIC or HMGR) aerial observer.

G.                       Exemption for Transportation of Hazardous Material (HazMat)

1.                          Helicopters may be required to carry hazardous materials. Such transportation shall be in accordance with DOT Special Permit and the DOI or FS Aviation Transport of Hazardous Materials Handbook/Guide (NFES 1068). A copy of the current Special Permit and handbook/guide and emergency response guide shall be aboard each aircraft operating under the provisions of this Special Permit and can be found at this website: http://amd.nbc.gov/library/handbooks.htm

2.                          It is the responsibility of the Contractor to ensure that Contractor employees have received training in the handling of hazardous materials in accordance with 49 CFR 172. Documentation of this training shall be retained by the company in the employee’s records and made available to the Government as required. Training is available at this website: https://www.iat.gov/Training/modules/a110/pre-110.html

3.                          The pilot shall ensure personnel are briefed of specific actions required in the event of an emergency. The pilot shall be given initial written notification of the type, quantity, and the location of hazardous materials placed aboard the aircraft before the start of any project. Thereafter, verbal notification before each flight is acceptable. For operations when the type and quantity of the materials do not change, repeated notification is not required.

C-11       Contractor’s Environmental Responsibilities

A.                     The Contractor is responsible to ensure that all maintenance, fueling, and flight activities do not cause environmental damage to property or facilities. .

B.                       The Contractor shall be responsible for all cleanups of fuel, oil, and retardant contamination on airport ramps, retardant sites, parking areas, landing areas, etc., when caused by Contractor aircraft or personnel when cleaning paved areas, the contractor shall utilize cleaning agent that are biodegradable and non-toxic. Contaminated soils shall be removed to appropriate containers and disposed of as hazardous waste.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C.                       The Government may, at its option, assign an area to be utilized by the Contractor for storage of equipment used in support of Contract performance. Oil, solvents, parts, engines, etc. shall be stored and utilized in a manner consistent with acceptable safety, health and environmental concerns.

D.                      The contractor shall ensure that they are in compliance with 40 CFR Part 112: Oil Pollution Prevention; Spill Prevention, Control, and Countermeasure Plan Requirements (SPCC).

An SPCC plan is required for each mobile fueler used on this contract regardless of bulk storage container (tank) size.

C-12                     Personnel

A.                     General

1.                          Pilots, fuel servicing personnel, and mechanics shall speak English fluently and communicate clearly.

2.                          Only essential crewmembers are authorized on tactical flight missions. The Mechanic and Fuel Service Vehicle Driver are considered non-essential crew members and are not allowed to be onboard the helicopter during tactical flight missions.

B.                       Pilot Approvals and Qualifications and Background Investigation

1.                          Interagency Pilot Inspectors will verify that Contractor pilots meet the experience and qualification requirements under this contract.

2.                          Each PIC shall, at the discretion of the Government, pass an agency flight evaluation conducted in accordance with the Interagency Helicopter Practical Test Standards (http://amd.nbc.gov/library/handbooks.htm) and per the contract specifications. The flight check will be in an aircraft supplied by the Contractor at no expense to the Government. The satisfactory completion of the evaluation flight will not substitute for any of the total flight hour requirements listed in this clause.

3.                          Pilots shall complete appropriate portions of the Helicopter Pilot Qualifications and Approval Record (Form FS-5700-20a) prior to helicopter pilot inspector evaluation. When approved, each pilot will be issued an Interagency Helicopter Pilot Qualification Card documenting: Company, make, model and series of aircraft approved to operate and the missions each pilot is approved to perform. Pilot cards are contractor specific and are non-transferable. The regional helicopter inspector pilot, with the concurrence of the national helicopter program manager, will be the final authority in determining the number of aircraft and/or vendors for which the pilot will be carded.

4.                          Upon award the successful bidder will furnish and immediately submit a completed electronic Standard Form (SF) 85P and supporting documents to Immanuel West of the U.S. Forest Service for all pilots operating under this contract. The following information will be required for each pilot to be reviewed:

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

a. Complete name (first, middle, last)

b. Date of birth

c. Place of birth

d. Social security number

e. Working contact phone number.

f. Contractor email address will be provided

Applicants shall provide the required information to Immanuel West at iwest@fs.fed.us or by fax to (505) 563-9991. Mr. West can be reached at (505) 563-9211. Once the information is received, the applicant will be sent the information needed to access the secure on-line database system so they can complete their SF-85P electronically. A paper version of the SF-85P will not be accepted. Applicants can obtain information about the new investigation process at http://www.usda.gov/da/pdsd/. Costs incurred for background investigations will be recovered by the government for all pilots investigated by issuance of a Bill for Collection.

Contract Pilots will be permitted to operate aircraft under the initial contract period while the initial background investigation is being conducted. Contractor Pilots must receive a favorably adjudicated Minimum Background Investigations (MBI) in order to continue operating under this contract. If a pilot fails to meet this requirement that pilot shall be removed from the contract and shall be replaced.

C.                       Pilot Requirements - General

1.                          Commercial or Airline Transport Pilot (ATP) Certificate with appropriate rating (Rotorcraft-Helicopter) and a valid Class I or Class II FAA Medical Certificate.

2.                          Written evidence for make and model to be flown or 14 CFR 135 Airman Competency Proficiency Check (as applicable FAA Form 8410-3 or equivalent).

3.                          Written evidence of an Equipment Check Endorsement for Restricted Category helicopters by the Chief Pilot (as applicable).

4.                          Written evidence of qualification to transport external loads.

5.                          Notwithstanding, 14 CFR 61.58(b), “Recent Flight Experience” helicopter PICs shall meet requirements of 14 CFR 61.58(a).

6.                          Proof of compliance with 14 CFR Part 61.57 (a) (1) (i) and (ii)

7.                          Proof of qualifications to meet 14 CFR 137.

8.                          At the CO’s discretion, each pilot shall pass an agency flight evaluation in make, model, and series -conducted over typical terrain.

9.                          The contractor shall ensure that pilots meet all requirements as outlined in paragraph C-12 D Pilot Requirements-Experience after award. The contractor shall verify all pilot hours submitted on form FS-5700-20b as determined from a certified pilot log or permanent record to ensure accuracy. Additionally, the contractor shall identify previous employers and submit the information on form FS 5700-20b (form pending) found in Exhibit 18. The information submitted is subject to verification by an Interagency Pilot Inspector.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

10.                    Pilots may function as mechanics providing:

a.                         The pilot meets all the Mechanic Qualifications of this Contract.

b.                        Pilot duty limitations will apply to the pilot when functioning as a mechanic.

c.                         When pilots act as a mechanic, mechanic duties in excess of 2-hours will apply as flight hours on a one-to-one basis toward flight hour limitations.

d.                        A mechanic, other than the pilot, shall perform 50-hour, 100-hour, or progressive inspections.

e.                         If approved by the Contractor’s Operations Specifications, and in accordance with 14 CFR 43.3(h), 43.5 and 43.7, pilots may perform preventive maintenance on the aircraft.

D.                      Pilot Requirements - Experience

Pilots shall have accumulated as pilot-in-command (PIC) the minimum flight hours listed below. Flight hours shall be determined from a certified pilot log. Further verification of flight hours may be required at the discretion of the CO.

1.     All Helicopters

		Minimum Experience Flying Hours

Total Time		1,500

Pilot –in-command hours:

Total Pilot-in Command (Helicopter)		1,500
Helicopter, Preceding 12 months		100
Weight Class		100
Make and Model		50	*
Make, Model, Series, and Last 12-Months		10
	And
Turbine helicopter operations		100
	Or
Piston helicopter operations		200

*Flight hour requirements may be reduced by 50% if the pilot submits evidence of satisfactory completion of the manufacture’s approved pilot ground and flight procedures training in the applicable make and model.

2.     Additional Special Mission Requirements:

Contract Pilot-in-command
(as related to the applicable Special Mission approval):	Minimum Experience Flying Hours

Mountain Flying (see 1)	200
Mountain Flying Experience – Make and Model	10
Long Line Vertical Reference (VTR) Experience	10
Annual Long Line VTR Recurrency Training	2

1                            Mountain Flying - Helicopter Pilot: 200 hours experience operating helicopters in mountainous terrain identified in 14 CFR 95 Subpart B-Designated Mountainous Area. Operating includes maneuvering and numerous takeoffs and landings to pinnacles, ridgelines and confined areas.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

E.                        Pilot - Equipment Proficiency

Pilots shall be required to demonstrate proficiency with all mission equipment.

F.                        Pilot - Vertical Reference Proficiency

1.                          Pilots may be required to demonstrate this capability during an agency evaluation. (Exhibit 10, Interagency Guidelines for Vertical Reference/External Load Training Standards)

2.                          Vertical reference qualified pilots shall maintain proficiency in vertical reference or external load operations. When active under Contract for a period of 30-consecutive days and no vertical reference activity occurs, the pilot will be provided a 1-hour proficiency flight at Government expense. This will include snorkel operations on tanked aircraft.

3.                          The Contractor may be considered unavailable for failure to maintain vertical reference proficiency.

G.                       Second in Command (SIC) Requirements (if applicable)

Second-In-Command shall meet requirements of operator’s certificate. They are not issued a Helicopter Pilot Qualification card.

H.                      Mechanic Qualifications

1.                          The mechanic shall have a valid FAA mechanic certificate with airframe and power plant ratings, and shall have held the certificate or foreign equivalent with both ratings for a period of 24-months. The mechanic shall have been actively engaged in aircraft maintenance as a certificated mechanic for at least 18-months out of the last 24-months.

2.                          The mechanic shall have 12-months experience as an Airframe & Power Plant (A&P) mechanic or foreign equivalent in maintaining helicopters. Three months experience shall have been in the last 2 years.

3.                          The mechanic must show evidence of maintaining a helicopter of the same make and model as offered under “field” conditions for at least 1-full season. Three months experience maintaining a helicopter away from the operator’s Principle Base of Operations, and while under minimal supervision, will meet this requirement. Operator may provide an additional A&P mechanic for field experience training. The additional A&P mechanic is not required to be carded.

4.                          Mechanics shall have satisfactorily completed a manufacturer’s maintenance course or an equivalent Forest Service or DOI-approved Contractor’s training program for the make and model of helicopter offered, or show evidence of the mechanic has 12-months maintenance experience on a helicopter of the same make and model offered.

5.                          All of the mechanic qualifications shall be documented on the Aircraft Mechanic (Helicopter) Qualifications Form signed by the mechanic offered. A company representative, other than the mechanic in question, shall certify by signing the Aircraft Mechanic (Helicopter) Qualifications Form that each mechanic offered under this contract has met the minimum

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

certification, training, and experience qualifications of this section. The Aircraft Mechanic (Helicopter) Qualifications Form can be found in Exhibit 20 of the contract.

6.                          When requested by the Government, each Mechanic shall furnish a valid Interagency Mechanic Qualification card for review. The designated Interagency Maintenance Inspector shall issue the card for the duration of the Contract, including any optional periods. Should the mechanic leave the employment of the Contractor, the mechanic shall surrender the card to the Contractor upon termination of employment.

I.                           Availability of Mechanics

1.                          A mechanic (other than the pilot) shall maintain the helicopter in accordance with the Contractor’s FAA approved Maintenance Program.

2.                          When the mechanic serves as the fuel servicing vehicle driver, the more stringent of the duty limitations apply.

J.                          Fuel Servicing Vehicle Driver Qualifications

1.                          The Contractor shall furnish a fuel servicing vehicle driver (FSVD) for each day the helicopter is available. The driver shall meet all DOT requirements.

2.                          Driver(s) shall be experienced in proper fueling procedures and be familiar with the safety equipment installed on the fuel-servicing vehicle.

C-13       Conduct and Replacement of Personnel

A.                     Performance of Contract services may involve work and/or residence on Federal property (i.e., National Forests and National Parks, etc.). Contractor employees shall follow the rules of conduct established by the manager of such facilities that apply to all Government or non-Government personnel working or residing on such facilities. The Contractor may be required to replace employees who are found to be in noncompliance with Government facility rules of conduct.

B.                       Personnel, who perform ineffectively, refuse to cooperate in the fulfillment of the Contract objectives, are unable or unwilling to adapt to field living conditions, or whose general performance is unsatisfactory or otherwise disruptive may be required to be replaced.

C.                       The CO shall notify the Contractor of specifics of the unsatisfactory conduct and/or performance by the Contractor’s personnel. The determination of unacceptability is at the sole discretion of the CO. When directed by the CO, the Contractor shall replace unacceptable personnel.

C-14       Suspension and Revocation of Personnel

A.                     The CO may suspend a contractor pilot, mechanic, or fuel servicing vehicle driver who fails to follow safe operating practices, does ineffective work, or exhibits conduct detrimental to the purpose for which contracted, or is under suspension or revocation by another government agency.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

B.                       Upon involvement in an Aircraft Accident or NTSB Reportable Incident (see 49 CFR Part 830), a pilot operating under this contract shall be suspended from performing pilot duties under this contract and any other activity authorized under the interagency pilot qualification card(s) issued to the pilot pending the investigation outcome.

C.                       Upon involvement in an Incident-with-Potential as defined under mishaps, a pilot operating under this contract may be suspended from performing pilot duties under this contract and any other activity authorized under the interagency pilot qualification card(s) issued to the pilot pending the incident investigation outcome.

D.                      When a pilot/mechanic is suspended, and when requested, the interagency pilot/mechanic qualification card(s) shall be surrendered to the CO. Suspension will continue for up to 90 days or until:

1.                          The investigation findings and decision indicate no further suspension is required and the interagency pilot/mechanic qualification card(s) is returned to the pilot/mechanic; or

2.                          Revocation action to cancel the interagency pilot/mechanic authorization(s) is taken by the issuing agency in accordance with agency procedures.

C-15       Substitution or Replacement of Personnel, Aircraft, and Equipment

A.                     The Contractor may substitute or replace aircraft or equipment equal to or greater than contract awarded performance after receipt of written approval by the Contracting Officer.

B.                       Request for substitution shall be made at least 10 (ten) days prior to the proposed exchange, except for unforeseen conditions.

C.                       When pilots are exchanged or replaced, training and familiarization costs, including any required flight time up to 3 (three) hours, shall be accomplished at the Contractor’s expense. The Contracting Officer will determine the necessary amount of flight time up to 3 hours. This is not intended to affect cross shifting of Pilots that are familiar with the operating area or to affect approved relief pilots.

C-16       Flight Hour and Duty Limitations

A.                     All flight time, regardless of how or where performed, except personal pleasure flying, will be reported by each flight crewmember and used to administer flight hour and duty time limitations. Flight time to and from the Host Base as a flight crewmember (commuting) will be reported and counted toward limitations if it is flown on a duty day. Flight time includes, but is not limited to: military flight time; charter; flight instruction; 14 CFR 61.56 flight review; flight examinations by FAA designees; any flight time for which a flight crewmember is compensated; or any other flight time of a commercial nature whether compensated or not.

B.                       Various work schedules are acceptable as per Section B. The compliment of contract personnel shall be on the same work schedule however days off may be staggered. (Examples of work schedules are 12 on and 2 off, 12 on and 12 off)

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C.                       Pilots

1.                          Pilot flight hour computations shall begin at liftoff and end at touchdown and will be computed from the flight hour meter installed in the aircraft. All flight hours shall fall within duty hour limitations.

2.                          Flight time shall not exceed a total of 8-hours per day.

3.                          Pilots accumulating 36 or more flight hours in any 6-consecutive duty-days shall be off duty the next day. Flight time shall not exceed a total of 42-hours in any 6-consecutive days. For the purpose of this clause, after any 1-full off-duty day, pilots begin a new 6-consecutive day duty-period, provided during any 14-consecutive day period, each pilot shall have two full days off-duty. Days off need not be consecutive.

4.                          Assigned duty of any kind shall not exceed 14-hours in any 24-hour period. Within any 24-hour period, pilots shall have a minimum of 10-consecutive hours off duty immediately prior to the beginning of any duty-day. Local travel up to a maximum of 30-minutes each way between the work site and place of lodging will not be considered duty time. When one-way travel exceeds 30 minutes, the total travel time shall be considered as part of the duty day.

Note: The above travel time in excess of 30 minutes is considered duty time but is not compensable under standby or extended standby.

5.                          Duty includes flight time, ground duty of any kind, and standby or alert status at any location.

6.                          During times of prolonged heavy fire activity, the Government may issue a notice reducing the pilot duty-day/flight time and/or increasing off-duty days on a geographical or agency-wide basis.

7.                          Flights point-to-point (airport to airport, heliport to heliport, etc.) with a pilot and co-pilot shall be limited to 10-flight hours per day. (A helicopter that departs “Airport A,” flies reconnaissance on a fire, and then flies to “Airport B,” is not point-to-point).

8.                          Pilots may be relieved from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

9.                          When pilots act as a mechanic, mechanic duties in excess of 2-hours will apply as flight hours on a one-to-one basis toward flight hour limitations.

10.                    Relief, additional, or substitute pilots reporting for duty under this Contract shall furnish a record of all duty and all flight hours during the previous 14-days.

D.                      Mechanics

1.                          Within any 24-hour period, personnel shall have a minimum of 8 consecutive hours off duty immediately prior to the beginning of any duty day. Local travel up to a maximum of 30 minutes each way between the work site and place of lodging will not be considered duty time. When one-way travel exceeds 30 minutes, the total travel time shall be considered as part of the duty day.  Note: The above travel time in excess of 30 minutes is considered duty time but is not compensable under standby or extended standby.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

2.                          Mechanics will have a minimum of 2 full calendar days off duty during any 14 day period. Days need not be consecutive.

3.                          Duty includes standby, work, or alert status at any location.

4.                          Mechanics may be removed from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

5.                          The mechanic shall be responsible to keep the Government apprised of their ground duty limitation status.

6.                          When the mechanic serves as the fuel servicing vehicle driver, the more stringent of the duty limitations apply.

E.                        Fuel Servicing Vehicle Drivers

1.                          It is the Contractors’ responsibility to insure that employees comply with DOT Safety Regulation 49 CFR Part 390-399, including duty limitations.

2.                          Fuel servicing vehicle drivers may be removed from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

3.                          The fuel servicing vehicle driver will be responsible to keep the Government apprised of their ground duty limitation status.

4.                          Notwithstanding DOT Safety Regulation 49 CFR Part 390-399, the fuel servicing vehicle driver shall have a minimum of two (2) full calendar days off duty during any 14-day period. Off duty days need not be consecutive.

C-17       Accident Prevention and Safety

A.                     The Contractor shall furnish a copy of all reports required to be submitted to the Federal Aviation Administration (FAA) by the Federal Aviation Regulations (FAR) that relate to Pilot and maintenance personnel performance, aircraft airworthiness or operations.

Examples of these reports are paragraphs 14 CFR part 135.415 Mechanical Reliability Reports and Part 135.417 Mechanical Interruption Summary Reports required of the FAR, 49 CFR Part 830, and FAA Form 8010-4, Malfunction or Defect Report.

B.                       Following the occurrence of a mishap, the Contracting Officer will evaluate whether noncompliance or violation of provisions of the contract, the Federal Aviation Regulations applicable to the Contractor’s operations, company policy, procedures, practices, programs, and/or negligence on the part of the company officers or employees may have caused or contributed to the mishap. The occurrence of the mishap may constitute default in the performance of the contract. A finding of default under the above cited conditions shall entitle the Government to exercise the right to terminate the contract for cause as provided in the “Contract Terms and Conditions” as stated herein.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C.                       The Contractor shall keep and maintain programs necessary to assure safety of ground and flight operations. The development and maintenance of these programs are a material part of the performance of the contract. (See Clause E7 Synopsis of Safety Program) When, in the sole judgment of the Contracting Officer, the safety programs do not adequately promote the safety of operations, the Government may terminate the contract for cause as provided in the “Contract Terms and Conditions”. Examples of such programs are but not limited to: 1) Personnel Activities, 2) Maintenance, 3) Safety and 4) Compliance with Regulations.

D.                      The Contractor shall fully cooperate with the Contracting Officer in the fulfillment of this clause. The Contracting Officer may suspend performance of this contract work, during the evaluation period used to determine cause as stated above.

C-18       Mishaps

A.                     Reporting

The Contractor shall, by the most expeditious means available, notify the National Transportation Safety Board (NTSB) and the FS or DOI when an “Aircraft Accident” or NTSB reportable “Incident” occurs within any company operations, whether under the Contract or not. Also, the FS or DOI shall immediately be notified when an “Incident-with-Potential” occurs.

B.                       Forms Submission

1.                          Following an “Aircraft Accident” or when requested by the NTSB following the notification of a reportable “incident,” the Contractor shall provide the FS or DOI with the information necessary to complete a NTSB Form 6120.1/2.

2.                          The NTSB Form 6120.1/2 does not replace the Contractor’s responsibility, within 5-days of an event, to submit to the FS or DOI a “SAFECOM” to report any condition, observance, act, maintenance problem, or circumstance that has potential to cause an aviation-related mishap.

3.                          Blank SAFECOMS and assistance in submitting SAFECOMS can be obtained from the FS or DOI. SAFECOMS may be submitted electronically at www.safecom.gov.

C.                       Wreckage Preservation

1.                          The Contractor shall not permit removal or alteration of the aircraft, aircraft equipment, or records following an “Aircraft Accident”, “Incident”, or “Incident-with-Potential” which results in any damage to the aircraft or injury to personnel until authorized to do so by the CO. Exceptions are when threat-to-life or property exists; the aircraft is blocking an airport runway, etc. The CO shall be immediately notified when such actions take place.

2.                          The NTSB’s release of the wreckage does not constitute a release by the CO, who shall maintain control of the wreckage and related equipment until all investigations are complete.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

D.                      Investigation

The Contractor shall maintain an accurate record of all aircraft accidents, incidents, aviation hazards and injuries to Contractor or Government personnel arising in the course of performance under this Contract. Further, the Contractor fully agrees to cooperate with the FS or DOI during an investigation and make available personnel, personnel records, aircraft records, and any equipment, damaged or undamaged, deemed necessary by the FS or DOI. Following a mishap, the Contractor shall ensure that personnel (pilot, mechanics, etc) associated with the aircraft shall be readily available to the mishap investigation team.

E.                        Related Costs

The NTSB, FS or DOI shall determine their individual agency investigation cost responsibility. The Contractor will be fully responsible for any cost associated with the reassembly, approval for return-to-Contract availability, and return transportation of any items disassembled by the FS or DOI.

F.                        Search, Rescue, and Salvage

The cost of search, rescue and salvage operations made necessary due to causes other than negligent acts of a Government employee shall be the responsibility of the Contractor.

C-19                                  Personal Protective Equipment

A.                     General Operations

The Contractor shall furnish the following personal protective equipment, be operable and maintained in serviceable condition as per appropriate manufacturer’s specifications.

B.                       Helmets

1.                          Contractor personnel shall wear a flight helmet consisting of a one-piece hard shell made of polycarbonate, Kevlar, carbon fiber, or fiberglass that must cover the top, sides (including the temple area and to below the ears), and the rear of the head. The helmet shall be equipped with a chinstrap and shall be appropriately adjusted for proper fit. The helmet shall be worn with the chinstrap fastened.

2.                          Flight helmets currently approved for helicopters are the: SPH-5, HGU-84P, SPH-4B, the HGU-56P manufactured by Gentex, the Alpha 200, Alpha 400 and Alpha Eagle (900) manufactured by Interactive Safety Products and the MSA Gallet LH050 (single inner visor), LH150 (single outer visor) and the LH250 (dual visor-one inner and one outer).

3.                          Helmets designed for use in fixed wing aircraft do not provide adequate protection for helicopter occupants and are not approved for helicopter use.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C.                       Clothing

1.                          Contractor personnel while flying shall wear long-sleeved shirt and trousers (or long-sleeved flight suit) made of fire-resistant polyamide or aramid material, leather boots and leather, polyamide, or aramid gloves. A shirt with long-sleeves overlapping gloves, and long-pants overlapping boots by at least 2-inches, shall be worn by the pilot(s). Personnel shall not wear clothing made of non fire-resistant synthetic material under the fire-resistant clothing described herein.

2.                          Nomex® or other material proven to meet or exceed specifications contained in MIL-C-83429A may be worn. Currently, the following “other” materials meet this specification:

a.                         FRT Cotton Denim Cloth, MIL-C-24915

b.                        FRT Cotton Chambray Cloth, MIL-C-24916

3.                          Clothing not containing labels identifying the material either by Brand Name or MIL-Spec will not be acceptable.

D.                      Ground Operations

1.                          While within the safety circle of a helicopter with engine(s) running and/or rotor(s) turning, all Contractor personnel shall wear the following PPE:

a.                         Shirt with long-sleeves overlapping gloves, long-pants, hardhat/flight helmet with chinstrap, boots, hearing and eye protection.

b.                        Maintenance personnel (mechanics only) working on engine(s) running and/or rotor(s) turning on aircraft are exempt from gloves, eye protection (eye protection may be worn at the option of maintenance personnel or company policy), long sleeves, and hardhat requirements.

2.                          During all fueling operations, fuel-servicing personnel shall wear a long-sleeved shirt, long trousers, boots, and gloves. The shirt and pants must be made of 100% cotton or other natural fiber, or be labeled as non-static.

E.                        Personal Flotation Devices

1.                          A personal flotation device (PFD) required by 14 CFR 91 shall be worn by each individual on board the helicopter when conducting operations beyond power-off gliding distance to shore, and during all hovering flight operations conducted over water sources such as ponds, streams, lakes, and coastal waters.

2.                          Automatic inflation (water activated) personal flotation devices shall not be allowed.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C-20                                  Inspection and Acceptance

In accordance with Federal Acquisition Regulation Clause 52.212-4 (a), the following is added:

Note: Official Government logos and or reference to “Official U.S. Government Fire Fighting Vehicle” will not be permitted on contractors equipment unless approved by the CO.

A.                     Pre-Use Inspection of Equipment and Personnel

1.                          After award of the Contract and any renewal thereof, an inspection of the Contractor’s equipment and personnel will be made. Inspections may be scheduled by mutual agreement between the Contracting Officer and the Contractor. The inspection will take place at the Host Base or other location as approved by the Contracting Officer.

2.                          The aircraft, pilot, relief pilot, mechanic, fuel vehicle driver, and fuel servicing vehicle will be made available for inspection as scheduled by the CO.

3.                          At the scheduled inspection, the Contractor shall provide a complete listing of all FAA ADs and Manufacturer’s Mandatory Service Bulletins (MSBs) applicable to the make, model, and series of aircraft being offered. Documentation of compliance to each AD and MSB will include date and method of compliance, date of recurring compliance, and an authorized signature and certificate number will be recorded. The list shall be similar to that shown in AC 43-9, as amended.

4.                          All components or items installed in the offered aircraft that are subject to specified time basis or schedule (time/calendar life) for inspection, overhaul, or replacement shall be listed and made available to the Government at time of inspection. The list shall include component name, serial number, service life or inspection/overhaul time, total time since major inspection, overhaul, or replacement and hours/cycles calendar time remaining before required inspection, overhaul, or replacement. The list shall be similar to that shown in AC 43-9, as amended.

5.                          The Contractor may be required to furnish a copy of the procedures manual and revisions as required by 14 CFR 135 (as applicable).

6.                          Each fuel-servicing driver will be expected to demonstrate knowledge of correct fueling procedures, and fueling and safety equipment installed on the fuel-servicing vehicle. Contractor shall have equipment and personnel to change the filter on the fuel service vehicle as required.

7.                          The fuel service vehicle approval is only an indication that the vehicle meets the additional equipment requirements of this Contract, and in no way indicates that the vehicle meets any requirement of 49 CFR.

8.                          Contractors shall ensure all documentation submitted for pilot approvals has been verified for accuracy and completeness. Pilot evaluations or approvals will not be administered/issued until all required documentation is complete. The documentation referenced in C-20 A. 9 b shall be submitted annually for each pilot needing interagency approval (note; the CO may require additional information and documentation)

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

9.                          The items described below shall be made available at the pre-use or renewal inspection:

a.                         Certificates/Contract

(1)                     Copy of 14 CFR 133

(2)                     Copy of 14 CFR 135

(3)                     Copy of 14 CFR 137

(4)                     Complete copy of awarded Contract, including modifications, with each aircraft

b.                        Pilots

(1)                     Completed “Pilots qualifications and Approval Record”.

(USFS Form FS-5700-20a 0r AMD Form 64B)

(2)                     Completed “Flight Hour Requirements & Experience Verification form.” (See Exhibit 18)

(This form required only for pilots seeking their initial (first time) interagency approval)

(3)                     Signed and dated signature page from the “Operations and Safety Procedures Guide for Helicopter Pilots”.

(4)                     Copy of FAA Pilot Certificate. (Both front and back may be needed to obtain all of the required information)

(5)                     Copy of current Medical Certificate.

(6)                     Copy of current FAR 135 Airman Competency / Proficiency Check. “FAA form 8410-3” for each standard category make and model helicopter the pilot seeks approval in.

(Required if operating aircraft listed on the operators 135 Certificate)

“OR”

(7)                     Copy of current Flight Review.

(Required if pilot does not have a valid FAA Flight Review within the last 24 months)

“AND”

(8)                     Copy of current (within the last 12 calendar months) Equipment Check Endorsement (or comparable document (E.G.CFR 14, part 61.58 Pilot Proficiency Check)) for each Limited Use or Restricted Category make and model helicopter the pilot seeks approval in. (Required if operating aircraft not listed on the operators 135 Certificate)

(9)                     Copy of FAR 133 endorsement.

(10)               Copy of FAR 137 endorsement.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

(11)               It is the company’s responsibility to submit verification of pilot security background checks for all pilots working under this exclusive use contract to the National Helicopter Program Manager.

(12)               Completed Load Calculation form for each aircraft make/model in which the pilot is seeking approval. Included with the Load Calculation will be notations indicating what chart(s) are used. (i.e. page and illustration or chart number)

(13)               Completed “Vertical Reference Flight Training Endorsement” (required for long-line operations and snorkel operations conducted in aircraft not equipped with mirrors for external load operations)

(14)               Copy of the front and back of the pilots most recently issued Interagency Helicopter Qualification Card. (If card cannot be produced it may be necessary to demonstrate proficiency for all Special Use operations required under the contract) Completed “Pilots Qualifications and Approval Record”. (USFS Form FS-5700-20a or AMD Form 64B)

(15)               Prior to receiving an interagency “Pilot Qualification Card”, all helicopters pilots are required to complete the on-line training modules for helicopter fire operations at least every 36 months. These modules are listed on the Interagency Aviation Training (IAT) website at https://www.iat.gov/. Pilots must sign up, create a profile and after completion of the modules print a copy of the certificates. A copy of the certificate must be presented to the Helicopter Inspector Pilot before an Interagency Helicopter Pilot Qualification card will be issued.

(16)               Equipment Check Endorsement

An Equipment Check Endorsement shall include, at a minimum, documentation of the following training;

a. Operations Training; 1.0 hour Minimum Company policies & procedures, Operations Specifications, HazMat, contract requirements, etc.

b. Aircraft Ground Training; 2.0 hour Minimum

Aircraft systems, aircraft maintenance practices, radio programming, GPS programming, etc.

c. Aircraft Flight Training; 1.0 hour Minimum

Aircraft familiarization, normal procedures, emergency procedures, in flight programming of radios and GPS, etc. (note: this training shall be in addition to any contractually required special mission training, i.e., long-line training, etc.)

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

c.                         Equipment

(1)                     Appropriate equipment installed, or available to be installed, on the aircraft for the flight evaluation; i.e. dual controls, communications and navigation equipment and buckets.

(2)                     Longline(s) of at least 150 feet and a suitable weight shall be available. (if applicable)

(3)                     Aircraft maintenance records

(4)                     Fuel servicing vehicle available

d.                        Mechanic(s)

(1)                     A&P Mechanic available

(2)                     Completed A&P Qualifications and Approval Record Form with applicable qualifying mechanic’s records.

C-21                     Pre-Use Inspection Expenses

A.                      All operating expenses incidental to the inspection shall be borne by the Contractor.

B.                        Pilot evaluation flights may require up to 2-hours of flight time for each pilot as deemed necessary by the CO. All evaluation flights shall be performed in a helicopter of like make and model furnished for the contract. (Exhibit 11, Helicopter Make/Model/Series Lists)

C.                        The Contractor shall ensure that sets of fully operational dual flight controls are installed in the aircraft during all pilot evaluation flights.

D.                       The Contractor will not be charged for the costs incurred by the Government on the initial pre-use inspection.

C-22                     Re-inspection Expenses

When re-inspection is necessary because Contractor equipment and/or personnel did not satisfy the initial inspection, or when inspecting substitute personnel and/or equipment subsequent to the initial pre-use inspection, the Contractor may be charged the actual costs incurred by the government in performing the re-inspection. Re-inspections will be performed at a time and location mutually agreed to by the Contractor and CO.

C-23                     Inspections During Use

A.                      At any time during the Contract period, the CO may require but are not limited to inspections/weighing/tests as deemed necessary to determine that the Contractor’s equipment and/or personnel currently meet specifications. Government costs incurred during these inspections will not be charged to the Contractor.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

B.                        Should the inspection reveal deficiencies that require corrective action and subsequent re-inspection, the actual costs incurred by the Government may be charged to the Contractor.

C.                        When the aircraft becomes unavailable due to mechanical breakdown, the Government reserves the right to inspect the aircraft after the Contractor’s mechanic has approved the aircraft for return to service. For items covered under 14 CFR 135.415, the Contractor shall furnish the CO with a completed copy of FAA Form 8010-4, Malfunction or Defect Report, or a Helicopter Association International (HAI) Maintenance Malfunction/Information Reporting Form 9 (as applicable).

C-24     Contract Period and Renewal Option

The Contract period shall extend from date of the award through April 30, 2011. However, at the option of the Government, the Contract may be renewed for additional 1 year option periods not to exceed two option periods, provided that the CO serves notice of intent to renew at least 60-days prior to Contract expiration. The renewal will be with the same terms and conditions. Availability shall be offered for base year and each optional renewal period (See Section B, Schedule of Items); however, the non fuel portion of the Government established flight rate will be subject to the provisions of Section D, Economic Price Adjustment Clause.

C-25                Mandatory Availability Period (MAP) Including Extended and Optional Use

A.                     MAP will begin on the date stipulated in the Schedule of Items unless:

1.                          The Government fails to award the contract at least 10 days prior to the established start date

Or

2.                          By mutual consent, a new starting date is established. When a new starting date is established, the number of net days in the MAP will remain the same.

B.                       Extended Use. The MAP may be extended on a day-to-day basis either prior to the starting date or subsequent to the ending date set forth in the Schedule of Items provided that no break in service occurs and that such extension is agreed to by both parties in writing prior to extension and that all terms, conditions, and specifications contained in this contract apply.

C.                       During the MAP and any extensions thereof, availability is required 14 hours each day beginning at start of morning civil twilight unless otherwise specified by the Contracting Officer. Contracts requiring night capability require 24-hours per day availability.

D.                      Optional Use. When a break in service occurs, outside of the MAP or extended use, the aircraft may be hired under the optional use period clause. (Payment will be in accordance with C-34, Payment for Service in the Optional Use Period.)

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C-26                Daily Availability Requirements

A.                     Equipment. The aircraft and related equipment will be available 14 hours per day and will not be removed from the host base without the approval of the Contracting Officer.

B.                       Personnel. Personnel will be in one of the following categories of availability:

1.                          Standby: Personnel will be on Standby status each day. The beginning of the Standby period will be set by the CO and may be adjusted from day-to-day. Once Standby begins, the standby period will continue for 9 consecutive hours regardless of the payment status of the aircraft. During the Standby period, with the exception of the first 30 minute period to accommodate preflight, the personnel/aircraft shall be able to respond to a dispatch within 15-minutes unless an alternate response time is established by the CO.

2.                          Extended Standby (that period over 9 hours per day per authorized crew member) is not intended to compensate the Contractor on a one-to one basis for all hours necessary to service and maintain the aircraft, nor is it paid while crew is traveling to and from place of lodging. Extended standby must be specifically ORDERED and documented on the Flight Use Invoice by the Government and only in unusual circumstances will the Government compensate the Contractor for extended standby when aircraft is not also available for immediate dispatch . Extended Standby is not applicable to double-flight crews. Extended Standby applies only to the awarded number of compensable personnel provided with each aircraft.

3.                          Authorized Break. During the standby period, requirements may be modified by the CO to allow Contractor’s personnel time off away from the assigned work location or to conduct routine maintenance. No deduction of availability will be made for such authorized breaks except when Contractor personnel fail to return to Standby upon request. The Contractor will provide the CO with information on how to contact Contractor personnel. Personnel will be allowed 1-hour to return to standby status after the contact attempt is made. Failure to return to work within 1-hour will result in loss of availability.

4.                          Release-from-Duty. The Contractor’s personnel may be released and be considered off duty prior to completion of their individual crew duty limitation period. Once released, the Contractor personnel are not required to return to Standby status the same day. Service shall be recorded as fully available provided the CO has approved release of the Contractor’s personnel in advance.

5.                          Additional maintenance days for scheduled maintenance. During the MAP, contractor may, with the approval of the CO, elect to use 2 additional non-paid calendar days for the accomplishment of scheduled maintenance. These 2 days need not be consecutive, however they will each be full calendar days. Contractor shall request approval from the CO at least 48 hours prior to the initiation of the additional scheduled maintenance days. Contractor will not be assessed unavailability for performance purposes and will not be paid for the unavailability.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C-27       Unavailability

A.                      The Contractor will be considered to be “Unavailable” whenever equipment or personnel are unable to perform or fail to perform the requirements of this Contract. Also the aircraft will be considered unavailable when the pilot, mechanic, or fuel servicing vehicle driver cannot perform because of duty limitations unless a relief crew is provided as per Section B. Unavailability however, will not be assessed when pilot(s) has reached flight and/or duty limitations while performing under this Contract when the conditions in C.16 Flight and Duty Limitations occur.

B.                        The Government may exercise its right to terminate for cause if there is unavailability in excess of three (3) full, consecutive calendar days (not to include the two approved scheduled maintenance days) or occurrence of unavailability during ten (10) percent of the total days in the Mandatory Availability Period

C.                        Unavailability status will continue until the deficiency is corrected. It is the Contractor’s responsibility to inform the CO whenever the equipment or personnel become available. Inspection by the Government after a performance failure has occurred will be made as promptly as possible after the Contractor has given notice that the deficiency has been corrected. When Inspection reveals that the failure has been corrected, the Contractor will be considered in “Available” status from the time the Contractor gives notice to the Government that the deficiency has been corrected. If consistent failure to respond to dispatches occurs, the CO retains the right to require check flights at Contractor’s expense.

D.                       Periods of Unavailability will be accumulated for the day and posted on the Flight Use Invoive as actual clock unavailability.

C-28       Ordering Additional Personnel or Equipment

The CO may order an additional pilot or crewmember or aircraft on an intermittent basis. The pilot or crewmember or aircraft may be furnished at the option of the Contractor. All terms and conditions of the Contract will apply.

C-29       Additional Aircraft after Contract Award

After Contract award, aircraft with performance equal to or higher than aircraft awarded under this contract may be added at the CO’s option at the same price as aircraft originally awarded. The flight rate will be for the make and model being added. All terms and conditions of the contract will apply.

C-30       Payment Procedures

A.       All flight time, daily availability and other authorized charges or deductions shall be recorded on a flight use invoice in Aviation Business System (ABS). At the end of each day data shall be entered and reviewed by the Government and the Contractor’s Representative.

B.        Approved invoices will be packaged electronically for payment on a semi-monthly basis for submission through the ABS process and electronically forwarded to the contractor for review and approval. Corrections shall be returned electronically to the designated representative for resolution. Upon approval, the package will be electronically forwarded to the Albuquerque Service Center (ASC) for payment. Invoices accumulated during the first half of the month will be

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

processed for payment about the 15th and those accumulated during the last of the month will be processed about the 1st of the following month.

Go to http://www.fs.fed.us/business/abs “Getting Started” for instructions and more information.

C.        Upon completion of the MAP or any extension thereof, final payment will not be made until all Government-furnished property has been returned and a Contract Release form has been completed. The final Flight Use Invoice payment will be accompanied by the completed Contract Release and Transfer of Property Form.

C-31       Payment for Flight

A.       Flight time will be computed in hours and tenths of hours as recorded by the collective activated flight hour meter (Hobbs) on the helicopter.

B.        Payment for flight time will be made only for government authorized flight.

C.        The Government does not guarantee any flight time.

C-32       Payment for Availability

A.       Payment of availability will be made at the applicable daily rate in the Schedule of Items and will be recorded in ABS as appropriate.

B.        The Government will pay daily availability as specified in C-30. The maximum amount of availability to be earned per day is the daily availability offered amount.

C.        Availability for aircraft and crewmembers (maximum 14-hours-single crew) will be ordered, measured, and recorded each day.

C-33       Payment for Extended Standby

Extended Standby (that period over the first 9 hours of standby per day, per authorized crewmember) will be measured in hours (rounded to the next full-hour and paid at the rate specified in the Schedule of Items) for all Extended Standby ordered by the CO and performed by the Contractor when the crew meets the Standby requirement in accordance with Section C, Daily Availability Requirements.

Extended Standby is applicable to Alaska assignments

C-34       Payment for Service in the Optional-Use Period

A.                      Daily Availability Rate plus Specified Flight Rate Method

1.                         The Contractor will be paid for availability and flight in accordance with C-31, Payment for Flight and C-32, Payment for Availability.

2.                         Unavailability will be deducted in accordance with C-27, Unavailability.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

3.                         Any additional payments will be made in accordance with C-44, Miscellaneous Costs to the Contractor.

OR

B.                        Optional-Use Hourly Flight rate Method

1.                         The Contractor will be paid at the optional-use hourly offered price for the actual hours flown or a minimum of 2 (two) hours per day, whichever is greater.

2.                         If the aircraft becomes unavailable, actual flight time will be paid. The 2-hour minimum does not apply in this case.

C.            Ferry time of aircraft to and from the point of hire from the Contractor’s base of operations or current aircraft location, whichever is closer, will be paid at the applicable flight rate. If a fuel servicing vehicle is required, mileage to and from the point of use from the Contractor’s base of operations or current location that the fuel servicing vehicle is stationed, whichever is closer, will be paid at the rates stipulated in C-39, Payment for Fuel Servicing Vehicle Mileage.

C-35       Payment for Additional Aircraft and Personnel

A.                      When additional aircraft and/or personnel are ordered by the Government, the Contractor may furnish them, if available. All terms and conditions of this contract will apply to their use except as set forth below:

1.                         Ferry or transportation from the point of dispatch and return will be paid at the applicable flight rate and proportionate availability, if applicable.

2.                         Such aircraft will be released when the Government’s need ceases to exist

3.                         Use of additional helicopters will not affect the number of days in the Mandatory Availability Period.

B.                        The Government may order an additional pilot or crewmember on an intermittent basis to maximize usage of the aircraft. The pilot or crewmember may be furnished at the option of the Contractor.

C.                        A lump sum payment of $500 per day for travel days and workdays as compensation for each additional crewmember will be paid. This does not apply to relief crews brought in by the Contractor on primary pilot or crews mandatory days off. This compensation is only for double crews ordered by the Government.

D.                       In addition to the $500 per day, an overnight allowance will be paid when authorized. Extended standby does not apply to additional crewmembers ordered under this clause.

E.                         Payment of necessary and reasonable transportation costs to and from the location of the aircraft is authorized. Itemized receipts shall support claims for reimbursement and shall be kept on file by the contractor. Copies of receipts shall be provided to the government upon request.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C-36       Reimbursement for Mobilization and Demobilization Costs

The Contractor is responsible for all mobilization and demobilization costs to the initial host base and from the final host base location. When the initial dispatch is to an alternate base, the Government shall be entitled to the equivalent of one round trip at no cost from the Contractor’s home base to the initial host base and return from the final host base.

C-37       Payment for Substitute/Replacement Aircraft

When substitute or replacement aircraft are approved for use by the Contracting Officer, the following payment terms will apply:

A.       Availability — The same rate applicable to the aircraft that is being substituted or replaced.

B.        Flight — The rate applicable to the make, model, and series of the substitute or replacement aircraft.

C-38       Meals

No charge will be made for meals or lodging furnished by the Government.

C-39       Payment for Fuel Servicing Vehicle Mileage

Mileage for the fuel-servicing vehicle will be paid when it is dispatched by the Government to give service support to helicopters away from the host base as follows:

$3.51 per mile - where the carrying capacity of aircraft fuel is 1,500-gallons or more

$2.45 per mile - where the carrying capacity of aircraft fuel is at least 750 gallons to 1,499 gallons

$1.83 per mile - where the carrying capacity of aircraft fuel is at least 350 gallons to 749-gallons

$1.35 per mile - where the carrying capacity of aircraft fuel is less than 350-gallons

C-40       Payment for Fuel Transportation

A.       The Government will reimburse the Contractor for costs incurred in transportation of helicopter fuel to sustain Government operations under the following conditions:

1.                         When Contractor’s fuel servicing vehicle cannot travel to an assigned alternate base of operations due to lack of road access.

2.                         When Contractor has to arrange for fuel support at an assigned alternate base of operation to provide a supply for helicopter flights until the Contractor’s fuel-servicing vehicle arrives on site.

B.        The CO will designate the method of transportation and the gallons to be transported.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C.        When the CO orders the Contractor to transport fuel by air, the flight time required to transport the fuel will be paid at the Contract flight hour rate.

D.        When the CO orders transportation of fuel by commercial carrier, reimbursement will be based on supporting itemized paid receipts and provided to the CO, upon request.

E.        In the event the Government furnishes fuel to the Contractor, fuel cost will be charged based upon rates at the nearest accessible point fuel is commercially available. Such fuel costs will be deducted from any sums otherwise due the Contractor on the Flight Use Invoice.

C-41       Payment for Foam Concentrate

A.       Payment for approved foam concentrate, when ordered by the CO and furnished by the Contractor, will be made on an actual cost basis. Supporting itemized paid receipts will be provided to the CO upon request..

B.        Any foam concentrate provided by the Contractor shall be on the list of Approved Foam Products found at the following website: www.fs.fed.us/rm/fire.

C-42       Payment for Costs Away from the Host Base

A.       When Contractor’s aircraft is dispatched away from the host base, the Government will authorize payment for additional necessary and reasonable costs involved in transporting authorized relief crewmembers to and from alternate bases when approved in advance by the Contracting Officer. These costs are limited to the actual transportation of the individual; i.e., airplane tickets, car rentals, etc. Salary costs for the Contractor’s employee(s) while in travel status is not a cost for which the Government will reimburse the Contractor.

B.        The Contractor will be reimbursed for the difference between the normal cost of transportation from the CONTRACTOR’S BASE OF OPERATIONS to the HOST BASE and the CONTRACTOR’S BASE OF OPERATIONS to the ALTERNATE BASE.

C.        Prior to the Mandatory Availability Period the Contractor shall provide the Contracting Officer with a written statement that itemizes the normal cost of transportation from the Contractors Base of Operations to and from the host base.

D.        If the Government does not authorize such payment, no deduction will be made for unavailability incurred because of personnel duty limitations. See Section B.

E.        Payment of necessary and reasonable transportation costs to and from the location of the aircraft is authorized. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor. Copies of receipts shall be provided to the government upon request.

C-43 Payment for Overnight Allowance

A.       Overnight allowance will be paid equal to the current standard maximum rate that is allowed (or high rate, if applicable) as established by the Federal Travel Regulation (FTR) for each authorized crew member for every night assigned to an alternate base or at its option may provide meals/and or lodging. A list of localities where high rates are authorized is available upon request.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

Crewmembers who elect to return to the host base by alternate means rather than remain overnight with the helicopter will not be paid an overnight allowance.

B.        Overnight allowance will not be paid when the aircraft is assigned to its Host Base during the Mandatory Availability Period and any extension thereof where no break in service occurs.

C.        The Government will pay the Contractor an overnight allowance equal to the current standard maximum rate that is allowed (or high rate, if applicable) as established by the Federal Travel Regulations (FTR) or at its option may provide meals and/or lodging. A list of localities where rates are authorized is available upon request.

D.        If partial overnight allowance is provided by the Government, the Contractor will be reimbursed at current FTR rates for the portion that is Contractor provided. Current rates are available at www.gsa.gov.

E.        The appropriate rate for meals and incidental expenses will be paid unless the Government makes three meals available to the Contractor. The Contractor’s lodging will be paid only when lodging is not furnished by the Government.

F.        If the Contractor elects to not utilize Government provided lodging, there is no reimbursement for lodging or transportation costs incurred by the Contractor.

G.        If the FTR rate changes, the change in overnight allowance to the Contractor will become effective on the effective date of the FTR change.

H.        Overnight allowance may also be applicable to primary crewmembers that are unable to return from the field.

I.         The Contractor may claim overnight lodging, Meals and Incidental Expenses (M & IE ) using either of the two following methods:

1.                         Payment of the Standard or High Rate, if applicable EXCLUDING lodging tax does not require lodging receipts.

2.                         Payment of actual lodging amount and M & IE rate not to exceed the maximum FTR rate PLUS lodging tax. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor and made available to the CO upon request.

C-44       Miscellaneous Costs to the Contractor

A.       Housing, subsistence, ground transportation, and other expenses will be the responsibility of the Contractor or its employees at the Host Base.

B.        The Government will reimburse the Contractor for any airport use costs the Contractor is required to pay when ordered to operate from an airport other than the host base such as airport landing fees, tie-down charges, or other similar type costs.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

C.        Miscellaneous unforeseeable costs not recovered through the contract payment rates and are the direct result of ordered service may be reimbursed at actual cost if approved by the Contracting Officer. Examples of this are truck permits at ports-of-entry when the fuel servicing vehicle must cross state lines in fulfillment of ordered services or State use taxes imposed on equipment brought into the state.

D.        Itemized receipts must support claims for reimbursement and must be kept on file by the contractor and made available to the CO upon request.

C-45       Definitions

As used throughout this contract, the following terms shall have the meaning set forth below:

Additional Personnel Additional personnel specifically ordered by the CO where it is to the Government’s advantage to have additional availability of the aircraft (not to be confused with a relief crew furnished by Contractor to replace primary crew).

Aircraft Accident An occurrence associated with the operation of an aircraft, which takes place between the time any person boards the aircraft with the intention of flight and all such persons have disembarked, and in which any person suffers death or serious injury, or in which the aircraft receives substantial damage.

Aircraft Incident An occurrence other than an accident, associated with the operation of an aircraft, which affects or could affect the safety of operations.

Aircraft Make and Model. A specific make and basic model of aircraft, including modification; e.g., a Bell 206

Aircraft Make, Model, and Series. A specific make, model, and series of aircraft including modification (e.g., a Bell 206B is not the same make, model, and series as a Bell 206L).

Airspace Conflict A near mid-air collision, intrusion, or violation of airspace rules.

Alert Status A status subject to flight and duty limitations, in which the Contractor has 1 hour to return to standby if ordered by the CO to do so.

Alternate Base A base, other than the host base, established to permit operation from the vicinity of a project area or incident.

Anchor. The Interagency approved device manufactured to be the fixed point attached to the helicopter for rappel and cargo letdown operations.

Appropriate Flight Manual Hover Performance Chart A performance chart residing in either the original or supplemental portion of a rotorcraft flight manual (RFM) that the manufacturer or Supplemental Type Certificate (STC) holder deems appropriate for a given phase of flight or special purpose activity. For example: Kaman K-1200 Rotorcraft Flight Manual Supplement No. 1 USFS Fire Fighting.

Assigned Work Location The location designated by the CO from which an ordered flight will originate.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

Authorized Crewmember Those individuals specified in the “Schedule of Items” unless designated otherwise by the CO.

Authorized Flight or Flying Time The actual time that a helicopter is off the ground for the purpose of the task or tasks to which assigned under an ordered flight when such time is recorded by the pilot and approved by a designated Government Official as having been properly performed.

Aviation Hazard Any condition, act, or set of circumstances that exposes an individual to unnecessary risk or harm during aviation operations.

Base Cost. The portion of the flight rate that is constant throughout the contract period and not affected by changes in fuel prices. Adjustments to the base cost will be made annually by the CO.

Call-When-Needed A term used to identify the furnishing of services on an “as needed bases” or “intermittent use” in government procurement contracts. There is no guarantee the Government will place any orders and the Contractor is not obligated to accept any orders. However, once an order is placed and the Contractor takes steps to perform, both sides are bound by the terms and conditions of the Contract.

Cargo Any material thing carried by the aircraft.

Chief-of-Party Designated Government representative for all passengers on a flight.

Civil Twilight Begins in the morning, and ends in the evening when the center of the sun is geometrically 6 below the horizon.

Contractor An operator being paid by the Government for services.

Duty That period that includes flight time, ground duty (pre- and post- flight inspections) of any kind, and standby or alert status at any location.

Empty Weight The last weight and moment entry on the aircraft weight and balance record. Empty weight is determined using weight and balance data which was determined by actual weighing of the aircraft within 24 months preceding the starting date of the MAP and renewal option or following any major repair or major alteration or change to the equipment list which significantly affects the center of gravity of the aircraft.

Equipped Weight:

Bucket Helicopters Equipped weight equals the Empty Weight (as listed in the Weight and Balance Data) plus the weight of lubricants and onboard equipment required by contract (i.e., including but not limited to survival kit, rappel anchor, first aid kit).Does not include the weight of the bucket and any associated suspension hardware.

Tanked Helicopters Equipped weight equals the Empty Weight (as listed in the Weight and Balance Data) plus the weight of lubricants and onboard equipment required by contract (i.e., including but not limited to survival kit, rappel anchor, first aid kit).Includes the weight of a fixed tank and snorkel.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

Extended Standby: Period following the 9 hours of standby up to 5 hours

External Load: Any combination of load and line that is 50 feet or less in length

Fatal Injury: Any injury, which results in death within 30-days of the accident

Federal Aviation Regulations: Rules and regulations contained in Title 14 of the Code of Federal Regulations.

Ferry Flight: Movement of helicopter under its own power from point-to-point

First Aid: Any medical attention that involves no medical bill - If a physician prescribes medical treatment for less than serious injury and makes a charge for this service, that injury becomes “medical attention.”

Flight Crew: Those Contractor personnel required by the Federal Aviation Administration to operate the aircraft safely while performing under contract to the Government.

Flight Rate: The contract unit price per hour of flight time as found in the Flight Rate Chart or Schedule of Items. (Includes base cost plus fuel costs)

Flight Time: Begins when the aircraft leaves the ground in takeoff for a given flight and ends when the aircraft has landed.

Forced Landing: A landing necessitated by failure of engines, systems, components, or incapacitation of a crewmember, which makes continued flight impossible, and which may or may not result in damage.

Fuel Cost: The variable portion of the flight rate that is subject to change due to fuel price change

Fuel Endurance: Fuel required including a 20-minute reserve.

Fully Operational: Helicopter, pilot(s), other personnel, repairs, operating supplies, service facilities, and incidentals necessary for the safe operation of the helicopter both on the ground and in the air.

Fully Rated Capacity: The number of passenger seats or pounds of cargo load authorized in the applicable Type Certificate Data Sheet.

General Aviation: That portion of civil aviation that encompasses all facets of aviation except air carriers.

Ground Mishap, Aircraft: An aircraft mishap in which there is no intent to fly; however, the power plants and/or rotors are in operation and damage incurred requiring replacement or repair of rotors, propellers, wheels, tires, wing tips, flaps, etc., or an injury is incurred requiring first aid or medical attention.

Hazard: Any condition, act or set of circumstances that exposes an individual to unnecessary risk or harm during aviation operations.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

Host Base: The initial location at which the aircraft will be made available for the purpose of providing aircraft services See Schedule of Items for host base locations.

Hover-in-ground-effect (HIGE): Maximum pressure altitude and temperature at which a helicopter can hover (at maximum gross weight) using the effects of ground cushion per the Flight Manual/Supplements and STC performance charts.

Hover-out-of-ground Effect (HOGE): Maximum pressure altitude and temperature which a helicopter can hover (at maximum gross weight) without the effects of ground cushion per the Flight Manual/Supplements and STC performance charts.

Incident: An occurrence other than an accident, associated with the operation of an aircraft, which affects or could affect the safety of operations.

Incident-With-Potential: An incident that narrowly misses being an accident and in which the circumstances indicate significant potential for substantial damage or serious injury. Final classification will be determined by the agency Aviation Safety Manager.

Instrument Flight Rules (IFR): As defined in 14 CFR 91.

Internal Cargo Compartments: An area within the helicopter specifically designed to carry cargo.

Law Enforcement: Those duties carried out by agency personnel together with personnel from cooperating agencies, to enforce various Federal laws applicable to trespass (those activities relating to timber, grazing, fire, occupancy and others). Other activities can include those that are illegal under the antiquities acts and the manufacturing, production, and trafficking of substances in violation of the Controlled Substances Act (16 U.S.C. 559b-f)) and other illegal activities occurring on agency jurisdictional lands. Specific law enforcement activities can include surveillance (visual, infrared, or photographic), transportation of law enforcement personnel and persons in custody and transportation of property (both internally and externally). All helicopter activities including landings will occur at locations that are secured by law enforcement personnel or are locations removed from law enforcement actions.

Life-Threatening: A situation or occurrence of a serious nature, developing suddenly and unexpectedly and demanding immediate action to prevent loss of life.

Limited Use Helicopter: A limited use helicopter is an Interagency term used to denote a standard category helicopter that is designated and utilized in a limited role (not for passenger transport.)

See Standard Category.

Long-line: Any combination of load and line, attached to the cargo hook of the aircraft for the purpose of carrying an external load greater than 50 feet in length.

Maintenance Deficiency: An equipment defect or failure which affects or could affect the safety of operations, or that causes an interruption to the services being performed

Mishap, Aviation: Mishaps include aircraft accidents, incidents-with-potential, aircraft incidents, aviation hazards, and aircraft maintenance deficiencies.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

Mountain Flying - Helicopter Pilot: 200 hours experience operating helicopters in mountainous terrain identified in 14 CFR 95 Subpart B-Designated Mountainous Area. Operating includes maneuvering and numerous takeoffs and landings to pinnacles, ridgelines and confined areas.

Night: The time between the end of evening civil twilight and the beginning of morning civil twilight, as published in the American Air Almanac, converted to local time.

Occupant: Any crew or passenger that is aboard an aircraft.

Official Sunset and Sunrise: The times when the upper edge of the disk of the Sun is on the horizon, considered unobstructed relative to the location of interest. Atmospheric conditions are assumed to be average and the location is in a level region on the Earth’s surface.

Operational Control: The condition existing when an entity exercises authority over initiating, conducting or terminating a flight.

Operating Agency: An executive agency or any entity there of using agency aircraft, which it does not own.

Operator: Any person who causes or authorizes the operation of an aircraft, such as the owner, lessee, or bailee of an aircraft.

Passenger: Any person aboard an aircraft who does not perform the function of a flight crewmember or crewmember.

Passenger Seating Capacity: Number of passenger seats excluding pilot(s).

Payload: The maximum allowable weight (passengers and/or cargo) that can be carried in any one mission.

Pilot-In-Command: The pilot responsible for the operation and safety of the aircraft during the time defined as flight time.

Point-of-Hire: Point-of-Hire shall be the Contractor’s Principle Base of Operations as specified in Section B or the location of aircraft at time-of-hire.

Precautionary Landing: A landing necessitated by apparent impending failure of engines, systems, or components, which makes continued flight inadvisable

Principal Base of Operations: The primary operating location of a 14 CFR 121, 133, 135 or 137 certificate holder as established by the certificate holder.

Rappeller: A person who has been trained and certified to rappel from a helicopter, in accordance with agency specified policy and direction contained in the Interagency Helicopter Rappelling Guide.

Rappel Spotter: A person who has been trained and certified, in accordance with agency-specified policy and direction contained in the Interagency Helicopter Rappel Guide, to direct and manage a rappel operation

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

Restricted Category: An aircraft that has been manufactured in accordance with the requirements of and accepted for use by an Armed Force of the United States and later modified for special purposes such as agriculture, forest and wildlife conservation, aerial surveying, patrolling, or any the operation specified by the FAA Administrator.

SAFECOM: Use to report any condition, observance, act, maintenance problem, or circumstance, which has potential to cause an aviation related mishap. The purpose of the SAFECOM form is not intended to be punitive in nature. It will be used to disseminate safety information to aviation managers, and also to aid in accident prevention by trend monitoring and tracking. See www.safecom.gov

Serious Injury: Any injury which: (1) requires hospitalization for more than 48-hours, commencing within 7-days from the date the injury was received; (2) results in a fracture of any bone (except simple fractures of fingers, toes or nose); (3) causes severe hemorrhages, nerve, muscle or tendon damage; (4) involves any internal organ; or; (5) involves second or third-degree burns, or any burns affecting more than 5% of the body surface.

Sling Load: Jettisonable external load that is lifted free of land or water during the rotorcraft operation.

Special Use Missions:

Air Tactical Coordination (Air Attack): Coordination with other tactical aircraft during fire and other project operations.

Fire Surveillance/Reconnaissance: Patrolling in search of and scouting wildland fires; checking fuel types and fire behavior.

Reconnaissance (Non-Fire): Observation and fact-finding reconnaissance, i.e. wildlife monitoring, snow surveys, search and rescue, timber and range surveys, insect and disease surveys, law enforcement, and aerial photography.

Other: Cooperative use with other agencies, and other purposes mutually agreed upon by the Contractor and the Contracting Officer.

Standard Category/Limited Use Helicopter: Turbine powered helicopters certificated in the normal or transport category. Standard Category helicopters are operated and maintained for passenger carriage in accordance with (IAW)14 CFR 135 by an operator holding an Air Carrier Certificate.

Substantial Damage: Any damage or failure which adversely affects the structural strength, performance or flight characteristics of the aircraft, and which would normally require major repair or replacement of the affected component. Engine failure or damage limited to an engine if only one engine fails or rotor or propeller blades and damage to landing gear, wheels, tires, flaps, engine accessories, brakes, or wing tips are not considered “substantial damage” for the purpose of this part.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

Type I (Heavy) Helicopter: 15 or more passenger seats or 5,000 lbs payload and 700 gallons retardant capacity

Type II (Medium) Helicopter: Between 9 to 14 passenger seats or 2,500 to 4,999 lbs payload and 300 to 699 gallons retardant capacity.

Type III (Light) Helicopter: Between 4 to 8 passenger seats or 1,200 to 2,499 lbs payload and 100 to 299 gallons retardant capacity.

Vertical Reference/External Load: Direct visual reference, by the pilot, of an external load/cargo being slung from beneath the helicopter with a line attached to the cargo hook and being removed or placed from the earths’ surface with precision.

Visual Flight Rules (VFR): As defined in 14 CFR 91.

C-46       Abbreviations

A&P	Airframe & Powerplant (Mechanic)
ABS	Aviation Business Systems
AC	Advisory Circular
AD	Airworthiness Directive
AFF	Automated Flight Following
ASC	Albuquerque Service Center
ASP	Aviation Safety Plan
ATC	Air Traffic Control
ATCO	Air Taxi/Commercial Operators
CAB	Civil Aeronautics Board
CG	Center of Gravity
CO	Contracting Officer
CFR	Code of Federal Regulations
COR	Contracting Officer’s Representative
COTR	Contracting Officer’s Technical Representative
CWN	Call-when-Needed (Contract)
DOI	Department of the Interior
DOT	Department of Transportation
ELT	Emergency Locator Transmitter
EPA	Environmental Protection Agency
ETA	Estimated Time of Arrival
FAA	Federal Aviation Administration
FASD	Fire Applications Support Desk
FAR	Federal Acquisition Regulations
FPMR	Federal Property Management Regulations
GPM	Gallons-Per-Minute
FSS	Flight Service Station
HIP	Helicopter Inspector Pilot
IATB	Interagency Airtanker Board
HOS	Helicopter Operations Specialist
ICAO	International Civil Aviation Organization
IFR	Instrument Flight Rules
IMC	Instrument Meteorological Conditions

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

M&IE	Meals and Incidental Expenses
MSL	Mean Sea Level
NTSB	National Transportation Safety Board
NOTAM	Notice to Airmen
PA	Public Address System
PASP	Project Aviation Safety Plan
PIC	Pilot-in-Command
PTT	Push-To-Talk
RAO	Regional Aviation Officer
RASM	Regional Aviation Safety Manager
RON	Remain-Over-Night
SIC	Second-in-Command/Co-Pilot
SPCC	Spill Prevention, Control and Countermeasure Plan Requirements
STC	Supplemental Type Certificate
TBO	Time Between Overhaul
TCAS	Traffic Collision Avoidance System
USFS	United States - Forest Service
VFR	Visual Flight Rules
VNE	Velocity Never Exceed
VSWR	Voltage Standing Wave Ratio

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 1

FIRST AID KIT AERONAUTICAL

Each kit shall be in a dust-proof and moisture-proof container. The kit shall be on board the aircraft and accessible to the occupants. The contents shall include the following minimum items:

	Passenger	Passenger
	Seats	Seats
Item Description	(0 – 9)	(10 – 50)
Adhesive bandage strips (3 inches long)	8	16
Antiseptic or alcohol wipes (packets)	10	20
Bandage compresses, (4-inch)	2	4
Triangular bandage compresses, 40 inch (sling)	2	4
Roller bandage, 4 inch x 5 yards (gauze)	2	4
Adhesive tape, 1 inch x 5 yards (standard roll)	1	2
Bandage scissors	1	1
Body Fluids Barrier Kit:	1	1
• 2-pair of latex gloves
• 1-face shield
• 1-mouth-to-mouth barrier
• 1-protective gown
• 2-antiseptic towelettes
• 1-biohazard disposal bag

Note:

Splints are recommended if space permits.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 2

SURVIVAL KIT AERONAUTICAL (LOWER 48)

The contents shall include the following minimum items:

Item	Item
Knife	Signal Mirror
Non-Marine Aerial Flares(6-each)	Matches (2-small boxes in waterproof containers)
Food (2-days emergency rations per occupant)	Water (1-quart per occupant) (not required when operating over areas with adequate drinking water)
Space Blanket (1-per occupant)	Candles
Collapsible Water Bag	Whistle
Magnesium Fire Starter	Nylon Rope or Parachute Cord (50-feet)
Water Purification Tablets

Suggested Survival Kit Items Dependent Upon Terrain and Climate:

Item	Item
Container w/carrying Handle or Straps	Individual First Aid Kit
Large Plastic Bags	Signal Panels
Flashlight with Spare Batteries	Hand Saw or Wire Saw
Collapsible Shovel	Sleeping Bag (1-per two occupants)
Survival Manual (Arctic/Desert)	Snowshoes
Insect Repellant	Axe or Hatchet
Insect Headnet (1-per occupant)	Gill Net/Assorted Fishing Tackle
Personal ELT	Sunscreen

Note:  A hand-held 760 channel VHF transceiver radio is recommended. It should be attached, or immediately accessible, to a crewmember rather than placed in the aircraft survival kit.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 3

ALASKA SUPPLEMENT

The following provisions shall apply when operating in Alaska. All other provisions not expressly changed herein continue to apply.

NOTE:  Contractors from the lower 48 dispatched to Alaska need to have insurance coverage for Alaska, in addition to having Operations Specifications that permit Alaska operations.

(1)  SECTION C, General Equipment

Additional Equipment:

A.        One set of approved Tundra Boards or Snow Pads with accompanying FAA certification.

B.         Complete set of current aeronautical charts and navigation publications covering areas of operation within Alaska and Canada.

C.         Survival kit:

All aircraft will carry survival equipment. Survival kits will contain at least the following items and additional items required by local regulation as is appropriate for local climate and terrain conditions.

The minimum equipment to be carried during the summer months:

Item	Item
Ax or hatchet (1), and Knife (1)	Water Purification Tablets
Magnesium Fire Starter	Mosquito repellant containing DEET
Whistle	Mosquito headnet for each occupant (1)
Signal Mirror	Candles (5 each)
Non-Marine Aerial Flares (6-each)	Space Blanket (1 per occupant)
Matches (2-small boxes in waterproof containers)	Nylon Rope or Parachute Cord (50-feet)
Food (Each occupant sufficient to	An assortment of fishing tackle such as
sustain life for 1-week)	hooks, flies, lines, sinkers, etc.

Personal Locator Beacon (PLB) (Note: required only if Aircraft ELT requires tools to be removed)

In addition to the above, the following shall be carried as minimum equipment from October 15 to April 1 of each year:

Item	Item
Pair of Snowshoes (1)	Sleeping bag per two occupants (1)
Wool blanket or equivalent for each occupant over 4-years of age (1)

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 3

ALASKA SUPPLEMENT (Cont)

Note:  A hand-held 760 channel VHF transceiver radio is recommended. It should be attached, or immediately accessible, to a crewmember rather than placed in the aircraft survival kit.

FUEL SERVICING VEHICLE SPECIFICATIONS -

A fuel servicing vehicle and driver are not required.

The Government will furnish, transport, and store all aircraft fuel required at no expense to the Contractor.

Grades of Government-furnished fuel vary from location to location, and the Contractor shall use the grade available.

The appropriate type of fuel (Avgas or Jet fuel), in one of the following grades, will be available at each location:

AVGAS	JET FUEL
100	Jet A
100LL	Jet A-50
Jet B
Jet-4 or JP-5 or JP-8

All lubricating oil, parts, and supplies shall be furnished and transported by the Contractor to the assigned work location.

The Contractor shall furnish for each aircraft a portable hand or electrically operated fuel pump, barrel stem, hoses, and filtration system for refueling in remote areas.

The filtration system shall include a unit that accomplishes water separation with positive shut-off. The size of the filtration system unit shall be compatible with pump size. One acceptable three-stage unit is FACET part number 050971. If this model FACET is used, the third stage monitor should be a Velcon part number CDF-210K that is rated to 10 GPM. Also acceptable are Velcon filter spin on 5 micron cartridges, part number 40505SP, rated to 13 GPM; or Velcon VF-31 with 1 micron cartridge element, part number ACO-21005B, rated to 15 GPM. All filtering components shall be changed annually or sooner if needed, and the date of the change shall be placarded on the canister.

The Contractor shall furnish two complete spare filter changes.

AVAILABILITY OF MECHANICS —

The mechanic shall be present for all operations in Alaska. The mechanic shall accompany the helicopter to any assigned work location. The cost of the mechanic shall be included in the Daily Availability Rate.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 3

ALASKA SUPPLEMENT (Cont)

(2)  SECTION C   Payment for Availability

Operations in Alaska will be scheduled by the Government in accordance with flight time/duty time limitations. The schedule will not exceed:

SINGLE CREW:  Maximum 14 hour per day PIC, or PIC and SIC.

DOUBLE CREW:  Maximum 24 hours per day.

Measurement of availability will be reduced, as specified below, for each hour or portion thereof service is listed as unavailable to the Government. Single or double crew Periods of Unavailability will be accumulated for the day and posted on the Flight Use Invoice as actual clock unavailability. There will no longer be a need to round to the nearest quarter hour or reduce unavailability by 1/56.

Availability, as measured above, will be paid at the applicable rate appearing in the Schedule of Items

(3) Payment for Extended Standby is applicable for Alaska assignments.

(4) SECTION C Transporting of Relief Crew

If ordered by the Government, the Contractor shall be reimbursed for the cost incurred in delivering personnel to the reporting base NOT TO EXCEED the round trip coach fare from Seattle-Tacoma International Airport. The ordering of additional personnel shall be annotated, (including date and time ordered) on the Flight Use Invoice and signed by the Government Representative placing the order.  The Contractor agrees to deliver additional crew to the host base within 48 hours after notification. Reimbursement shall be supported by paid receipts and the passenger coupon or legible certified true copies. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor. Copies of receipts to be provided to the helicopter manager for review and approval but are not required to be submitted with the payment document.

(5)  AIRCRAFT FUEL. The cost of fuel furnished by the Contractor in lieu of Government Furnished fuel while operating in Alaska will be reimbursed to the Contractor as provided below:

GENERAL: The Contractor shall not charge any fuel acquired under this contract directly to the Government. All fuel not otherwise furnished by the Government must be paid by or charged to the Contractor. The purchase must be approved by the Contracting Officer. Fuel related costs shall be recorded as a line entry (i.e., date, fuel charge, dollar amount, and use-item code fuel charge [FC]), shall be summarized under “Other Charges/Credits” on the Aircraft Use Report (OAS-23), or Flight Use Invoice, and shall be supported by paid legible, itemized invoices from the supplier. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor. Copies of receipts to be provided to the helicopter manager for review and approval but are not required to be submitted with the payment document Certified true copies may be submitted in lieu of the original invoice.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 3

ALASKA SUPPLEMENT (Cont)

Government furnished fuel used by the Contractor for maintenance flights, repositioning aircraft, crew transportation, or any other flight for the convenience of the Contractor, will be deducted from amounts due the Contractor at the rate specified in the current Hourly Flight Rate Fuel Consumption and Weight Reduction Chart.

(6) Adjustment for Flight Rate:  The flight rate will be reduced to reflect a dry rate by multiplying the fuel consumption for make and model of aircraft by current jet fuel price in the current Hourly Flight

Rate Fuel Consumption and Weight Reduction Chart:  Mobilization and demobilization will be at the wet rate. The dry rate will be effective upon the first Government-Furnished-Fueling.

FERRY FLIGHTS THROUGH CANADA. Flights through Canada will be paid at the wet rate.

(7) SECTION C, Payment for Transportation of Helicopter Fuel   Not applicable in Alaska

(8) Wage Determination in effect is the one provided in the solicitation

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 4

RESTRAINT SYSTEMS CONDITION INSPECTION GUIDELINES

A. Federal Aviation Regulations require that occupant restraints systems are to be replaced in aircraft manufactured after July 1, 1951; such systems shall conform to standards established by the FAA. These standards are contained in Technical Standard Order TSO-C22. Restraint system eligible for installation in aircraft may be identified by the marking TSO-C22, TSO-C114 on the webbing, or by a military designation number since military systems comply with the strength requirements of the TSO. Aircraft manufacturer installed restraint systems with part numbers are acceptable. Each system shall be equipped with an approved metal-to-metal latching device.

B. Federal Aviation Regulations provide minimum inspection guidance, other than to state, that mildew and fraying may render the restraint system un-airworthy and that suspected webbing should be tested for tensile strength. The tensile strength requirement for a single person system is 525 pounds (most systems are rated at 1,500 pounds).

C. Unacceptable Condition Criteria:

Webbing	Hardware	Stitching	TSO Tags

Frayed (5%)	Inoperable	Broken	Missing
Torn	Damaged	Excessive	Illegible
Wear
Crushed	Corroded	Missing
Swollen	Excessive Wear
Creased
Deteriorated

D. References:

14 CFR 91.205

14 CFR 21.607
AC 21-34
TSO-C22
TSO-C114

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 5

ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT

A.        Fixed Suppressant/Retardant Delivery Tank with Self-Filling Capability

One (1) externally mounted baffled, quick-disconnect (45-minutes) fixed suppressant/retardant delivery tank or one (1) or more internally mounted baffled, fixed suppressant retardant delivery tank(s) that meets or exceeds the following specification:

Capacity commensurate with the maximum related lifting capability of the helicopter equipped with the tank at sea level on a standard day.

NOTE: ALL CONTROLS FOR TANK SYSTEM SHALL BE LABELED AS TO FUNCTION

1.        Door(s)

The Tank door(s) shall be designed such that:

a.         The frontal area of the retardant column is minimized.

b.        The door(s) does not appreciably deflect the retardant when fully opened.

c.         The tank and doors shall be leak proof, i.e. ½ gallon or less in a 24-hour period

d.        The doors shall be closeable in flight if the aircraft is not capable of landing with the door(s) open without damaging the door(s).

2.             Venting

a.         The tank shall be vented so that no more than 0.25 PSI negative pressure will be created in the tank head space during the fastest drop sequence.

b.        The vent shall not leak during filling or normal flight maneuvers.

3.        Fill Port(s)

a.         The fill port shall be a 3-inch Kamlock ® fitting (male) and shall be located on the right and left side of the aircraft.

b.        The fill port shall not leak or overflow during ground operations or during normal flight maneuvers.

Note:  For hover draft operations, fill ports are not required.

4.        Controls

a.         The door open switch shall be the same switch that opens the water bucket.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 5
ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Cont)

b.        When required, the tank close switch shall be the same switch that closes the water bucket

c.         All tanks shall be equipped with an independently controlled and operated emergency dump system enabling the entire load to be dropped in less than 6-seconds. This system shall use mechanical, pneumatic, or fluid pressure for operation.

d.        Emergency systems operated by pneumatic or fluid pressure shall be isolated from the normal tank system pressure. Normal function or failure of the normal system shall not affect the emergency system pressure. Emergency systems dependent on normal operating aircraft or tank systems for initial charge shall have a pressure gauge or indicator readily visible to the crew. Emergency systems dependent on precharged bottles shall have a positive means of checking system charge during preflight.

e.         The primary emergency dump control shall be positioned within easy reach of the pilot and copilot while strapped in their respective seats. Electrically operated controls shall be wired direct to a source of power isolated from the normal aircraft electrical bus and protected by a fuse or circuit breaker of adequate capacity.

5.        Certifications

a.         The aircraft will be certificated in the normal or transport category except when restricted operations are authorized by the CO.

b.        Weight and balance computations shall be made with the tank full, empty, and removed, showing the helicopter to remain within acceptable center of gravity limits at all times

c.         The tank shall accept filling at a rate sufficient to allow the tank to be filled to capacity in no more than 1-minute.

B.        Suppressant/Retardant Mixing Equipment

1.         Installation

The unit shall be designed for ease of installation and loading and shall not require any modifications to the helicopter. Modifications are defined as any change to the integrity of the structural components of the helicopter airframe, such as drilling holes in tubing or distorting the metal.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 5
ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Cont)

2.         Containment

Any unit mounted inside the helicopter (other than those that have STC’s or 337’s) shall have a containment vessel around the pumping and concentrate storage supply. The containment vessel shall be able to hold 125% of the concentrate supply. The discharge hose and fittings shall be able to withstand 150 PSI or two times the rated maximum pressure output of the pump, whichever is greater. The discharge hose that is inside the cabin shall have a containment sleeve of clear hose to check for leaks.

3.         Restraint

The foam pumping unit containment vessel and concentrates shall be affixed to the helicopter in a means to prevent injury to any occupants. The design shall meet the maximum inertia forces specified in 14 CFR 23.561(b)(2).

4.         Hose Routing

The hose used to carry the concentrate shall be routed out the side of the helicopter away from the pilot. Hoses will be routed in a manner that will not interfere with flight controls.

5.         Breakaway Fittings

Any hose shall have a disconnect that will pull away from the hose when the bucket is released.  The disconnect shall be close to the helicopter to keep the hose from beating against the helicopter. The disconnect shall hold the pressure of the line and be able to activate at 1/3 of the bucket empty weight.

6.         Compatibility of Materials

The materials used in construction of any foam dispensing unit shall be compatible with all foams. Materials shall be resistant to corrosion, erosion, etching, or softening. To evaluate the materials, submerge in foam concentrate for 96 hours then in a 1½% solution for 96-hours. Material samples shall be measured, weighed and visually examined to insure that deterioration of the materials and the assembly does not occur with operational use. Unacceptable conditions may be, but are not limited to cracking, crazing, softening, joint separation, bulging, diminished wall thickness, glue or mastic breakdown, or defective fasteners, gaskets or fittings.

7.         Foam Quantity

Unit is to be of the optimum size compatible with the make and model helicopter. However, the unit shall carry a minimum of 5 (five) gallons of concentrate for each 100 gallons of bucket capacity. Downloading may be accomplished when desirable during operations.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 5
ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Cont)

8.         Power

Power source for the dispenser shall be obtained from the helicopter by installing a MS 3116F-12-3P, 3 pin connector on the cord to the unit pin A shall be +28 VDC and pin B for ground (this is the same plug used for the infrared imaging system). Electrical power required to operate the concentrate pump shall not be in excess of that normally available from the plug used as the source of power.

9.         Vibration

The unit shall not cause undue vibration in the helicopter during operation or in flight. The unit shall be padded to keep from causing any single stress points on any parts not designed for such.

10.       Operation

The pilot shall be able to operate the unit with a minimal level of attention. The system shall be automated to the point where the pilot has one control to operate. Once the control is set for flow rate there should be no further adjustment necessary to the unit.

11.       Flow Rate

The system shall be capable of dispensing a variable amount of concentrate, in flight, to achieve a mixture ratio ranging from 0.1 to 1.0% by volume in 0.1% increments.

12.       Concentrate Loading

Loading using 5-gallon containers is preferred. Bulk loading shall be performed so such loading will avoid any spillage on the helicopter or come in contact with the helicopter. Servicing shall be accomplished during normal refueling time for the helicopter and take no longer than the refueling operation. Loading operations are to be performed by Contractor personnel.

13.       Approved Foam Products can be found at:  Wildland Fire Chemical Systems (WFCS)  www.fs.fed.us/rm/fire

a.        When transporting retardant or equipment containing retardant residue, Contractor shall take precautions to prevent retardant from coming in contact with the aircraft structure.

b.        Offered equipment will be approved by the CO prior to any use under the Contract.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 5
ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Cont)

C.        Additional equipment offered shall meet the following requirements:

1.         Power source for a Helitorch or remote cargo hook.

a. An MS 3101A-24-11S, 9-pin connector shall be provided. Pin D shall be airframe ground. Pin E shall be switched 28VDC, protected by a 50 amp circuit breaker that can be manually opened and reset. The water bucket open switch shall also activate this circuit.

b. The connector shall be mounted adjacent to the cargo hook (within 12 inches). A wire rope lanyard or other similar device shall be provided for support of the connector so that tension loads will not be placed on the electrical wiring.

c. This connector has multiple circuit capacity sufficient to provide power and control for Contractor-furnished equipment such as the required water bucket. Water buckets shall be wired through this connector.

Notes:

i)         See FS/AMD A-16 for a 9-pin wiring diagram for suppressant/retardant buckets (See: www.fs.fed.us/fire/niicd/documents.html)

ii)        The 9-pin connector is required on Type II (Medium) Exclusive Use helicopters and all Type III (Light) helicopters. Requiring the 9-pin connector on additional helicopters must be specifically mentioned in the contract.

2.         Remote Cargo Hook

a.        As a minimum, the remote cargo hook shall be completely disassembled and inspected with repairs made as required; lubricated and perform a full-load operational check every 24 calendar months.

b.        All work shall be done in accordance with manufacturer’s maintenance manuals, as applicable.

3.         Long-lines (as applicable)

a.        Rotation resistant wire rope

(1)       Rotation resistant wire rope with swaged fittings rated in accordance with ANSI Standards

(2)       Fabrication and installation methods shall be in accordance with aircraft and ANSI Standards.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 5
ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Cont)

b.        Synthetic Long Line

(1)       Helicopter synthetic long-lines shall be constructed from the HMWPE (High Molecular Weight Polyethylene Equipment) or HMPE (High Molecular Polyethylene Equipment) family of rope fibers including brand names such as Spectra® by Allied Signal or fibers with similar properties.

(2)       Rope Diameter. Minimum rope diameter shall be ½-inch

(3)       Working or Rated Load

A.       The working or rated load of a rope is the maximum static load that will be lifted by the rope. Working loads are based on a percentage of the approximate breaking or ultimate strength of the rope when new and unused. The working load shall be appropriate to the lifting capability of the helicopter.

B.        For reference, lifting capability for each category of helicopter is as follows:

Type I (Heavy)	4500 to 30,000 lbs or greater
Type II (Medium)	1600 lbs to 4500 lbs
Type III (Light)	750 lbs to 1600 lbs

(4)       Factor of Safety

A factor of safety of 7 shall be used for helicopter synthetic long-lines. Therefore, all ropes shall have an ultimate strength of seven times the rated or working load. For example, if a Type II (Medium) helicopter line will have a working load of 4,500 pounds, the rope shall have strength, when new, of at least 31,500 pounds. Rope diameters will vary depending on strength and type of rope.

(5)       Knots and Splices

Knots are not permitted in the synthetic long-line. Knots can decrease rope strength by as much as 50%. Splices may be used in the assembly of the long-line, but no mid-line splicing repairs may be done. Re-splicing at the end of the line is permitted only if the rope is in good condition, and the new splice is done per manufacturer’s recommended splicing practices. Splices should always follow the manufacturers recommended splicing practices.

(6)       Maintenance and Inspections

Manufacturer’s recommended maintenance and inspection procedures shall be complied with.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 5
ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Cont)

(7).      Wire Cutters

Wire cutting devices to provide catastrophic failure protection from striking horizontal wires and cables. At least 85 percent of the frontal area of the helicopter shall be protected.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 6

HIGH VISIBILITY MARKINGS ON MAIN ROTOR BLADES

Acceptable Paint Schemes

A.                      Starting at blade tip, paint first 1/6th of blade length with gloss white. Paint second 1/6th of blade length with orange. Paint third 1/6th of blade length with gloss white. Paint next 1/3rd of blade length with orange. Paint remaining 1/6th of blade length with gloss white.

White	Orange	White	Orange	White	Hub	White	Orange	White	Orange	White
1/6	1/6	1/6	1/3	1/6		1/6	1/3	1/6	1/6	1/6

B.                        One black and one white blade.

C.                        Paint schemes previously approved under Interagency Fire and Aviation Contract.

D.        Paint schemes and color variations specified by manufacturer in a service bulletin, instructions, or other manufacturer published document or text.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 7

ADDITIONAL AVIONICS EQUIPMENT

Additional avionics equipment specifications when identified as a requirement in Section B.

These Optional Items, if furnished by the contractor, shall meet the following specifications:

A.       GPS Data Connector

Standard Category Type II (Medium) & Type III (Light): One GPS Data Port Connector. A GPS data port connector shall be installed for the purpose of external data retrieval by a GIS laptop computer. The connector shall be a DB-9F type D sub-connector shall be wired for RS-232C serial format for laptop computers (pin 2-transmit data, pin 3-receive data if applicable, and pin 5-ground) and shall be mounted in a location convenient to the observer. Note: Not required for aircraft designed for a single occupant (i.e. K-MAX)

B.        Additional GPS Antenna

Standard Category Type II (Medium) & Type III (Light): The Contractor shall allow the Government to utilize a portable GPS in the aircraft. In order to facilitate this, the Contractor shall provide a low-profile GPS aviation antenna (Freeflight Systems part number 16248-20 (telephone number (254) 662-0000) or equivalent) mounted atop the aircraft per the manufacturers installation manual, with associated cable and type “N” female connector, terminated within the aircraft in a location convenient to the observer. Note: Not required for aircraft designed for a single occupant (i.e. K-MAX)

C.        Fuel Service Vehicle Radio

1.                         A VHF-FM two-way mobile radio, with a matched broadband antenna (Antenna Specialists ASPR7490, Maxrad MWB5803, or equivalent), shall be installed in the fuel-servicing vehicle. The radio shall provide selection of either wideband (25.0 kHz) or narrowband (12.5 kHz) channel spacing on each channel operating from 150 MHz to 174 MHz. The radio shall be frequency-synthesized, equipped with a CTCSS sub-audible tone encoder having a minimum of 32 selectable tones meeting the current TIA/EIA-603 standard, and develop a minimum of 30 watts nominal output power.

2.                         Transceivers shall be set to operate in the analog narrowband mode unless local requirements dictate otherwise. All radios must have the ability to be programmed in the field by the radio operator without the aid of a computer or the services typically found in a radio shop.

3.                         The use of appropriate VHF-FM portable radios with suitable output power booster units is permissible. See the below VHF-FM Portable Radio section for portable radio requirements.

4.                         All VHF-FM transceivers (aeronautical, mobile, and portable) furnished to meet the requirements of this contract must be multimode (P25) digital by January 1, 2010. Only P25 compliant transceivers will be acceptable after this date.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 7

ADDITIONAL AVIONICS EQUIPMENT (Cont)

5.                         All P25 digital radios will operate with current software as shown on www.fs.fed.us/fire/niicd/Hotsheet/Hotsheet.html. Software versions identified on this website by October 1st will be acceptable for the following year. The only exception is more up-to-date software versions as released by the manufacturer. P25 digital radios without a software version listing will be upgraded to the current version within six months of release by the manufacturer. As an example, Relm/BK Radio releases a new software version for their DMH radio on August 1st. The above website lists this new software version on September 15th. Therefore, all DMH radios used for aviation must operate with this new software by January 1st. However, if the website did not list this new software until October 10th, the software would not be required until end of the following year.

Note: It is highly recommended that a programming “cheat sheet” accompany the fuel servicing vehicle.

D.        VHF-FM Portable Radio

1.         A VHF-FM two-way portable radio operating from 150 MHz to 174 MHz. The radio shall provide selection of either wideband (25.0 kHz) or narrowband (12.5 kHz) channel spacing on each channel. The radio shall be frequency-synthesized, equipped with a CTCSS sub-audible tone encoder having a minimum of 32 selectable tones meeting the current TIA/EIA-603 standard, and develop a minimum of 1 watt nominal output power but no more than 10 watts nominal output power. Modified or Family Service Radios (FSR) are not acceptable.

2.         Transceivers shall be set to operate in the analog narrowband mode unless local requirements dictate otherwise. All radios must have the ability to be programmed in the field by the radio operator without the aid of a computer or the services typically found in a radio shop.

3.         When the above Fuel Service Vehicle Radio requirement is met with the use of a VHF-FM portable radio with output power booster, that portable VHF-FM radio may be used to comply with this section as long as the portable radio complies with all specified VHF-FM Portable Radio requirements. The VHF-FM portable radio used in the fuel service vehicle must be removable and still operate as a portable radio.

4.         At least two fully charged batteries per radio are required at the beginning of each shift. The contractor supplied batteries must operate the portable radio throughout the shift. It is highly recommended that all portable radios utilize an AA alkaline battery clamshell. A source of 115 VAC power may not be available for rechargeable batteries.

5.         All VHF- transceivers (aeronautical, mobile, and portable) furnished to meet the requirements of this contract must be multimode (P25) digital by January 1, 2010. Only P25 compliant transceivers will be acceptable after this date.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 7

ADDITIONAL AVIONICS EQUIPMENT (Cont)

6.         All P25 digital radios will operate with current software as shown on www.fs.fed.us/fire/niicd/Hotsheet/Hotsheet.html. Software versions identified on this website by October 1st will be acceptable for the following year. The only exception is more up-to-date software versions as released by the manufacturer. P25 digital radios without a software version listing will be upgraded to the current version within six months of release by the manufacturer. As an example, Motorola releases a new software version for their XTS2500 radio on August 1st. The above website lists this new software version on September 15th. Therefore, all XTS2500 radios used for aviation must operate with this new software by January 1st. However, if the website did not list this new software until October 10th, the software would not be required until end of the following year.

Note: It is highly recommended that a programming “cheat sheet” accompany the VHF-FM portable radio. Additionally, the radio should have a carrying case or chest pack carrier and utilize AA batteries

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 8

FUEL SERVICING EQUIPMENT REQUIREMENTS

A.       General

1.         An approved fuel servicing vehicle (FSV) (truck, pump-house, or trailer) shall be provided with each helicopter. The FSV shall be inspected annually and shall be stationed at the Host Base unless dispatched by the Contracting Officer. Vehicle shall display a current USFS or USDI-AMD inspection sticker.

2.         The fuel-servicing vehicle shall be capable of transporting fuel over rough mountainous terrain to include grades of up to 9%.

3.         Fuel tank/chassis combinations which are not compatible and/or that exceed the gross vehicle weight rating (GVWR) when tank(s) are full are not permitted.

4.         Fuel servicing vehicles shall be properly maintained, cleaned, and reliable. Tanks, plumbing, filters, and other required equipment shall be free of leaks, rust, scale, dirt, and other contaminants. Trailers used for storage and transport of fuel shall have an effective wheel braking system.

5.         Spare filters, seals, and other components of the fuel-servicing vehicle filtering system shall be stored in a clean, dry area in the fuel service vehicle. A minimum of one set is required to be with the vehicle.

6.         The fuel servicing vehicle tank capacity shall be sufficient to sustain 8-hours of flight (14-hours of flight when the aircraft is doubled crewed and required in the Schedule of Items). Barrels are not acceptable. The fuel servicing vehicle manufacturers’ gross vehicle weight (GVW), with a full fuel tank, shall not be exceeded

7.         All tanks will be securely fastened to the vehicle frame in accordance with DOT regulations and shall have a sump or sediment settling area of adequate capacity to provide uncontaminated fuel to the filter.

8.         A 10-gallon per minute filter and pump is the minimum size acceptable. Filter and pump systems sizes shall be compatible with the helicopter being serviced.

9.         The filter manufacturer’s Operating, Installation and Service Manual shall be with the fuel-servicing vehicle. Filters shall be changed in accordance with the filter manufacturer’s manual, at a minimum of every 12-months, whichever is less, and documented. The filter vessel shall be placarded indicating filter change date and documented in service vehicle log.

10.       Gasoline engine driven pumps shall be designed to pump fuel, have shielded ignition system, Forest Service approved spark arrestor muffler, and a metal shield between the engine and pump. Other exposed terminal connections shall be insulated to prevent sparking in the event of contact with conductive material.

11.       Fuel trucks shall meet the dead man switch requirements as outlined in NFPA 407.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 8

FUEL SERVICING EQUIPMENT REQUIREMENTS (cont)

B.        Equipment

1.         Each aircraft fuel servicing tank vehicle shall have two fire extinguishers, each having a rating of at least 20-B: C with one extinguisher mounted on each side of the vehicle. Extinguishers shall comply with NFPA 10 Standards for Portable Fire Extinguishers.

2.         Fuel tanks shall be designed to allow contaminants to be removed from the sediment settling area.

3.         Only hoses compatible with aviation fuel shall be used for servicing. Hoses shall be kept in good repair. The hose shall be at least 50 feet in length, minimum of ½ the rotor diameter plus 20 feet for rapid refueling.

4.         Fuel nozzle shall include a 100-mesh or finer screen, a dust protective device, and a bonding cable with clip or plug. Except for closed circuit systems, no hold-open devices will be permitted.

5.         An accurate fuel-metering device for registering quantities in U.S. gallons of fuel pumped shall be provided. The meter shall be positioned in full view of the fuel handler while fueling the helicopter.

6.         Fuel servicing vehicle shall have adequate bonding cables.

7.         Fuel servicing vehicles shall comply with DOT and EPA requirements for transportation and storage of fuel, and shall carry sufficient spill response materials to absorb or contain up to 5-gallons of petroleum product spillage and shall have access to spill response resources for spills greater than 5 gallons. The Contractor is responsible for proper disposal of all products used in the cleanup of a spill in accordance with the EPA, 40 CFR 261 and 262.

C.        Markings

1.         Each fuel-servicing vehicle shall have “NO SMOKING” signs with 3-inch minimum letters visible from both sides and rear of vehicle.

2.         Each vehicle shall also be conspicuously and legibly marked to indicate the nature of the fuel. The marking shall be on each side and the rear in letters at least 3 inches high on a background of sharply contrasting color such as Avgas by grade or jet fuel by type. Example: Jet-A white on black background.

3.         All fuel-servicing vehicles shall be placarded in accordance with 49 CFR 172.

D.        Filtering System (Three-Stage or Single-Stage is acceptable)

1.         The first and third stage elements of a three-stage system and the elements of a single-stage system shall be new and installed by the Contractor during the annual inspection and witnessed by the Government Inspector, upon request.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 8

FUEL SERVICING EQUIPMENT REQUIREMENTS (cont)

2.         The separator element (Teflon screen) of the three-stage system shall be inspected and tested as prescribed by the manufacturer during the inspection. The filter assembly shall be placarded with that data.

3.         If equipped with a drain, the bottom of the filter assembly shall be mounted to allow for draining and pressure flushing into a container. If the unit is drained overboard, the fuel shall not come in contact with the exhaust system or the vehicle’s wheels. If the unit is equipped with a water sight gauge, the balls shall be visible.

4.         Three-Stage (filter, water separator, monitor) System:

Fueling systems shall utilize a three-stage system such as a Facet Part Number 050970-M2 for 20 gallon-per-minute (gpm) pump, or equal. A Facet Part Number 050971-M2 for a 10 gallon-per-minute pump, or equal. An acceptable third-stage (monitor) unit is Velcon CDF-220 Series for 20-gpm flow or Velcon CDF-210E for 10 gpm systems.

5.         Single-Stage System or Three-in-One Filter Canister:

Fueling systems shall utilize a single element system such as a Velcon filter canister with Aquacon cartridge of a size compatible with pumps flow rate.

6.         Differential pressure gauge(s) shall be installed and readable. Example: Velcon VF-61 canister with an ACO-51201C cartridge.

E.        Fuel Servicing

1.                          General

a.                         The Contractor shall supply all aircraft fuel unless the Government exercises the option of providing fuel. All fuel provided by the Contractor will be commercial grade aviation fuel. Only fuels meeting the specifications of American Society for Testing and Materials (ASTM) D-1655 (Type Jet A, A-1 or B), MIL T-5624 (Grade JP-4 or JP-5) for turbine engine powered aircraft are authorized for use.

b.                        Fueling operations, including storage and handling, shall comply with the airframe and engine manufacturer’s recommendations and all applicable FAA standards. NFPA Standard No. 407, Aircraft Fuel Servicing, shall be followed except that no passengers may be on board during fueling operations.

c.                         The contractor shall ensure that they are in compliance with 40 CFR Part 112: Oil Pollution Prevention; Spill Prevention, Control, and Countermeasure Plan Requirements (SPCC). An SPCC plan is required for each mobile fueler used on this contract regardless of bulk storage container (tank) size.

d.                        Fuel shall pass through a filtering system in accordance with the filter manufacturer’s recommendations.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 8

FUEL SERVICING EQUIPMENT REQUIREMENTS (cont)

2.         Rapid Refueling

a.                         There are two approved methods (CCR and Open Port) for fueling helicopters with engine(s) running.

(1)                     Closed Circuit Refueling (CCR). This method of refueling uses a CCR system designed to prevent spills, minimized fuel contamination, and prevent escape of flammable fuel vapors. Open port nozzle Emco Wheaton Model G457 or equivalent may be used in place of CCR system.

(2)                     Open Port. This method of refueling allows flammable fuel vapors to escape.

b.                        Rapid refueling of helicopters is permitted if requested by the Government, and the Contractor follows NFPA 407 procedures, and the Contractor has an approved rapid refueling procedure. For 14 CFR Part 133 and 137 operators a copy of company rapid refueling procedures must be submitted prior to rapid refueling. Rapid refueling authorization shall be annotated on the approval card. Additionally, the Contractor shall meet the following requirements:

(1)                     A pilot shall be seated at the controls of the aircraft during refueling operations.

(2)                     The aircraft shall be shut down after every 4-hours of continuous operation.

(3)                     Personnel providing onsite fire protection are briefed on the Contractor’s rapid refueling procedures.

(4)                     Government personnel shall not refuel Contract aircraft unless the pilot requests Government assistance due to an emergency situation; or when the Government provides the fuel servicing system and dispensing personnel.

(5)                     The hose shall be at least 50 feet in length, minimum of ½ the rotor diameter plus 20 feet for rapid refueling.

(6)                     A Closed Circuit refueling adapter shall be provided to allow fueling of aircraft equipped for single point refueling.

F.        Fuel Quality Control Procedures

Compliance with fuel quality control requirements is the responsibility of the contractor. NFPA 407 shall be followed for Aircraft Fuel Servicing.

1.               Daily

a.                          Check for and remove any water from fuel tanks. A water check will be performed each morning before the vehicle is moved, after every reloading of fuel, washing of equipment, and after a heavy rain or snowstorm.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 8

FUEL SERVICING EQUIPMENT REQUIREMENTS (cont)

b                            Drain all filter/separator drain valves and check for water and other contaminants. Draw off any accumulation of water.

c.                          Draw off a sample from the fuel nozzle. Sample shall be collected in a clean, clear glass jar and examined visually. Any visual water, dirt, or filter fibers are not acceptable.

2.                          During Helicopter Fueling Process

a.                          Check sight gauge for water, if equipped

b.                         Visually inspect fueler for leaks. Repair as necessary.

3.                          Weekly

a.                          With pump operating, pressure flush filter assembly. Continue flush operation until sample is clear, clean, and bright.

b.                         Time flow rate with full open flow from nozzle. Record gallons-per-minute to nearest 1/10 gallon.

c.                          Check condition of covers, gaskets, and vents.

d.                         Inspect all fire extinguishers for broken seals, proper pressure, and recharge date. Recharge as necessary.

e.                          Inspect hoses for abrasions, separations, or soft spots. Weak hoses will be replaced.

4.                          Record Keeping. (Records to be kept with the Fuel Truck) The fuel handler shall keep a record containing the following information: (as a minimum)

a.                          Condition (clean, clear, bright, etc.) of fuel sample at:

1.                         Nozzle

2.                         Filter Sump

3.                         Tank Sump

b.                         Flow rate in gallons per minute to the nearest 1/10 gallon

c.                          Filter change (reason & date)

d.                         Record of source, location, when and quantity of fuel loaded into servicing vehicle

e                             Fuel servicing vehicle tank ports will be secured and locked to prevent access by unauthorized individuals.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 9

OPERATIONS AND SAFETY PROCEDURES GUIDE FOR HELICOPTER PILOTS

It is important for Contract pilots to be familiar with the Contract specifications. See Forest Service website: http://www.nifc.gov/aviation/helicopters.htm

Pilot operation briefings will emphasize the following areas:

1.	Pilot Authority and Responsibility
2.	Helicopter Management
3.	Operational Requirements
4.	Operating Limitations and Weather Requirements
5.	FM Radio and GPS Operations
6.	Flight Following and Flight Plans
7.	Incident Airspace
8.	Knowledge and Procedure Overview
9.	Regional Procedures
10.	Reference Web Sites
11.	Pilot Certification
12.	Verification of Long-Line and/or Snorkel Training
13.	Flight Hour requirements and experience verification
14.	Required documentation for pilot carding

It is the company’s responsibility to submit verification of pilot security background checks for all pilots working under this exclusive use contract to the National Helicopter Program Manager and the Helicopter Inspector Pilot (HIP)

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 10

INTERAGENCY GUIDELINES FOR VERTICAL REFERENCE/EXTERNAL LOAD TRAINING

National Interagency Helicopter Standards require that contractors develop a Vertical Reference / External Load Training Syllabus and that contract pilots receive this training before applying for Agency Special Use approval. Each contract pilot must have a current proficiency endorsement from the company’s chief pilot in order to qualify for a Flight Evaluation by an Interagency Helicopter Inspector Pilot.

The Applicant has demonstrated VTR proficiency with a 150’ long-line by:

1) Exhibiting knowledge of the elements of vertical reference / external load operations.

2) Performing a thorough preflight briefing of ground personnel to include hookup procedures, signals, and pilot and ground personnel actions in the event of an emergency or hook malfunction.

3) Visually determining that the cargo hook(s) and cables are installed properly and that electrical and manual releases are functioning properly.

4) Ascending vertically using vertical reference techniques while centered over the load until the load clears the ground, then maintain a stable hover with a load 10 feet (+ - 5-feet) above the ground for 30 seconds. (The applicant should insure that the long-line does not become tangled on external parts of the helicopter).

5) Controlling the hook movement and stopping load oscillations while in a hover.

6) Maintaining positive control of the load throughout the flight while maintaining specified altitude within 50 feet, airspeed within 10 knots, and heading within 10 degrees.

7) Maintaining the proper approach angle and rate of closure to establish an out-of-ground effect hover with the load 10 feet above the ground (+ -5 feet) for 30 seconds and then placing the load within a 10-foot radius of the specified release/touchdown point.

8) Maintaining the proper approach angle and rate of closure to establish an out-of-ground effect hover within a confined area with the load 10 feet above the ground (+ - 5 feet) for 30 seconds and then placing the load within a 10-foot radius of the specified release/touchdown point.

NAME:	CERT NO:	☐ INITIAL	☐ RECURRENT
(Check One)

I certify that the above listed pilot has completed training as outlined in the National Interagency Helicopter Standards and meets the currency and performance requirements of this company’s Vertical Reference / External Load Training Manual and recommend him/her for evaluation.

CHIEF PILOT:		COMPANY:
Printed Name

CHIEF PILOT:		DATE:	/ /
Signature

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 10

INTERAGENCY GUIDELINES FOR VERTICAL REFERENCE/EXTERNAL LOAD TRAINING STANDARDS (Cont)

National Interagency Helicopter Standards require that contractors develop a Vertical Reference training syllabus for pilots who fly helicopters with a fixed tank and snorkel and that contract pilots receive initial and recurrent training before applying for agency Special Use approval. Each contract pilot shall have a current proficiency endorsement from the company’s chief pilot in order to qualify for a Flight Evaluation Check by an Interagency Helicopter Inspector Pilot.

VERTICAL REFERENCE GUIDELINES FOR HELICOPTERS USING A FIXED TANK WITH SNORKLE

The pilot shall demonstrate proficiency with the snorkel by:

•                            Exhibiting knowledge of the elements of vertical reference operations.

•                            Performing a thorough preflight of the tank and snorkel

•                            Establishing a hover before takeoff by ascending vertically using vertical reference techniques while not dragging the snorkel.

•                            Establishing and maintaining the proper approach angle and rate of closure to establish a 5 foot snorkel height above the porta-tank and then lowering the snorkel into the tank. Maintain a stable hover for 30 seconds. Ascend vertically while keeping the snorkel clear of the edges of the tank until the snorkel is at least five (5) feet above the tank. Transition to forward flight without allowing the snorkel to settle back into the tank,

OR

•                            Establishing and maintaining a proper approach angle and rate of closure to establish a 5 foot snorkel height above the ground and over a circle of 8 to 10 feet in diameter. The circle shall be marked by paint or other easily identifiable material. From a stable hover, lower the aircraft until the snorkel head is touching the ground. Execute a 360 degree turn (left or right) while maintaining the snorkel head in contact with the ground within the circle and not allowing any part of the snorkel hose to touch the outside of the circle. The maneuver should be completed in 90-120 seconds,

AND

•  Perform a landing while placing the main landing gear in a 6 foot diameter circle.

NAME:	CERT NO:	☐ INITIAL	☐ RECURRENT
(Check One)

I certify that the above listed pilot has completed training as outlined in the National Interagency Helicopter Standards and meets the currency and performance requirements of this company’s Vertical Reference / External Load Training Manual and recommend him/her for evaluation.

CHIEF PILOT:		COMPANY:
Printed Name

CHIEF PILOT:		DATE:	/ /
Signature

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 11

HELICOPTER MAKE/MODEL/SERIES LIST

Grouping of like makes and models of aircraft allows determination of pilot authority. Differences training shall be completed for each of the makes/models in a grouping. Make/model qualification and currency are met with time flown in any aircraft in grouping.

When make/model/series currency is specified in the procurement document, only that specific make/model/series may be used to determine currency.

Make	Model
Agusta	A-119

Bell	47 Series (All Recips)
Bell	47 Series (Soloy)
Bell	206A, 206B, 206B3
Bell	206L, 206L1, 206L3, 206L4
Bell	407
Bell	204, 205, UH-1, All Series
Bell	212, 412
Bell	214

Boeing	BV-107-II, KV-107-II
Boeing	BV-234, CH-47
Boeing	369 (500) Series
Boeing	MD-600N
Boeing	MD-900, 902

Enstrom	28 Series

Eurocopter	SA-315, SA-316, SA-319 (Alouette/Lama)
Eurocopter	SA-318
Eurocopter	AS 350 Series (A-star)
Eurocopter	AS-355 Series (Twin Star)
Eurocopter	SA-341 (Gazelle)
Eurocopter	SA-360
Eurocopter	SA-365 (Dauphin)
Eurocopter	SA-330, AS-332 (Puma)
Eurocopter	MBB-105 Series
Eurocopter	BK-117 Series
Eurocopter	EC-145
Eurocopter	EC-135
Eurocopter	EC-120
Eurocopter	BO-105

Hiller	12 Series (Recips)
Hiller	12 Series (Soloy)
Hiller	FH-1100

Hughes/Schweiz er	269 (300) Series (Recips)
Schweitzer	330

Sikorsky	S-55, H-19 (Recip), S-55T
Sikorsky	S-58, H-34 Series (Recip), S-58T Series
Sikorsky	S-62
Sikorsky	S-61 Series, SH-3
Sikorsky	S-64, CH-54
Sikorsky	CH-53
Sikorsky	S-76 Series
Sikorsky	S-70, Uh-60 Series

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 12

HELICOPTER SERVICES

HOURLY FLIGHT RATES, FUEL CONSUMPTION AND WEIGHT REDUCTION CHART

Effective May 16, 2010

FOR CONTRACTS AWARDED   2008 — 2011   (CWN/Exclusive Use)

			May 18, 2008	LOAD CALCULATION
COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	HOURLY FLIGHT RATE ($/HR)	Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 Koala	55	$1,114.00	230
	AW 139	129	$2,230.00	335
	EH 101	211	$4,395.00	Not Established
AEROSPATIALE	SA 315B	58	$1,592.00	180
	SA 316B	58	$1,592.00	170
	SA 318C	45	$1,459.00	80
	SA 319B	45	$1,470.00	150
	AS 330J	179	$4,001.00	500
	SA 332L1	160	$3,967.00	N/A
	SA 341G	45	$1,438.00	170
	AS 350B/350BA	45	$1,025.00	130
	AS 350B1	46	$1,029.00	160
	AS 350B2	48	$1,043.00	160
	AS 350B3	50	$1,103.00	175
	AS 350D	38	$996.00	130
	AS-355F-1/355F-2	58	$1,260.00	140
	AS 365N1	87	$2,020.00	275
	EC 120	31	$795.00	Not Established
	EC 130B4	53	$1,045.00	Not Established
	EC 135	64	$1,300.00	220
	EC 145	80	$1,604.00	Not Established
	EC 155B1	95	$2,125.00	Not Established
	EC 225	183	$3,705.00	Not Established
BELL:	47/SOLOY	23	$642.00	120
	204B (UH-1 Series)	86	$1,566.00	200
	204 Super B	90	$1,608.00	200
	205A-1	88	$1,589.00	260
(CORRECTED)	205A-1++	90	$1,630.00	260
	206B-II	26	$777.00	100
	206B-III	27	$801.00	130
	206L-1	32	$936.00	150
	206L-3	38	$977.00	180
	206L-4	38	$961.00	180
	210	90	$1,625.00	260
	212	100	$1,859.00	390
	214B	160	$2,515.00	380
	214B1	145	$2,345.00	380
	214ST	133	$2,926.00	420
	222A	70	$1,177.00	Not Established
	222B	83	$1,859.00	Not Established
	222UT	83	$1,859.00	Not Established
	407	45	$1,077.00	155
	412	110	$2,031.00	390
	412HP	110	$2,005.00	390
	UH-1B	86	$1,535.00	N/A
	UH-1B Super	88	$1,564.00	N/A
	UH-1F	88	$1,564.00	N/A
	UH-1H (13 engine)	88	$1,564.00	N/A
	UH-1H (17 engine)	90	$1,605.00	N/A
	TH-1L	88	$1,564.00	N/A
BOEING:	BV-107	180	$3,797.00	N/A
	BV-234	405	$6,858.00	N/A
HILLER:	*SL-3/4	21	$620.00	90
	H-1100B	22	$801.00	130
	UH-12/Soly	23	$704.00	100
KAMEN:	H43-F	85	$1,561.00	N/A
	K-1200	85	$1,710.00	N/A
MBB:	BO105CBS	58	$1,239.00	180
	BK-117	77	$1,743.00	160
McDONNELL-	500C	23	$802.00	110
DOUGLAS:	500D/E	28	$820.00	120
	520N	32	$856.00	100
	530F	34	$917.00	120
	600N	41	$1,016.00	155
	900/902	69	$1,406.00	210
SIKORSKY	CH 53D	425	$6,696.00	N/A
	CH 54/S 64	525	$7,248.00	N/A
	S-55T	47	$1,147.00	170
	S-58D/E	83	$1,655.00	N/A
	S-58T/PT6T-3	115	$2,157.00	400
	S-58T/PT6T-6	115	$2,157.00	460
	S-61N	170	$3,606.00	550
	S-62A	70	$1,348.00	300
	S-70	160	$3,444.00	N/A
	S-76C+	90	$2,031.00	Not Established
	S-92	178	$3,029.00	Not Established
	AVERAGE GALLON PRICE:	JET FUEL:	$4.97

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 13

INTERAGENCY HELICOPTER LOAD CALCULATION

Instructions

A load calculation must be completed for all flights. A new calculation is required when operating conditions change (± 1000’ in elevation or ± 5oC in temperature) or when the Helicopter Operating Weight changes (such as changes to the Equipped Weight, changes in flight crew weight or a change in fuel load).

All blocks must be completed. Pilot must complete all header information and Items 1-13. Helicopter Manager completes Items 14 & 15.

1.                         DEPARTURE — Name of departure location and current Pressure Altitude (PA, read altimeter when set to 29.92) and Outside Air Temperature (OAT, in Celsius) at departure location.

2.                         DESTINATION — Name of destination location and PA & OAT at destination. If destination conditions are unknown, use MSL elevation from a map and Standard Lapse Rate of 2oC/1000’ to estimate OAT.

Check the box in Line 1 (Departure) or Line 2 (Destination) to indicate the most restrictive values used to obtain Computed Gross Weight in Line 7b.

3.                         HELICOPTER EQUIPPED WEIGHT — Equipped Weight equals the Empty Weight (as listed in the Weight and Balance Data) plus the weight of lubricants and onboard equipment required by contract (i.e. survival kit, rappel bracket).

4.                         FLIGHT CREW WEIGHT — Weight of the Pilot and any other assigned flight crewmembers on board (i.e. Co-pilot, flight engineer, navigator) plus the weight of their personal gear.

5.                         FUEL WEIGHT — Number of gallons onboard X the weight per gallon (Jet Fuel = 7.0 lbs/gal; AvGas = 6.0 lbs/gal).

6.                         OPERATING WEIGHT — Add items 3, 4 and 5.

7a.                   PERFORMANCE REFERENCES — List the specific Flight Manual supplement and hover performance charts used to derive Computed Gross Weight for Line 7b. Separate charts may be required to derive HIGE, HOGE and HOGE-J. HIGE: use Hover-In-Ground-Effect, External/Cargo Hook Chart (if available). HOGE & HOGE-J: use Hover-Out-Ground-Effect charts for all HOGE operations.

7b.                  COMPUTED GROSS WEIGHT — Compute gross weights for HIGE, HOGE and HOGE-J from appropriate Flight Manual hover performance charts using the Pressure Altitude (PA) and temperature (OAT) from the most restrictive location, either Departure or Destination. Check the box in Line 1 (Departure) or Line 2 (Destination) to indicate which values were used to obtain Computed Gross Weight.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 13

INTERAGENCY HELICOPTER LOAD CALCULATION

8.                         WEIGHT REDUCTION — The Government Weight Reduction is required for all “non-jettisonable” loads. The Weight Reduction is optional (mutual agreement between Pilot and Helicopter Manager) when carrying jettisonable loads (HOGE-J) where the pilot has total jettison control. The appropriate

Weight Reduction value, for make & model, can be found in the current helicopter procurement document (contract).

9.                         ADJUSTED WEIGHT — Line 7b minus Line 8.

10.                   GROSS WEIGHT LIMITATION — Enter applicable gross weight limit from Limitations section of the basic Flight Manual or the appropriate Flight Manual Supplement. This may be Maximum Gross Weight Limit for Take-Off and Landing, a Weight/Altitude/Temperature (WAT) limitation or a Maximum Gross Weight Limit for External Load (jettisonable). Limitations may vary for HIGE, HOGE and HOGE-J.

11.                   SELECTED WEIGHT — The lowest weight, either line 9 or 10, will be entered for all loads. Applicable limitations in the Flight Manual must not be exceeded.

12.                   OPERATING WEIGHT — Use the value entered in Line 6.

13.                   ALLOWABLE PAYLOAD — Line 11 minus Line 12. The maximum allowable weight (passengers and/or cargo) that can be carried for the mission. Allowable Payload may differ for HIGE, HOGE and HOGE-J.

14.                   PASSENGERS AND/OR CARGO — Enter passenger names and weights and/or type and weights of cargo to be transported. Include mission accessories, tools, gear, baggage, etc. A separate manifest may be used.

15.                   ACTUAL PAYLOAD — Total of all weights listed in Item 14. Actual payload must not exceed Allowable Payload for the intended mission profile, i.e. HIGE, HOGE or HOGE-J.

Both Pilot and Helicopter Manager must review and sign the form. Check if HazMat is being transported. Manager must inform the pilot of type, quantity and location of HazMat onboard.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 13

INTERAGENCY HELICOPTER LOAD CALCULATION (Cont)

INTERAGENCY HELICOPTER LOAD CALCULATION OAS-67/FS 5700-17 (11/03)	MODEL
N#
PILOT(S)	DATE
MISSION	TIME
1	DEPARTURE	PA	OAT
2	DESTINATION	PA	OAT
3	HELICOPTER EQUIPPED
4	FLIGHT CREW WEIGHT
5	FUEL WT ( gallons X 7 lbs per gal)
6	OPERATING WEIGHT (3 + 4 + 5)

Non-Jettisonable	Jettisonable
HIGE	HOGE	HOGE-J

7a	PERFORMANCE REF (List page/chart from FM)
7b	COMP GROSS WT (Req for all Non-Jettisonable)
8	WT REDUCTION (Req for all Non-Jettisonable)
9	ADJUSTED WEIGHT (7b minus 8)
10	GROSS WT LIMIT (FM Limitations Section)
11	SELECTED WEIGHT (Lowest of 9 or 10)
12	OPERATING WEIGHT ((From Line 6)
13	ALLOWABLE PAYLOAD (11 minus 12)
14	PASSENGERS/CARGO MANIFEST

15	ACTUAL PAYLOAD (Total of all weights listed in item 14) Line 15 must not exceed Line 13 for the intended mission
PILOT SIGNATURE	HazMat
MGR SIGNATURE	Yes ☐ No ☐

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 14

HELICOPTER AND FUEL SERVICE TRUCK PRE-USE CHECKLIST

GENERAL

Date:	Aircraft Make/Model:			N #:
Vendor:
Pilot(s) Name(s):
Card Expiration Date(s):
Pilot(s) Carded For Intended Mission(s)?		☐ Yes ☐ No
A/C Card Expiration Date:		A/C Carded For Intended Missions:		☐ Yes ☐ No
Departure Base:		Departure Hobbs Reading:		Arrival Hobbs Reading:
Copy of Contract on Board Aircraft:				☐ Yes ☐ No HazMat HB/Exemption/ERG: ☐ Yes ☐ No

LOGBOOK REVIEW

50/100-Hr., Progressive, Or Other Inspection Program Up-To-Date:				☐ Yes	☐ No
Entries Indicating Damage To Aircraft:				☐ Yes	☐ No
Form HCM-5 “Turbine Engine Performance Analysis’ Onboard Aircraft:				☐ Yes	☐ No
Power Check Completed/Results Satisfactory:				☐ Yes	☐ No
Comments:

CONDITION OF HELICOPTER

Item	OK	Document Inoperable Or Damaged Equipment (Dents, Tears, Leaks, Etc.)
Skin and Exterior
Windows
Doors
Upholstery
Cargo Compartment
Skids/Wheels
Fixed Tank
Other
Comments:

REQUIRED HELICOPTER EQUIPMENT INSTALLED AND OPERATIVE (CONSULT CONTRACT)

Item		Yes	No	Item	Yes	No
Seat Belts and Hamesses				Strobe Light(s)
Hi-Visibility Paint on Main Rotor Blades				Survival Kit
VHF-FM Radio				First Aid Kit
VHF-AM 760 Channel				Fire Extinguisher(s)
Auxiliary Radio Adapter				Cargo Hook
GPS				Convex Mirror
High Skid Gear				Buckets (Appropriate Sizes)
Nine-Pin Connector (Type II and III Helicopters)				Anti-Theft Security Measures in Place
Comments:

REQUIRED SERVICE TRUCK EQUIPMENT INSTALLED AND OPERATIVE (CONSULT CONTRACT)

Item		Yes	No	Item	Yes	No
Spare Set of Filters				Filter Change Data Placarded
Fire Extinguisher(s) Current Inspection				Bonding Cables
Hazmat Marking and Placards				Fuel Quality Control Log
Inspection Sticker				Absorbent Materials for Spills
Beginning Odometer Reading:
Comments:

Signature of Inspecting Govt. Representative & Pilot			Print Name		Date

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

SUPPLIES OR SERVICES AND PRICES

EXHIBIT 15

 PERFORMANCE REPORT

To be completed at the end of the Mandatory Availability Period

CONTRACTOR’S NAME:	CONTRACT # :	A/C N-#
YOUR NAME:	EMAIL:	AGENCY:
YOUR ASSIGNMENT DATE:	RELEASE DATE:	PHONE # :

1. Was the helicopter kept clean and neat?
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
QUALITY COMMENTS:

2. Did the fuel truck provide reliable service?
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
QUALITY COMMENTS:

3. Did the company keep you fully informed on the condition of the crew, helicopter, and fuel truck? Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
QUALITY COMMENTS:

4. Did the contractor abide by all provisions of the contract?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
COST CONTROL COMMENTS:

5. Would you take your next assignment with this contractor?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
COST CONTROL COMMENTS:

6. Was the crew and helicopter supported by the company in a timely manner?		Yes ☐ No☐
TIMELINESS OF PERFORMANCE COMMENTS:

7. During any mechanical problems, were you informed of the problem and the progress of the work being done to fix the aircraft? Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
TIMELINESS OF PERFORMANCE COMMENTS:

8. Did the flight crew/fuel truck/mechanic arrive on time each day?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
TIMELINESS PERFORMANCE COMMENTS:

9. Were crew changes handled with little or no confusion, and, was there a briefing between crew members being
exchanged?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
BUSINESS RELATIONS COMMENTS:

10. Were you treated like a preferred customer?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
BUSINESS RELATIONS COMMENTS:

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

WD 95-0222 (Rev.-29) was first posted on www.wdol.gov on 12/15/2009

Aerial Photographers/Seeding/Spraying

REGISTER OF WAGE DETERMINATIONS UNDER		U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT		EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor		WAGE AND HOUR DIVISION
WASHINGTON, D.C. 20210

Shirley F. Ebbesen	Division of Wage	Wage Determination No	:	1995-0222
Director	Determinations	Revision No	:	29
		Date Of Revision	:	12/04/2009

Nationwide: Applicable in the continental U.S. Alaska, Puerto Rico, Hawaii and Virgin Islands.

**Fringe Benefits Required Follow the Occupational Listing**

Employed on U.S. Government contracts for aerial photographer, aerial seeding, aerial spraying, transportation of personnel and cargo, fire reconnaissance, administrative flying, fire detection, air taxi mail service, and other flying services.

OCCUPATION CODE - TITLE	FOOTNOTE	RATE

31010 - Airplane Pilot		24.90
(not set) - First Officer (Co-Pilot)		22.67
(not set) - Aerial Photographer		12.44

EXCEPT SCHEDULED AIRLINE TRANSPORTATION AND LARGE MULTI-ENGINE AIRCRAFT SUCH AS THE B-727, DC-8, AND THE DC-9.

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year, New Year’s Day, Martin Luther King Jr’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4174)

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

VACATION (Hawaii): 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 10 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HEALTH & WELFARE (Hawaii): $1.40 per hour, or $56.00 per week, or $242.66 per month hour for all employees on whose behalf the contractor provides health care benefits pursuant to the Hawaii prepaid Health Care Act. For those employees who are not receiving health care benefits mandated by the Hawaii prepaid Health Care Act, the new health and welfare benefit rate will be $3.35 per hour.

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

** OCCUPATIONS NOT INCLUDED IN THE SCA DIRECTORY OF OCCUPATIONS **

Aerial Photographer

The aerial photographer must be skilled in reading flight maps, capable of assisting the pilot to adhere to flight lines, be able to level and operate a cartographic camera and its auxiliary equipment mounted in the aircraft so that the photographs that are taken will have the required forward lap and side lap for use in photogrammetric mapping equipment, and possess a working knowledge of aerial films and camera filters to insure proper exposure of the films.

First Officer (Co-Pilot)

Is second in command of commercial airplane and its crew while transporting passengers, mail, or other cargo on scheduled or nonscheduled flights. Assists or relieves an airline captain in operating the controls of an airplane; monitoring flight and engine instruments; and maintaining air-to-ground communications.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

WAGE DETERMINATION - LOWER 48

Department of Labor Wage Determination Information

WD 95-0221 (Rev.-24) was first posted on www.wdol.gov on 10/13/2009

Emergency Incident/Fire Safety Services

REGISTER OF WAGE DETERMINATIONS UNDER		U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT		EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor		WAGE AND HOUR DIVISION
WASHINGTON, D.C. 20210

Shirley F. Ebbesen	Division of Wage	Wage Determination No	:	1995-0221
Director	Determinations	Revision No	:	24
		Date Of Revision	:	10/08/2009

NATIONWIDE: Applicable in the continental U.S., Hawaii, Alaska and American Samoa.

Alaska: Entire state.
American Samoa: Entire state
Hawaii: Entire state.
Midwestern Region: Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Missouri, Nebraska, North Dakota, Ohio, South Dakota, Wisconsin

Northeast Region: Connecticut, Maine, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Rhode Island, Vermont

Southern Region: Alabama, Arkansas, Delaware, District of Columbia, Florida, Georgia, Kentucky, Louisiana, Maryland, Mississippi, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, Virginia, West Virginia

Western Region: Arizona, California, Colorado, Idaho, Montana, Nevada, New Mexico, Oregon, Utah, Washington, Wyoming

**Fringe Benefits Required Follow the Occupational Listing**

Employed on contracts for Emergency Incident and Fire Safety services.

OCCUPATION CODE - TITLE	FOOTNOTE	RATE
01000 - Administrative Support And Clerical Occupations
01613 - Word Processor III
Alaska		17.92
Continental U.S.		17.92
Hawaii and American Samoa		17.68

05000 - Automotive Service Occupations
05190 - Motor Vehicle Mechanic
Alaska		25.28
Hawaii and American Samoa		16.80
Midwestern Region		19.96
Northeast Region		18.74

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

Southern Region	17.46
Western Region	20.19
05220 - Motor Vehicle Mechanic Helper
Alaska	18.29
Hawaii and American Samoa	12.94
Midwestern Region	12.95
Northeast Region	14.59
Southern Region	11.26
Western Region	13.67

07000 - Food Preparation And Service Occupations
07010 - Baker
Alaska	15.19
Hawaii and American Samoa	15.17
Midwestern Region	12.73
Northeast Region	14.45
Southern Region	10.40
Western Region	15.86
07041 - Cook I
Alaska	13.08
Hawaii and American Samoa	12.77
Midwestern Region	9.36
Northeast Region	11.68
Southern Region	8.92
Western Region	10.67
07042 - Cook II
Alaska	15.08
Hawaii and American Samoa	14.26
Midwestern Region	10.54
Northeast Region	13.16
Southern Region	10.05
Western Region	12.02
07070 - Dishwasher
Alaska	11.21
Hawaii and American Samoa	12.29
Midwestern Region	7.58
Northest Region	8.12
Southern Region	7.87
Western Region	8.17
07130 - Food Service Worker
Alaska	11.43
Hawaii and American Samoa	11.37
Midwestern Region	8.94
Northeast Region	10.72
Southern Region	8.45
Western Region	9.30
07210 - Meat Cutter
Alaska	18.64
Hawaii and American Samoa	18.10
Midwestern Region	15.70
Northeast Region	18.29
Southern Region	13.10

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

Western Region	17.15

12000 - Health Occupations
12040 - Emergency Medical Technician
Alaska	21.86
Continental U.S.	15.93
Hawaii and American Samoa	17.91

21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator
Alaska	21.00
Hawaii and American Samoa	16.36
Midwestern Region	15.09
Northeast Region	14.75
Southern Region	12.48
Western Region	16.14
21150 - Stock Clerk
Alaska	13.57
Hawaii and American Samoa	10.70
Midwestern Region	11.98
Northeast Region	11.83
Southern Region	11.48
Western Region	12.14

23000 - Mechanics And Maintenance And Repair Occupations
23021 - Aircraft Mechanic I
Alaska	26.63
Continental U.S.	27.39
Hawaii and American Samoa	27.53
23040 - Aircraft Mechanic Helper
Alaska	20.88
Continental U.S.	20.59
Hawaii and American Samoa	19.87
23060 - Aircraft Servicer
Alaska	23.33
Continental U.S.	23.50
Hawaii and American Samoa	23.06
23160 - Electrician, Maintenance
Alaska	30.06
Hawaii and American Samoa	25.90
Midwestern Region	22.57
Northeast Region	24.19
Southern Region	19.29
Western Region	23.04
23440 - Heavy Equipment Operator
Alaska	24.59
Hawaii and American Samoa	17.50
Midwestern Region	19.96
Northeast Region	18.74
Southern Region	17.46
Western Region	20.19
23470 - Laborer

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

Alaska	14.92
Hawaii and American Samoa	14.48
Midwestern Region	12.14
Northeast Region	12.25
Southern Region	9.88
Western Region	11.47
23530 - Machinery Maintenance Mechanic
Alaska	28.05
Hawaii and American Samoa	27.67
Midwestern Region	17.30
Northeast Region	18.10
Southern Region	13.70
Western Region	17.16
23580 - Maintenance Trades Helper
Alaska	20.51
Hawaii and American Samoa	15.82
Midwestern Region	16.29
Northeast Region	15.21
Southern Region	13.69
Western Region	14.13

27000 - Protective Service Occupations
27070 - Firefighter
Alaska	11.36
Hawaii and American Samoa	9.26
Midwestern Region	7.40
Northeast Region	7.81
Southern Region	7.40
Western Region	7.81

30000 - Technical Occupations
30210 - Laboratory Technician
Alaska	21.99
Hawaii and American Samoa	20.92
Mid Western Region	19.55
Northeast Region	18.09
Southern Region	19.88
Western Region	18.59

31000 - Transportation/Mobile Equipment Operation Occupations
31030 - Bus Driver
Alaska	20.63
Hawaii and American Samoa	13.40
Midwestern Region: 1 1/2 to 4 tons	17.00
Midwestern Region: over 4 tons	17.77
Midwestern Region: under 1 1/2 tons	12.72
Northeast Region: 1 1/2 to 4 tons	17.43
Northeast Region: over 4 tons	18.19
Northeast Region: under 1 1/2 tons	13.52
Southern Region: 1 1/2 to 4 tons	15.53
Southern Region: over 4 tons	16.10
Southern Region: under 1 1/2 tons	8.65

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

Western Region: 1 1/2 to 4 tons	16.01
Western Region: over 4 tons	16.46
Western Region: under 1 1/2 tons	10.08
31361 - Truckdriver, Light
Alaska	19.31
Hawaii and American Samoa	10.56
Midwestern Region	12.72
Northeast Region	13.52
Southern Region	8.65
Western Region	10.08
31362 - Truckdriver, Medium
Alaska	20.91
Hawaii and American Samoa	13.39
Midwestern Region	17.00
Northeast Region	17.43
Southern Region	15.48
Western Region	16.01
31363 - Truckdriver, Heavy
Alaska	22.10
Hawaii and American Samoa	14.61
Midwestern Region	17.77
Northeast Region	18.19
Southern Region	16.10
Western Region	17.06
31364 - Truckdriver, Tractor-Trailer
Alaska	23.27
Hawaii and American Samoa	14.80
Midwestern Region	21.14
Northeast Region	18.31
Southern Regioon	16.93
Western Region	17.41

47000 - Water Transportation Occupations
47021 - Cook-Baker/Second Cook/Second Cook-Baker/Assistant Cook
Alaska	15.02
Hawaii and American Samoa	14.26
Midwestern Region	10.54
Northeast Region	13.16
Southern Region	10.04
Western Region	12.02

92000 - Non Standard Occupations
(not set) - Quality Assurance Representative I
Alaska	18.67
Hawaii and American Samoa	19.18
Midwestern Region	16.81
Northeast Region	17.74
Southern Region	18.40
Western Region	16.94
(not set) - Quality Assurance Representative II
Alaska	24.42
Hawaii and American Samoa	22.80

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

Midwestern Region	20.73
Northeast Region	22.03
Southern Region	19.47
Western Region	20.53
(not set) - Quality Assurance Representative III
Alaska	25.98
Hawaii and American Samoa	24.81
Midwestern Region	24.40
Northeast Region	25.93
Southern Region	23.02
Western Region	24.62
(not set) - Chief Cook
Alaska	19.96
Hawaii and American Samoa	23.92
Midwestern Region	17.60
Northeast Region	21.29
Southern Region	16.12
Western Region	19.60
(not set) - Environmental Protection Specialist
Alaska	31.46
Hawaii and American Samoa	29.11
Midwestern Region	26.47
Northeast Region	31.75
Southern Region	26.96
Western Region	27.88
(not set) - Fire Safety Professional
Alaska	31.46
Hawaii and American Samoa	29.11
Midwestern Region	26.47
Northeast Region	31.75
Southern Region	26.96
Western Region	27.88
(not set) - Aircraft Quality Control Inspector
Alaska	27.85
Continental U.S.	28.64
Hawaii and American Samoa	28.79

99000 - Miscellaneous Occupations
99730 - Refuse Collector
Alaska	11.02
Hawaii and American Samoa	10.19
Midwestern Region	9.43
Northeast Region	10.76
Southern Region	7.40
Western Region	9.17

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 10 years, and 4 after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year: New Year’s Day, Martin Luther King Jr.’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

VACATION (Hawaii): 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 10 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HEALTH & WELFARE (Hawaii): $1.40 per hour, or $56.00 per week, or $242.66 per month hour for all employees on whose behalf the contractor provides health care benefits pursuant to the Hawaii prepaid Health Care Act. For those employees who are not receiving health care benefits mandated by the Hawaii prepaid Health Care Act, the new health and welfare benefit rate will be $3.35 per hour.

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

** OCCUPATIONS NOT INCLUDED IN THE SCA DIRECTORY OF OCCUPATIONS **

Aircraft Quality Control Inspector

Develops and implements quality control and ground safety programs to ensure compliance with contract specifications. Inspects and verifies proper completion and documentation of safety and flight discrepancies. Briefs and debriefs pilots and crew members assigned to functional check flights. Evaluates personnel, including verification of skills, training and experience. Performs audits and inspections of work centers and ongoing maintenance actions, procedures, equipment and facilities. Monitors timeliness and applicability of aircraft maintenance technical data and technical library. Reviews maintenance source

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

documents, aircraft inspection records, notes recurring discrepancies or trends and initiates appropriate action. Manages the material deficiency and technical order improvement program. Reviews engineering investigation requests. Initiates and reviews quality deficiency reports, technical deficiency reports and hazardous material reports, ensuring that they are accurate, clear, concise and comprehensive. Receives aircraft and explosive mishap reports and studies them for applicability. Oversees aircraft weight and balance program. Conducts safety inspections, training and drills.

Chief Cook

Directs and participates in the preparation and serving of meals; determines timing and sequence of operations required to meet serving times; inspects galley/kitchen unit and equipment for cleanliness and proper storage and preparation of food. Many plan or assist in planning meals and taking inventory of stores and equipment.

Environmental Protection Specialist

Environmental protection specialist positions require specialized knowledge of the principles, practices, and methods of program or administrative work relating to environmental protection programs. This entails (1) an understanding of the philosophy underlying environmental regulation; (2) knowledge of environmental laws and regulations; (3) knowledge of the planning, funding, organization, administration, and evaluation of environmental programes; (4) practical knowledge of environmental sciences and related disciplines, the effects of actions and technology on the environment, the means of preventing or reducing pollution, and the relationship between environmental factors and human health and well-being; and (5) practical knowledge of important historic, cultural, and natural resources (including land, vegetation, fish, wildlife, endangered species, forests) and the relationship between the preservation and management of these resources and environmental protection. Environmental protection specialists apply specialized knowledge of one or more program or functional areas of environmental protection work, but do not require full professional competence in environmental engineering or science.

Fire Safety Professional

The Fire Safety Professional works to control and extinguish fires, rescue persons endangered by fire, and reduce or eliminate potential fire hazards. It also controls hazardous materials incidents, provides emergency medical services, trains personnel in fire protection and prevention, operates fire communications equipment, develops and implements fire protection and prevention plans, procedures, and standards and, advises on improvements to structures for better fire prevention.

Quality Assurance Representative I

A Quality Assurance Representative I independently inspects a few standardized procedures, items or operations of limited difficulty. A Quality Assurance Representative I’s assignments involve independent record keeping and preparation of reports, inspection and testing, interpretation of plans and specifications and observation of construction activities to check adherence to safety practices and requirements. Quality Assurance Representative I’s maintain work relationships with contractor supervisory personnel. Contacts involve obtaining information on sequence of operations and work methods, explaining

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16
DEPARTMENT OF LABOR WAGE DETERMINATION

standard requirements of plans and specifications, and informing the contractor of inspection results.

Quality Assurance Representative II

A Quality Assurance Representative II independently inspects a wide variety of standardized items or operations requiring a substantial knowledge of the method and techniques of construction inspection and of construction methods, equipment, materials, practices and the ability to interpret varied requirements in drawings and specifications. Quality Assurance Representative II’s obtain information on schedules and work methods and explain requirements of plans and specifications. They make suggestions to the contractor concerning well-established acceptable methods and practices to assist the contractor in meeting standard requirements. Quality Assurance Representative II’s are typically not authorized to approve deviations in construction plans, methods and practices even of a minor nature.

Quality Assurance Representative III

A Quality Assurance Representative III is expected to interpret plans and specifications relating to construction problems of normal difficulty, that is, those for which there are precedents and those without unusual complications. Quality Assurance Representative III’s resolve differences between plans and specifications when such differences do not involve questions of cost or engineering design. Engineering and supervisory assistance is readily available and is provided as needed to assist in interpreting plans and specifications and in resolving differences involving complex problems. Technical assistance is also available on unusual specialized trade, crafts or materials problems. Inspection reports are reviewed for accuracy, completeness and adequacy. Unusually difficult and novel problems are discussed with the supervisor. Quality Assurance Representative III’s are typically authorized to approve minor deviations in construction methods and practices which conform to established precedents, do not involve added costs, and are consistent with contract plans and specifications. Decisions by Quality Assurance Representative III’s on the acceptability of construction methods and practices, workmanship, materials, and the finished product are considered to be final.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17
SUPPLEMENTAL RAPPEL REQUIREMENTS

AVIONICS

For Rappel Operations the following paragraphs in sections of C-8, Contractor Furnished Avionics Systems, are deleted and replaced with the following paragraphs:

E.        Audio Control Systems

General

Two audio control systems (which may be combined in a single unit) shall be installed providing the pilot and observer/co-pilot separate systems. Each system shall provide pilot and observer/co-pilot with separate controls for selection of multiple receiver audio outputs and transmitter microphone/push-to-talk (PTT) audio inputs. Each system shall also provide pilot and observer/co-pilot with separate controls for adjustment of both ICS and receiver audio output levels.

For Heavy (Type I) and Medium (Type II) helicopters, a third audio control system shall be installed in the aft cabin for utilization by the rappel spotter/helicopter manager. The audio control system shall be installed in a location that provides clear and unobstructed access by the spotter while seated in the spotter position. For the Bell medium helicopter, the spotter position is in the aft center forward facing seat, position 5 (see Figure 1 of this Exhibit).

For all helicopter types, the aft cabin shall have capability for radio transmit push-to-talk (PTT) from two positions and have ICS and radio receive from all positions.

F.        Transmitter Selection and Operation

Separate transmitter selection controls shall be provided to the microphone/PTT inputs of the pilot, observer/co-pilot, and spotter/helicopter manager if required. The system shall be configured so that the pilot, observer/co-pilot, and spotter /helicopter manager may each simultaneously select and utilize a different transmitter via their respective controller utilizing their microphone/PTT. Whenever a transmitter is selected, the companion receiver audio shall automatically be selected for the corresponding earphone. Transmitter sidetone audio shall be provided for the user as well as for cross monitoring via the corresponding receiver selection switch on the other audio control systems.

For the Bell medium, the left outboard aft facing position shall also have radio transmit PTT capability as selected by the rappel spotter’s audio controller unless a fourth audio controller is provided (see Figure 1 of this Exhibit).

For Type III helicopters, Bell 407 and L4, the aft forward and rear facing seats, opposite of the pilot’s side, shall each have radio transmit PTT capability via the observer/co-pilot’s audio controller unless a third audio controller is installed. For the Eurocopter AS350 Series, a door seat and the adjacent (next seat in) seat, opposite of the pilot’s side, shall each have radio transmit PTT capability via the observer/co-pilot’s audio controller, unless a third audio controller is installed.

Positions having shared PTT capability via the observer/co-pilot’s audio controller need not transmit simultaneously.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17
SUPPLEMENTAL RAPPEL REQUIREMENTS (cont)

G.       Receiver Selection and Operation

Separate controls shall be provided for the pilot, observer/co-pilot, and spotter/helicopter manager (if required), to select audio from one or any combination of available receivers.

All passengers shall be capable of monitoring receive audio. These positions shall monitor receive audio as selected by the spotter’s audio control system (when installed) or the observer/co-pilot’s audio control system. When additional audio control systems are installed, aft passengers shall monitor receive from the most logical audio control system.

J.         Push-to-Talk Systems (PTT)

Separate PTT switches for radio transmit and intercom (ICS) operation shall be provided at all positions that require both. Positions not requiring radio transmit capability need only provide a PTT switch for ICS. The pilot’s PTT switches shall be mounted on the cyclic control. All other PTT switches shall be mounted on the cord to the earphone/microphone connector. In lieu of the observer/co-pilot’s cord mounted PTT switches, a foot switch operated PTT system may be utilized.

The spotter’s PTT switches shall be mounted on a coil cord to the earphone/microphone connector with the cord being sufficiently long enough to allow the spotter to reach all aft cabin doors and view directly under the helicopter without unclipping the cord from their flight suit.

K.       Intercommunications Systems (ICS)

An ICS system shall be provided for the pilot, observer/co-pilot, spotter/helicopter manager, and aft passenger positions (for Bell medium helicopters see Figure 1 of this Exhibit below). ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position above. Adjustment of the ICS audio level at any position shall not affect the level at any other position. A “hot mic” capability, controlled via an activation switch or voice activation (VOX), shall be provided for the pilot, observer/co-pilot, and spotter/helicopter manager. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

The following information is added to provide further clarification regarding the types and placement of receptacles in the Bell medium helicopter.

ICS/RX and ICS/TX/RX receptacles shall be located in a position above the seats (as indicated in Figure 1 Exhibit 19 below) behind or near the passenger’s head. Drop cords shall not hinder crew movement or interfere with entry and egress from the cabin during rappel operations.

NOTE:  Seating configurations vary depending upon mission. During crew transport missions and some rappel configurations forward facing seats on either side of position 5 may be installed and the drop cords for positions 6, 7, 8, and 9 shall be used. During such missions, those seats at 6, 7, 8, and 9 shall be stowed or removed and the areas used for cargo. It is important that these drop cord receptacles be placed on the ceiling near the corners of the transmission housing, at or very near where indicated in Figure 1 of this Exhibit so that the cords may adequately serve the forward facing seats on either side of position 5 (seats 10, 11, 12, and 13), or, when installed, seats 6, 7, 8,

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17
SUPPLEMENTAL RAPPEL REQUIREMENTS (cont)

and 9, and not interfere with the movement of personnel into and out of the aircraft during rappel operations.

NOTE:  Positions with ICS/TX/RX capability shall have drop cords configured as follows:

ICS switch — momentary and lock

Radio transmit PTT — momentary push button

Separate volume knob

Large clip

Jack - TJT-120 or U92 B/U type which will accept TP-101 (U174/U) Helmet plug

Drop cords shall be 6 foot length coil cord

The coiled cord plug shall be a 6 pin MS3116P type connector or equivalent

The ICS/TX/RX socket shall be a 6 pin MS3112E10-6S receptacle or equivalent

NOTE:  Positions with ICS/RX capability shall have drop cords configured as follows:

ICS switch — momentary and lock

Separate volume knob

Large clip

Jack - TJT-120 or U92 B/U type which will accept TP-101 (U174/U) Helmet plug

Drop cords shall be 3 foot length coil cord

The coiled cord plug shall be a 6 pin MS3116P type connector or equivalent

The ICS/RX socket shall be a 6 pin MS3112E10-6S receptacle or equivalent

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17
SUPPLEMENTAL RAPPEL REQUIREMENTS (cont)

RAPPEL ANCHOR

Source 1
Heli-Tech
190 S. Danebo Ave.
Eugene, OR 97402
Tel. 541-344-2304

•                            STC No. SH261WE for Bell Medium Series

•                            STC No. SH4547NM for Bell 206L-4 (a left side cargo let-down anchor is also required and available from source 2)

•                            STC No. SR00125LA-D for Eurocopter AS350 Series (Floor mounted kit).

Source 2
Aeronautical Accessories, Inc.
P. O. Box 3689
Bistol, TN 37625
Tel. 423-538-5151

•                            STC No. SR01336AT for Bell 407

•                             In addition to STC No. SR01336AT for Bell 407 the Forest Service requires STC No. SH4547NM for the purpose of a spotter attachment point in this make and model.

•                            STC No. SH2293SO for Bell 206L-4 cargo let-down only

Source 3
Van Horn Aviation, L.L.C.
1000 E. Vista Del Cerro Drive
Tempe, AZ 85281
Tel. 480-483-4204 or 480-446-0321
Contact Jim Petroski

•                            STC No. SR01694LA for AS350 series — USFS 30 Degree Rappel Configuration

NOTE: Both Floor and Overhead mounted kits are currently in use, check with Contracting Officer for desired anchor design. Check with MTDC for current status of Overhead kit.

Rappel Anchor Inspection

The owner shall assure that the rappel anchor is in condition to perform. STC’d rappel anchor kits will have Instructions for Continued Airworthiness.

The rappel anchors shall be visually inspected before and after each rappel operation. An annual inspection will also be conducted. The manufacturer of the anchor is responsible for developing a maintenance inspection, which ensures the continued airworthiness of the anchor. The owner of the

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17
SUPPLEMENTAL RAPPEL REQUIREMENTS (cont)

anchor is responsible for ensuring that the inspection(s) are conducted. Critical inspection of metal components can be achieved using magnaflux, x-ray, sonics or dye-penetrate. No welding or major repairs will be accomplished without prior approval of a USDA Forest Service or Department of the Interior Contracting Officer. Major repairs shall only be performed by the STC holder or manufacturer.

Approval for Rappelling Anchors

There are two options for approval:

1.                        FAA Approval (STC) - Design shall be compatible with standardization efforts in the Interagency rappel program.

2.                        Interagency Approval.

Before installing commercially available designs or initiating a new design contact either:

National Interagency Fire Center	Missoula Technology and Development Center
Attn: National Helicopter Operations Specialist	Attn: Keith Windell
3833 S Development Avenue	5785 Highway 10 West
Boise, ID 83705	Missoula, MT 59808-9361
Tel 208-387-5634	Tel 406-329-3956

All non-STC’d rappel anchors shall be fabricated in accordance with the materials specified in the engineering drawings supplied to and approved by the FS and DOI. These anchors shall be installed with an FAA field approval. The 337 will include installation instructions and type of hardware. Development of an inspection routine for a non-STC’d rappel anchor is up to the anchor’s designer. A copy of the inspections and interval shall be sent to the Missoula Technology & Development Center. If there are any special inspections that are needed to assure continued airworthiness they will have to be complied with at time of rappel anchor installation and any subsequent inspection periods. The anchor will be inspected as part of the helicopter equipment.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 18

Contractors Verification of Individual Pilot’s Requirements and Experience for Initial Agency Approval

AMD-60B (12/06) / FS-5700-20b (pending)

CONTRACTOR’S VERIFICATION OF INDIVIDUAL HELICOPTER PILOT REQUIREMENTS AND EXPERIENCE FOR INITIAL INTERAGENCY APPROVAL

Note: This form is required prior to initial (first-time) approval/carding. This form is not for pilots previously approved or carded by the USDA Forest Service or DOI, NBC Aviation Management (formerly Office of Aircraft Services).

The Contractor must ensure that a pilot who is presented for initial carding meets all requirements as outlined in the contract’s Section B, Technical Specifications/Pilot Qualifications, after award. The Contractor must verify all pilot hours submitted on this form as determined from a certified pilot log or permanent record to ensure accuracy. In addition, the Contractor must identify previous employers and submit the information on this form. The information provided by the pilot on USFS Form FS-5700-20A or AMD Form 64B, Interagency Helicopter Pilot Qualifications and Approval Record, prior to approval needs to be verified as accurate by the Contractor. The information submitted is subject to verification by an interagency pilot inspector.

Date(mm/dd/yyyy):

Company’s name:

Pilot’s name:

Pilot’s total helicopter pilot-in-command hours (verified from pilot’s logbook or permanent record):

Pilot’s information and flight time/experience as submitted for initial carding on AMD-64B or FS-5700-20a verified as accurate? Check if yes: ☐

Previous Employers:

Previous Employer	Address & Telephone Number	Current Contact: Name & Telephone No.	Period Employed	Make/Model(s) Flown and PIC Hours in each
1.

2.

3.

4.

Helicopter Training Courses Completed:

Name of Course & Provider	Address & Telephone Number	Contact Name & Telephone No.	Date of Completion	Flight Hours Completed
1.

2.

3.

4.

Comments (use additional sheets if necessary):

Check one:	☐	Chief Pilot	☐	Director of Operations	☐	Other

Print name:				Sign name:

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 19

“On Contract” Pilot Operational Training

Pilot “operational training” may be accomplished “on contract” provided the following criteria are met.

1.                        Training shall not interfere with the Scope of the Contract (government will determine what constitutes interference). Note: Will be reviewed at pre-work conference.

2.                        Training may be suspended or terminated by the government at any time.

3.                        Contractor shall be responsible for all travel, per diem, and wage expenses of trainee pilots.

4.                        Contractor has an AMD / USFS approved “Pilot Operational Training Plan.”

5.                        Contractor shall maintain “On Contract” training records documenting all phases of pilot training.

6.                        Training shall be accomplished only by an interagency approved “Pilot Trainer” meeting the following criteria:

A.                       Holds a current and valid CFI; Rotorcraft-Helicopter issued by the FAA, or is an FAA designated company check airman for their current employer

B.                       Has held an interagency pilot card for a minimum of 5 of the last 7 years.

C.                       Holds a current and valid Interagency Pilot Card endorsed for all missions in which training is to be provided.

D.                       Holds a current and valid Interagency Pilot Card endorsed “Designated Pilot Trainer.”

E.                        Training Pilots are authorized to conduct training only for pilots holding an Interagency Pilot Card for the same designated contractor and endorsed “Trainee Only.”

F.                         Training Pilots qualifications may be revoked at the government’s discretion.

7.                        “Trainee” pilots shall meet the following criteria:

A.                       Meets all flight hour requirements* as outlined in C-12.D (with the following exceptions):

i.                            Operational Training flight hours may be used to satisfy all but the initial 10 hours of the required flight hours for “Weight Class.”

ii.                         Operational Training flight hours may be used to satisfy all but the initial 10 hours of the required flight hours for “Make and Model.”

iii.                      Operational Training flight hours may be used to satisfy the required flight hours for “Mountain Flying - Make and Model.”

iv.                     Operational Flight Training will not be used to accomplish the contractually required 10 flight hours of long-line training.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 19

“On Contract” Pilot Operational Training Cont)

B.        Holds a Type Rating for any aircraft requiring a Type Rating; a current and valid FAR 61.58 proficiency check for aircraft requiring more than one flight crewmember; a current and valid FAA Form 8410-3 for any aircraft listed on the contractors Part 135 Certificate; or a current Equipment Check Endorsement for Standard Category aircraft offered as Limited Use or Restricted Category aircraft

(Note: provide all applicable documents)

C.        Has submitted all required pilot carding documentation as outlined in C-20.A.9.b

D.        Holds a current and valid Interagency Pilot Card with the endorsement “Trainee Only.”

E.        Has completed a minimum of 10 flight hours in the last 90 days in an aircraft of the make, model, and series in which to be trained.

F.        “Trainee” pilots will be authorized to receive training in all missions the Pilot Trainer is endorsed to perform.

G.        “Trainee” pilots will be authorized to receive training in no more than one aircraft make and model per calendar year (01/01 thru 12/31).

8.        Contractors awarded up to three items on this Exclusive Use Solicitation may be authorized two “Pilot Trainer”: If awarded four or more items, contractor may be authorized four “Trainers.”

9.        Contractors will be authorized two “Trainee” pilots per “Pilot Trainer” at any time.

10.      Contractors shall submit training records and a formal request recommending the “Trainee” pilot for evaluation. The Pilot Trainer shall have verified that the trainee has met all contract minimum flight hour requirements and that the trainee is proficient in all special use missions for which they are to be evaluated.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 20

Aircraft Mechanic (Helicopter) Qualifications Form

U.S. Department of Agriculture - Forest Service

AIRCRAFT MECHANIC (HELICOPTER)

Contract No.

Name	Date of Birth

Employer	Office Phone

FAA Certificates: Type	No.	Date Issued

Total Years Experience	Total Years Experience as Licensed Mechanic

Reports of Special Training (Factory Schools, etc.)

Name of Course	Location	Year Attended

Record of Past Performance (Previous Three Years)

Dates	Location	Employer/Supervisor	Phone No.

Record of maintaining helicopters Under Field Conditions:*

Dates	Location (Designated Base)	Type of Contract	Type Helicopter

*         “Field Condition” is defined as maintaining the helicopter away from the contractor’s base of operation with minimal supervision

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 20

Aircraft Mechanic (Helicopter) Qualifications Form (cont)

I certify that the information listed by me on this form is true and correct summary of my aircraft maintenance experience. I have read the Maintenance Section of this contract and understand the terms and conditions.

Date	Mechanic Signature

Date	Company Representative

(Inspectors Use Only)

Mechanic meets the Experience Requirements of the Contract and is approved to perform maintenance on:

Type and Model of Helicopter(s)	Type and Model Engine(s)

Date	USFS Maintenance Inspector

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D

CONTRACT CLAUSES

D-1                 Contract Terms and Conditions Required to Implement Statutes or Executive Orders-Commercial Items (FAR 52.212-5) (Apr 2010)

(a)      The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1)       52.222-50, Combating Trafficking in Persons (Feb 2009) (22 U.S.C. 7104(g)). Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(2)       52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(3)       52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b)      The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☒ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☐ (2)  52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

☐ (3)  52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (MAR 2009) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

☐ (4)  52.204-11, American Recovery and Reinvestment Act—Reporting Requirements (Mar 2009) (Pub. L. 111-5).

☐ (5)  52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

☐ (6)  52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JULY 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

☐ (7)  [Reserved]

☒ (8)(i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐ (ii)  Alternate I (Oct 1995) of 52.219-6.

☐ (iii) Alternate II (Mar 2004) of 52.219-6.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D

CONTRACT CLAUSES

☐ (9)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-7.

☐ (iii) Alternate II (Mar 2004) of 52.219-7.

☐ (10) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)).

☐ (11)(i) 52.219-9, Small Business Subcontracting Plan (Apr 2008) (15 U.S.C. 637(d)(4)).

☐ (ii) Alternate I (Oct 2001) of 52.219-9.

☐ (iii) Alternate II (Oct 2001) of 52.219-9.

☒ (12) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a)(14)).

☐ (13) 52.219-16, Liquidated Damages—Subcon-tracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

☐ (14)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (OCT 2008) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐ (ii) Alternate I (June 2003) of 52.219-23.

☐ (15) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (Apr 2008) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (16) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (17) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004) (15 U.S.C. 657 f).

☐ (18) 52.219-28, Post Award Small Business Program Rerepresentation (Apr 2009) (15 U.S.C. 632(a)(2)).

☐ (19) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

☐ (20) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Aug 2009) (E.O. 13126).

☐ (21) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒ (22) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D

CONTRACT CLAUSES

☒ (23) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

☒ (24) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

☒ (25) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

☐ (26) 52.222-54, Employment Eligibility Verification (JAN 2009). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

☐ (27)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA—Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

☐ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

☐ (28) 52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007) (42 U.S.C. 8259b).

☐ (29)(i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (DEC 2007) (E.O. 13423).

☐ (ii) Alternate I (DEC 2007) of 52.223-16.

☐ (30) 52.225-1, Buy American Act—Supplies (Feb 2009) (41 U.S.C. 10a-10d).

☐ (31)(i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (June 2009) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, Pub. L. 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, and 110-138).

☐ (ii) Alternate I (Jan 2004) of 52.225-3.

☐ (iii) Alternate II (Jan 2004) of 52.225-3.

☐ (32) 52.225-5, Trade Agreements (AUG 2009) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒ (33) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (34) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D

CONTRACT CLAUSES

☐ (35) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

☐ (36) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (37) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒ (38) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003) (31 U.S.C. 3332).

☐ (39) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (May 1999) (31 U.S.C. 3332).

☐ (40) 52.232-36, Payment by Third Party (Feb 2010) (31 U.S.C. 3332).

☐ (41) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

☐ (42)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).

☐ (ii) Alternate I (Apr 2003) of 52.247-64.

(c)       The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☒ (1) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

☒ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☒ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (Sep 2009) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Sep 2009) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (Nov 2007) (41 351, et seq.).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D

CONTRACT CLAUSES

☐ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Feb 2009) (41 U.S.C. 351, et seq.).

☐ (7) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (Mar 2009) (Pub. L. 110-247).

☐ (8) 52.237-11, Accepting and Dispensing of $1 Coin (Sept 2008) (31 U.S.C. 5112(p)(1)).

(d)      Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1)       The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2)       The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3)       As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1)      Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i)        52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D

CONTRACT CLAUSES

(ii)       52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iii)      [Reserved]

(iv)      52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

(v)       52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

(vi)      52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(vii)     [Reserved]

(viii)    52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

(ix)      52.222-50, Combating Trafficking in Persons (Feb 2009) (22 U.S.C. 7104(g)). Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(x)       52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(xi)      52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (Feb 2009) (41 U.S.C. 351, et seq.).

(xii)     52.222-54, Employment Eligibility Verification (JAN 2009).

(xiii)    52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (Mar 2009) (Pub. L. 110-247). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xiv)   52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2)      While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D

CONTRACT CLAUSES

D-2                Certification of Toxic Chemical Release Reporting (FAR 52.223-13) (Aug 2003)

(a)      Executive Order 13148, of April 21, 2000, Greening the Government through Leadership in Environmental Management, requires submission of this certification as a prerequisite for contract award.

(b)      By signing this offer, the offeror certifies that—

(1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

(2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: [Check each block that is applicable.]

☐ (i)      The facility does not manufacture, process, or otherwise use any toxic chemicals listed in 40 CFR 372.65;

☐ (ii)     The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);

☐ (iii)    The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

☐ (iv)   The facility does not fall within the following Standard Industrial Classification (SIC) codes or their corresponding North American Industry Classification System sectors:

(A)   Major group code 10 (except 1011, 1081, and 1094.

(B)   Major group code 12 (except 1241).

(C)   Major group codes 20 through 39.

(D)   Industry code 4911, 4931, or 4939 (limited to facilities that combust coal and/or oil for the purpose of generating power for distribution in commerce).

(E)    Industry code 4953 (limited to facilities regulated under the Resource Conservation and Recovery Act, Subtitle C (42 U.S.C. 6921, et seq.), or 5169, or 5171, or 7389 (limited to facilities primarily engaged in solvent recovery services on a contract or fee basis); or

☐ (v)    The facility is not located in the United States or its outlying areas..

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D

CONTRACT CLAUSES

D-3    Additional Clauses Required for Indefinite Delivery/Indefinite Quantity contracts incorporated by reference. In accordance with FAR 16.506.

(1) 52.216-18 Ordering (Oct 1995)

(2) 52.216-19 Order Limitations (Oct 1995)

(3) 52.216-22 Indefinite Quantity (Oct 1995)

(4) 52.216.27 Single or Multiple Awards (Oct 1995)

D-4 Economic Price Adjustment Specified Flight Rate Contracts

(1) NON-FUEL PORTION OF THE SPECIFIED FLIGHT RATE

Contract rates will be established in accordance with the following to reflect increases or decreases in the cost of performance of the contract work. The increases or decreases used in establishing the rates will be those indicated by the changes in the following price indexes:

The Non-Fuel Portion of the Specified Flight rate will be affected by :

TABLE 6-PRODUCER PRICE INDEXES

1. Commodity Group 1423 —Aircraft Engines and Engine Parts

2. Commodity Group 1425 —Aircraft Parts and Auxiliary Equipment

AVERAGE OF PERCENT CHANGES X 100 PERCENT OF LAST ADJUSTED RATE

The new rate will be derived by multiplying the average of the percentage changes of (1) and (2) times the rate in effect for the year immediately prior to the year in which the renewal is effective. The result will be added to or subtracted from the existing rate to become the newly adjusted rate (rounded to the next dollar).

(2) FUEL PORTION OF THE SPECIFIED FLIGHT RATE

During the contract periods, including renewals, flight rates will be adjusted to reflect increases and decreases in the prices of aviation fuel.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D
CONTRACT CLAUSES

The price of Jet fuel is established at $4.97 per gallon. The unit prices are an average of the lowest unit price for aviation fuel Nationwide. Variations in unit prices used in determining flight rate adjustment amounts will be established by using the average of the lowest unit price for aviation fuel at the following locations:

(1)                    ATLANTIC AVIATAION, Fresno, CA

(2)                    ATLANTIC AVIATION (Reno Air Service), Reno, NV

(3)                    AVFLIGHT DURANGO, Durango, CO

(4)                    BUTLER AIRCRAFT, Redmond, OR

(5)                    COLUMBIA PACIFIC AVIATION, Moses Lake, WA

(6)                    CUTTER FLYING SERVICE, Albuquerque, NM

(7)                    CUTTER FLYING SERVICE, Phoenix, AZ

(8)                    ED’S LINE SERVICE, Alamogordo, NM

(9)                    EPPS AVIATION, Atlanta, GA

(10)             FLIGHTCRAFT, Portland, OR

(11)             MCCALL AIR TAXI, McCall, ID

(12)             MILLONAIRE, Moses Lake, WA

(13)             MILLONAIRE, Salt Lake, UT

(14)             MINUTEMAN AVIATION, Missoula, MT

(15)             MT. LASSEN AVIATION, Chester, CA

(16)             REDDING JET CENTER, Redding, CA

(17)             SAN BERNARDINO FBO LLC, San Bernardino, CA

(18)             SOUTH FIELD FUEL, Coeur D’Alene, ID

(19)             TAC-AIR AVIATION, FT Smith, AZ

(20)             TAC AIR (Knoxville Airport), Alcoa, TN

(21)             WESTERN AIRCRAFT MAINTENANCE, Boise, ID

(22)             WEST STAR AVIATION, Grand Junction, CO

(23)             WINGS OF WENATCHEE, Wenatchee, WA

(25)             WISEMAN AVIATION, Winslow, AZ

The adjustment to the fuel portion of the flight rate will be the determined variation amount multiplied by the fuel consumption rates found in Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart for the applicable aircraft type.

An initial adjustment to the fixed flight rate will be made on FEBRUARY 16 of each contract period. Subsequent adjustments will be made on MAY 16, JULY 16 and SEPTEMBER 16 of each contract period provided variations in the average unit price, determined as stated above, is $0.10 per gallon or more from the unit price established in the last previous adjustment made.

  (3) DAILY AVAILABILITY RATE

Economic Price Adjustment is not applicable to the Daily Availability Rates Offered by the Contractor in the Schedule of Items.

D-5               Property and Personal Damage

(1)         The Contractor shall use every precaution necessary to prevent damage to public and private property.

(2)         The Contractor shall be responsible for all damage to property and to persons, including third parties, that occur as a result of his or his agent’s or employee’s fault or negligence. The term “third parties” is construed to include employees of the Government.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D
CONTRACT CLAUSES

(3)                   The Contractor shall procure and maintain during the term of this contract, and any extension thereof, aircraft and General Public Liability Insurance in accordance with 14 CFR 205. The parties named insured under the policy or policies shall be the CONTRACTOR and THE UNITED STATES OF AMERICA.

(4)                   The Contractor may be otherwise insured by a combination of primary and excess policies. Such policies must have combined coverage equal to or greater than the combined minimums required.

(5)                   Policies containing exclusions for chemical damage or damage incidental to the use of equipment and supplies furnished under this contract, or growing out of direct performance of the contract, will not be acceptable. The chemical damage coverage may be limited to chemicals dispensed while performing firefighting activities.

(6)                   The Contractor, prior to the commencement of work, shall submit to the Contracting Officer one copy of the insurance policy, or confirmation from the insurance company, certifying that the coverage described in this clause has been obtained.

D-6                          Option to Extend the Term of the Contract (FAR 52.217-9) (MAR 2000)

(1)                   The Government may extend the term of the Contract by written notice to the Contractor within 60 days; provided that the Government shall give the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(2)                   If the Government exercises this option, the extended contract shall be considered to include this option clause.

(3)                   The total duration of this contract, including the exercise of any options under this clause, shall not exceed one (1) base year and two (2) one year renewal option periods.

D-7 Optional-Use Period

Outside the Mandatory Availability Period and any extensions thereof, the Government may need service on an intermittent basis. Orders may be placed subject to acceptance by the Contractor. The Contractor may agree to provide service at the contract daily availability rate plus specified flight rate (applies to daily availability contracts only) or at the optional-use hourly flight rate. If accepted, all terms and conditions of the contract will apply.

D-8 Statement of Equivalent Rates for Federal Hires (FAR 52.222-42) (MAY 1989)

In compliance with the Service Contract Act of 1965, an amended, and the regulations of the Secretary of Labor (29 CFR Par 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D
CONTRACT CLAUSES

This statement is for information only: It is not a wage determination.

Employee	Class	Wage
Aircraft Pilot	GS-12	$32.13
Aircraft Co-Pilot	GS-11	$26.80
Aircraft Mechanic-Journeyman	GS-11	$26.80
Aircraft Mechanic — Junior	GS-9	$22.15
Aircraft Mechanic — Helper	GS-6	$16.30
Service Truck Driver	GS-5	$14.62

D.9 Service Of Protest (Far 52.233-2) (Sep 2006)

(a) Protests, as defined in Section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from:

Frank Gomez
National Interagency Fire Center
USDA - FS — Contracting
Jack Wilson Building
3833 S. Development Ave.
Boise, Idaho 83705

(b) The copy of any protest shall be received in the office designated above within one day of filing a protest with the GAO.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

E-1 Instructions to Offeror-Commercial Items (FAR 52.212-1) (JUN 2008) (Tailored/Addenda)

As part of the above referenced FAR Provision, it is important to note that significant to (j) Data Universal Numbering System (DUNS) Number and (k) Central Contractor Registration, the requirement for information is relevant to this solicitation. (See www.arnet.gov for full text reference.)

(a) Submission of offers. Your offer must consist of the following:

(1)                   Standard Form 1449, Solicitation/Contract/Order for Commercial Items, with blocks 17, and 30 completed by you.

(2)                   Section B - Schedule of Items, Requirements and Prices with your proposed prices inserted in the appropriate spaces.

(3)                   Section E, Offeror Representations and Certifications — Commercial Items (FAR 52.212-3), completed by you or electronically in accordance with the clause.

(4)                   Acknowledgment of Solicitation Amendments (if any).

(5)                   Include and submit information identified in E-2. The Offeror’s past experience should be verified by the vendor; verify that points of contact, telephone, and facsimile numbers are valid.

(6)                   No facsimile (FAX) offers will be accepted

(7)                   Please contact the Contracting Officer by telephone or in writing (facsimile) if you do not understand any part of these instructions.

(b) Contract Award. We intend to evaluate offers and award a contract without discussions with Offerors. Therefore, your initial offer should contain your best terms from a price and technical standpoint. However, we reserve the right to conduct discussions if later determined by the Contracting Officer to be necessary. We may reject any or all offers if such action is in the public interest, accept other than the lowest priced offer; and waive informalities and minor irregularities in offers received.

(c) Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order within the technical specifications: (i) Typed provisions of these specification/exhibits; (ii) FS supplements and/or exhibits incorporated by reference; (iii) 14 CFR incorporated by reference; (iv) aircraft manufacturer’s specifications; (v) other documents incorporated by reference.

(d) Contractor must comply with (FAR 52.204-7) (APR 2008) Central Contractor Registration.

(e) Pre-Proposal Conference will be scheduled as follows:

Date: NA	Time: NA	Location: NA

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

E-2                            INSTRUCTIONS FOR THE PREPARATION OF BUSINESS AND TECHNICAL PROPOSALS

(a) General Instructions. Proposals submitted in response to this solicitation shall be furnished in the following format with the numbers of copies as specified below.

(1)         The proposal must include a Part I- Business Proposal and Part II- Technical Proposal. Each of the parts shall be separate and complete so that evaluation of one may be accomplished independently from evaluation of the other. The technical proposal must not contain reference to cost; however, resource information (such as equipment capability) must be contained in the technical proposal so that the contractor’s understanding of the statement of work may be evaluated.

(2)         The Government will evaluate proposals in accordance with the evaluation criteria set forth in Section E of this RFP.

(3)         Offerors shall submit their proposal(s) in the following format and the quantities specified:

(i)             1 original of the business/cost proposal (SF 1449 Cover/Signature Page and Sections B)

(ii)          1 original of the technical proposal.

PART I BUSINESS PROPOSAL INSTRUCTIONS.

Price Proposal

(1)         Schedule of Item prices shall be submitted on the Offeror’s Submission Copy to include SF 1449 Cover/Signature Page and Sections B Supplies or Services and Prices. The Daily Availability rate and the estimated flight hours times the flight rate will be added to determine total price. Total price for the base and option periods will be added to determine overall price reasonableness.

(2)         Each price proposal shall be evaluated to determine its reasonableness and to determine the demonstrated understanding of the level of effort needed to successfully perform the services. A price analysis will be conducted to determine overall price reasonableness.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

PART II TECHNICAL PROPOSAL

Technical Proposal Instructions. The technical proposal will be used to make an evaluation and arrive at a determination as to whether the proposal will meet the requirements of the Government. Therefore, the technical proposal must present sufficient information to reflect a thorough understanding of the requirements and a detailed, description of the techniques, procedures and program for achieving the objectives of the specifications/statement of work. Proposals that merely paraphrase the requirements of the Government’s specifications/statement of work, or use such phrases as “will comply” or “standard techniques will be employed” will be considered unacceptable and will not be considered further.

Separate Part II- Technical proposal into four subparts, one for each of the major technical evaluation factors. As a minimum, your technical proposal must clearly address (1) Mandatory Documentation (2) Aircraft Technical Assessment/Aircraft Performance, (3) Safety/Risk Management (4) Past Performance and (5) Organizational Experience:

SUB-PART 1

(A) MANDATORY DOCUMENTATION:

(1)         Current 14 CFR Part 133 Operating Certificate and current FAA letter of authority for aircraft designated to operate under the 14 CFR Part 133 Operating Certificate. One copy will suffice.

(2)         14 CFR Part 135 Operating Certificate and current 14 CFR Part 135 Operations specifications (Sections A and D). Each aircraft offered should be listed in Section D of the Operations Specification (as applicable). One copy will suffice.

(3)         14 CFR Part 137 Operating Certificate.

(4)         Submit a current weight and balance for each aircraft offered as per C-5.

(5)         Submit a current aircraft equipment list for each aircraft offered.

B) AIRCRAFT TECHNICAL ASSESSEMENT/AIRCRAFT PERFORMANCE

Provide the following information for each proposed aircraft. If more than one helicopter is offered, fill out a separate attachment for each helicopter. Include helicopter Make, Model and Variant and Aircraft Registration Number.

(a)         Submit an Interagency Helicopter Load calculation for each aircraft, as per Exhibit 13 (see clause B-3, Aircraft Performance Specifications)

(1)         The helicopter-equipped weight shall be based on the actual weighing of the aircraft and shall meet the following requirements:

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

•                  The aircraft shall be weighed prior to submission of the bid

AND

•                  The weighing must take place within 24 months prior to the beginning of the first mandatory availability period (MAP).

(2)         Submit the manufacturer’s technical data for weight and capacity of the tank and/or bucket as applicable

Tanked Items: For the load calculation, the Equipped Weight shall include the weight of a fixed tank and snorkel.

(3)         Performance Data shall be provided with your proposal for evaluation of the helicopters performance and will be used to compute the Interagency Helicopter Load Calculation.

Note:

For the purpose of evaluating helicopter performance and computing the Interagency Load Calculation, only current, and appropriate FAA approved flight manual hover performance charts shall be used.

Performance enhancing data (Power Assurance Checks, wind charts, etc) shall not be used and will not be considered for the evaluation of proposals. Only FAA approved charts based on minimum specification engine performance shall be used. As an example, Kaman K-1200 helicopters shall only use minimum specification engine performance data calculated from Rotorcraft FMS NO. 1, (USFS Fire Fighting).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

SUB-PART 2

SAFETY/RISK MANAGEMENT

Offerors will be evaluated on their overall safety systems, considering Accident History and Safety Management Systems. Offers will be evaluated on the following information requested/provided as per E-7 Synopsis of Safety Program:

(a) Accident History (last five years)

(b) Safety Management System

SUB-PART 3

PAST PERFORMANCE

We will evaluate your capability on the basis of the company’s past performance for the past 3 years (2007-2009). Utilize form E-6 Offeror’s Past Performance and Organizational Experience.

Past Performance is a measure of the degree to which you have satisfied your customers in the past, and complied with Federal, State, and Local laws and regulations. Our assessment of your past performance will be subjective, and based mainly on your reputation with your customers. Identify and submit your references with verifiable telephone numbers to support your past performance. We may contact your references to ask whether or not they believe:

(a)         that you were capable, efficient, and effective

(b)         that your performance conformed to the terms and conditions of your contract

(c)          that you were reasonable and cooperative during performance

(d)         and that you were committed to customer satisfaction.

When evaluating your past performance we may contact other sources of information, including, but not limited to: Federal, State and local Government agencies.

Offerors who have not obtained Government contracts for helicopter services shall indicate their past experience and performance for related aviation services and include references for whom the services were performed.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

SUB-PART 4

ORGANIZATIONAL EXPERIENCE

The opportunity to learn is by doing. Your experience is relevant when you have been confronted with the kinds of challenges that will confront you under this contract contemplated by this RFP. We will assess your relevant experience on the basis of its breadth and its depth. The Government prefers experience supporting wild land fire operations. In addition to overall organizational company experience, address the experience of your personnel directly responsible for working under this contract.

(a)         Management Personnel:

Specifically, list qualifications and experience of management personnel required under FAR 119.

(b)         Pilot in Command (PIC):

Submit the name(s) of the PIC(s) with the pilots experience using the FS 5700-20b in exhibit 18. The contractor shall verify all pilot hours (PIC) submitted on “Helicopter Pilot Qualification and Approval Record” form FS-5700-20a as determined from a certified pilot log or permanent record to ensure accuracy.

The contractor shall ensure that a pilot meets all requirements as outlined in paragraph C-12 D Pilot Requirements-Experience.

(c)          Maintenance Personnel:

Identify and submit existing and proposed maintenance personnel.

(1)         Total years of experience

(2)         Total years maintaining helicopters

(3)         Total years maintaining helicopters in field conditions

(4)         Certifications, i.e. A & P/IA

The contractor shall insure that all offered mechanics meet the requirement in paragraph C-12 H. Mechanic Qualifications.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

E-3 Evaluation-Commercial Items (FAR 52.212-2) (JAN 1999) (Tailored)

(a) The Government will award a contract to the responsible offeror on the basis of lowest price and meeting the minimium performance criteria. Offerors shall submit documentation for, Aircraft Technical Assessment/Aircraft Performance,Safety/Risk Management, Past Performance and Organizational Experience.

The Government will evaluate “Price” of offers for award purposes by adding the price for the base year plus 1 option period and adding the specified flight rate times the estimated flight hours to determine overall price being offered. The price proposals shall be evaluated to determine reasonableness and to determine the demonstrated understanding of the level of effort needed to successfully perform the services.

The nonprice factors - Aircraft Capability, Safety /Risk Management , Past Performance, Organizational Experience-, will be evaluated to assure contract compliance.

(b) Offeror’s proposal shall include Two Separate Parts —Part 1 is a Business/Cost proposal and Part 2 is the Technical Proposal.

(1) Mandatory Documentation

(1)         Current CFR Part 133 Operating Certificate

(2)         Current 14 CFR Part 135 Operating Certificate

(3)         Current 14 CFR part 137 Operating Certificate

(4)         Current weight and Balance Sheet

(5)         Current aircraft equipment list

(2) Aircraft Technical Assessment

(1)         Helicopter Load Calculation

(a)         Helicopter equipped weight

(2)         Manufactures Technical data for weight and capacity of the Tank and or bucket as applicable.

(3)         Performance data for evaluation of the helicopters performance.

(4)         Appropriate Flight Manual Hover Performance Charts

(5)         Submit copies of STC’s or FAA Field Approval for equipment required in B-12

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(3)             Safety/Risk Management

(1)                    Accident History (last 5 years)

(1)         Annual Average flight hours

(2)         Number of Accidents/Incidents

(3)         Reduction of aviation insurance rates.

(2)            Safety Management Systems

(1)         Participation in a recognized program

(2)         Company Developed Safety Program

(4)             Past Performance

(1)         that you were capable, efficient, and effective

(2)         that your performance conformed to the terms and conditions of your contract

(3)         that you were reasonable and cooperative during performance

(4)         and that you were committed to customer satisfaction.

(5)             Organizational Experience

(1) Management Personnel

(2)         Pilot in Command

(3)         Maintenance Personnel

E-4 Contract Award

(a) Awards will be made to those offerors whose proposals are technically acceptable and lowest price.

(b) The offeror’s technical proposal may become a part of any resultant contract. Offerors are hereby advised that the Government will have the right to use, duplicate, or disclose in any manner and for any purpose whatsoever, and have the right to permit others to do so, all subject data required to be delivered under any contract resulting from this solicitation. Any reservations regarding these Government rights to data should be stated in the proposal and will be resolved during any subsequent negotiations if conducted.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

E-5 Offeror Representations and Certifications-Commercial Items (FAR 52.212-3)

(AUG 2009)

An offeror shall complete only paragraph (b) of this provision if the offeror has completed the annual representations and certifications electronically at http://orca.bpn.gov. If an offeror has not completed the annual representations and certitifications (c) through (m) of this provision.

(a) Definitions. As used in this provision—

“Emerging small business” means a small business concern whose size is no greater than 50 percent of the numerical size standard for the NAICS code designated.

“Forced or indentured child labor” means all work or service—

(1) Exacted from any person under the age of 18 under the menace of any penalty for its nonperformance and for which the worker does not offer himself voluntarily; or

(2) Performed by any person under the age of 18 pursuant to a contract the enforcement of which can be accomplished by process or penalties.

“Inverted domestic corporation” means a foreign incorporated entity which is treated as an inverted domestic corporation under 6 U.S.C. 395(b), i.e., a corporation that used to be incorporated in the United States, or used to be a partnership in the United States, but now is incorporated in a foreign country, or is a subsidiary whose parent corporation is incorporated in a foreign country, that meets the criteria specified in 6 U.S.C. 395(b), applied in accordance with the rules and definitions of 6 U.S.C. 395(c).

“Manufactured end product” means any end product in Federal Supply Classes (FSC) 1000-9999, except—

(1) FSC 5510, Lumber and Related Basic Wood Materials;

(2) Federal Supply Group (FSG) 87, Agricultural Supplies;

(3) FSG 88, Live Animals;

(4) FSG 89, Food and Related Consumables;

(5) FSC 9410, Crude Grades of Plant Materials;

(6) FSC 9430, Miscellaneous Crude Animal Products, Inedible;

(7) FSC 9440, Miscellaneous Crude Agricultural and Forestry Products;

(8) FSC 9610, Ores;

(9) FSC 9620, Minerals, Natural and Synthetic; and

(10) FSC 9630, Additive Metal Materials.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

“Place of manufacture” means the place where an end product is assembled out of components, or otherwise made or processed from raw materials into the finished product that is to be provided to the Government. If a product is disassembled and reassembled, the place of reassembly is not the place of manufacture.

“Restricted business operations” means business operations in Sudan that include power production activities, mineral extraction activities, oil-related activities, or the production of military equipment, as those terms are defined in the Sudan Accountability and Divestment Act of 2007 (Pub. L. 110-174). Restricted business operations do not include business operations that the person (as that term is defined in Section 2 of the Sudan Accountability and Divestment Act of 2007) conducting the business can demonstrate—

(1) Are conducted under contract directly and exclusively with the regional government of southern Sudan;

(2) Are conducted pursuant to specific authorization from the Office of Foreign Assets Control in the Department of the Treasury, or are expressly exempted under Federal law from the requirement to be conducted under such authorization;

(3) Consist of providing goods or services to marginalized populations of Sudan;

(4) Consist of providing goods or services to an internationally recognized peacekeeping force or humanitarian organization;

(5) Consist of providing goods or services that are used only to promote health or education; or

(6) Have been voluntarily suspended.

“Service-disabled veteran-owned small business concern”—

(1) Means a small business concern—

(i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and

(ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a service-disabled veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(2) Service-disabled veteran means a veteran, as defined in 38 U.S.C .101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

“Small business concern” means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and size standards in this solicitation.

“Veteran-owned small business concern” means a small business concern—

(1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and

(2) The management and daily business operations of which are controlled by one or more veterans.

“Women-owned business concern” means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of its stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

“Women-owned small business concern” means a small business concern—

(1) That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

(2) Whose management and daily business operations are controlled by one or more women.

(b)         (1) Annual Representations and Certifications. Any changes provided by the offeror in paragraph (b)(2) of this provision do not automatically change the representations and certifications posted on the Online Representations and Certifications Application (ORCA) website.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(2) The offeror has completed the annual representations and certifications electronically via the ORCA website at http://orca.bpn.gov. After reviewing the ORCA database information, the offeror verifies by submission of this offer that the representations and certifications currently posted electronically at FAR 52.212-3, Offeror Representations and Certifications—Commercial Items, have been entered or updated in the last 12 months, are current, accurate, complete, and applicable to this solicitation (including the business size standard applicable to the NAICS code referenced for this solicitation), as of the date of this offer and are incorporated in this offer by reference (see FAR 4.1201), except for paragraphs                             .

[Offeror to identify the applicable paragraphs at (c) through (n) of this provision that the offeror has completed for the purposes of this solicitation only, if any.

These amended representation(s) and/or certification(s) are also incorporated in this offer and are current, accurate, and complete as of the date of this offer.

Any changes provided by the offeror are applicable to this solicitation only, and do not result in an update to the representations and certifications posted on ORCA.]

(c) Offerors must complete the following representations when the resulting contract will be performed in the United States or its outlying areas. Check all that apply.

(1) Small business concern. The offeror represents as part of its offer that it ☐ is, ☐ is not a small business concern.

(2) Veteran-owned small business concern. [Complete only if the offeror represented itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents as part of its offer that it ☐ is, ☐ is not a veteran-owned small business concern.

(3) Service-disabled veteran-owned small business concern. [Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (c)(2) of this provision.] The offeror represents as part of its offer that it ☐ is, ☐ is not a service-disabled veteran-owned small business concern.

(4) Small disadvantaged business concern. [Complete only if the offeror represented itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents, for general statistical purposes, that it ☐ is, ☐ is not a small disadvantaged business concern as defined in 13 CFR 124.1002.

(5) Women-owned small business concern. [Complete only if the offeror represented itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents that it ☐ is, ☐ is not a women-owned small business concern.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

Note: Complete paragraphs (c)(6) and (c)(7) only if this solicitation is expected to exceed the simplified acquisition threshold.

(6) Women-owned business concern (other than small business concern). [Complete only if the offeror is a women-owned business concern and did not represent itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents that it ☐ is a women-owned business concern.

(7) Tie bid priority for labor surplus area concerns. If this is an invitation for bid, small business offerors may identify the labor surplus areas in which costs to be incurred on account of manufacturing or production (by offeror or first-tier subcontractors) amount to more than 50 percent of the contract price:

(8) Small Business Size for the Small Business Competitiveness Demonstration Program and for the Targeted Industry Categories under the Small Business Competitiveness Demonstration Program. [Complete only if the offeror has represented itself to be a small business concern under the size standards for this solicitation.]

(i) [Complete only for solicitations indicated in an addendum as being set-aside for emerging small businesses in one of the designated industry groups (DIGs).] The offeror represents as part of its offer that it ☐ is, ☐ is not an emerging small business.

(ii) [Complete only for solicitations indicated in an addendum as being for one of the targeted industry categories (TICs) or designated industry groups (DIGs).] Offeror represents as follows:

(A) Offeror’s number of employees for the past 12 months (check the Employees column if size standard stated in the solicitation is expressed in terms of number of employees); or

(B) Offeror’s average annual gross revenue for the last 3 fiscal years (check the Average Annual Gross Number of Revenues column if size standard stated in the solicitation is expressed in terms of annual receipts).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(Check one of the following):

Number of Employees Average Annual Gross Revenues

☐ 50 or fewer	☐ $1 million or less
☐ 51–100	☐ $1,000,001–$2 million
☐ 101–250	☐ $2,000,001–$3.5 million
☐ 251–500	☐ $3,500,001–$5 million
☐ 501–750	☐ $5,000,001–$10 million
☐ 751–1,000	☐ $10,000,001–$17 million
☐ Over 1,000	☐ Over $17 million

(9) [Complete only if the solicitation contains the clause at FAR 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns, or FAR 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting, and the offeror desires a benefit based on its disadvantaged status.]

(i) General. The offeror represents that either—

(A) It ☐ is, ☐ is not certified by the Small Business Administration as a small disadvantaged business concern and identified, on the date of this representation, as a certified small disadvantaged business concern in the database maintained by the Small Business Administration (PRO-Net), and that no material change in disadvantaged ownership and control has occurred since its certification, and, where the concern is owned by one or more individuals claiming disadvantaged status, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2); or

(B) It ☐ has, ☐ has not submitted a completed application to the Small Business Administration or a Private Certifier to be certified as a small disadvantaged business concern in accordance with 13 CFR 124, Subpart B, and a decision on that application is pending, and that no material change in disadvantaged ownership and control has occurred since its application was submitted.

(ii) ☐ Joint Ventures under the Price Evaluation Adjustment for Small Disadvantaged Business Concerns. The offeror represents, as part of its offer, that it is a joint venture that complies with the requirements in 13 CFR 124.1002(f) and that the representation in paragraph (c)(9)(i) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. [The offeror shall enter the name of the small disadvantaged business concern that is participating in the joint venture:                                 .]

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(10) HUBZone small business concern. [Complete only if the offeror represented itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents, as part of its offer, that—

(i) It ☐ is, ☐ is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR Part 126; and

(ii) It ☐ is, ☐ is not a joint venture that complies with the requirements of 13 CFR Part 126, and the representation in paragraph (c)(10)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:                     .] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.

(d) Representations required to implement provisions of Executive Order 11246—

(1) Previous contracts and compliance. The offeror represents that—

(i) It ☐ has, ☐ has not participated in a previous contract or subcontract subject to the Equal Opportunity clause of this solicitation; and

(ii) It ☐ has, ☐ has not filed all required compliance reports.

(2) Affirmative Action Compliance. The offeror represents that—

(i) It ☐ has developed and has on file, ☐ has not developed and does not have on file, at each establishment, affirmative action programs required by rules and regulations of the Secretary of Labor (41 cfr parts 60-1 and 60-2), or

(ii) It ☐ has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

  (e) Certification Regarding Payments to Influence Federal Transactions (31 U.S.C.1352). (Applies only if the contract is expected to exceed $100,000.) By submission of its offer, the offeror certifies to the best of its knowledge and belief that no Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress or an

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

employee of a Member of Congress on his or her behalf in connection with the award of any resultant contract. If any registrants under the Lobbying Disclosure Act of 1995 have made a lobbying contact on behalf of the offeror with respect to this contract, the offeror shall complete and submit, with its offer, OMB Standard Form LLL, Disclosure of Lobbying Activities, to provide the name of the registrants. The offeror need not report regularly employed officers or employees of the offeror to whom payments of reasonable compensation were made.

(f) Buy American Act Certificate. (Applies only if the clause at Federal Acquisition Regulation (FAR) 52.225-1, Buy American Act—Supplies, is included in this solicitation.)

(1) The offeror certifies that each end product, except those listed in paragraph (f)(2) of this provision, is a domestic end product and that for other than COTS items, the offeror has considered components of unknown origin to have been mined, produced, or manufactured outside the United States. The offeror shall list as foreign end products those end products manufactured in the United States that do not qualify as domestic end products, i.e., an end product that is not a COTS item and does not meet the component test in paragraph (2) of the definition of “domestic end product.” The terms “commercially available off-the-shelf (COTS) item” “component,” “domestic end product,” “end product,” “foreign end product,” and “United States” are defined in the clause of this solicitation entitled “Buy American Act—Supplies.”

(2) Foreign End Products:

Line Item No.	Country of Origin

 [List as necessary]

(3) The Government will evaluate offers in accordance with the policies and procedures of FAR Part 25.

(g)(1) Buy American Act—Free Trade Agreements—Israeli Trade Act Certificate. (Applies only if the clause at FAR 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act, is included in this solicitation.)

(i) The offeror certifies that each end product, except those listed in paragraph (g)(1)(ii) or (g)(1)(iii) of this provision, is a domestic end product and that for other than COTS items, the offeror has considered components of unknown origin to have been mined, produced, or manufactured outside the United States. The terms “Bahrainian, Moroccan, Omani, or

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

Peruvian end product,” “commercially available off-the-shelf (COTS) item,” “component,” “domestic end product,” “end product,” “foreign end product,” “Free Trade Agreement country,” “Free Trade Agreement country end product,” “Israeli end product,” and “United States” are defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act.”

(ii) The offeror certifies that the following supplies are Free Trade Agreement country end products (other than Bahrainian, Moroccan, Omani, or Peruvian end products) or Israeli end products as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act”:

Free Trade Agreement Country End Products (Other than Bahrainian, Moroccan, Omani, or Peruvian End Products) or Israeli End Products:

Line Item No.	Country of Origin

[List as necessary]

(iii) The offeror shall list those supplies that are foreign end products (other than those listed in paragraph (g)(1)(ii) of this provision) as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act.” The offeror shall list as other foreign end products those end products manufactured in the United States that do not qualify as domestic end products, i.e., an end product that is not a COTS item and does not meet the component test in paragraph (2) of the definition of “domestic end product.”

Other Foreign End Products:

Line Item No.	Country of Origin

[List as necessary]

(iv) The Government will evaluate offers in accordance with the policies and procedures of FAR Part 25.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(2)    Buy American Act—Free Trade Agreements—Israeli Trade Act Certificate, Alternate I. If Alternate I to the clause at FAR 52.225-3 is included in this solicitation, substitute the following paragraph (g)(1)(ii) for paragraph (g)(1)(ii) of the basic provision: (g)(1)(ii) The offeror certifies that the following supplies are Canadian end products as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act”:

Canadian End Products:

Line Item No.

[List as necessary]

(3)    Buy American Act—Free Trade Agreements—Israeli Trade Act Certificate, Alternate II. If Alternate II to the clause at FAR 52.225-3 is included in this solicitation, substitute the following paragraph (g)(1)(ii) for paragraph (g)(1)(ii) of the basic provision:

(g)(1)(ii) The offeror certifies that the following supplies are Canadian end products or Israeli end products as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act”:

Canadian or Israeli End Products:

Line Item No.	Country of Origin

[List as necessary]

(4)    Trade Agreements Certificate. (Applies only if the clause at FAR 52.225-5, Trade Agreements, is included in this solicitation.)

(i) The offeror certifies that each end product, except those listed in paragraph (g)(4)(ii) of this provision, is a U.S.-made or designated country end product, as defined in the clause of this solicitation entitled “Trade Agreements.”

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(ii) The offeror shall list as other end products those end products that are not U.S.-made or designated country end products.

Other End Products:

Line Item No.	Country of Origin

[List as necessary]

(iii) The Government will evaluate offers in accordance with the policies and procedures of FAR Part 25. For line items covered by the WTO GPA, the Government will evaluate offers of U.S.-made or designated country end products without regard to the restrictions of the Buy American Act. The Government will consider for award only offers of U.S.-made or designated country end products unless the Contracting Officer determines that there are no offers for such products or that the offers for such products are insufficient to fulfill the requirements of the solicitation.

(h) Certification Regarding Responsibility Matters (Executive Order 12689). (Applies only if the contract value is expected to exceed the simplified acquisition threshold.) The offeror certifies, to the best of its knowledge and belief, that the offeror and/or any of its principals—

(1) ☐ Are, ☐ are not presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

(2) ☐ Have, ☐ have not, within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a Federal, state or local government contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, violating Federal criminal tax laws, or receiving stolen property;

(3) ☐ Are, ☐ are not presently indicted for, or otherwise criminally or civilly charged by a Government entity with, commission of any of these offenses enumerated in paragraph (h)(2) of this clause; and

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(4) ☐ Have ☐, have not, within a three-year period preceding this offer, been notified of any delinquent Federal taxes in an amount that exceeds $3,000 for which the liability remains unsatisfied.

(i)     Taxes are considered delinquent if both of the following criteria apply:

(A) The tax liability is finally determined. The liability is finally determined if it has been assessed. A liability is not finally determined if there is a pending administrative or judicial challenge. In the case of a judicial challenge to the liability, the liability is not finally determined until all judicial appeal rights have been exhausted.

(B) The taxpayer is delinquent in making payment. A taxpayer is delinquent if the taxpayer has failed to pay the tax liability when full payment was due and required. A taxpayer is not delinquent in cases where enforced collection action is precluded.

(ii)    Examples.

(A) The taxpayer has received a statutory notice of deficiency, under I.R.C. §6212, which entitles the taxpayer to seek Tax Court review of a proposed tax deficiency. This is not a delinquent tax because it is not a final tax liability. Should the taxpayer seek Tax Court review, this will not be a final tax liability until the taxpayer has exercised all judicial appeal rights.

(B) The IRS has filed a notice of Federal tax lien with respect to an assessed tax liability, and the taxpayer has been issued a notice under I.R.C. §6320 entitling the taxpayer to request a hearing with the IRS Office of Appeals contesting the lien filing, and to further appeal to the Tax Court if the IRS determines to sustain the lien filing. In the course of the hearing, the taxpayer is entitled to contest the underlying tax liability because the taxpayer has had no prior opportunity to contest the liability. This is not a delinquent tax because it is not a final tax liability. Should the taxpayer seek tax court review, this will not be a final tax liability until the taxpayer has exercised all judicial appeal rights.

(C) The taxpayer has entered into an installment agreement pursuant to I.R.C. §6159. The taxpayer is making timely payments and is in full compliance with the agreement terms. The taxpayer is not delinquent because the taxpayer is not currently required to make full payment.

(D) The taxpayer has filed for bankruptcy protection. The taxpayer is not delinquent because enforced collection action is stayed under 11 U.S.C. §362 (the Bankruptcy Code).

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(i) Certification Regarding Knowledge of Child Labor for Listed End Products (Executive Order 13126). [The Contracting Officer must list in paragraph (i)(1) any end products being acquired under this solicitation that are included in the List of Products Requiring Contractor Certification as to Forced or Indentured Child Labor, unless excluded at 22.1503(b).]

(1) Listed end products.

Listed End Product	Listed Countries of Origin

(2) Certification. [If the Contracting Officer has identified end products and countries of origin in paragraph (i)(1) of this provision, then the offeror must certify to either (i)(2)(i) or (i)(2)(ii) by checking the appropriate block.]

☐ (i) The offeror will not supply any end product listed in paragraph (i)(1) of this provision that was mined, produced, or manufactured in the corresponding country as listed for that product.

☐ (ii) The offeror may supply an end product listed in paragraph (i)(1) of this provision that was mined, produced, or manufactured in the corresponding country as listed for that product. The offeror certifies that it has made a good faith effort to determine whether forced or indentured child labor was used to mine, produce, or manufacture any such end product furnished under this contract. On the basis of those efforts, the offeror certifies that it is not aware of any such use of child labor.

(j) Place of manufacture. (Does not apply unless the solicitation is predominantly for the acquisition of manufactured end products.) For statistical purposes only, the offeror shall indicate whether the place of manufacture of the end products it expects to provide in response to this solicitation is predominantly—

(1) ☐ In the United States (Check this box if the total anticipated price of offered end products manufactured in the United States exceeds the total anticipated price of offered end products manufactured outside the United States); or

(2) ☐ Outside the United States.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(k) Certificates regarding exemptions from the application of the Service Contract Act. (Certification by the offeror as to its compliance with respect to the contract also constitutes its certification as to compliance by its subcontractor if it subcontracts out the exempt services.) [The contracting officer is to check a box to indicate if paragraph (k)(1) or (k)(2) applies.]

☐ (1) Maintenance, calibration, or repair of certain equipment as described in FAR 22.1003-4(c)(1). The offeror ☐ does ☐ does not certify that—

(i) The items of equipment to be serviced under this contract are used regularly for other than Governmental purposes and are sold or traded by the offeror (or subcontractor in the case of an exempt subcontract) in substantial quantities to the general public in the course of normal business operations;

(ii) The services will be furnished at prices which are, or are based on, established catalog or market prices (see FAR 22.1003-4(c)(2)(ii)) for the maintenance, calibration, or repair of such equipment; and

(iii) The compensation (wage and fringe benefits) plan for all service employees performing work under the contract will be the same as that used for these employees and equivalent employees servicing the same equipment of commercial customers.

☐ (2) Certain services as described in FAR 22.1003-4(d)(1). The offeror ☐ does ☐ does not certify that—

(i) The services under the contract are offered and sold regularly to non-Governmental customers, and are provided by the offeror (or subcontractor in the case of an exempt subcontract) to the general public in substantial quantities in the course of normal business operations;

(ii) The contract services will be furnished at prices that are, or are based on, established catalog or market prices (see FAR 22.1003-4(d)(2)(iii));

(iii) Each service employee who will perform the services under the contract will spend only a small portion of his or her time (a monthly average of less than 20 percent of the available hours on an annualized basis, or less than 20 percent of available hours during the contract period if the contract period is less than a month) servicing the Government contract; and

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(iv) The compensation (wage and fringe benefits) plan for all service employees performing work under the contract is the same as that used for these employees and equivalent employees servicing commercial customers.

(3) If paragraph (k)(1) or (k)(2) of this clause applies—

(i) If the offeror does not certify to the conditions in paragraph (k)(1) or (k)(2) and the Contracting Officer did not attach a Service Contract Act wage determination to the solicitation, the offeror shall notify the Contracting Officer as soon as possible; and

(ii) The Contracting Officer may not make an award to the offeror if the offeror fails to execute the certification in paragraph (k)(1) or (k)(2) of this clause or to contact the Contracting Officer as required in paragraph (k)(3)(i) of this clause.

(l) Taxpayer Identification Number (TIN) (26 U.S.C. 6109, 31 U.S.C. 7701). (Not applicable if the offeror is required to provide this information to a central contractor registration database to be eligible for award.)

(1) All offerors must submit the information required in paragraphs (l)(3) through (l)(5) of this provision to comply with debt collection requirements of 31 U.S.C. 7701(c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M, and implementing regulations issued by the Internal Revenue Service (IRS).

(2) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror’s relationship with the Government (31 U.S.C. 7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror’s TIN.

(3) Taxpayer Identification Number (TIN).

☐ TIN:                                                                 .

☐ TIN has been applied for.

☐ TIN is not required because:

☐ Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the United States;

☐ Offeror is an agency or instrumentality of a foreign government;

☐ Offeror is an agency or instrumentality of the Federal Government.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

(4) Type of organization.

☐ Sole proprietorship;

☐ Partnership;

☐ Corporate entity (not tax-exempt);

☐ Corporate entity (tax-exempt);

☐ Government entity (Federal, State, or local);

☐ Foreign government;

☐ International organization per 26 CFR 1.6049-4;

☐ Other                                                                 .

(5) Common parent.

☐ Offeror is not owned or controlled by a common parent;

☐ Name and TIN of common parent:

Name                                                                 .

TIN                                                                   .

(m) Restricted business operations in Sudan. By submission of its offer, the offeror certifies that the offeror does not conduct any restricted business operations in Sudan.

(n) Prohibition on Contracting with Inverted Domestic Corporations.

(1) Relation to Internal Revenue Code. A foreign entity that is treated as an inverted domestic corporation for purposes of the Internal Revenue Code at 26 U.S.C. 7874 (or would be except that the inversion transactions were completed on or before March 4, 2003), is also an inverted domestic corporation for purposes of 6 U.S.C. 395 and for this solicitation provision (see FAR 9.108).

(2) Representation. By submission of its offer, the offeror represents that it is not an inverted domestic corporation and is not a subsidiary of one.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

E-6      Offeror’s Past Performance and Organizational Experience

Verify the points of contact telephone and facsimile numbers are valid. (Attach additional sheets as needed).

Offeror Name:

1.              How many years has your organization been operating under your present business?

2.              How many years experience in contracting for Helicopter Services has your organization had as a: (1) prime Contractor?                  (2) sub-contractor?

3.              List below all contracts your organization has had for Helicopter Services within the past 36-months:

Contract Amount	Type of Contract	Date Completed	Name, Address and Phone Number of person to contact for information on project (contact must be current with working telephone number)

4.              Identity what, if any, problems were encountered under the above identified project(s), and what, if any, corrective action was taken by you as the Contractor.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

E-7 Synopsis of Safety/Risk Management Program

The objective of this safety requirement is to reduce aircraft accidents, incidents and fatalities. The information we request about your safety program serves as the criteria for an estimation of your safety culture and assists with our evaluation of the best value in services that you propose.

Note: The requirements for the Synopsis of Aviation Safety Program for this solicitation are significantly different from previous solicitations.

a) If your company does not have an active safety program, or if you do not respond to this item, you may not be awarded a contract.

b) Even if you previously submitted materials previously to previous contract solicitations, you must include all of the materials requested for this evaluation in a new proposal.

Offerors will be evaluated on the basis of your submission that describes accident history and aviation safety management system. Submit your response to E-7 Synopsis of Aviation Safety Program and the requested materials together as one package in your response to the Technical requirements of this solicitation.

I.                           Accident History: Complete the blocks that apply to your company accident history.

a).                    Annual average flight hours:

b)                       Number of Aircraft accidents and number of incidents reported to NTSB in the last 5 years: Accidents                                       Incidents

c)                        Insurance carrier verification letter. Submit a copy of a letter from the carrier stating that your company has received lower rates as the result of no claims, no loss, or for recognition of a good safety history.

II.                      Safety Management Systems: Operators shall submit full and complete documentation on either OPTION #1 —OR- OPTION #2 listed below:

The elements of a strong safety management system are:

Policy: A management statement of the company’s aviation safety policy supported by a program of standard operating- safety procedures.

Safety Assurance: An audit program that reviews safety practices, mishaps and accidents and develops mitigations for program weaknesses.

Safety Communication: Aviation safety training and hazard reporting to maintain a high level of flight crew awareness.

Risk Management: A proactive aviation accident prevention plan that identifies hazards and that mitigates hazards to acceptable levels of risk.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION E SOLICITATION PROVISIONS

OPTION #1.) If your company possesses a commercially serviced Safety Management System, you need only to submit a certificate or equivalent verification of the package you have purchased. The Forest Service has previously reviewed and approved the following Safety Systems.

☐  HAI “Platinum” Aviation Safety Program

☐  Omni Air Group SMS Program

☐  Baldwin Safety and Assurance SMS Program

☐  Aviation Research Group; ARG/US SMS Program

☐  Medallion Aviation Safety Program

OPTION #2.) If your company possesses an internal, self developed aviation safety program, submit the following documentation;

a)                        Company Aviation Safety Policy signed by the Owner/CEO.

b)                        Identify who the company Aviation Safety Officer is, or what position(s) has the responsibility for the safety program.

c)                         Narrative description or copy of your aviation safety training program.

d)                        Narrative description or copy of your risk management/safety plan or tool kit. (such as the International Helicopter Safety Team IHST tool kit or HAI Safety Program Manual)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
1 4
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
01		July 16, 2010

6. ISSUED BY	CODE	024B	7. ADMINISTERED BY (If other than item 6)	CODE
U.S. FOREST SERVICE - CONTRACTING
NATIONAL INTERAGENCY FIRE CENTER
3833 S. DEVELOPMENT AVE			Same as Item 6
BOISE, ID 83705-5354

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)		9A. AMENDMENT OF SOLICITATION NO.
☐

9B. DATED (SEE ITEM 11)

ERICKSON AIR-CRANE INC		10A. MODIFICATION OF CONTRACT/ORDER NO.
3100 WILLOW SPRINGS ROAD		AG-024B-C-10-9044
CENTRAL POINT, OR 97502	☒	Item No. 1 Fresno
10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE	June 24, 2010

11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)  By completing Items 8 and 15, and returning          coples of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-4 Changes

☐	D.	OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copy to the Issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exclusive Use Large Fire Support Helicopter Services, Item No. 1 Fresno, Sikorsky S-64E, N176AC

PURPOSE OF THIS MODIFICATION: Replace Clause D-4 Economic Price Adjustment Specified Flight Rate Contracts and Update Exhibit 12 Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart

1)              Replace clause D-4 Economic Price Adjustment Specified Flight Rate Contracts in its entirety with the attached revision

2)              Section C, Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart.

Replace with the attached flight rate chart, dated 07/16/2010, effective 07/16/2010

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
/s/ [ILLEGIBLE]		Frank Gomez, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ [ILLEGIBLE]	7/12/2010	/s/ [ILLEGIBLE]	7/12/2010
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed By GSA FAR (48 CFR) 53.243

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D
CONTRACT CLAUSES

D-4     ECONOMIC PRICE ADJUSTMENT SPECIFIED FLIGHT RATE CONTRACTS

(a) NON-FUEL PORTION OF THE SPECIFIED AND PROJECT FLIGHT RATE

Contract rates will be established in accordance with the following to reflect increases or decreases in the cost of performance of the contract work. The increases or decreases used in establishing the rates will be those indicated by the changes in the following price indexes:

The Non-Fuel Portion of the Specified and Project Flight rate will be affected by:

TABLE 6-PRODUCER PRICE INDEXES

1.                        Commodity Group 1423 -Aircraft Engines and Engine Parts

2.                        Commodity Group 1425 -Aircraft Parts and Auxiliary Equipment

AVERAGE OF PERCENT CHANGES X 100 PERCENT OF LAST ADJUSTED RATE

The new rate will be derived by multiplying the average of the percentage changes of (1) and (2) times the rate in effect for the year immediately prior to the year in which the renewal is effective. The result will be added to or subtracted from the existing rate to become the newly adjusted rate (rounded to the next dollar).

b) FUEL PORTION OF THE SPECIFIED AND PROJECT FLIGHT RATE

(1) During the entire contract period of performance, flight rates will be adjusted to reflect increases and decreases to the prices of aviation fuel.

(2) For adjustment purposes, the baseline price of AV Gas fuel is established at $5.16 and the baseline price for Jet A fuel is established at $4.66 per gallon. The unit prices are the average price for aviation fuel based upon the National Fuel Survey located at http://www.fs.fed.us/fire/contracting/helicopters_exclu/helicopters_exclu.htm

(3) The adjustment to the fuel portion of the flight rate shall be the average difference multiplied by the fuel consumption rates located in the solicitation/contract for the applicable aircraft type.

(4) An initial adjustment to the flight rate shall be made on February 16th of each contract period, regardless of the variation in price to re-establish the baseline. Subsequent adjustments shall be made on May 16, and July 16 of each contract period provided the variations in the average unit price, as stated above, is $.10 higher or lower than the unit price established when the last adjustment was made.

Solicitation No. AG-024B-S-10-9005	US Forest Service
Exclusive Use Helicopter Services Large Fire Support	National Office

SECTION D
CONTRACT CLAUSES

The adjustment to the fuel portion of the flight rate will be the determined variation amount multiplied by the fuel consumption rates found in Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart for the applicable aircraft type.

c) PROJECT/OPTIONAL USE RATE

The Project/Optional use rate will not be adjusted. The Optional use rate will be in effect for each optional use period as bid in the schedule of items.

HELICOPTER SERVICES
HOURLY FLIGHT RATES, FUEL CONSUMPTION, AND WEIGHT REDUCTION CHART EFFECTIVE
JULY 16, 2010
FOR CONTRACTS AWARDED 2008- 2011 (CWN/Exclusive Use)

COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	JULY, 2010 HOURLY FLIGHT RATE ($/HR)	LOAD CALCULATION Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 KOALA	55	$1,097.00	230
	AW139	129	$2,191.00	335
	EH 101	211	$4,330.00	NOT ESTABLISHED
AM. EUROCOPTER	SA-316B	58	$1,575.00	180
	SA-316B	58	$1,575.00	170
	SA-318C	45	$1,446.00	80
	SA-318B	45	$1,457.00	150
	AS-330J	179	$3,948.00	N/A
	AS 332L1	160	$3,916.00	N/A
	SA-341G	45	$1,425.00	170
	AS-350B/350BA	45	$1,012.00	130
	AS-350B-1	48	$1,016.00	160
	AS-350B-2	48	$1,029.00	160
	AS-350B-3	50	$1,088.00	175
	AS-350D	38	$985.00	130
	AS-355F-1/355F-2	58	$1,243.00	140
	AS-365N-1	57	$1,994.00	275
	EC-120	31	$786.00	NOT ESTABLISHED
	EC 130-B4	53	$1,029.00	NOT ESTABLISHED
	EC-135	64	$1,281.00	220
	EC 145	80	$1,580.00	NOT ESTABLISHED
	EC 165B1	95	$2,096.00	NOT ESTABLISHED
	EC 226	183	$3,649.00	NOT ESTABLISHED
BELL:	47/SOLOY	23	$635.00	120
	204B (UH-1 Series)	66	$1,540.00	200
	204 Super B	90	$1,581.00	200
	205A-1	68	$1,562.00	260
	205A-1++	90	$1,603.00	260
	206B-II	25	$770.00	100
	206B-III	27	$783.00	130
	206L-1	32	$927.00	150
	206L-3	38	$968.00	180
	206L-4	38	$950.00	180
	210	90	$1,698.00	260
	212	100	$1,026.00	390
	214B	160	$2,458.00	380
	214B1	145	$2,301.00	380
	214ST	133	$2,885.00	420
	222A	70	$1,756.00	NOT ESTABLISHED
	222B	83	$1,834.00	NOT ESTABLISHED
	222UT	83	$1,834.00	NOT ESTABLISHED
	407	45	$1,084.00	155
	412	110	$1,997.00	390
	412HP	110	$1,971.00	390
	UH-1B	88	$1,509.00	N/A
	UH-1B Super	88	$1,537.00	N/A
	UH-1F	88	$1,537.00	N/A
	UH-1H(-13 engine)	88	$1,537.00	N/A
	UH-1H(-17 engine)	90	$1,578.00	N/A
	TH-1L	88	$1,537.00	N/A
BOEING:	BV-107	180	$3,742.00	N/A
	BV-234	405	$6,733.00	N/A
HILLER:	‘SL-3/4	21	$614.00	90
	H-11008	22	$795.00	130
	UH-12/SOLOY	23	$697.00	100
KAMAN:	H43-F	85	$1,535.00	N/A
	X-1200	85	$1,684.00	N/A
MBB:	BO 1O5CBS	68	$1,222.00	180
	BK 117	77	$1,720.00	160
McDONNELL-	500C	23	$795.00	110
DOUGLAS:	500D/E	20	$812.00	120
	520N	32	$847.00	100
	530F	34	$907.00	120
	600N	41	$1,004.00	155
	900/902	69	$1,385.00	210
SIKORSKY:	CH 53D	425	$6,565.00	N/A
	CH 54/S 64	525	$7,088.00	N/A
	S-55T	47	$1,133.00	170
	S-58D/E	83	$1,630.00	N/A
	S-58T/PT6T-3	115	$2,122.00	400
	S-58T/PT6T-6	115	$2,122.00	460
	S-61N	170	$3,654.00	550
	S-62A	70	$1,327.00	300
	S-70	160	$3,395.00	N/A
	S-76C+	90	$2,004.00	NOT ESTABLISHED
	S-92	178	$2,974.00	NOT ESTABLISHED
AVERAGE GALLON PR1CE:		JET FUEL:	$4.66

For the most recent version visit the FS website: http://www/ts/ted/is/fire/contracting